File No. _____________

As filed with the SEC on July 21, 2022

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

PRE-EFFECTIVE AMENDMENT NO.

POST-EFFECTIVE AMENDMENT NO.

SALIENT MF TRUST

(Exact Name of Registrant as Specified in Charter)

4265 San Felipe, 8th Floor

Houston, Texas 77027

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: 1-713-993-4001

Gregory A. Reid

Salient MF Trust

4265 San Felipe, 8th Floor

Houston, Texas 77027

(Name and Address of Agent for Service)

Copies to:

George J. Zornada

K&L Gates LLP

One Lincoln Street

Boston, MA 02111-2950

(617) 261-3231

Approximate Date of Proposed Offering: As soon as practicable after this Registration Statement becomes effective.

Title of securities being registered: Class A shares of beneficial interest, without par value, of Salient MLP & Energy Infrastructure Fund, a series of the Registrant.

It is proposed that the filing will become effective on August 20, 2022 pursuant to Rule 488 under the Securities Act of 1933, as amended.

No filing fee is due because Registrant is relying on section 24(f) of the Investment Company Act of 1940, as amended.

Dear Salient Midstream & MLP Fund Shareholder:

You are cordially invited to attend a special meeting of holders of common shares (the “Special Meeting”) of Salient Midstream & MLP Fund (NYSE Ticker: SMM) (the “Acquired Fund”), which will be held at the principal office of the Acquired Fund, 4265 San Felipe, 8th Floor, Houston, Texas 77027 on [         ], 2022 at [          ] a.m., Central Daylight Time, to consider and vote on the proposal discussed in the enclosed Proxy Statement/Prospectus. Before the Special Meeting, I would like to provide you with additional background and ask for your vote on this important proposal affecting your fund.

At the Special Meeting, shareholders will be asked to consider and vote upon a proposal to approve an Agreement and Plan of Reorganization (the “Agreement”) providing for the reorganization of the Acquired Fund, a Delaware statutory trust and a closed-end management investment company, into Salient MLP & Energy Infrastructure Fund (the “Acquiring Fund” and, together with the Acquired Fund, the “Funds”), a series of Salient MF Trust, a Delaware statutory trust and an open-end management investment company (the “Reorganization”). The Acquiring Fund has a substantially similar investment objective, investment strategies, policies and restrictions as the Acquired Fund, although there are some differences reflecting the different structures of the Funds as closed-end and open-end management investment companies. The Acquiring Fund’s management fee and overall expenses, on both a gross and net basis, are materially lower than those of the Acquired Fund. Voting only takes a few minutes and your participation is important! We recommend that you read the Proxy Statement/Prospectus in its entirety; the explanation will help you decide on the vote. Thank you in advance for your vote.

Currently, Salient Capital Advisors, LLC (the “Adviser”) serves as the investment advisor to both of the Funds and Gregory A. Reid, President of Salient, Frank T. (Ted) Gardner III, CFA, Portfolio Manager, and Parag Sanghani, CFA, Portfolio Manager, as the Adviser portfolio management team, have ultimate responsibility for each Fund’s investment decisions. After the Reorganization, the Adviser would continue to serve as the investment advisor to the Acquiring Fund and Mr. Reid, Mr. Gardner, and Mr. Sanghani would continue to be ultimately responsible for day-to-day portfolio management.

We appreciate your participation and prompt response in this matter. If you should have any questions regarding the proposal, or to quickly vote your shares, please call Okapi Partners LLC, our proxy solicitor, toll-free at (888) 785-6617. Thank you for your continued investment in the Fund.

QUESTIONS AND ANSWERS

Although we recommend that you read the complete Proxy Statement/Prospectus, for your convenience, we have provided a brief overview of the proposal to be voted on.

Q: Why am I receiving the enclosed Proxy Statement/Prospectus?

A: Certain funds are required to obtain shareholders’ votes for certain types of events, like the one described here and in the accompanying Proxy Statement/Prospectus. As a shareholder of record as of August 10, 2022 (the “Record Date”), you have a right to vote on these events, and we urge you to do so. A prompt response will save the expense of additional follow-up mailings and solicitations.

The Acquired Fund’s Board of Trustees (the “Acquired Fund Board”) unanimously recommends that you vote “FOR” the proposed Agreement.

Q: Why is the Reorganization being recommended by the Acquired Fund Board?

A: After careful consideration, the Trustees of the Acquired Fund Board, including by separate vote the trustees who are not “interested persons” within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), have unanimously determined that the proposed Reorganization is in the best interests of the Acquired Fund and its shareholders and that the interests of existing shareholders of the Acquired Fund will not be diluted as a result of the Reorganization. In particular, the Acquired Fund Board has determined, among other things, that (i) shareholders of the Acquired Fund may benefit from the ability to achieve liquidity for their shares at net asset value, while being invested in the Acquiring Fund, which has a substantially similar investment objective and investment strategies as the Acquired Fund and is managed by the same Adviser portfolio management team; (ii) although past performance does not guarantee future results, for the five-year period ended December 31, 2021 and for the period from the Acquiring Fund’s Class A inception on December 20, 2012 through December 31, 2021, the Acquiring Fund outperformed the Acquired Fund, while for the one-year period ended December 31, 2021, the Acquired Fund outperformed the Acquiring Fund; (iii) shareholders of the Acquired Fund may benefit from the lower expense ratio of the Acquiring Fund; and (iv) the Reorganization is anticipated to be tax-free under the Internal Revenue Code of 1986, as amended. However, the Acquired Fund will distribute any undistributed income and realized capital gains accumulated prior to the Reorganization to its shareholders. These distributions, if any, may be taxable to investors who hold their shares in a taxable account.

Q: How will the Reorganization affect Acquired Fund shareholders?

A: Upon the closing of the Reorganization, shareholders of the Acquired Fund, a closed-end investment company, will become holders of Class A shares of the Acquiring Fund, a series of an open-end investment company (commonly referred to as a “mutual fund”). The aggregate net asset value of the Acquiring Fund shares received by Acquired Fund shareholders will be equal to the aggregate net asset value of their shares of the Acquired Fund held as of the close of business on the business day immediately prior to the closing date of the Reorganization.

Shares of the Acquired Fund are listed for trading on the New York Stock Exchange (the “NYSE”), where such shares may be purchased and sold through broker-dealers at prevailing market prices. The Acquired Fund’s shares historically have traded at a discount to net asset value. In contrast, Class A shares of the Acquiring Fund are not listed for trading on a securities exchange but rather can be purchased and sold (redeemed) directly from the Acquiring Fund or through financial intermediaries at net asset value, less any applicable charges. Following the completion of the Reorganization, Acquired Fund shareholders (as shareholders of the Acquiring Fund), will be able to redeem shares received in the Reorganization at net asset value on each day the Acquiring Fund is open for business.

The Acquiring Fund currently also offers Class C, Class I, and Class R6 shares, none of which will be issued in the Reorganization. Class A shares were chosen as the share class to be received by Acquired Fund shareholders based on eligibility and expense considerations.

If the Reorganization is consummated, current Acquired Fund shareholders, as shareholders of the Acquiring Fund, would be able to exchange their Class A shares received in the Reorganization for shares of another class of the Acquiring Fund for which they are eligible. Such shareholders should consult their tax advisers regarding the potential tax consequences of such an exchange.

In addition, on May 26, 2022, Salient Partners, L.P. (“Salient”), the parent company to the Adviser, and Westwood Holdings Group, Inc. (“Westwood”) entered into a definitive purchase agreement pursuant to which Westwood has agreed to acquire certain investment management related assets of Salient (the “Westwood Transaction”). In anticipation of the Westwood Transaction, the Board of Trustees of the Acquiring Fund has separately approved an agreement and plan of reorganization providing for the reorganization of the Acquiring Fund into a newly formed series of the Ultimus Managers Trust (the “Westwood Fund”) to be managed by a Westwood-affiliated registered investment adviser. It is anticipated that the Acquiring Fund and the Westwood Fund will have substantially similar investment objectives, principal investment strategies, investment policies and principal risks. The Westwood Fund is anticipated to have a lower management fee and overall expenses, on both a gross and net basis, than the Acquiring Fund. Following the closing of the Westwood Transaction, the portfolio management team that currently manages the Acquiring Fund (as well as the Acquired Fund) is anticipated to continue to manage the Westwood Fund in the same manner as the Acquiring Fund is managed today, with the same stated investment objective. Class A shareholders of the Acquiring Fund are anticipated to receive Class A shares of the Westwood Fund, if that reorganization is approved by Acquiring Fund shareholders. The Westwood Transaction reorganization is also intended to be tax-free.

The Westwood Transaction reorganization is subject to shareholder approval, and Acquiring Fund shareholders of record will receive a separate proxy statement/prospectus that contains important information about the Westwood Transaction reorganization and the Westwood Fund. It is currently anticipated that the Reorganization of the Acquired Fund into the Acquiring Fund will be consummated prior to the record date to determine Acquiring Fund shareholders who will be eligible to vote on the Westwood Transaction reorganization. However, if the consummation of the Reorganization of the Acquired Fund into the Acquiring Fund is delayed, it is possible that Acquired Fund shareholders who receive Class A shares of the Acquiring Fund will not be eligible to vote on the Westwood Transaction reorganization, but would be subject to the results of such vote if they remain shareholders of the Acquiring Fund. These shareholders would continue to be permitted to redeem shares of the Acquiring Fund until the consummation of the Westwood Transaction reorganization, at which time they would become shareholders of the Westwood Fund.

Q: What are the principal differences between an open-end investment company and a closed-end investment company?

A: Common shares of closed-end investment companies, such as the Acquired Fund, are generally listed for trading on a securities exchange, such as the NYSE, where such shares may be purchased and sold through broker-dealers at prevailing market prices, which may be greater than (premium) or less than (discount) net asset value. Exchange-listed closed-end funds typically do not engage in a continuous offering of new shares, and the common shares of closed-end funds are not redeemable from the fund.

In contrast, open-end investment companies, such as the Acquiring Fund, engage in a continuous offering of new shares. Shares of open-end funds are not listed for trading on a securities exchange but rather can be purchased and sold (redeemed) directly from the fund, or through financial intermediaries, at net asset value, less any applicable charges. Certain additional differences exist between how closed-end funds and open-end funds are permitted to operate under the 1940 Act. Open-end funds, such as the Acquiring Fund, are subject to Rule 22e-4 under the 1940 Act, which prohibits them from investing more than 15% of their net assets in illiquid investments (the “15% Illiquid Investment Limit”). Closed-end funds are not subject to Rule 22e-4, and the Acquired Fund may invest in illiquid investments without limit. Although the Acquired Fund currently holds an illiquid investment, in light of the much larger size of the Acquiring Fund, following the Reorganization, the Acquiring Fund’s illiquid investments will not exceed the 15% Illiquid Investment Limit and is expected to be de minimis in size.

In addition, closed-end funds are permitted to use leverage to a greater extent than open-end funds and may issue preferred shares and debt securities in addition to common shares, although the Acquired Fund has not issued such securities. The Acquiring Fund, as an open-end fund, is managed without utilizing leverage and with higher cash balances than the Acquired Fund, which is a closed-end fund. Due to limitations on the use of leverage by open-end funds, the Acquired Fund will have to reduce its use of leverage prior to the consummation of the Reorganization.

Investors pay brokerage commissions in connection with the purchase and sale of Acquired Fund shares on the NYSE. Certain open-end fund share classes may be subject to a front-end or contingent deferred sales charge. In addition, an open-end fund is permitted to finance the distribution of its shares by adopting a plan under Rule 12b-1 under the 1940 Act, subject to shareholder approval. Distribution and service fees are generally used to compensate financial intermediaries for distribution and/or shareholder services. Salient MF Trust (the “Acquiring Trust”), on behalf of the Acquiring Fund, has adopted a distribution and service plan under Rule 12b-1, under which Class A shares are subject to an ongoing annual service fee of 25 basis points (0.25%). While the Acquiring Fund Class A Rule 12b-1 fee represents a new type of fee not applicable to the Acquired Fund, as described in more detail below, the Acquiring Fund’s management fee and overall expenses, on both a gross and net basis, are materially lower than those of the Acquired Fund.

Q: How will the Reorganization affect shareholders’ fees?

A: The fee and expense structures of the Funds differ, in part, because of operational and regulatory differences between open-end funds and closed-end funds. The fee and expense structure of the Acquiring Fund will apply following the Reorganization.

Please see the table below reflecting the current management fees and total annual operating expenses, on a gross and net basis, for each of the Funds. The Acquiring Fund has a competitive management fee and expense ratios, each of which is lower when compared to the Acquired Fund.

	Acquired Fund	Acquiring Fund
Management Fee	1.20%	0.95%
Gross Total Annual Operating Expenses	2.33%	1.55%
Net Total Annual Operating Expenses	2.33%	1.55%*

*The Adviser has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Acquiring Fund to the extent necessary to maintain total operating expenses at 1.55% for Class A, excluding certain expenses, such as taxes, brokerage commissions, interest, short dividend expense, any acquired fund fees and expenses, litigation and extraordinary expenses. This expense limitation agreement expires on April 30, 2023 (the “Termination Date”), unless renewed by mutual agreement of the Acquiring Fund and the Adviser based upon a determination doing so would be appropriate under the prevailing circumstances. If the Reorganization is approved, the Termination Date will be extended until the one-year anniversary of the consummation of the Reorganization.

Q. Will Acquired Fund shareholders who redeem Acquiring Fund shares after the Reorganization be charged a redemption fee?

A: No. Shareholders of the Acquired Fund who receive Acquiring Fund shares in the Reorganization will not be charged a redemption fee when redeeming Acquiring Fund shares.

Q: Will I have to pay any sales charge, commission or other similar fee in connection with the Reorganization?

A: No. You will not have to pay any sales charge, commission or other similar fee in connection with the Reorganization. As more fully discussed in the Proxy Statement/Prospectus, no front-end sales charge or contingent deferred sales charge will be imposed on the Class A shares of the Acquiring Fund received in connection with the Reorganization. Additional Class A shares or any other class of shares of the Acquiring Fund purchased after the Reorganization will be subject to the standard fee structure applicable to such class.

Q. Will the portfolio of the Acquired Fund or the Acquiring Fund be repositioned in connection with the Reorganization?

A: The portfolio managers of the Funds have reviewed the portfolio holdings of the Acquired Fund and, as of June 30, 2022, all the securities held by the Acquired Fund comply with the compliance guidelines and/or investment restrictions of the Acquiring Fund. As of June 30, 2022, approximately 80% of the Acquired Fund’s total assets were invested in the same securities held by the Acquiring Fund. Approximately 30% of the securities of the Acquired Fund are anticipated to be sold in order to reduce the Acquired Fund’s leverage prior to the Reorganization. The Adviser has estimated that the brokerage commissions and other transaction costs associated with these repositioning transactions will be approximately $60,000, amounting to less than $0.01 per share, of the Acquired Fund.

Q: Will the Reorganization constitute a taxable event for the Acquired Fund’s shareholders?

A: No. The Reorganization is intended to qualify as a tax-free “reorganization” for federal income tax purposes. It is expected that shareholders of the Acquired Fund who receive Acquiring Fund shares pursuant to the Reorganization will recognize no gain or loss for federal income tax purposes as a direct result of the Reorganization. Prior to the closing of the Reorganization, the Acquired Fund expects to declare a distribution of all of its net investment income and net capital gains, if any. All or a portion of such a distribution may be taxable to the Acquired Fund’s shareholders for federal income tax purposes. To the extent the Acquired Fund realizes net losses from the sale of portfolio securities in connection with the portfolio repositioning described above (or otherwise), the net capital gain or net investment income to be distributed by the Acquired Fund will be reduced. In the event the Acquired Fund realizes income or gain as a result of such sales, the net capital gain or net investment income to be distributed by the Acquired Fund will be increased if such income or gain cannot be offset by available capital loss carryforwards. To the extent that additional portfolio investments of the Acquiring Fund are sold after the Reorganization in order to meet redemption requests from former shareholders of the Acquired Fund, the Acquiring Fund may recognize gains or losses, which may result in taxable distributions to shareholders of the Acquiring Fund (including former shareholders of the Acquired Fund).

At any time before the Reorganization takes place, a shareholder may sell shares of the Acquired Fund on the NYSE. Generally, such sales would be taxable transactions.

You may wish to consult with your tax adviser concerning the tax consequences of the Reorganization.

Q: Will the Funds have to pay any fees or expenses in connection with the Reorganization?

A: The Acquired Fund will pay 70% of the costs associated with the Reorganization, and the Acquiring Fund will pay 30% of the costs associated with the Reorganization, which are estimated to be $315,000 (including auditor and legal fees and the costs of preparing and filing the enclosed Proxy Statement/Prospectus). These estimated expenses, in addition to the estimated brokerage commission and other transaction costs associated with the Reorganization purchases and sales of portfolio securities described above, will be borne indirectly by the Funds’ shareholders regardless of whether the Reorganization is consummated. The Acquired Fund Board and the Board of Trustees of the Acquiring Fund determined this allocation was fair and reasonable because the Acquired Fund’s shareholders would receive additional benefit in the form of liquidity from the Reorganization, as described in the Proxy Statement/Prospectus, not applicable to Acquiring Fund shareholders.

Q: When will the Reorganization occur?

A: Subject to the approval of the shareholders of the Acquired Fund, the Reorganization is expected to be consummated during the month of September 2022.

Q: What happens if shareholders of the Acquired Fund do not approve the Agreement?

A: If shareholders of the Acquired Fund do not approve the Agreement, the Reorganization will not occur, the Acquired Fund would continue to operate as a closed-end fund and its shares would continue to trade on the NYSE. The Acquired Fund Board may consider other alternatives for the Acquired Fund, which may include seeking a merger with a different fund, the liquidation of the Acquired Fund (which would likely take an extended period of time), continuing current operations of the Acquired Fund with the Adviser or seeking a new investment adviser to manage the Acquired Fund.

Q: How does the Acquired Fund Board suggest that I vote?

A: As stated above, the Acquired Fund Board unanimously recommends that you vote “FOR” the Agreement.

Q: What should I do in connection with the Reorganization?

A: Please vote your shares today. If the Reorganization is approved and consummated, your shares in the Acquired Fund will automatically be exchanged for Class A shares of the Acquiring Fund. Please do not attempt to make the exchange yourself.

Q: How do I vote my shares?

A: There are several ways in which you can cast your vote. To vote, you may use any of the following methods:

•	By Internet. Have your proxy card available. Go to the website listed on your card. Follow the instructions found on the website.
•	By Telephone. Have your proxy card available. Call the toll-free number listed on your card. Follow the recorded instructions.
•	By Mail. Please complete, date and sign your proxy card before mailing it in the enclosed postage-paid envelope.
•	In Person. Shareholders of record as of the close of business on the Record Date will be able to attend and participate in the Special Meeting. Even if you plan to attend the Special Meeting in person, we recommend that you also authorize your proxy as described herein so that your vote will be counted if you decide not to attend the Special Meeting.

Q: Whom should I call if I have questions?

If you should have any questions regarding the proposal, or to quickly vote your shares, please call Okapi Partners LLC, our proxy solicitor, toll-free at (888) 785-6617. Thank you for your continued investment in the Fund.

Your vote is very important. We encourage you as a shareholder to participate by returning your vote as soon as possible. If enough shareholders fail to cast their votes, the Acquired Fund may not be able to hold the Special Meeting or the vote on the proposal, and will be required to incur additional solicitation costs in order to obtain sufficient shareholder participation.

Important additional information about the Reorganization is set forth in the accompanying Proxy Statement/Prospectus.

Please read it carefully.

Sincerely

/s/ Gregory A. Reid
Gregory A. Reid
President, Salient

SALIENT MIDSTREAM & MLP FUND

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

Important Notice Regarding the Availability of Proxy Materials for a Special Meeting of Shareholders to be Held on [       ], 2022: The Notice of a Special Meeting of Shareholders, Proxy Statement/Prospectus, Proxy Card and other materials are available at www.OkapiVote.com/SMMSPECIAL.

The Special Meeting of Shareholders of Salient Midstream & MLP Fund, a closed-end investment management company formed as a Delaware statutory trust (the “Acquired Fund”), will be held at the principal offices of the Acquired Fund, 4265 San Felipe, 8th Floor, Houston, Texas 77027, on [         ], 2022 at [         ] p.m. Central Daylight Time, for the following purposes:

To approve an Agreement and Plan of Reorganization pursuant to which Salient MLP & Energy Infrastructure Fund, a series of Salient MF Trust, a Delaware statutory trust and an open-end investment management company (the “Acquiring Fund”), would acquire all of the assets of Salient Midstream & MLP Fund (the “Acquired Fund”) in exchange for Class A shares of the Acquiring Fund to be distributed pro rata to shareholders of the Acquired Fund, in complete liquidation, dissolution and termination of the Acquired Fund.

The Board of Trustees of the Acquired Fund has fixed the close of business on August 10, 2022 as the record date for the determination of the shareholders of the Acquired Fund entitled to notice of and to vote at the meeting and any adjournments thereof.

By Order of the Board of Trustees

/s/ Kristen Bayazitoglu
Kristen Bayazitoglu
Secretary

[       ], 2022

Houston, Texas

IMPORTANT

Shareholders can help the Board of Trustees of the Acquired Fund avoid the necessity and additional expense to the Acquired Fund of further solicitations by promptly returning the enclosed proxy. The enclosed addressed envelope requires no postage if mailed in the United States and is intended for your convenience. Alternatively, you may vote by telephone or Internet as set forth on your proxy card.

It is important that you vote. The Board of Trustees of the Acquired Fund unanimously recommends that you vote FOR the proposed reorganization.

PROXY STATEMENT of

Salient Midstream & MLP Fund

PROSPECTUS for

Salient MLP Energy & Infrastructure Fund

a series of Salient MF Trust

4265 San Felipe, 8th Floor,

Houston, Texas 77027

Telephone No.: 1-713-993-4001

This Proxy Statement/Prospectus is provided in connection with a special meeting of holders of common shares (the “Special Meeting”) of Salient Midstream & MLP Fund (NYSE Ticker: SMM), which will be held at the principal offices of the Acquired Fund, 4265 San Felipe, 8th Floor, Houston, Texas 77027, on [          ], 2022 at [          ] a.m., Central Daylight Time, to consider and vote on the below proposal (the “Proposal”):

To approve an Agreement and Plan of Reorganization pursuant to which Salient MLP & Energy Infrastructure Fund, a series of Salient MF Trust, a Delaware statutory trust and an open-end investment management company (the “Acquiring Fund”), would acquire all of the assets of Salient Midstream & MLP Fund (the “Acquired Fund”) in exchange for Class A shares of the Acquiring Fund to be distributed pro rata to shareholders of the Acquired Fund, in complete liquidation, dissolution and termination of the Acquired Fund.

The Acquired Fund and the Acquiring Fund are each a “Fund” and together referred to as the “Funds.”

A proxy is enclosed with the foregoing Notice of the Special Meeting of Shareholders of the Acquired Fund, for the benefit of shareholders who do not expect to be present at the meeting. This proxy is solicited on behalf of the Board of Trustees of the Acquired Fund (collectively the “Acquired Fund Board” and individually each a “Trustee”), and is revocable by the person giving it prior to exercise by a signed writing filed with the Acquired Fund’s Secretary, or by executing and delivering a later dated proxy, or by attending the meeting and voting the shares in person. If you attend the meeting in person, please be prepared to present photo identification. Each proxy will be voted in accordance with its instructions; if no instruction is given, an executed proxy will authorize the persons named as attorneys, or any of them, to vote in favor of the Proposal. This proxy material will be first sent to shareholders on or about [         ], 2022.

This Proxy Statement/Prospectus contains information that shareholders of the Acquired Fund may wish to know about the reorganization of the Acquired Fund into the Acquiring Fund (the “Reorganization”). Please read it carefully and retain it for future reference. Voting only takes a few minutes and your participation is important! We recommend that you read the Proxy Statement/Prospectus in its entirety; the explanation will help you decide on the vote. Thank you in advance for your vote.

The Board of Trustees of each Fund, including by separate vote the trustees who are not “interested persons” within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), determined that participation by the Fund in the Reorganization is in the best interests of the Fund and its shareholders and that the interests of existing shareholders in the Fund will not be diluted as a result of effecting the proposed Reorganization. Information on the rationale for the Reorganization is included in this Proxy Statement/Prospectus in the section entitled “Summary – Reasons for the Proposed Reorganizations.”

The Board has fixed the close of business on August 10, 2022 as the record date for the determination of the shareholders entitled to notice of and to vote at the meeting and any adjournments thereof. Shareholders at the close of business on the record date will be entitled to one vote for each share held.

The Board knows of no business other than the Proposal included in the Notice of a Special Meeting of Shareholders which will be presented for consideration. If any other matters are properly presented, it is the intention of the persons named as attorneys in the enclosed proxy to vote the proxies in accordance with their judgment on such matters.

Where to Get More Information

•	The Statement of Additional Information (“SAI”) relating to this Proxy Statement/Prospectus dated [ ].

•	The prospectus and statement of additional information of the Acquired Fund dated May 24, 2012, as supplemented (File Nos. 333-177913 and 811-22626).

•	The Class A prospectus and statement of additional information of the Acquiring Fund dated May 1, 2022, as supplemented (File Nos. 333-180225 and 811-22678).

•	The annual shareholder report of the Acquired Fund dated November 30, 2021 (File No. 811-22626).

•	The annual shareholder report of the Acquiring Fund dated December 31, 2021 (File No. 811-22678).

•	The semiannual shareholder report of the Acquired Fund dated May 31, 2022 (File No. 811-22626).

Fund documents and additional information about each Fund are available at no charge by writing to that Fund or by calling, toll-free: 1-866-667-9228.

These documents and additional information about the Funds are also on file with the SEC at www.sec.gov on the EDGAR database. You may obtain copies of this information by electronic request, after paying a duplicating fee, to the following e-mail address: publicinfo@sec.gov.

The common shares of the Acquired Fund, a closed-end fund, are listed on the New York Stock Exchange (the “NYSE”). Reports, proxy statements and other information concerning the Acquired Fund can be inspected at the offices of the NYSE, 11 Wall Street, New York, New York 10005. Class A and other shares of the Acquiring Fund, an open-end fund, are not listed on any exchange but rather are purchased and redeemed directly from the Acquiring Fund, or through financial intermediaries, at net asset value, less any applicable charges.

This Proxy Statement/Prospectus serves as a prospectus of the Acquiring Fund in connection with the issuance of the Class A shares of the Acquiring Fund in the Reorganization. In this connection, no person has been authorized to give any information or make any representation not contained in this Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

Shares of the Funds offered by this Proxy Statement/Prospectus are not deposits or obligations of, or guaranteed or endorsed by, any bank. Shares of the Funds are not federally insured by, guaranteed by, obligations of, or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. An investment in the Funds involves investment risks, including possible loss of the principal amount invested.

To ask questions about this Proxy Statement/Prospectus, call our toll-free telephone number: 1-866-667-9228.

The date of this Proxy Statement/Prospectus is [      ], 2022.

TABLE OF CONTENTS

Page

Introduction	1
Description of the Reorganization	1
Summary Comparisons of the Funds	2
Additional Information about the Reorganization	26
Proxies, Quorum, and Voting at the Special Meeting	30
Share Ownership of the funds	32
Capitalization	32
Additional Information about the Funds	32
Service Providers	52
Experts	52
Available Information	53
Exhibit A - form of Agreement and Plan of Reorganization and Termination	A-1
Exhibit B - Financial Highlights of the Funds	B-1
Exhibit C - Summary of Rights of Shareholders	C-1

INTRODUCTION

This Proxy Statement/Prospectus includes information that is specific to the Reorganization, including summary comparisons. You should read the entire Proxy Statement/Prospectus carefully, including Exhibit A, which contains the form of Agreement and all other exhibits, and retain these documents for future reference. This Proxy Statement/Prospectus is being mailed to the Acquired Fund’s shareholders on or about [                ], 2022. Voting only takes a few minutes and your participation is important! We recommend that you read the Proxy Statement/Prospectus in its entirety; the explanation will help you decide on the vote. Thank you in advance for your vote.

If the Proposal is approved by shareholders of the Acquired Fund, under the Agreement, the Acquired Fund would transfer all of its assets to the Acquiring Fund in exchange for Class A shares of the Acquiring Fund, and the Acquiring Fund would assume the Acquired Fund’s liabilities as of the Closing Date. These shares would be distributed to shareholders of the Acquired Fund in proportion to such shareholders’ holdings of Acquired Fund shares on the Closing Date.

If shareholders of the Acquired Fund do not approve the Agreement, the Reorganization will not occur, the Acquired Fund would continue to operate as a closed-end fund and its shares would continue to trade on the NYSE. The Acquired Fund Board may consider other alternatives for the Acquired Fund, which may include seeking a merger with a different fund, the liquidation of the Acquired Fund(which would likely take an extended period of time), or continuing current operations of the Acquired Fund with the Adviser or seeking a new investment adviser to manage the Acquired Fund.

DESCRIPTION OF THE REORGANIZATION

How the Reorganization Will Work

•	The Acquired Fund will transfer all of its assets to the Acquiring Fund. The Acquiring Fund will assume all of the Acquired Fund’s liabilities as of the date of the closing of the Reorganization (the “Closing Date”).

•	The Acquiring Fund is managed by the same team of portfolio managers as the Acquired Fund, using substantially the same investment strategies and portfolio management techniques and supported by the same Adviser portfolio management team.

•	The Acquiring Fund will issue to the Acquired Fund a number of full and fractional Class A shares having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to its common shares, less the value of any liabilities attributable to such shares. These shares will be distributed to the shareholders of the Acquired Fund in proportion to their holdings on the Closing Date. As there are no material differences between the valuation policies used by each of the Funds, it is not expected that any differences in valuation between the value of your investment immediately before the Reorganization (calculated using the Acquired Fund’s valuation procedures) and the value of your investment immediately after the Reorganization will occur.

•	No sales charge will be imposed on shares of the Acquiring Fund received by shareholders of the Acquired Fund.

•	Shareholders of the Acquired Fund will become shareholders of the Acquiring Fund, and the Acquired Fund will be terminated.

•	The Acquiring Fund will be the legal and accounting survivor in the Reorganization.

•	For federal income tax purposes, the Reorganization is intended not to result in income, gain or loss being recognized by the Acquired Fund, the Acquiring Fund, or the shareholders of either Fund.

Rationale for the Reorganization

The Reorganization is intended to consolidate the Acquired Fund with a similar fund advised by Salient Capital Advisors, LLC (the “Adviser”). Each of the Funds pursues a high level of total return by investing primarily in securities of master limited partnerships (“MLPs”) and energy infrastructure companies. Following the Reorganization, the combined fund will pursue a substantially similar investment objective in a larger fund utilizing substantially similar investment policies to the Acquired Fund, and subject to lower overall expenses than the Acquired Fund.

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Although past performance does not guarantee future results, for the five-year period ended December 31, 2021 and for the period from the Acquiring Fund’s Class A inception on December 20, 2012 through December 31, 2021, the Acquiring Fund outperformed the Acquired Fund, while for the one-year period ended December 31, 2021, the Acquired Fund outperformed the Acquiring Fund.

Immediately following the Reorganization of the Acquired Fund into the Acquiring Fund, the maximum annual operating expenses of Class A shares of the Acquiring Fund are expected to be lower than the current annual operating expenses of the Acquired Fund on a gross and net basis. In addition, Acquired Fund shareholders will have the ability to achieve liquidity for their shares at net asset value.

The Adviser believes that the Acquiring Fund will be better positioned in the market to increase asset size and achieve additional economies of scale than the Acquired Fund as currently constituted. As a result, the Acquiring Fund may benefit from the ability to achieve better net prices on securities trades and spread fixed expenses in a manner that may contribute to achieving a lower expense ratio in the long-term than the Acquired Fund could be expected to achieve as currently constituted.

The Reorganization is expected to be a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). For information on the federal income tax consequences of the Reorganization, see “Comparison of Buying, Selling and Exchanging Shares – Tax Information.” However, the Acquired Fund will distribute any undistributed income and realized capital gains accumulated prior to the Reorganization to its shareholders. These distributions, if any, may be taxable to investors who hold their shares in a taxable account.

In addition, on May 26, 2022, Salient Partners, L.P. (“Salient”), the parent company to the Adviser, and Westwood Holdings Group, Inc. (“Westwood”) entered into a definitive purchase agreement pursuant to which Westwood has agreed to acquire certain investment management related assets of Salient (the “Westwood Transaction”). In anticipation of the Westwood Transaction, the Board of Trustees of the Acquiring Fund has separately approved an agreement and plan of reorganization providing for the reorganization of the Acquiring Fund into a newly formed series of the Ultimus Managers Trust (the “Westwood Fund”) to be managed by a Westwood-affiliated registered investment adviser. It is anticipated that the Acquiring Fund and the Westwood Fund will have substantially similar investment objectives, principal investment strategies, investment policies and principal risks. The Westwood Fund is anticipated to have a lower management fee and overall expenses, on both a gross and net basis, than the Acquiring Fund. Following the closing of the Westwood Transaction, the portfolio management team that currently manages the Acquiring Fund (as well as the Acquired Fund) is anticipated to continue to manage the Westwood Fund in the same manner as the Acquiring Fund is managed today, with the same stated investment objective. Class A shareholders of the Acquiring Fund are anticipated to receive Class A shares of the Westwood Fund, if that reorganization is approved by Acquiring Fund shareholders. The Westwood Transaction reorganization is also intended to be tax-free.

The Westwood Transaction reorganization is subject to shareholder approval, and Acquiring Fund shareholders of record will receive a separate proxy statement/prospectus that contains important information about the Westwood Transaction reorganization and the Westwood Fund. It is currently anticipated that the Reorganization of the Acquired Fund into the Acquiring Fund will be consummated prior to the record date to determine Acquiring Fund shareholders who will be eligible to vote on the Westwood Transaction reorganization. However, if the consummation of the Reorganization of the Acquired Fund into the Acquiring Fund is delayed, it is possible that Acquired Fund shareholders who receive Class A shares of the Acquiring Fund will not be eligible to vote on the Westwood Transaction reorganization, but would be subject to the results of such vote if they remain shareholders of the Acquiring Fund. These shareholders would continue to be permitted to redeem shares of the Acquiring Fund until the consummation of the Westwood Transaction reorganization, at which time they would become shareholders of the Westwood Fund.

SUMMARY COMPARISONS OF THE FUNDS

Comparison of the Funds’ Organization, Investment Objectives, Strategies and Policies

The chart below describes the similarities and differences between the Funds’ objectives and principal investment strategies. As shown below, as of the Closing Date, the Funds have substantially similar investment objectives and invest primarily in securities of MLPs and energy infrastructure companies. As of June 30, 2022, approximately 80% of the Acquired Fund’s total assets were invested in the same securities held by the Acquiring Fund. However, as also shown below, there are differences in the principal investment strategies of the Funds, including:

•	The Acquired Fund is a closed-end fund, which has the ability to invest in illiquid or other restricted securities, including private investments in public equity or privately held companies. The Acquired Fund is permitted to use leverage to a greater extent than the Acquiring Fund and may issue debt securities in addition to common shares. The Acquired Fund uses leverage to seek to enhance its returns. The Acquiring Fund is an open-end fund, which is more limited in its ability to invest in illiquid or restricted securities. The Acquiring Fund is managed without utilizing leverage and with higher cash balances than the Acquired Fund.

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•	The Acquired Fund invests at least 80% of its total assets in securities of “Midstream Companies” (as defined below) and MLPs. The Acquiring Fund invests at least 80%, plus borrowings for investment purposes, if any, in securities of MLPs and “Energy Infrastructure Companies” (as defined below).

•	The Acquired Fund may engage in short sales as a principal strategy, whereas the Acquiring Fund generally does not sell securities short as a principal investment strategy.

	Acquired Fund	Acquiring Fund
Organization	The Acquired Fund is a non-diversified, closed-end management investment company organized as a Delaware statutory trust.	The Acquiring Fund is a non-diversified series of Salient MF Trust, an open-end management investment company organized as a Delaware statutory trust.
Net assets as of June 30, 2022	Approximately $199.1 million	Approximately $839.2 million
Investment advisor	Salient Capital Advisors, LLC	Salient Capital Advisors, LLC
Portfolio Managers

Gregory A. Reid, President and Senior Portfolio Manager, Managed the Acquired Fund since inception in May 2012; Frank T. (Ted) Gardner III, CFA, Managing Director and Portfolio Manager, Managed the Acquired Fund since inception in May 2012; and Parag Sanghani, CFA, Managed the Acquired Fund since May 2022.

Gregory A. Reid, President and Senior Portfolio Manager, Managed the Acquiring Fund since inception in September 2012; Frank T. (Ted) Gardner III, CFA, Managing Director and Portfolio Manager, Managed the Acquiring Fund since inception in September 2012; and Parag Sanghani, CFA, Managed the Acquiring Fund since May 2022.
Investment Objective	The Acquired Fund’s investment objective is to provide a high level of total return with an emphasis on making quarterly cash distributions to its common shareholders.	The Acquiring Fund seeks to maximize total return (capital appreciation and income).
Principal investment strategies

The Acquired Fund seeks to achieve its investment objective by investing at least 80% of its total assets in securities of Midstream Companies and MLPs. The Acquired Fund invests in equity securities such as common units, preferred units, subordinated units, general partner interests, common shares, preferred shares and convertible securities in Midstream Companies, MLPs and other energy companies. The Acquired Fund may invest in companies of any market capitalization ranges. The Acquired Fund may also invest up to but not more than 25% of its total assets in debt securities of energy companies. All or a portion of the Acquired Fund’s debt securities may be rated below investment grade (commonly referred to as “junk bonds”) by a nationally recognized statistical ratings organization (“NRSRO”). No more than 10% of the Acquired Fund’s total assets may be invested in debt securities rated CCC+/Caa1 or lower.

Under normal circumstances, the Acquiring Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in securities of MLPs and Energy Infrastructure Companies. The Acquiring Fund invests in equity securities such as common units, preferred units, subordinated units, general partner interests, common shares and preferred shares in MLPs and Energy Infrastructure Companies. The Acquiring Fund also may invest in investment grade debt securities issued by MLPs and Energy Infrastructure Companies of any maturity. The Acquiring Fund may invest in MLPs and Energy Infrastructure Companies of any market capitalization ranges. Energy Infrastructure Companies include clean energy companies engaged in renewable energy electricity generation (wind, solar, hydrogen, geothermal, biomass, etc.), renewable storage and transmission, renewable energy equipment development manufacturing, electrified transport, biofuel production or energy efficiency solutions (including smart grid). The Acquiring Fund is non-diversified, which means that it may invest in a limited number of issuers.

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Acquired Fund	Acquiring Fund

Midstream Companies are companies, including affiliates of MLPs, that own or operate assets used in energy logistics, including, but not limited to, assets used in transporting (including marine), storing, gathering, processing, distributing or marketing of natural gas, natural gas liquids, crude oil or refined products.

MLPs are entities structured as master limited partnerships. Master limited partnerships are limited partnerships and limited liability companies that are publicly traded and are treated as partnerships for federal income tax purposes.

The Acquired Fund may directly invest up to but not more than 25% (or such higher amount as permitted by any applicable tax diversification rules) of its total assets in equity or debt securities of MLPs. Midstream Companies and MLPs include renewable energy companies engaged in renewable energy electricity generation (wind, solar, hydrogen, geothermal, biomass, etc.), renewable storage and transmission, renewable energy equipment development manufacturing, electrified transport, biofuel production or energy efficiency solutions (including smart grid). The Acquired Fund is non-diversified, which means that it may invest in a limited number of issuers. Other energy companies may include alternative energy providers and utilities. The Acquired Fund will invest primarily in companies located in North America, but may invest in companies located anywhere in the world. The Acquired Fund is non-diversified, which means that it may invest in a limited number of issuers.

The Acquired Fund may invest up to but not more than 30% of its total assets in unregistered, or otherwise restricted securities of MLPs and Midstream Companies and in interests in private investments in public equities (“PIPEs”). For purposes of this limitation, “restricted securities” include (i) registered securities of public companies subject to a lock-up period, (ii) unregistered securities of public companies with registration rights, (iii) unregistered securities of public companies that become freely tradable with the passage of time, or (iv) securities of privately held companies. However, no more than 10% of total assets may be invested in equity securities of privately held companies.

MLPs are entities structured as master limited partnerships. Master limited partnerships are limited partnerships and limited liability companies that are publicly traded and are treated as partnerships for federal income tax purposes.

Energy Infrastructure Companies are companies, including affiliates of MLPs, that own and operate assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting (including marine), transmitting, terminal operation, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal, electricity, or renewable energy or that provide energy-related services. For purposes of this definition, such companies (i) derive at least 50% of their revenues or operating income from operating such assets or providing services for the operation of such assets or (ii) have such assets that represent the majority of their assets.

The Acquiring Fund will invest at least 50% of its total assets in Midstream MLPs and Midstream Energy Infrastructure companies.

Midstream MLPs are MLPs that principally own and operate assets used in energy logistics, including, but not limited to, assets used in transporting (including marine), storing, gathering, processing, distributing or marketing of natural gas, natural gas liquids, crude oil or refined products.

Midstream Energy Infrastructure Companies are companies, other than Midstream MLPs, that own and operate assets used in energy logistics, including, but not limited to, assets used in transporting (including marine), storing, gathering, processing, distributing or marketing of natural gas, natural gas liquids, crude oil or refined products.

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Acquired Fund	Acquiring Fund

The Acquired Fund may engage in covered call writing on up to 30% of the value of total assets. The Acquired Fund currently expects to write call options for the purpose of generating realized gains or reducing the Acquired Fund’s ownership of certain securities. The Acquired Fund will only write call options on securities that are held in the portfolio (i.e., covered calls). The Acquired Fund may borrow to purchase securities, which would have the effect of adding financial leverage to the portfolio. In the future, financial leverage could be in the form of the issuance of preferred shares. Under normal market conditions, the Acquired Fund utilizes financial leverage in an amount that represents no more than 25% of total assets, including proceeds from such financial leverage. However, as market conditions develop, the Acquired Fund may use financial leverage in amounts that represent greater than 25% leverage as permitted by the 1940 Act. The Acquired Fund also may utilize derivatives and other portfolio techniques (such as short selling and uncovered call writing) that have the economic effect of leverage by creating additional investment exposure.

The Acquiring Fund’s investments in the securities of MLPs, at the time of investment, will not exceed 25% of total assets as measured at the time of investment.

The Acquiring Fund may engage in covered call writing. The Acquiring Fund currently expects to write call options for the purpose of generating realized gains or reducing the Acquiring Fund’s ownership of certain securities. The Acquiring Fund will only write call options on securities that are held in the portfolio (i.e., covered calls). The Acquiring Fund may borrow to purchase securities, which would have the effect of adding leverage to the portfolio.

The Advisor’s investment process is designed to generate returns by investing in a portfolio of publicly-traded MLPs and Energy Infrastructure Companies. Returns are typically driven by the distribution yield plus expected annual growth in the cash distributions. The Advisor maintains proprietary business valuation models and analyzes key variables such as cash flow stability, growth profile, commodity price sensitivity, balance sheet strength, hedging profile, management strength, competitive landscape and other factors. The Advisor employs a “bottom up” research-driven stock selection process with an emphasis on the opportunity set and growth prospects for each target investment. Changes in the laws of the United States, including tax laws and regulations, could result in the inability of the Acquiring Fund to operate as described in this prospectus and the SAI and could adversely affect the Acquiring Fund (see “Tax Law Change Risk” below).

Changes of Investment Policies	The Acquired Fund’s policy to invest at least 80% of its total assets in securities of Midstream Companies and MLPs is non-fundamental, which means that it may be changed without shareholder approval. The 80% investment policy of the Acquired Fund may be changed at any time by the Board. Shareholders will be given written notice at least 60 days prior to any change by the Acquired Fund of its 80% investment policy.	The Acquiring Fund’s policy to invest at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in securities of MLPs and Energy Infrastructure Companies in such a manner is non-fundamental, which means that it may be changed without shareholder approval. The 80% investment policy of the Acquiring Fund may be changed at any time by the Board. Shareholders will be given written notice at least 60 days prior to any change by the Acquiring Fund of its 80% investment policy.

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Additional Investment Strategies

In addition to the principal investment strategies described above, the Acquiring Fund may employ the following techniques in pursuing its investment objective.

Segregation of Assets

As an open-end investment management company registered with the U.S. Securities and Exchange Commission (the “SEC”), the Acquiring Fund is subject to the federal securities laws, including the 1940 Act, the rules thereunder, and various SEC and SEC staff interpretive positions. In accordance with these laws, rules and positions, the Acquiring Fund must “set aside” (often referred to as “asset segregation” or “earmarking”) liquid assets, or engage in other SEC or staff-approved measures, to “cover” open positions with respect to certain kinds of derivatives instruments. In the case of forward contracts that are not contractually required to cash settle, for example, the Acquiring Fund must set aside liquid assets equal to such contracts’ full notional value while the positions are open. With respect to forward contracts that are contractually required to cash settle, however, the Acquiring Fund is permitted to set aside liquid assets in an amount equal to its daily marked-to-market net obligations (i.e., the Acquiring Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. The Acquiring Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation.

The Acquiring Fund generally will use its money market instruments (or any other liquid assets) to cover its obligations as required by the 1940 Act, the rules thereunder, and applicable SEC and SEC staff positions. Short-term debt securities (or any other liquid asset so used) may not be used for other operational purposes but may be replaced by other liquid assets as may be determined by the Acquiring Fund’s Advisor. The Acquiring Fund’s Advisor will monitor the Acquiring Fund’s use of derivatives and will take action as necessary for the purpose of complying with the asset segregation policy stated above. Such actions may include the sale of the Acquiring Fund’s portfolio investments.

Lending of Portfolio Securities

In order to generate additional income, the Acquiring Fund from time to time may lend portfolio securities to broker-dealers, banks or institutional borrowers of securities. During the time portfolio securities are on loan, the borrower pays the lending fund any dividends or interest paid on such securities. In the event the borrower defaults on its obligation to the lending fund, the lending fund could experience delays in recovering its securities and possible capital losses.

Temporary Defensive Positions; Cash Reserves

Under adverse market conditions or to meet anticipated redemption requests, the Acquiring Fund may not follow its principal investment strategy. Under such conditions, the Acquiring Fund may invest without limit in money market securities, U.S. Government obligations, interests in short-term investment funds, repurchase agreements, and short-term debt securities. This could have a negative effect on the Acquiring Fund’s ability to achieve its investment objective. Although the issuers of certain federal agency securities or government-sponsored entity securities in which the Acquiring Fund may invest (such as debt securities or mortgage-backed securities issued by Freddie Mac, Fannie Mae, Federal Home Loan Banks (“FHLB”), and other government-sponsored entities) may be chartered or sponsored by Acts of Congress, the issuers are not funded by Congressional appropriations, and their securities are neither guaranteed nor issued by the United States Treasury.

The Acquiring Fund is authorized to invest its cash reserves (funds awaiting investment) in the specific types of securities to be acquired by the Acquiring Fund or cash to provide for payment of the Acquiring Fund’s expenses or to permit the Acquiring Fund to meet redemption requests. The Acquiring Fund also may create equity or fixed-income exposure for cash reserves through the use of options or futures contracts in accordance with its investment objectives to minimize the impact of cash balances. This will enable the Acquiring Fund to hold cash while receiving a return on the cash that is similar to holding equity or fixed-income securities.

Additional Information Regarding the Security Selection Process

As part of analysis in its security selection process, among other factors, the Advisor also evaluates whether environmental, social and governance (“ESG”) factors could have a positive or negative impact on the risk profiles of many issuers in the universe of securities in which the Acquiring Fund may invest. This qualitative analysis does not automatically result in including or excluding specific securities but may be used by the Advisor as an additional input in its primary analysis.

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Comparison of Investment Risks

The Funds are exposed to various risks that could cause shareholders to lose money on their investments in the Funds. The table below identifies the principal risks of each Fund. As shown below, as of the Closing Date, the Funds have substantially similar investment risks. However, as also shown below, there are differences in the principal investment risks of the Funds, largely reflecting the different structures of the Funds as closed-end or open-end:

•	With respect to the differences in risks, those of the Acquired Fund’s risks that are not shared with the Acquiring Fund are generally a result of the Acquired Fund’s status as a closed-end fund or differences in the Funds’ principal investment strategies described above under “Synopsis—Comparison of the Funds—Investment Objectives and Principal Investment Strategies.” Following the Reorganization, shareholders of the Acquired Fund will no longer be subject to the risk that the Fund’s common shares may trade at a discount from the Fund’s net asset value, as the Acquiring Fund’s shares are bought and sold at net asset value.

•	The Acquired Fund is subject to the following risks that the Acquiring Fund is not subject to: Discount from or Premium to Net Asset Value, Lower-Rated Debt Securities (“Junk Bonds”) Risk, Privately Held Company Risk, Restricted and Illiquid Securities Risk, and Short Sale Risk. The Acquiring Fund is subject to the following risks that the Acquired Fund is not subject to: Model and Data Risk, and Portfolio Turnover Risk.

Risks:	Acquired Fund	Acquiring Fund
Borrowing Risk	X	X
Concentration Risk	X	X
Counterparty Risk	X	X
Debt Instruments Risk	X	X
Derivatives Risk	X	X
Discount from or Premium to Net Asset Value	X
Equity Securities Risk	X	X
Industry Specific Risk	X	X
Leverage Risk	X	X
Lower-Rated Debt Securities (“Junk Bonds”) Risk	X
Manager Risk	X	X
Market Events Risk	X	X
Market Risk	X	X
Master Limited Partnerships (“MLPs”) Risk	X	X
Model and Data Risk		X
Non-Diversification Risk	X	X
Portfolio Turnover Risk		X
Privately Held Company Risk	X

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Risks:	Acquired Fund	Acquiring Fund
Renewable Energy Companies Risk	X	X
Restricted and Illiquid Securities Risk	X
Short Sale Risk	X
Small and Medium Capitalization Stocks Risk	X	X
Tax Law Change Risk	X	X
Tax Risk	X	X
Volatility Risk	X	X

The following summarizes the principal risks affecting each Fund.

Principal Risks Applicable to Both Funds

Below are descriptions of the main factors that may play a role in shaping the Funds’ overall risk profile. The following discussions relating to various principal risks associated with investing in the Funds are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Funds. Your investment may be subject to the risks described below if a shareholder invests in the Funds.

An investment in the Funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. The Funds’ principal risk factors are listed below. The Funds’ shares will go up and down in price, meaning that you could lose money by investing in the Funds. Many factors influence a mutual fund’s performance. An investment in the Funds is not intended to constitute a complete investment program and should not be viewed as such. Before investing, be sure to read the additional descriptions of these risks below.

As an overall matter, instability in the financial markets has led many governments, including the United States government, to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and, in some cases, a lack of liquidity. Federal, state and other governments, and their regulatory agencies or self-regulatory organizations, may take actions that affect the regulation of the instruments in which the Funds invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Funds itself is regulated. Such legislation or regulation could limit or preclude the Funds’ ability to achieve its investment objective.

All securities investing and trading activities risk the loss of capital. No assurance can be given that the Funds’ investment activities will be successful or that the Funds’ shareholders will not suffer losses.

Borrowing Risk

Borrowing for investment purposes creates leverage, which will exaggerate the effect of any increase or decrease in the market price of securities in the Acquiring Fund’s portfolio on the Acquiring Fund’s net asset value and, therefore, may increase the volatility of the Acquiring Fund. Money borrowed will be subject to interest and other costs (that may include commitment fees and/or the cost of maintaining minimum average balances). These costs may exceed the gain on securities purchased with borrowed funds. Increased operating costs, including the financing cost associated with any leverage, may reduce the Acquiring Fund’s total return. Unless the income and capital appreciation, if any, on securities acquired with borrowed funds exceed the cost of borrowing, the use of leverage will diminish the investment performance of the Acquiring Fund.

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Concentration Risk

The Funds concentrates its investments in issuers of one or more particular industries to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the Funds. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that the Funds will be more susceptible to market, economic, political, regulatory, and other conditions and risks associated with that industry than a Funds that does not concentrate its investments.

Counterparty Risk

In general, a derivative contract typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of a security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative contract. Many of these derivative contracts will be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Funds, the Funds must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, a Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses by the Funds.

Debt Instruments Risk

Debt instruments are generally subject to credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Derivatives related to debt instruments may be exposed to similar risks for individual securities, groups of securities or indices tracking multiple securities or markets. Both debt securities and debt-related derivative instruments may be exposed to one or more of the following risks:

•	Credit Risk. Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Funds’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Securities rated by the rating agencies in the four highest categories (Standard & Poor’s Ratings Services (“S&P”) (AAA, AA, A and BBB), Fitch, Inc. (“Fitch”) (AAA, AA, A and BBB) or Moody’s Investors Service, Inc. (“Moody’s”) (Aaa, Aa, A and Baa)) are considered investment grade, but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

•	Extension Risk. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the issuer (or obligor) more slowly than anticipated, causing the value of these securities to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

•	Interest Rate Risk. The yields for certain securities (including for equity securities of MLPs and certain energy companies) are susceptible in the short-term to fluctuations in interest rates, and the prices of such securities may decline when interest rates rise. Interest rate risk in general is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. The Funds may decline in value or suffer losses if short term or long term interest rates rise sharply or otherwise change in a manner not anticipated by the Advisor.

•	Prepayment Risk. Prepayment risk is the risk that certain debt securities with high interest rates will be prepaid by the issuer before they mature. When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and an investor may have to invest the proceeds in securities with lower yields. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets that were prepaid. Prepayment reduces the yield to maturity and the average life of the security.

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Derivatives Risk

The market value of the derivative instruments in which the Funds may invest, including options, futures contracts, forward currency contracts, swap agreements and other similar instruments, may be more volatile than that of other instruments. A Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments, and certain derivatives may create a risk of loss greater than the amount invested. There can be no assurance given that each derivative position will perform as expected, or that a particular derivative position will be available when sought by the portfolio manager. A Fund’s use of derivative instruments to obtain short exposures may result in greater volatility because losses are potentially unlimited. In addition, there can be no assurance given that any derivatives strategy will succeed and the Funds may lose money as a result of its use of derivative instruments. Changes in regulation relating to a Fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and adversely affect the value or performance of derivatives and the Funds.

Equity Securities Risk

The risks associated with investing in equity securities of companies include the financial and operational risks faced by individual companies, the risk that the stock markets, sectors and industries in which the Funds invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.

Industry Specific Risk

The Midstream Companies, MLPs and other energy companies in which the Funds invests are subject to risks specific to the industry they serve, including the following:

•	Fluctuations in commodity prices may impact the volume of commodities transported, processed, stored or distributed.

•	Reduced volumes of natural gas or other energy commodities available for transporting, processing, storing or distributing may affect the profitability of a company or MLP.

•	Slowdowns in new construction and acquisitions can limit growth potential.

•	A sustained reduced demand for crude oil, natural gas and refined petroleum products that could adversely affect revenues and cash flows.

•	Depletion of the natural gas reserves or other commodities if not replaced, which could impact the ability of a Midstream Companies, MLPs or other energy company to make distributions.

•	Changes in the regulatory environment could adversely affect the profitability of Midstream Companies, MLPs and other energy companies.

•	Extreme weather or other natural disasters could impact the value of securities of Midstream Companies, MLPs and other energy companies.

•	Rising interest rates which could result in a higher cost of capital and divert investors into other investment opportunities.

•	Threats of attack by terrorists on energy assets could impact the market for securities of Midstream Companies, MLPs and other energy companies.

•	Global events, including particularly in the Middle East and including government stability specifically, could have significant adverse effects on the U.S. economy, and financial and commodities markets.

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Leverage Risk

If the Funds makes investments in futures contracts, forward currency contracts and other derivative instruments, the futures contracts and certain other derivatives provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. If the Funds uses leverage through activities such as borrowing, entering into short sales, purchasing securities on margin or on a “when issued” basis or purchasing derivative instruments in an effort to increase its returns, the Funds has the risk of magnified capital losses that occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the net assets of the Funds. The Funds’ NAV when employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the Funds to pay interest.

Liquidity Risk

Although common units of MLPs trade on the exchanges, certain securities may trade less frequently than those of larger companies due to their smaller capitalizations. In the event certain securities experience limited trading volumes, the prices may display abrupt or erratic movements at times. Additionally, it may be more difficult for the Funds to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to dispose of at a fair price at the times when the Advisor believes it is desirable to do so. The Funds’ investment in securities that are less actively traded or over time experience decreased trading volume may restrict its ability to take advantage of other market opportunities or to dispose of securities.

Manager Risk

If the Funds’ portfolio managers make poor investment decisions, it will negatively affect the Funds’ investment performance.

Market Risk

Market risk is the risk that the markets on which the Acquiring Fund’s investments trade will increase or decrease in value. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the Acquiring Fund may lose value, regardless of the individual results of the securities and other instruments in which the Acquiring Fund invests.

Market Events Risk

Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times, and for varying periods of time, result in unusually high market volatility, which could negatively impact the Funds’ performance and cause the Funds to experience illiquidity, shareholder redemptions, or other potentially adverse effects. Reduced liquidity in credit and fixed-income markets could negatively affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

Master Limited Partnerships (“MLPs”) Risk

Investments in the debt and equity securities of MLPs involve risks that differ from investments in the debt and equity securities of corporate issuers, including risks related to limited control and limited rights to vote on matters affecting the partnership, risks related to potential conflicts of interest between the partnership and its general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unitholders to sell their common units at an undesirable time or price. The Funds and its shareholders are not eligible for a tax deduction based on income received from MLPs that is available to individuals who invest directly in MLPs.

Non-Diversification Risk

The Funds is a non-diversified Funds. Because the Funds may invest in securities of a smaller number of issuers, the Funds may be more exposed to the risks associated with and developments affecting an individual issuer than a Funds that invests more widely, which may, therefore, have a greater impact on the Funds’ performance.

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Renewable Energy Companies Risk

Renewable energy companies may be more volatile than companies operating in more established industries. Renewable energy companies are subject to specific risks, including, among others: fluctuations in commodity prices and/or interest rates; changes in governmental or environmental regulation; reduced availability of renewable energy sources or other commodities for transporting, processing, storing or delivering; slowdowns in new construction; seasonal weather conditions, extreme weather or other natural disasters; and threats of attack by terrorists on certain renewable energy assets. Certain investments may be dependent on U.S. and foreign government policies, including tax incentives and subsidies. The above factors could also impact the ability of renewable energy companies to pay dividends comparable to those paid by other Energy Infrastructure Companies. Certain valuation methods used to value renewable energy companies have not been in widespread use for a significant period of time and may further increase the volatility of certain renewable energy company share prices.

Small and Medium Capitalization Stocks Risk

Investment in securities of smaller companies presents greater investment risks than investing in the securities of larger companies. These risks include greater price volatility, greater sensitivity to changing economic conditions, and less liquidity than the securities of larger, more mature companies.

Tax Law Change Risk

Changes in tax laws or regulations, or interpretations thereof in the future, could adversely affect the Funds or the Midstream Companies, MLPs and other energy companies in which the Funds invests. Any such changes could negatively impact the Funds’ shareholders. Legislation could also negatively impact the amount and tax characterization of distributions received by the Funds’ shareholders.

Tax Risk

The Funds’ ability to meet its objective will depend, in part, on the level of taxable income and distributions received from the equity securities in which the Funds invests. If an MLP were treated as a corporation for federal income tax purposes, such MLP would be obligated to pay federal income tax on its income at the corporate tax rate and the amount of cash available for distribution would be reduced and distributions received by the Funds would be taxed under federal income tax laws applicable to corporate dividends (as dividend income, return of capital, or capital gain). MLPs restructuring their debts as a result of a decline in oil prices and a decline in value of energy-related properties could result in the receipt of cancellation of debt income by MLP partners, including the Funds. The receipt of this taxable income by the Funds will result in increased investment company taxable income required to be distributed by the Funds, without corresponding cash distributions from the MLPs. The Funds might need to sell assets that it might not otherwise wish to sell in order to pay the required distributions.

In addition, the Funds faces the risk that it could fail to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended, and the risk of changes in tax laws or regulations, or interpretations thereof, which could adversely affect any or all of the Funds, the MLPs and other portfolio companies in which the Funds invests. Effective for taxable years beginning after December 31, 2017 and before January 1, 2026, the Tax Cuts and Jobs Act of 2017 generally allows individuals and certain other non-corporate entities, such as partnerships, a deduction for 20% of “qualified publicly traded partnership income” such as income from MLPs. However, the law does not include any provision for a RIC to pass the character of its qualified publicly traded partnership income through to its shareholders. As a result, an investor who invests directly in MLPs will be able to receive the benefit of that deduction, while a shareholder in the Funds will not. The federal, state, local and foreign tax consequences of an investment in Funds shares will depend on the facts of each investor’s situation. Investors are encouraged to consult their own tax advisors regarding the specific tax consequences that may affect such investors.

Volatility Risk

The Acquiring Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Acquiring Fund’s net asset value per share to experience significant appreciations or decreases in value over short periods of time.

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Particular Risks of the Acquired Fund

Discount from or Premium to Net Asset Value

The shares of closed-end management investment companies often trade at a discount from or premium to their NAV, and the common shares of the Acquired Fund may likewise trade at a discount from or premium to NAV. This risk is separate and distinct from the risk that the Acquired Fund’s NAV could decrease or increase as a result of its investment activities. The trading price of the common shares may be less than the initial public offering price, creating a risk of loss for investors purchasing in the initial public offering of the common shares. This market price risk may be greater for investors who sell their common shares within a relatively short period after completion of an offering.

Lower-Rated Debt Securities (“Junk Bonds”) Risk

Securities rated below investment grade and comparable unrated securities are often referred to as “junk bonds.” Junk bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends or ultimately repay principal upon maturity. Analysis of the creditworthiness of issuers of lower-rated debt securities may be more complex than for issuers of higher-rated securities, and the use of credit ratings to evaluate lower-rated securities can involve certain risks.

Private Investments in Public Equities (“PIPEs”) Risk

The Acquired Fund makes investments in private investments in public equities whose stock is quoted on a stock exchange or which trade in the over-the-counter securities market, a type of investment commonly referred to as a “PIPE” transaction. PIPE transactions will generally result in the Acquired Fund acquiring either restricted stock or an instrument convertible into restricted stock. As with investments in other types of restricted securities, such an investment may be illiquid. The Acquired Fund’s ability to dispose of securities acquired in a PIPE transaction may depend upon the registration of such securities for resale. Any number of factors may prevent or delay a proposed registration. Even if the Acquired Fund is able to have securities acquired in a PIPE transaction registered or sell such securities through an exempt transaction, the Acquired Fund may not be able to sell some or all of the securities on short notice, and the sale of the securities could lower the market price of the securities.

Privately Held Company Risk

Privately held companies are not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, the Advisor may not have timely or accurate information about the business, financial condition and results of operations of the privately held companies in which the Acquired Fund invests. In addition, the securities of privately held companies are generally illiquid.

Restricted and Illiquid Securities Risk

Certain securities generally trade in lower volume and may be less liquid than securities of large established companies. If a security is illiquid, the Acquired Fund may not be able to sell the security at a time when the Advisor might wish to sell, which means that the Acquired Fund could lose money. In addition, the security could have the effect of decreasing the overall level of the Acquired Fund’s liquidity. Certain restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be treated as liquid even though they may be less liquid than registered securities traded on established secondary markets.

Short Sales Risk

The Acquired Fund may take a short position in a derivative instrument, such as a future, forward or swap. A short position on a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument. The Acquired Fund may also from time to time sell securities short, which involves borrowing and selling a security and covering such borrowed security through a later purchase. A short sale creates the risk of an unlimited loss, in that the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase. Until 2022, when new short sales rules will apply which are not expected to impact materially the Acquired Fund’s ability to conduct short sales, the Acquired Fund must set aside “cover” for short sales to comply with applicable SEC provisions under the 1940 Act.

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Particular Risks of the Acquiring Fund

Model and Data Risk

Given the complexity of the investments and strategies of the Acquiring Fund, the Advisor relies heavily on quantitative models (both proprietary models developed by the Advisor, and those supplied by third party vendors) and information and data supplied by third party vendors (“Models and Data”). Models and Data are used to construct sets of transactions and investments and to provide risk management insights.

When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Acquiring Fund to potential risks. The success of relying on such models may depend on the accuracy and reliability of historical data supplied by third party vendors.

All models rely on correct market data inputs. If incorrect market data is entered into even a well-founded model, the resulting information will be incorrect. However, even if market data is input correctly, “model prices” will often differ substantially from market prices, especially for securities with complex characteristics, such as derivative securities.

Portfolio Turnover Risk

The Acquiring Fund is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A higher turnover rate (100% or more) will involve correspondingly greater transaction costs, which will be borne directly by the Acquiring Fund, may have an adverse impact on performance, and may increase the potential for more taxable distributions being paid to shareholders, including short-term capital gains that are taxed at ordinary income rates. To the extent the Acquiring Fund engages in short sales (which are not included in calculating the portfolio turnover rate), the transaction costs incurred by a Acquiring Fund are likely to be greater than the transaction costs incurred by a mutual Acquiring Fund that does not take short positions and has a similar portfolio turnover rate.

Comparison of the Funds’ Investment Limitations

The following table details the fundamental and non-fundamental investment limitations for the Acquired Fund and the Acquiring Fund. While shareholder approval is required to change a fundamental limitation, non-fundamental limitations may be changed by a Fund’s Board without shareholder approval.

Both Funds pursue investment objectives of total return, though the exact language between the two funds differs in the manner in which total return is sought and framed. In addition, the objective is fundamental for the Acquired Fund, but non-fundamental for the Acquiring Fund.

There are no material differences between the fundamental limitations of the Funds, though the language used and certain detailed explanations of limitations may differ between the Funds. In particular, both Funds concentrate in the energy and energy infrastructure industries, but the Acquired Fund policy includes additional detail about specific investment types through which this concentration policy is implemented. In addition, neither Fund is permitted to purchase or sell commodities except in specifically enumerated circumstances, and the Acquiring Fund includes an additional exception for transactions made through a vehicle whereby the risk of loss is not greater than the investment therein that is not included for the Acquired Fund.

In addition, the Acquired Fund identifies a number of investment strategies as non-fundamental policies while the Acquired Fund does not have any corresponding policies identified in this manner.

Acquired Fund	Acquiring Fund

Objective

The Acquired Fund’s investment objective is to provide a high level of total return with an emphasis on making quarterly cash distributions to its common shareholders.

The Acquired Fund’s investment objective is fundamental and therefore may not be changed without the approval of shareholders.

The Acquiring Fund seeks to maximize total return (capital appreciation and income).

The Acquiring Fund’s investment objective is non-fundamental and can be changed without the approval of shareholders.

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Acquired Fund	Acquiring Fund

Fundamental Policies
Real Estate	The Acquired Fund may not purchase or sell real estate unless acquired as a result of the ownership of securities or other instruments; provided, however, that this restriction does not prevent the Acquired Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.	The Acquiring Fund cannot purchase or sell real estate except insofar as such transaction is made through a vehicle whereby the risk of loss is not greater than the investment therein, although it may purchase and sell securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.
Commodities	The Acquired Fund may not purchase or sell commodities as defined in the Commodity Exchange Act, as amended, and the rules and regulations thereunder, unless acquired as a result of the ownership of securities or other instruments; provided, however, that this restriction does not prevent the Acquired Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.	The Acquiring Fund cannot make a direct purchase or sale of physical commodities and commodity contracts, except: (a) insofar as such transaction is made through a vehicle whereby the risk of loss is not greater than the investment therein; and (b) it may: (i) enter into futures contracts and options thereon in accordance with applicable law; and (ii) purchase or sell physical commodities if acquired as a result of ownership of securities or other instruments. The Acquiring Fund will not consider stock index, currency and other financial futures contracts, swaps, or hybrid instruments to be commodities for purposes of this investment policy.
Borrowing & Senior Securities	The Acquired Fund may not borrow money or issue senior securities, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC. See “Use of Leverage” and “Risks—Leverage Risk” in the prospectus.	To the extent permitted by the 1940 Act, the rules and regulations thereunder, or interpretations, orders, or other guidance provided by the SEC or its staff, the Acquiring Fund can borrow money or issue any senior security, to the extent permitted under the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.
Lending	The Acquired Fund may not make loans to other persons except (a) through the lending of the Acquired Fund’s portfolio securities, (b) through the purchase of debt obligations, loan participations and/or engaging in direct corporate loans in accordance with the Acquired Fund’s investment objective and policies, and (c) to the extent the entry into a repurchase agreement is deemed to be a loan. The Acquired Fund may also make loans to other investment companies to the extent permitted by the 1940 Act or any exemptions therefrom which may be granted by the SEC.	The Acquiring Fund can make loans only as permitted under the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

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Acquired Fund	Acquiring Fund

Underwriting	The Acquired Fund may not act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, the Acquired Fund may be deemed to be an underwriter under applicable securities laws.	The Acquiring Fund cannot act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.
Concentration	The Acquired Fund will concentrate the Acquired Fund’s investments in the energy and energy infrastructure industries through investments in MLPs, Energy Companies, Midstream MLPs, Midstream Companies and Other Energy Companies; and the Acquired Fund may not concentrate the Acquired Fund’s investments in any other particular “industry” as that term is used in the 1940 Act and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.	Acquiring Fund will invest 25% or more of the value of its total assets in the securities of issuers in the energy and energy infrastructure industries; and the Acquiring Fund cannot invest 25% or more of the value of its total assets in the securities of issuers in any other single industry or group of industries, except that securities issued by the U.S. Government, its agencies or instrumentalities and repurchase agreements collateralized by securities issued by the U.S. Government, its agencies or instrumentalities may be purchased without limitation, and the Acquiring Fund may invest substantially all of its investable assets in one or more registered investment companies. For purposes of this investment restriction, registered investment companies are not considered part of any industry or group of industries. However, for purposes of determining industry concentration, if the Acquiring Fund invests in affiliated underlying registered investment companies, the Acquiring Fund will treat the assets of the underlying registered investment companies as if held directly by the Acquiring Fund. Further, if the Acquiring Fund invests in unaffiliated underlying investment companies, the Acquiring Fund will consider the concentration of the underlying investment companies for purposes of determining compliance with its own concentration policy.
Non-Fundamental Policies
Investing Through a Subsidiary Vehicle	N/A	As a non-fundamental and additional policy, the Acquiring Fund may pursue the investment program through one or more subsidiary vehicles. The establishment of such vehicles and the Acquiring Fund’s utilization thereof is wholly within the discretion of the Board. To the extent applicable to the investment activities of the Acquiring Fund’s respective subsidiary, the subsidiary will be subject to the same fundamental investment restrictions and will follow the same compliance policies and procedures as the Acquiring Fund.
Equity Securities	The Acquired Fund will invest in equity securities such as common units, preferred units, subordinated units, general partner interests, Common Shares, preferred shares and convertible securities in MLPs, Energy Companies, Midstream MLPs, Midstream Companies and Other Energy Companies.	N/A

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Acquired Fund	Acquiring Fund

Equity or Debt Securities of MLPs	The Acquired Fund may directly invest up to but not more than 25% (or such higher amount as permitted by any applicable tax diversification rules) of its total assets (which represents 37.5% net assets) in equity or debt securities of MLPs. This limit does not apply to securities issued by MLP Affiliates that are not treated as publicly traded partnerships for U.S. federal income tax purposes, or investments made into MLPs by any of the Acquired Fund’s subsidiary corporations taxable under Subchapter C of the Code, owned by the Acquired Fund (“subsidiary C corporation”).	N/A
Subsidiary C Corporations Equity or Debt Securities of MLPs	The Acquired Fund may invest up to but not more than 25% of its total assets (which represents 37.5% net assets) into subsidiary C corporations which in turn may invest up to 100% of their assets into equity or debt securities of MLPs.	N/A
Unregistered or Restricted Securities of MLPs and Midstream Companies	The Acquired Fund may invest up to but not more than 30% of its total assets (which represents 45% of net assets) in unregistered, or otherwise restricted securities of MLPs and Midstream Companies and in interests in private investments in public equities (“PIPEs”). For purposes of this limitation, “restricted securities” include (i) registered securities of public companies subject to a lock-up period, (ii) unregistered securities of public companies with registration rights, (iii) unregistered securities of public companies that become freely tradable with the passage of time, or (iv) securities of privately held companies. However, no more than 10% of its total assets (which represents 15% of net assets) may be invested in equity securities of privately held companies. For purposes of the foregoing, a registered security subject to such a lock-up period will no longer be considered a “restricted security” upon expiration of the lock-up period, an unregistered security of a public company with registration rights will no longer be considered a “restricted security” when such security is registered, and an unregistered security of a public company that becomes freely tradable with the passage of time will no longer be considered a “restricted security” upon the elapse of the requisite time period.	N/A

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Acquired Fund	Acquiring Fund

Debt Securities of Energy Companies	The Acquired Fund may invest up to but not more than 25% (which represents 37.5% of net assets) of its total assets in debt securities of Energy Companies. All or a portion of the Acquired Fund’s debt securities may be rated below investment grade (BB+/Ba1 or lower) by a nationally recognized ratings agency at the time of investment, and no more than 10% of the Acquired Fund’s total assets (which represents 15% of net assets) may be invested in debt securities rated CCC+/Caa1 or lower. Debt securities that are rated below investment grade are commonly referred to as “high yield” or “junk.” Investing in junk bonds is speculative and presents a high degree of risk. See “Risks—Debt Securities Risks.” For the purposes of determining if an investment satisfies this test, SCA will look to the highest credit rating from a nationally recognized ratings agency on such debt investment.	N/A
Subsidiary C Corporation Owned by the Fund	The Acquired Fund may invest up to, but not more than, 10% of its total assets (which represents 15% of net assets) in any single issuer other than any subsidiary C corporation owned by the Acquired Fund.	N/A
Call Covered options	The Acquired Fund may write call covered options on up to 30% of the value of total assets in its portfolio (which represents 45% net assets) for the purpose of generating realized gains as part of the Acquired Fund’s hedging strategy.	N/A
Leverage	The Acquired Fund may utilize financial leverage, which may include the use of bank debt and other forms of borrowings (“Indebtedness”) and the issuance of senior securities or preferred shares (together with Indebtedness, “Financial Leverage”) and expects to utilize Financial Leverage in an amount that represents approximately 25% of its total assets (which represents approximately 33% of net assets). However, as market conditions develop, the Acquired Fund may use Financial Leverage in amounts that represent greater than 25% of its total assets to the extent permitted by the 1940 Act. Currently, the Acquired Fund does not intend to issue preferred shares, although it may determine to do so in the future. The Acquired Fund also may utilize derivatives and other portfolio techniques (such as short selling and uncovered call writing) that have the economic effect of leverage by creating additional investment exposure. “Effective leverage” is the combination of the amount of leverage in the Acquired Fund’s capital structure plus the amount of leverage from any such derivatives and other portfolio techniques. The Acquired Fund anticipates that its effective leverage ratio will vary from time to time, based upon changes in market conditions and variations in the value of the portfolio’s holdings. To the extent obligations created by the Acquired Fund’s use of leverage may be deemed to constitute senior securities, the Acquired Fund will segregate or earmark liquid assets with its custodian in accordance with 1940 Act Release No. 10666 (Apr. 18, 1979) to cover these obligations. The Acquired Fund’s effective leverage will not exceed 40% of the Acquired Fund’s total assets. The Acquired Fund currently anticipates that it will enter into at least one credit facility that may represent an amount up to 33 1/3% of total assets (which represents 50% of net assets).	N/A

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Comparison Of Fund Structures

As a result of the Reorganization, shareholders of the Acquired Fund, a closed-end investment company, will become holders of Class A shares of the Acquiring Fund, an open-end investment company (commonly referred to as a “mutual fund”).

The Reorganization would provide similar benefits as the conversion of the Acquired Fund into an open-end structure: namely, the trading discount would be eliminated and Acquired Fund shareholders who become shareholders of the Acquiring Fund would be permitted to redeem, purchase or exchange shares of the Acquiring Fund received in the Reorganization at the then-current net asset value. Common shares of closed-end funds, such as the Acquired Fund, are generally listed for trading on a securities exchange, such as the NYSE, where such shares may be purchased and sold through broker-dealers at prevailing market prices, which may be greater than (premium) or less than (discount) net asset value.

The following table sets forth the high and low daily closing prices on the NYSE per common share of the Acquired Fund for each full quarterly period within the Acquired Fund’s two most recent fiscal years and each full quarter since the beginning of the Acquired Fund’s current fiscal year, along with the net asset value and discount or premium to net asset value for each quotation. Market price quotations reflect inter-dealer prices, without retail mark-up, mark-down, or commission and may not necessarily represent actual transactions.

	Market Price		Net Asset Value		Premium/(Discount) to Net Asset Value
Quarter Ended	High	Low	High	Low	High	Low
02/28/2020	$8.09	$5.75	$9.52	$7.04	-15.55%	-13.35%
05/29/2020	$6.25	$2.08	$7.02	$3.64	-14.67%	-28.02%
08/31/2020	$5.25	$3.65	$6.75	$5.32	-23.85%	-28.01%
11/30/2020	$4.43	$3.35	$5.97	$4.91	-27.14%	-30.55%
02/26/2021	$5.28	$4.19	$6.76	$5.78	-22.63%	-24.74%
05/28/2021	$5.77	$4.61	$7.58	$6.57	-24.93%	-26.48%
08/31/2021	$6.47	$5.14	$8.32	$6.84	-23.20%	-23.83%
11/30/2021	$7.28	$5.53	$8.49	$7.28	-15.78%	-21.98%
02/28/2022	$7.57	$6.12	$8.62	$7.54	-14.15%	-16.58%
05/31/2022	$8.92	$7.33	$9.87	$8.69	-12.36%	-14.50%

For all periods shown in the table above, the common shares of the Acquired Fund have traded at a discount. On July 14, 2022, the closing market price of the Acquired Fund was $7.21, the closing net asset value was $7.71, and the discount represented by these quotations was -6.49%.

If the Agreement is approved by Acquired Fund shareholders, the discount may be reduced before the date of the Reorganization to the extent purchasers of shares in the open market are willing to accept less of a discount in anticipation of the completion of the Reorganization. However, the existence of such a trading discount creates an arbitrage trade for opportunistic investors, and there is a possibility that Acquired Fund shareholders may redeem post- Reorganization to take advantage of this arbitrage opportunity.

If the Reorganization is completed, Acquired Fund shareholders who become holders of Class A shares of the Acquiring Fund who wish to realize the net asset value of their shares will be able to do so by redeeming their Acquiring Fund shares at net asset value. Shares of open-end funds are not listed for trading on a securities exchange but rather can be purchased and sold (redeemed) directly from the fund, or through financial intermediaries, at net asset value, less any applicable charges.

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The Reorganization also presents certain disadvantages. Closed-end funds typically do not engage in a continuous offering of new shares, and the common shares of closed-end funds are not redeemable. As a result, closed-end funds operate with a relatively fixed capitalization and may keep their assets more fully invested and make investment decisions without having to adjust for cash inflows and outflows from continuing sales and redemptions of its shares. In contrast, open-end funds, such as the Acquiring Fund, engage in a continuous offering of new shares, which allows them to continuously raise new assets. However, in order to satisfy redemption requests, open-end funds generally are required to hold a higher cash position than closed-end funds and may be forced to sell portfolio securities at disadvantageous times or prices.

If the Reorganization is completed, Acquired Fund shareholders will no longer be able to take advantage of a closed-end fund’s ability to use a higher percentage of leverage to increase earnings. Unlike a closed-end fund, the Acquiring Fund is not permitted to invest without limit in illiquid investments, as open-end funds are subject to daily redemptions and regulatory limitations on illiquid investments, as further discussed below.

In addition, unlike the Acquired Fund, Class A shares of the Acquiring Fund also have front-end sales loads and contingent deferred sales charges, but such fees will be waived for the one-time transfer of assets. Also, holders of Class A shares of the Acquiring Fund are subject to an ongoing annual service fee of 25 basis points (0.25%) under the Acquiring Fund’s distribution and service plan adopted under Rule 12b-1 under the 1940 Act. Shareholders of Class A Shares of the Acquiring Fund may exchange their shares without paying any fees for the same class of shares in any other fund in the Acquiring Trust or for a different class of shares within the Acquiring Fund. If considering an exchange, shareholders should be mindful of any additional fees they might incur or any tax consequences following the exchange.

Below are more detailed descriptions of the legal and practical differences between closed-end funds and open-end funds.

Redemption Right

Unlike the shares of closed-end funds, shares of open-end funds are redeemable securities. Shareholders of open-end funds have the right to surrender their shares to the fund and receive an amount equal to the then-current net asset value of the share, less any applicable charges. Most open-end funds, including the Acquiring Fund, also continuously offer new shares to investors based on the net asset value of the shares at the time of purchase.

Acquisition and Disposition of Shares

Investors pay brokerage commissions in connection with the purchase and sale of common shares of closed-end funds, such as the Acquired Fund, on a securities exchange. Investors wishing to acquire shares of an open-end fund, such as the Acquiring Fund, are typically able to purchase shares either through a financial adviser or other financial intermediary or directly from the fund.

If the Reorganization is completed, shareholders wishing to realize the value of their Acquiring Fund shares received in the Reorganization may do so by redeeming those shares at net asset value. Class A shares or any other class of shares of the Acquiring Fund purchased after the Reorganization will be subject to the standard shareholder fee structure applicable to such class of shares. Under normal circumstances, the Acquiring Fund expects to meet redemption requests by using cash or cash equivalents in its portfolio or by selling portfolio assets to generate cash. During periods of stressed market conditions, when a significant portion of the Acquiring Fund’s portfolio may be comprised of less-liquid investments, the Acquiring Fund may be more likely to limit cash redemptions and may determine to pay redemption proceeds by (i) accessing other available liquidity facilities, and/or (ii) transferring portfolio securities in-kind to you. If the Acquiring Fund pays redemption proceeds by transferring portfolio securities in-kind to you, you may pay transaction costs to dispose of the securities, and you may receive less for them than the price at which they were valued for purposes of redemption.

Determination of Net Asset Value

SEC regulations generally require open-end funds to value their assets at least once on each business day in order to determine the current net asset value at which shares may be redeemed by shareholders or purchased by investors. The net asset value of most open-end funds is published daily by leading financial publications. Similarly, although not required to do so, closed-end funds generally value their assets at least once on each business day in order to determine net asset value.

Each Fund calculates the net asset value of each class of its shares each day the NYSE is open, generally as of the close of regular trading hours on the NYSE, based on prices at the time of closing. The NYSE generally closes at 4:00 p.m. (Eastern time). With respect to the Acquiring Fund, the net asset value used in determining your share price is the next one calculated after your purchase or redemption order is received. The Funds’ valuation procedures are identical.

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Fees and Expenses

Unlike the common shares of closed-end funds, certain open-end fund share classes may be subject to a front-end or contingent deferred sales charge, but such fees will be waived for the one-time transfer of assets. In addition, an open-end fund is permitted to finance the distribution of its shares by adopting a plan under Rule 12b-1 under the 1940 Act, subject to shareholder approval. The Acquiring Fund has adopted a distribution and service plan under Rule 12b-1, under which holders of Class A shares are subject to an ongoing annual service fee of 25 basis points (0.25%). For a complete description of this arrangement, see the section of this Proxy Statement/Prospectus entitled “Comparison of Fees and Expenses.”

Portfolio Management

Unlike open-end funds, closed-end funds are not subject to pressures to sell portfolio securities at disadvantageous times in order to meet shareholder redemption requests. Most open-end funds maintain adequate reserves of cash or cash equivalents to meet net redemptions as they arise. Because closed-end funds do not have to meet redemption requests, their cash reserves can be substantial or minimal, depending primarily on management’s perception of market conditions and on decisions to use fund assets for other purposes, such as to repurchase shares as part of a repurchase program. The larger reserves of cash or cash equivalents required to operate prudently as an open-end fund when net redemptions are anticipated could reduce the Acquiring Fund’s investment flexibility and the scope of its investment opportunities.

Illiquid Investments

Open-end funds, such as the Acquiring Fund, are subject to Rule 22e-4 under the 1940 Act, which prohibits them from investing more than 15% of their net assets in illiquid investments (the “Illiquid Investment Limit”). Closed-end funds are not subject to Rule 22e-4, and the Acquired Fund may invest in illiquid investments without limit. Although the Acquired Fund currently holds an illiquid investment, in light of the much larger size of the Acquiring Fund, the Acquired Fund currently does not hold any illiquid investments. As a result, following the Reorganization, the Acquiring Fund’s illiquid investments will not exceed the 15% Illiquid Investment Limit and is expected to be de minimis in size.

Dividend Reinvestment

While both closed-end funds and open-end funds may adopt dividend reinvestment plans, the operation of such plans may differ. Pursuant to the Acquired Fund’s Dividend Reinvestment Plan (the “Reinvestment Plan”), shareholders are automatically enrolled to have all distributions of dividends and capital gains and other distributions reinvested in the Acquired Fund’s shares unless they elect to receive distributions in cash. After the Acquired Fund declares a dividend or determines to make a capital gain or other distribution, the number of common shares received is determined as follows:

(1) If the Acquired Fund’s common shares are trading at or above net asset value at the time of valuation, each participant’s account will receive newly-issued common shares from the Acquired Fund. The number of common shares to be credited to a participant will be determined by dividing the dollar amount of the participant’s distribution by the greater of (i) the net asset value per common share at the time of valuation, or (ii) 95% of the market price per common share one day prior to the distribution payment date.

(2) If the Acquired Fund’s common shares are trading below net asset value at the time of valuation, upon notice from the Acquired Fund, each participant’s account will receive common shares purchased in the open market, on the NYSE or elsewhere, except that the plan administrator will endeavor to terminate unfulfilled orders in the open market and cause the Acquired Fund to issue the remaining common shares if, following the commencement of the purchases, the market value of the common shares, including brokerage commissions, exceeds the net asset value at the time of valuation. Provided the unfulfilled orders can be terminated, the remaining common shares will be issued by the Acquired Fund at a price equal to the greater of (i) the net asset value at the time of valuation, or (ii) 95% of the then-current market price. It is possible that the average purchase price per common share paid may exceed the market price at the time of valuation, resulting in the purchase of fewer common shares than if the distribution had been paid entirely in common shares issued by the Acquired Fund.

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Acquired Fund shareholders who become holders of Class A shares of the Acquiring Fund in the Reorganization will continue to have the opportunity to have dividends and distributions automatically reinvested in shares of the Acquiring Fund at net asset value. With respect to the Acquiring Fund, dividends may be reinvested automatically in shares of the Acquiring Fund at net asset value without a sales charge or may be taken in cash. If a shareholder of the Acquiring Fund would like to receive dividends in cash, the shareholder should contact their financial intermediary or the Acquiring Fund.

Comparison of Shareholder Rights

While the Acquired Fund and the Acquiring Trust are each registered under the 1940 Act as a management investment company and was established under the laws of the State of Delaware as a statutory trust, the rights of shareholders of the Funds are defined by their respective organizational documents and differ in certain ways, including but not limited to differences in the open-end and closed-end fund structures. The chart in Exhibit C attached hereto compares the rights of shareholders of the Acquired Fund and the rights of shareholders of the Acquiring Fund.

Comparison of Fees and Expenses

Shareholders of the Funds pay various expenses, either directly or indirectly. Transaction expenses are charged directly to your account. Operating expenses are paid from the Fund’s assets and, therefore, are paid by shareholders indirectly. Future expenses for all share classes may be greater or less than those shown in the following tables.

The fee and expense structures of the Funds differ, in part, because of operational and regulatory differences between open-end funds and closed-end funds. The fee and expense structure of the Acquiring Fund will apply following the Reorganization. The Acquiring Fund’s management fee rate is lower than that of the Acquired Fund. However, Class A shares of the Acquiring Fund are subject to an ongoing Rule 12b-1 distribution and service fee at an annual rate of 25 basis points (0.25%) while shares of the Acquired Fund are not subject to an ongoing Rule 12b-1 distribution and service fee.

As the tables below indicate, the maximum hypothetical pro forma annual operating expenses (both before and after waivers and reimbursements) of the Acquiring Fund’s Class A shares after the Reorganization are expected to be lower than those of the Acquired Fund. The management fee of the Acquiring Fund is also lower than that of the Acquired Fund.

The tables below describe (1) the actual fees and expenses for common shares of the Acquired Fund for the fiscal six-month period ended May 31, 2022; (2) the actual fees and expenses for Class A shares of the Acquiring Fund for the fiscal year ended December 31, 2021; and (3) the anticipated pro forma fees and expenses of Class A Shares of the Acquiring Fund on a combined basis assuming the Reorganization with the Acquired Fund had occurred at the beginning of the twelve-month period ended December 31, 2021 (i.e., on January 1, 2021). The Acquiring Fund is expected to be the legal, tax and accounting survivor of the Reorganization. The Acquiring Fund’s actual expenses after the Reorganization may be greater or less than those shown.

These tables do not include Acquiring Fund share classes not involved in the Reorganization.

Shareholder Fees and Annual Fund Operating Expenses

This table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in one or more funds that are a part of Forward Funds and Salient MF Trust (collectively the “Salient Funds”). This amount may vary depending on the Fund in which you invest.

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		Acquired Fund	Acquiring Fund Class A		Acquiring Fund Class A (Pro Forma, Assuming Reorganization)
Shareholder Fees	Maximum Sales Charge (Load) on purchases (as a percentage of offering price)	None	5.50%		5.50%
	Maximum Deferred Sales Charge for shares held less than 1 year (as a percentage of the lesser of original price or redemption proceeds)	None	1.00	%(1)	1.00	%(1)

Annual Fund Operating Expenses	Management Fee	1.20%	0.95%		0.95%
	Distribution (12b-1) Fees	None	0.25%		0.25%
	Other Expenses(2)	1.13%	0.35%		0.27%
	Total Annual Fund Operating Expenses	2.33%	1.55%		1.47%

(1)    Class A shares are available with no front-end sales charge on investments of $1 million or more. Brokers that initiate and are responsible for purchases of $1 million or more may receive a sales commission of up to 1.00% of the offering price of Class A shares. As a result, Class A shares that were not subject to a front-end sales charge, but for which a commission or finder’s fee was paid, may be subject to a contingent deferred sales charge (CDSC) of 1.00% if such Class A shares are sold within twelve months of purchase. In addition, while Class C shares are offered at NAV, without any initial sales charge, a 1.00% CDSC may be charged on any Class C shares upon which a finder’s fee has been paid that are sold within twelve months of purchase.

(2)    Other Expenses include expenses related specifically to each class, such as administrative services fees.

Expense Examples

The hypothetical examples below are intended to help you compare the cost of investing in common shares of the Acquired Fund with the cost of investing in Class A shares of the Acquiring Fund or other mutual funds. The examples assume that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that each Fund’s operating expenses remain the same. Pro forma expenses of Class A shares of the Acquiring Fund assuming the Reorganization with the Acquired Fund had occurred at the beginning of the twelve-month period ended December 31, 2021 (i.e., on January 1, 2021), also are included. The pro forma examples are for comparison purposes only and are not a representation of the Acquiring Fund’s actual expenses or returns, either past or future.

	Acquired Fund	Acquiring Fund Class A	Acquiring Fund Class A (Pro Forma, Assuming Reorganization)
Year 1	$236	$799	$691
Year 3	$727	$1,012	$989
Year 5	$1,245	$1,348	$1,309
Year 10	$2,665	$2,292	$2,211

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables above, affect each Fund’s performance. During each Fund’s most recent fiscal year, the Acquired Fund’s portfolio turnover rate was 86% of the average value of its portfolio, and the Acquiring Fund’s portfolio turnover rate was 248% of the average value of its portfolio.

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Comparison of Past Performance

Performance information in the bar charts and tables below illustrates the variability of the Funds’ returns and provides some indication of the risks of investing in the Funds by showing changes in the Funds’ performance from year to year. Past performance (before and after taxes) does not indicate future results.

The bar charts under “Calendar year total returns” show how each Fund’s total return (not including any deduction for sales charges) has varied from year to year for each full calendar year. The tables under “Average annual total returns” show average annual total return for each Fund over time, compared with broad-based securities market indexes. Because indices cannot be invested in directly, the returns of the indices do not reflect a deduction for fees, expenses, or taxes. All returns assume reinvestment of dividends and distributions and reflect all applicable fees and sales charges. After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Acquired Fund - Market Price

Calendar Year Total Returns — Common Share Class

Year-to-date total return for the six months ended June 30, 2022 was 14.83% on a market price basis.

Quarterly Returns

During the period shown in the above bar chart, the Acquired Fund’s highest quarterly return on a market price basis was 44.51% for the quarter ended June 30, 2016, and its lowest quarterly return on a market price basis was -54.07% for the quarter ended March 31, 2020.

Acquired Fund - Net Asset Value

Calendar Year Total Returns  — Common Share Class

Year-to-date total return for the six months ended June 30, 2022 was 8.53% on a net asset value basis.

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Quarterly Returns

During the period shown in the above bar chart, the Acquired Fund’s highest quarterly return on a net asset value basis was 46.01% for the quarter ended June 30, 2016, and its lowest quarterly return on a net asset value was -54.34% for the quarter ended March 31, 2020.

Average Annual Total Returns for Periods Ended December 31, 2021

The tables below compare the average annual total returns of the Acquired Fund’s common shares, on both a market price and net asset value basis, to the Alerian Midstream Energy Select Total Return Index, the Acquired Fund’s benchmark, which is an unmanaged index consisting of investments in North American midstream energy infrastructure companies that are engaged in activities involving energy commodities.

Common Shares (Inception: 12/20/2012)

	1 Year	5 Years	Since Inception
Common Shares (market price basis) before taxes	65.16%	-6.56%	-3.85%
Common Shares (net asset value basis) before taxes	36.59%	-6.60%	-2.81%
Alerian Midstream Energy Select Total Return Index	40.75%	1.81%	N/A

Acquiring Fund

Calendar Year Total Returns — Class A Shares

Year-to-date total return for the six months ended June 30, 2022 was 5.86%.

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Quarterly Returns

During the period shown in the above bar chart, the Acquiring Fund’s highest quarterly return for Class A Shares was 29.22% for the quarter ended June 30, 2020, and its lowest quarterly return was -42.35% for the quarter ended March 31, 2020.

Average Annual Total Returns for Periods Ended December 31, 2021

The tables below compare the average annual total returns of the Acquiring Fund’s Class A shares to the Alerian Midstream Energy Select Index, the Fund’s benchmark, which is a composite of North American midstream energy infrastructure companies that are engaged in activities involving energy commodities.

Class A Shares (Inception: 9/19/2012)

	1 Year	5 Years	Since Inception
Class A before taxes	16.97%	-3.15%	-0.38%
Class A after taxes on distributions	16.97%	-3.35%	-0.35%
Class A after taxes on distributions, with sale	10.05%	-2.39%	0.03%
Alerian Midstream Energy Select Index	40.75%	1.81%	N/A

ADDITIONAL INFORMATION ABOUT THE REORGANIZATION

Description of Reorganization

The Board of each Fund has approved the Agreement, a form of which is attached to this Proxy Statement/Prospectus as Exhibit A. Additional information about the Reorganization and the Agreement is set forth below under “Further Information on the Reorganization.” The Agreement provides for the Reorganization on the following terms:

The Reorganization is expected to be consummated during the month of September 2022. The Acquired Fund will transfer all of its assets to the Acquiring Fund and the Acquiring Fund will assume all of the liabilities of the Acquired Fund as of the Closing Date. The net asset value of both Funds will be computed as of 4:00 p.m., Eastern Time, on the Closing Date.

The Acquiring Fund will issue to the Acquired Fund a number of full and fractional Class A shares having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to its shares, less the value of any liabilities attributable to such shares. As part of the liquidation of the Acquired Fund, these shares will immediately be distributed to the shareholders of the Acquired Fund (in exchange for their Acquired Fund shares and in complete liquidation thereof) in proportion to their holdings on the Closing Date. As a result, shareholders of the Acquired Fund will become shareholders of the Class A shares of the Acquiring Fund. As there are no material differences between the valuation policies used by each of the Funds, it is not expected that any differences in valuation between the value of your investment immediately before the Reorganization (calculated using the Acquired Fund’s valuation procedures) and the value of your investment immediately after the Reorganization will occur.

After the Acquiring Fund’s shares are issued, the Acquired Fund will cease operations and be terminated.

Board Considerations of the Proposed Reorganization

The Independent Trustees of the Acquired Fund and the Acquiring Fund met in an executive session on June 26 and June 27, 2022. The Independent Trustees discussed the Reorganization and alternatives for the Acquired Fund, including among others, the recommendation of the Adviser. The Independent Trustees requested information from, and posed questions to, executive officers of the Adviser. On June 27, the Independent Trustees determined to recommend the Reorganization. The Independent Trustees considered the Adviser’s alternative recommendation that the Acquired Fund seek shareholder approval for a new advisory agreement with Westwood, as a new investment adviser as part of the Westwood Transaction, and information presented to them and discussed at the meetings. After examination of alternatives, the Independent Trustees determined that the Reorganization is in the best interests of each Fund and its shareholders and that the interests of existing shareholders in each Fund will not be diluted as a result of effecting the proposed Reorganization. In making these determinations, the Trustees considered the following matters, among others, and in no order of priority, in approving the Proposal.

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The investment objective, principal investment strategies, policies and risks of the Acquiring Fund are substantially similar to those of the Acquired Fund.

Shareholders of the Acquired Fund will experience continuity in portfolio management because the Adviser, the investment advisor to the Acquired Fund, will continue to manage the Acquiring Fund’s assets on a day-to-day basis. The Trustees also considered that Gregory A. Reid, Frank T. (Ted) Gardner III, CFA, and Parag Sanghani, CFA, the portfolio managers of the Acquired Fund, serve together as the primarily responsible portfolio managers of the Acquiring Fund. Accordingly, Acquired Fund shareholders should be provided with a continuing investment program and the same level of portfolio management services and there is not expected to be any diminution in the nature, quality and extent of services provided to shareholders after the Reorganization.

The Reorganization would provide similar benefits as the conversion of the Acquired Fund into an open-end structure, but to a degree greater than a conversion of the Acquired Fund: namely, the trading discount would be eliminated and Acquired Fund shareholders who become shareholders of the Acquiring Fund would be permitted to redeem, purchase or exchange shares of the Acquiring Fund received in the Reorganization at the then-current net asset value, but within a much larger fund with a substantially similar strategy, policies and risks. Acquiring Fund shares purchased after the Reorganization will be subject to the standard shareholder fee structure applicable to such class of shares.

The fee and expense structures of the Funds differ, in part, because of structural differences between open-end funds and closed-end funds. In this regard, in particular, Class A shares of the Acquiring Fund, including those received in the Reorganization, are subject to an ongoing Rule 12b-1 distribution and service fee of 0.25%, which generally is used to compensate financial intermediaries for shareholder services, that is not present for the Acquired Fund. However, the Acquiring Fund’s management fee and overall expenses, on both a gross and net basis, are materially lower than those of the Acquired Fund. In addition, shareholders of the Acquired Fund will not pay any front-end sales charges in connection with the receipt of Class A shares of the Acquiring Fund in the Reorganization. Class A shares received in the Reorganization will not be subject to any redemption fees or contingent deferred sales charges. Any class of shares purchased after the Reorganization will be subject to the standard shareholder fee structure applicable to such class.

Although the Funds’ respective investment strategies are substantially similar, the Acquiring Fund, as an open-end fund, is managed without using leverage and is not able to employ leverage to the same extent as the Acquired Fund, a closed-end fund, which may, but does not, also issue preferred shares and debt securities in addition to common shares. Due to limitations on the use of leverage by open-end funds, the Acquired Fund will have to reduce its use of leverage prior to the consummation of the Reorganization. In addition, open-end funds, such as the Acquiring Fund, are subject to Rule 22e-4 under the 1940 Act, which prohibits them from investing more than 15% of their net assets in illiquid investments (the “15% Illiquid Investment Limit”). Closed-end funds are not subject to Rule 22e-4, and the Acquired Fund may invest in illiquid investments without limit. Although the Acquired Fund currently holds an illiquid investment, in light of the much larger size of the Acquiring Fund, following the Reorganization, the Acquiring Fund’s illiquid investments will not exceed the 15% Illiquid Investment Limit and is expected to be de minimis in size.

The Reorganization is anticipated to be tax-free for federal income tax purposes for the Funds and their shareholders, and the Funds will receive an opinion from counsel to that effect as a condition to the closing of the Reorganization. However, the Acquired Fund will distribute any undistributed income and realized capital gains accumulated prior to the Reorganization to its shareholders. These distributions, if any, may be taxable to investors who hold their shares in a taxable account.

The terms of the Agreement include that the Reorganization is intended to avoid dilution of the interests with respect to net asset value of the existing shareholders of the Funds. In this regard, the Trustees considered that the aggregate net asset value of the Class A shares of the Acquiring Fund that shareholders of the Acquired Fund will receive in the Reorganization is expected to be equal to the aggregate net asset value of the common shares of the Acquired Fund held by such shareholders, as of the close of business on the business day immediately prior to the closing date of the Reorganization. As there are no material differences between the valuation policies used by each of the Funds, it is not expected that any differences in valuation between the value of your investment immediately before the Reorganization (calculated using the Acquired Fund’s valuation procedures) and the value of your investment immediately after the Reorganization will occur.

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The direct costs of the Reorganization will be borne by the Funds with the Acquired Fund paying 70% of the costs associated with the Reorganization and the Acquiring Fund paying 30% of the costs associated with the Reorganization, which are estimated to be $315,000 (including auditor and legal fees and the costs of preparing and filing the enclosed Proxy Statement/Prospectus. These estimated expenses, in addition to the estimated brokerage commission and other transaction costs associated with the Reorganization purchases and sales of portfolio securities described above, will be borne indirectly by the Funds’ shareholders regardless of whether the Reorganization is consummated. The Acquired Fund Board and the Board of Trustees of the Acquiring Fund determined this allocation was fair and reasonable because the Acquired Fund’s shareholders would receive additional benefit in the form of liquidity from the Reorganization, as described in the Proxy Statement/Prospectus, not applicable to Acquiring Fund shareholders.

The Board also reviewed the historical performance of each of the Funds and their benchmark. Although past performance does not guarantee future results, for the five-year period ended December 31, 2021 and for the period from the Acquiring Fund’s Class A inception on December 20, 2012 through December 31, 2021, the Acquiring Fund outperformed the Acquired Fund, while for the one-year period ended December 31, 2021, the Acquired Fund outperformed the Acquiring Fund. The Acquiring Fund will be the legal and accounting survivor of the Reorganization. As such, the Acquiring Fund will continue to have the same performance history following the Reorganization as it had prior to the Reorganization, although no assurances may be given that the Acquiring Fund will achieve any particular level of performance after the Reorganization.

On May 26, 2022, Salient Partners, L.P. (“Salient”), the parent company to the Adviser, and Westwood Holdings Group, Inc. (“Westwood”) entered into a definitive purchase agreement pursuant to which Westwood has agreed to acquire certain investment management related assets of Salient (the “Westwood Transaction”). In anticipation of the Westwood Transaction, the Board of Trustees of the Acquiring Fund has separately approved an agreement and plan of reorganization providing for the reorganization of the Acquiring Fund into a newly formed series of the Ultimus Managers Trust (the “Westwood Fund”) to be managed by a Westwood-affiliated registered investment adviser. It is anticipated that the Acquiring Fund and the Westwood Fund will have substantially similar investment objectives, principal investment strategies, investment policies and principal risks. The Westwood Fund is anticipated to have a lower management fee and overall expenses, on both a gross and net basis, than the Acquiring Fund. Following the closing of the Westwood Transaction, the portfolio management team that currently manages the Acquiring Fund (as well as the Acquired Fund) is anticipated to continue to manage the Westwood Fund in the same manner as the Acquiring Fund is managed today, with the same stated investment objective. Class A shareholders of the Acquiring Fund are anticipated to receive Class A shares of the Westwood Fund, if that reorganization is approved by Acquiring Fund shareholders. The Westwood Transaction reorganization is also intended to be tax-free. The Westwood Transaction reorganization is subject to shareholder approval, and Acquiring Fund shareholders of record on the record date established for the Westwood Transaction will receive a separate proxy statement/prospectus that contains important information about the Westwood Transaction reorganization and the Westwood Fund. It is currently anticipated that the Reorganization of the Acquired Fund into the Acquiring Fund will be consummated prior to the record date to determine Acquiring Fund shareholders who will be eligible to vote on the Westwood Transaction reorganization. However, if the consummation of the Reorganization of the Acquired Fund into the Acquiring Fund is delayed, it is possible that Acquired Fund shareholders who receive Class A shares of the Acquiring Fund will not be eligible to vote on the Westwood Transaction reorganization, but would be subject to the results of such vote if they remain shareholders of the Acquiring Fund. These shareholders would continue to be permitted to redeem shares of the Acquiring Fund until the consummation of the Westwood Transaction reorganization, at which time they would become shareholders of the Westwood Fund.

The Reorganization involves conflicts of interest, as the Board recognized that the Adviser is expected to benefit from the Reorganization to the extent it later impacts the total assets or overall approvals of the Westwood Transaction. In approving the Reorganization and the Agreement, the Board, including the Independent Trustees of each of the Funds or the Adviser, was aware of and considered these potential conflicts of interest.

For the reasons described above, the Acquired Fund Board, including the Independent Trustees, approved the Reorganization. In particular, the Acquired Fund Board determined that the Reorganization is in the best interests of the Acquired Fund and that the interests of the shareholders of the Acquired Fund would not be diluted as a result of the Reorganization.

Accordingly, the Acquired Fund Board, including the Independent Trustees, unanimously recommends that you vote FOR the proposed reorganization

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Tax Status of the Reorganization

The Reorganization is intended not to result in income, gain or loss for federal income tax purposes to the Acquiring Fund, the Acquired Fund, or the shareholders of the Acquired Fund and will not take place unless the Funds receive a satisfactory opinion from K&L Gates LLP, substantially to the effect that the Reorganization will be a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”).

As a result, with respect to the Reorganization, for federal income tax purposes:

•	No gain or loss will be recognized by the Acquired Fund upon: (1) the transfer of all of its assets to the Acquiring Fund as described above; or (2) the distribution by the Acquired Fund of the Acquiring Fund shares to the shareholders of the Acquired Fund;

•	No gain or loss will be recognized by the Acquiring Fund upon the receipt of all of the assets of the Acquired Fund solely in exchange for the issuance of the Acquiring Fund shares to the Acquired Fund and the assumption of all of the liabilities of the Acquired Fund by the Acquiring Fund;

•	The basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the basis of those assets in the hands of the Acquired Fund immediately before the transfer;

•	The tax holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the Acquired Fund’s tax holding period for those assets;

•	You will not recognize gain or loss upon the exchange of your shares of the Acquired Fund solely for the Acquiring Fund shares as part of the Reorganization;

•	The aggregate tax basis of the Acquiring Fund shares received by you in the Reorganization will be the same as the aggregate tax basis of your shares of the Acquired Fund surrendered in exchange; and

•	The tax holding period of the Acquiring Fund shares you receive will include the tax holding period of the shares of the Acquired Fund that you surrender in the exchange, provided that the shares of the Acquired Fund were held by you as capital assets on the date of the exchange.

In rendering such opinion, counsel shall rely upon, among other things, reasonable assumptions as well as representations of the Funds.

No tax ruling has been or will be received from the Internal Revenue Service (“IRS”) in connection with the Reorganization. An opinion of counsel is not binding on the IRS or a court and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.

Prior to the Closing Date, it is anticipated that the Acquired Fund will sell approximately 30% of its portfolio in order to reduce the Acquired Fund’s leverage in preparation of the Reorganization. It is estimated that these transactions will generate approximately $60,000, amounting to less than $0.01 per share, in portfolio transaction costs for the Acquired Fund. As a result of the existing unused capital loss carryforwards of the Acquired Fund, these transactions are not anticipated to cause any capital gain distributions to be paid to the shareholders of the Acquired Fund. Additional information regarding the unused capital loss carryforwards of the Acquired Fund is included below.

Prior to the closing of the Reorganization, the Acquired Fund will, and the Acquiring Fund may, declare a distribution to shareholders that, together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net capital gains, including those realized on disposition of portfolio securities in connection with the Reorganization (after reduction by any available capital loss carry-forwards), if any, through the closing of the Reorganization. Such distributions will be taxable to shareholders.

As of November 30, 2021, the Acquired Fund had unused short-term capital loss carryforwards of $145,470,239 and unused long-term capital loss carryforwards of $83,113,664. Capital loss carryforwards are considered valuable tax attributes because they can reduce a fund’s future taxable income and thus reduce the taxable amount distributed to fund shareholders. The Reorganization of the Acquiring Fund and the Acquired Fund will affect the use of these tax attributes of the Acquired Fund in two respects. The first concerns the “sharing” of these tax attributes with the shareholders of the Acquiring Fund. If there was no Reorganization, these tax attributes would inure solely to the benefit of the shareholders of the Acquired Fund. After the Reorganization occurs, these tax attributes carry over (subject to the limitations described below) to the Acquiring Fund. That means that any resulting tax benefits inure to all shareholders of the post-Reorganization Acquiring Fund (i.e., both pre-Reorganization shareholders of the Acquired Fund and pre-Reorganization shareholders of the Acquiring Fund).

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The second manner in which the Reorganization will affect the use of the capital loss carryforwards and built-in losses concerns certain limitations imposed under the Code with respect to the use of these losses. Generally, when ownership of a “loss corporation” such as the Acquired Fund changes for tax purposes in connection with a reorganization (as will be the case here), the Code imposes various limitations on the use of loss carryforwards following the change in ownership. The amount of such loss carryforwards that can be used each year to offset post-acquisition income is generally limited to an amount equal to the “federal long-term tax-exempt rate” (the applicable rate as of July 2022 was 2.43%) multiplied by the value of the “loss corporation’s” equity. This limitation would result in the reduction of the portion of the loss carryforwards that the post-Reorganization Acquiring Fund will be able to use each year to offset realized capital gains. However, there is no assurance that such losses would be used even in the absence of the Reorganization.

The foregoing consequences may not apply to certain classes of taxpayers who are subject to special circumstances, such as shareholders who are not citizens of or residents of the United States, insurance companies, tax-exempt organizations, financial institutions, dealers in securities or foreign currencies or persons who hold their shares as part of a straddle or conversion transaction.

This description of the federal income tax consequences of the Reorganization is made without regard to the particular circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, foreign and other tax laws.

Additional Terms of the Agreement and Plan of Reorganization

Certain terms of the Agreement are described above. The following is a summary of certain additional terms of the Agreement. This summary and any other description of the terms of the Agreement contained in this Proxy Statement/Prospectus are qualified in their entirety by Exhibit A, the Form of Agreement and Plan of Reorganization and Liquidation, in its entirety.

Conditions to Closing the Reorganization. The obligation of the Acquired Fund to consummate the Reorganization is subject to the satisfaction of certain conditions, including the performance by the Acquiring Fund of all its obligations under the Agreement and the receipt of all consents, orders and permits necessary to consummate the Reorganization (see Agreement, paragraph 6.2).

The obligation of the Acquiring Fund to consummate the Reorganization is subject to the satisfaction of certain conditions, including the Acquired Fund’s performance of all of its obligations under the Agreement, the receipt of certain documents and financial statements from the Acquired Fund and the receipt of all consents, orders and permits necessary to consummate the Reorganization (see Agreement, paragraph 6.2).

The Funds’ obligations are also subject to the receipt of a favorable opinion of K&L Gates LLP as to the federal income tax consequences of the Reorganization (see Agreement, paragraph 6.4).

Termination of Agreement. Either of the Acquired Fund Board or the Board of Trustees of the Acquiring Fund may terminate the Agreement at any time before the Reorganization, subject to certain conditions.

Expenses of the Reorganization. The direct costs of the Reorganization will be borne by the Funds with the Acquired Fund paying 70% of the costs associated with the Reorganization and the Acquiring Fund paying 30% of the costs associated with the Reorganization, which are estimated to be $315,000 (including auditor and legal fees and the costs of preparing and filing the enclosed Proxy Statement/Prospectus. These estimated expenses, in addition to the estimated brokerage commission and other transaction costs associated with the Reorganization purchases and sales of portfolio securities described above, will be borne indirectly by the Funds’ shareholders regardless of whether the Reorganization is consummated. The Acquired Fund Board and the Board of Trustees of the Acquiring Fund determined this allocation was fair and reasonable because the Acquired Fund’s shareholders would receive additional benefit in the form of liquidity from the Reorganization, as described in the Proxy Statement/Prospectus, not applicable to Acquiring Fund shareholders.

PROXIES, QUORUM AND VOTING AT THE SPECIAL MEETING

Only shareholders of record on the Record Date will be entitled to attend, participate and/or vote at the Special Meeting. Each share of the Acquired Fund is entitled to one vote. Fractional shares are entitled to proportionate shares of one vote. The votes of shareholders of the Acquiring Fund are not being solicited since their approval is not required in order to effect the Reorganization.

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Proxies will be solicited by mail and may be solicited in person, by telephone, Internet or facsimile by officers of the Acquired Fund, by personnel of the Adviser or of the Acquired Fund’s administrator and transfer agent, or by broker-dealer firms. The Acquired Fund has retained Okapi Partners LLC (“Okapi”), a professional proxy solicitation firm, to assist with any necessary solicitation of proxies. Some of the proxy solicitation services to be provided by Okapi include mail and tabulation services, as well as services to facilitate mail, telephone and Internet voting. Acquired Fund shareholders may receive a telephone call from Okapi asking them to vote. A written proxy may be delivered to the Acquired Fund or its transfer agent prior to the meeting by telephone, Internet, facsimile machine, graphic communication equipment or similar electronic transmission. The Funds will reimburse banks, broker-dealer firms, and other persons holding shares registered in their names or in the names of their candidates, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares. Total estimated proxy solicitation costs are approximately $65,000.

Where shares are held of record by more than one person, any co-owner or co-fiduciary may execute the proxy or give authority to an agent, unless the Secretary of the Trust is notified in writing by any co-owner or co-fiduciary that the joinder of more than one is to be required. All proxy cards solicited by the Board that are properly executed and received by the Secretary (via mail, telephone or electronic transmission) prior to the meeting, and which are not revoked, will be voted at the meeting. A proxy is revocable by the person giving it prior to exercise by a signed writing delivered to the Acquired Fund’s Secretary, or by executing and delivering a later dated proxy (via mail, telephone or electronic transmission) prior to the meeting, or by attending the meeting and voting the shares in person. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on the proxy card, all shares held by such shareholder shall be voted in favor of the Proposal.

A quorum requires the presence, in person or by proxy, of holders of a majority of the outstanding shares of the Acquired Fund entitled to vote. Approval of the Reorganization requires the affirmative vote of the lesser of: (i) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares entitled to vote are present or represented by proxy; or (ii) more than 50% of the outstanding shares entitled to vote. The Acquired Fund anticipates that a large shareholder will support the Reorganization, which may facilitate obtaining the required vote.

All shares that are voted and votes to ABSTAIN will be counted towards establishing a quorum. However, abstentions will not be treated as votes cast at such Special Meeting. Abstentions, therefore, will have no effect on a proposal that requires an affirmative vote of a majority of outstanding shares entitled to vote for approval, but will effectively be a vote against a proposal that requires the affirmative vote of a minimum percentage of the shares present or represented by proxy for approval. In contrast, it is the Funds’ understanding that broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) are not expected at the Special Meeting as there is no routine matter on which such brokers could vote. Broker non-votes otherwise would have the same effect as abstentions, i.e., they would be included for purposes of determining whether a quorum is present but would not be counted as votes cast on a proposal.

Shareholders do not have appraisal rights in connection with the Proposal in this Proxy Statement/Prospectus. In the event that a quorum is not present at the meeting, or if a quorum is present at the meeting but sufficient votes by the shareholders of the Acquired Fund in favor of the Proposal set forth in the Notice of this meeting are not received by [         ], the chairman of the meeting may call an adjournment or the persons named as proxies in the Acquired Fund’s enclosed proxy may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment, if submitted to a vote, will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote those proxies that they are entitled to vote FOR the approval of the Proposal in favor of such an adjournment, and will vote those proxies required to be voted AGAINST the approval of the Proposal against such an adjournment. The costs of any such additional solicitation and of any adjourned session will be borne by the Funds.

To be considered for presentation at a shareholder meeting, rules promulgated by the SEC generally require that, among other things, a shareholder’s proposal must be received at the offices of the relevant Fund a reasonable time before solicitation is made. Shareholders should review each Fund’s bylaws for additional information regarding the Funds’ advance notice provisions. The Acquired Fund Bylaws are posted on the Acquired Fund’s website and the Acquiring Trust Bylaws were filed with the SEC on April 29, 2016 on Form N-1A pursuant to Rule 485(b) under the Securities Act of 1933, as amended. Shareholders may obtain copies of such documents by contacting a Fund in the manner described above under “Where to Get More Information.”

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Shareholders wishing to communicate with the Board of Trustees of either Fund may do so by sending a written communication to the Chairperson of the Board, the Chairperson of any Committee of the Board or to the Independent Trustees as a group, at the following address: 4265 San Felipe, 8th Floor, Houston, Texas 77027, c/o the Secretary of the Fund.

SHARE OWNERSHIP OF THE FUNDS

A shareholder who owns, directly or indirectly, more than 25% of a Fund’s voting securities may be deemed a “control person” (as defined under applicable securities laws) of the Fund. A control person’s vote could have more significant effect on matters presented to shareholders for approval then the vote of other Fund shareholders.

[As of August 10, 2022, the Boards and officers as a group owned less than 1% of each of the Funds’ outstanding shares].

The following shareholders owned, of record, beneficially, or both, as of August 10, 2022, 5% or greater of the Fund’s outstanding equity securities. Percentage of the Acquiring Funds owned may include shareholder’s holdings of other share classes of the Acquiring Fund not involved in the Reorganization.

[To be completed after record date.]

The following persons owned of record, beneficially, or both, as of August 10, 2022, 25% or greater of the Fund’s outstanding equity securities. Percentage of the Acquiring Funds owned may include shareholder’s holdings of other share classes of the Acquiring Fund not involved in the Reorganization.

[To be completed after record date.]

The table below sets forth the outstanding securities of the Acquired Fund as of June 30, 2022.

Title of Class	Amount Authorized	Amount Held by the Company for its Account	Amount Outstanding
Common Shares	Unlimited	N/A	17.7 million

CAPITALIZATION

With respect to the Reorganization, the following tables set forth the capitalization of the Acquired Fund and the Acquiring Fund as of December 31, 2021, the most recent fiscal year end of the Acquiring Fund, and the pro forma combined capitalization of the Acquiring Fund as if the Reorganization had occurred on that date.

	Acquired Fund	Acquiring Fund Class A	Acquiring Fund Class A Pro forma
Net Assets	$132,560,815	$92,026,711	$224,587,526
Net Asset Value, Offering/Redemption Price Per Share	$7.48	$6.53	$6.53
Shares of Beneficial Interest Outstanding	17,722,448	14,082,756	34,383,508

ADDITIONAL INFORMATION ABOUT THE FUNDS

Comparison of the Funds’ Classes of Shares

The following table details the expense structures of the Acquired Fund’s Common Shares and the Acquiring Fund’s Class A shares.

The Acquired Fund does not continuously issue shares, as it is a closed-end fund. Following the Reorganization, Acquired Fund shareholders will receive Class A shares of the Acquiring Fund for their Common Shares.

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	Acquired Fund	Acquiring Fund

Share Class	Common Shares	Class A Shares

•    Common Shares do not have a sales charge, as there are no Common Shares currently sold directly from the Acquired Fund. The Acquired Fund is authorized to issue an unlimited number of common shares, which are listed on the New York Stock Exchange. Common Shares, as the Acquired Fund is a closed-end fund.

•     The Common Shares may trade at a discount from or premium to NAV.

•    Common Shares are not subjected to Rule 12b-1 fees, though Common Shares may participate in a Distribution Reinvestment Plan, where once a distribution is made to shareholders, the cash will automatically be reinvested into additional Acquired Fund Common Shares.

•   Class A shares are offered with a maximum front-end sales charge of 5.50% of the Acquiring Fund’s offering price.

•     There is no front-end sales charge for investments of $1 million or more, but there is a contingent deferred sales charge (“CDSC”) of 1.00% on Class A shares that are redeemed within 12 months of purchase.

•    Class A shares are subject to distribution (“Rule 12b-1”) fees equal to an annual rate of 0.25% of the Acquiring Fund’s average daily net assets attributable to Class A shares.

•    An investor can invest at least $50,000 combined in multiple purchases of Class A shares of Salient funds to take advantage of breakpoints in the sales charge schedule.

Shareholders of the Acquired Fund will not pay any front-end sales charges in connection with the receipt of Class A shares of the Acquiring Fund in the Reorganization. Class A shares received in the Reorganization will not be subject to any redemption fees or contingent deferred sales charges. Any class of shares purchased after the Reorganization will be subject to the standard shareholder fee structure applicable to such class.

Comparison of Buying, Selling and Exchanging Shares

The common shares of the Acquired Fund, a closed-end fund, are listed for trading on the NYSE, where such shares may be purchased and sold through broker-dealers at prevailing market prices, which may be greater than (premium) or less than (discount) net asset value. Shares of the Acquired Fund do not have any exchange rights. The Acquiring Fund, an open-end fund, continuously offers new shares. As an open-end fund with multiple share classes, the Acquiring Fund has detailed information regarding how to buy shares, minimum initial investment amount, tax information, payments to broker-dealers and intermediaries, exchanging shares, concerning frequent purchases and redemptions, and redeeming shares. The Acquired Fund does not continuously offer shares, as it is a closed-end fund, and therefore the Acquired Fund does not provide the below information. Following the Reorganization, shareholders will receive Class A shares of the Acquiring Fund for their Common Shares, and the details for buying, selling and exchanging those shares is described below.

Minimum Initial Investment

The minimum initial investment for Class A shares of the Acquiring Fund is:

•	$2,000 for accounts enrolled in eDelivery
•	$2,000 for Coverdell Education Savings accounts
•	$500 for Automatic Investment Plan accounts
•	$2,500 for all other accounts

Subsequent investments in Class A shares must be $100 or more. Financial intermediaries may charge their customers a transaction or service fee.

The Acquiring Fund may, in its sole discretion, waive or reduce any minimum investment requirements.

How to Buy Shares

Class A shares are sold with a front-end sales charge, which may be reduced or waived, as discussed below. Class A shares’ cost structure includes a Rule 12b-1 plan that allows the payment of fees for the sale, distribution and/or service of their shares.

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Your financial representative can help you decide which share class is best for you.

12b-1 Fees

Rule 12b-1 fees are paid to, but not retained by, Foreside Fund Services, LLC (the “Distributor”). These fees are used by the Distributor to pay for expenses relating to the distribution and servicing of the Acquiring Fund shares. The specific treatment per class of Rule 12b-1 fees is as follows:

Class A. The services fee represents the entire portion of the 0.25% Rule 12b-1 fee. There is no distribution-specific fee.

Because Rule 12b-1 fees are paid out of the Acquiring Fund’s assets on an ongoing basis, over time they will increase the cost of your investment and may cost shareholders more than other types of sales charges.

Your broker-dealer or agent may charge you a fee to effect transactions in the Acquiring Fund shares. Any such fee is not a charge of the Acquiring Fund.

Sales Charges

Shareholders of the Acquired Fund will not pay any front-end sales charges in connection with the receipt of Class A shares of the Acquiring Fund in the Reorganization. Class A shares received in the Reorganization will not be subject to any redemption fees or contingent deferred sales charges. Any class of shares purchased after the Reorganization will be subject to the standard shareholder fee structure applicable to such class.

Class A Shares

	Sales Charge as a Percentage of:		Dealer’s Concession (as a % of
Dollar Amount Invested	Offering Price(1)(2)	NAV(1)(2)	Offering Price)(2)(3)
Up to $50,000	5.50%	5.82%	5.00%
$50,000 but less than $100,000	4.50%	4.71%	4.00%
$100,000 but less than $250,000	3.50%	3.63%	3.00%
$250,000 but less than $500,000	2.75%	2.83%	2.25%
$500,000 but less than $1,000,000	2.00%	2.04%	1.75%

(1)	Class A shares are available with no front-end sales charge on investments of $1 million or more. There is, however, a contingent deferred sales charge (CDSC) of 1.00% on any Class A shares upon which a commission or finder’s fee was paid that are sold within one year of purchase. Brokers that initiate and are responsible for purchases of $1 million or more may receive a sales commission of up to 1.00% of the offering price of Class A shares. See “Initial Sales Charge on Class A Shares” for discussion on how to qualify for a reduced sales charge. The Advisor may take recent redemptions into account in determining if an investment qualifies as a new investment.
(2)	Because of rounding in the calculation of the offering price, actual sales charges you pay may be more or less than those calculated using these percentages.
(3)	Distributor retains the balance, if any, and uses it solely for distribution purposes, which may include a dealer reallowance up to the full sales charge.

You may qualify for a reduced Class A sales charge if you own or are purchasing Class A, Class C or Class I shares of a Salient fund contained in the Salient MF Trust. To receive the reduced sales charge, you must tell your broker or financial representative at the time you purchase the Acquiring Fund’s Class A shares about any other funds contained in the Salient MF Trust held by you, your spouse or your children under the age of 21 living in the same household. This includes investments held in an individual retirement account, an employee benefit plan or with a broker or financial representative other than the one handling your current purchase. Salient will credit the combined value, at the current offering price, of all eligible accounts to determine whether you qualify for a reduced sales charge on your current purchase. You may need to provide documentation for these accounts, such as an account statement. For more information about sales charges, reductions, and waivers, you may visit the Acquiring Fund’s Web site www.salientpartners.com, which includes hyperlinks to facilitate access to this information. You may also consult your broker or financial advisor, or refer to the section entitled “Initial Sales Charge on Class A Shares” in the SAI. You may request an SAI from your broker or financial advisor by accessing the Acquiring Fund’s Web site www.salientpartners.com or by calling the Transfer Agent at 1-866-667-9228.

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If shares of the Acquiring Fund are tendered for redemption or repurchased by the Acquiring Fund for any reason within seven business days after confirmation of the purchase order for such shares, the full sales load or other concession will be returned to the shareholder and any financial intermediary making such sale forfeits the right to receive any compensation on such shares.

Deferred Sales Charges

Class A shares are available with no front-end sales charge on investments of $1 million or more. Brokers that initiate and are responsible for purchases of $1 million or more may receive a sales commission of up to 1.00% of the offering price of Class A shares. As a result, Class A shares that were not subject to a front-end sales charge, but for which a commission or finder’s fee was paid, may be subject to a contingent deferred sales charge (CDSC) of 1.00% if such Class A shares are sold within twelve months of purchase.

For purposes of charging a CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

Reduced Sales Charge for Class A Shareholders

As noted in the table above, discounts (“breakpoints”) are available for larger purchases. There are several ways for shareholders to reach a higher discount level and qualify to pay a lower sales charge. Shareholders may qualify by combining current and past purchases in any of the Class A shares of the Salient funds. To determine whether or not a reduced initial sales charge applies to a proposed purchase, we take into account not only the money that is invested upon such proposed purchase, but also the value of all Class A shares of the Salient funds that we currently have associated with you, calculated at their historical cost and/or offering price.

You can minimize sales charges in any of the following ways:

1.	Increase your initial Class A investment amount to reach a higher discount level.

2.	Right of Accumulation. Add to an existing Class A shareholder account so that the current offering price value (or if greater, the amount of the initial purchase less any redemptions) of the total combined holdings in Class A reaches a higher discount level.

3.	Letter of Intent. Inform the Acquiring Fund that you wish to sign a non-binding Letter of Intent to purchase an additional value of Class A shares over a 13-monthperiod at a level that would entitle you to a higher discount level.

4.	Combined Purchase Privilege. Combine the following investor accounts to qualify for a reduced sales charge:

(a)	An individual or “company,” as defined in Section 2(a)(8) of the 1940 Act (which includes corporations that are corporate affiliates of each other, but does not include those companies in existence less than six months or which have no purpose other than the purchase of shares of the Acquiring Fund or other registered investment companies at a discount);

(b)	An individual, his or her spouse, and children under age 21, purchasing for his, her or their own account;

(c)	A single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or

(d)	A single purchase for the employee benefit plans of a single employer.

To qualify for the Combined Purchase Privilege or to obtain the Right of Accumulation, when each such purchase is made, the investor or financial intermediary must provide us with sufficient information at the time of purchase to verify that the purchase qualifies for the privilege or discount. Because breakpoint eligibility may be determined based on historical cost, you should retain any records necessary to substantiate those costs in cases where the Acquiring Fund, its Transfer Agent, and financial intermediaries do not maintain this information.

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It may be necessary for an investor to provide the following information or records to the Acquiring Fund or his or her financial intermediary in order to verify his or her eligibility for a breakpoint discount: (a) information or records regarding shares of the Acquiring Fund or other Salient funds held in all accounts (e.g., retirement accounts) of the investor at the financial intermediary; (b) information or records regarding shares of the Acquiring Fund or other Salient funds held in any account of the shareholder at another financial intermediary; and (c) information or records regarding shares of the Acquiring Fund or other Salient funds held at any financial intermediary by related parties of the investor, such as members of the same family or household. If an investor fails to identify necessary breakpoint information, at the time of purchase, the investor may not receive the breakpoints that would otherwise be available.

Reinstatement Privilege for Class A Shares

An investor who has sold Class A shares of the Acquiring Fund may, upon prompt written notification to Salient funds, reinvest the proceeds of such sale in Class A shares of any of the Salient funds within 120 days of the sale, and any such reinvestment will be made at the Acquiring Fund’s then-current net asset value, so that no sales charge will be levied. Investors should call the Acquiring Fund for additional information prior to exercising this privilege.

By exercising this reinstatement privilege, the investor does not alter the federal income tax treatment of any capital gains realized on the previous sale of shares of the Acquiring Fund, but to the extent that any shares are sold at a loss and proceeds are reinvested in shares of the Acquiring Fund, some or all of the loss may be disallowed as a deduction. Please contact your tax advisor for more information concerning tax treatment of such transactions.

Waiver of Initial Sales Charges for Class A Shares

The Acquiring Fund may waive the imposition of sales charges on investor purchases of Class A shares of the Acquiring Fund under certain circumstances and conditions, including shares purchased by:

•	Officers, directors, trustees, and employees of Salient, Forward Management, LLC d/b/a Salient (“Salient Management”), the Advisors, sub-advisors, and their respective affiliates.
•	ReFlow, which is a program designed to provide a liquidity source for mutual funds experiencing redemptions of its shares.
•	Registered representatives and employees of financial intermediaries with a current selling agreement with the Distributor or the Advisors and their affiliates.
•	Clients of financial intermediaries using Salient funds in fee-based investment products under a signed agreement with the Distributor or the Advisors.
•	Accounts managed by registered investment advisers or bank trust departments.
•	Employees of designated asset management firms, other service providers, and their affiliates.
•	Immediate family members of all such persons as described above.
•	Employer-sponsored retirement, deferred compensation, and employee benefit plans including trusts used to fund those plans, provided that the shares are held for the benefit of the plan. Employer-sponsored plans do not include SEP IRAs, Simple IRAs, SAR-SEPs, Keogh Plans, Traditional IRAs, Roth IRAs, Coverdell Education Savings Accounts, or individual 403(b) plans.
•	Endowments or charitable foundations.
•	Investors using a Self-Directed platform via an intermediary or broker dealer.
•	Financial intermediary supermarkets and fee-based platforms.
•	Individual Retirement Account rollovers involving retirement plan assets invested in the Salient funds at the time of the rollover that are contributed to an IRA held directly with the Salient funds.
•	Documentation must be provided at the time of the rollover purchase in order to be eligible for the sales charge waiver.
•	Only the rollover amount will have the sales charge waived.

Salient funds reserves the right to waive or update these waiver requirements at its discretion.

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Waiver of CDSC

The Acquiring Fund may waive the imposition of a CDSC on redemptions of Class A shares of the Acquiring Fund under certain circumstances and conditions, including without limitation the following:

•	Redemptions following the death or permanent disability (as defined by Section 72(m)(7) of the Code) of a shareholder if made within one year of death or the initial determination of permanent disability. The waiver is available only for shares held at the time of death or initial determination of permanent disability.
•	Redemptions made through a Systematic Withdrawal Plan, limited to 10% per year of the account value at the time the plan is established and annually thereafter, provided all dividends and distributions are reinvested.
•	Required minimum distributions from a tax-deferred retirement plan or an individual retirement account (IRA) as required under the Code. The waiver of the CDSC for required distributions will be as a percentage of assets held in the Acquiring Fund.
•	Forced redemptions made by the Acquiring Fund of shares held by shareholders whose account has a value of less than $500.
•	Redemptions made by ReFlow.
•	Redemptions in cases of natural disaster affecting shareholders.
•	Certain qualified plans; employer-sponsored defined contribution-type plans, including certain 403(b) plans, that invest $1 million or more and have 100 or more eligible employees; other retirement plans, endowments or foundations with $50 million or more in assets; and other institutional funds; provided that the Acquiring Fund has an agreement with the financial intermediary, record keeper, retirement plan or third party that provides for the waiver of CDSCs for such account and/or plan types. Retirement and benefit plans that may be eligible for the waiver include qualified and nonqualified retirement plans, deferred compensation plans, and certain other retirement, savings or benefit plans, excluding traditional and ROTH IRAs, Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, and individual 403(b) plans.

If you think you may be eligible for a CDSC waiver, contact your financial intermediary. You must notify the Acquiring Fund prior to the redemption request to ensure your receipt of the waiver. Please call 1-866-667-9228 for additional information.

To utilize a waiver, you must contact your financial representative or the Transfer Agent. Consult the SAI for additional details.

Other Waivers

Front-end sales charges and CDSCs are not imposed in connection with the following transactions:

•	exchanges from one Salient Fund contained in the Trust to the same class of any other Salient Fund contained in the Trust (see “Exchange Privilege” in this prospectus for additional details)
•	dividend reinvestments (see “Dividends and Taxes” in this prospectus for additional details)

Intermediary-Defined Sales Charge Waiver Policies

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Acquiring Fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Acquiring Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Acquiring Fund shares directly from the Acquiring Fund or through another intermediary to receive these waivers or discounts.

Janney Montgomery Scott LLC

Effective May 1, 2020, if you purchase Acquiring Fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in the Acquiring Fund’s prospectus or SAI.

Front-end sales charge* waivers on Class A shares available at Janney

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
•	Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.

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•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).
•	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.
•	Shares acquired through a right of reinstatement.
•	Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.

CDSC waivers on Class A and C shares available at Janney

•	Shares sold upon the death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the Acquiring Fund’s prospectus.
•	Shares purchased in connection with a return of excess contributions from an IRA account.
•	Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations.
•	Shares sold to pay Janney fees but only if the transaction is initiated by Janney.
•	Shares acquired through a right of reinstatement.
•	Shares exchanged into the same share class of a different fund.

Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent

•	Breakpoints as described in the Acquiring Fund’s prospectus.
•	Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.
•	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

*Also referred to as an “initial sales charge.”

Morgan Stanley

Effective July 1, 2018, shareholders purchasing Acquiring Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this prospectus or the SAI.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

•	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules
•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
•	Shares purchased through a Morgan Stanley self-directed brokerage account
•	Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program
•	Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

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Oppenheimer & Co. Inc. (“OPCO”)

Effective February 26, 2020, shareholders purchasing Acquiring Fund shares through an OPCO platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Acquiring Fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at OPCO

•	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
•	Shares purchased by or through a 529 Plan
•	Shares purchased through a OPCO affiliated investment advisory program
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
•	Shares purchased form the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same amount, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).
•	A shareholder in the Acquiring Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Acquiring Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO
•	Employees and registered representatives of OPCO or its affiliates and their family members
•	Directors or Trustees of the Acquiring Fund, and employees of the Acquiring Fund’s investment adviser or any of its affiliates, as described in this prospectus

CDSC Waivers on A, B and C Shares available at OPCO

•	Death or disability of the shareholder
•	Shares sold as part of a systematic withdrawal plan as described in the Acquiring Fund’s prospectus
•	Return of excess contributions from an IRA Account
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations
•	Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO
•	Shares acquired through a right of reinstatement

Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in this prospectus
•	Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial adviser about such assets

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”)

Effective March 1, 2019, shareholders purchasing Acquiring Fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James

•	Shares purchased in an investment advisory program.
•	Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
•	A shareholder in the Acquiring Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Acquiring Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

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CDSC Waivers on Classes A and C shares available at Raymond James

•	Death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
•	Return of excess contributions from an IRA Account.
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations.
•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
•	Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, rights of Accumulation, and/or letters of intent

•	Breakpoints as described in this prospectus.
•	Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.
•	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Pricing of the Acquiring Fund Shares

When you buy shares, you pay the NAV, plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV, minus any applicable deferred sales charges.

The Acquiring Fund is open on those days when the NYSE is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after the Transfer Agent receives your request in good order. In unusual circumstances, the Acquiring Fund has the right to redeem in kind.

At times of peak activity, it may be difficult to place requests by telephone. During these times, consider sending your request in writing.

In case of emergency or other disruption resulting in the NYSE not opening for trading or closing at a time other than the regularly scheduled close, the time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the SEC. This may result in the Acquiring Fund closing for business prior to the time at which the Acquiring Fund’s NAV is determined.

Other Information

The issuance of shares is recorded electronically on the books of the Trust. You will receive a confirmation and a quarterly account statement reflecting each new transaction in your account. Your quarterly statements will show the total number of shares of the Acquiring Fund you own. You can rely on these statements in lieu of certificates. Certificates representing shares of the Acquiring Fund will not be issued.

For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts in which names or mailing addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

The Acquiring Fund may be required to “freeze” your account if there appears to be suspicious activity or if account information matches information on a government list of known terrorists or other suspicious persons.

Due to the relatively high cost of handling small investments, the Acquiring Fund reserves the right, upon 60 days’ written notice, to redeem, at NAV, the shares of any shareholder whose account has a value of less than $500 in the Acquiring Fund, other than as a result of a decline in the NAV per share. This policy will not be implemented where the Acquiring Fund has previously waived the minimum investment requirement for that shareholder. Before the Acquiring Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount and will allow the shareholder 60 days to make an additional investment in an amount that will increase the value of the account to at least $500 before the redemption is processed. As a sale of your Acquiring Fund shares, this redemption may have tax consequences.

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The Acquiring Fund reserve the right to refuse any request to purchase shares.

Account Statements

In general, you will receive account confirmations and statements as follows:

•	after every transaction (except a dividend reinvestment, automatic investment or systematic withdrawal) that affects your account balance
•	after any changes of name or address of the registered owner(s)
•	in all other circumstances, quarterly

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by February 15.

How to Exchange Shares

Exchanges of Class A for the Same Class of Shares of Any Other Fund

By following the instructions below, and subject to such limitations as may be imposed by the Trust (including that the financial intermediary maintain an agreement with the Acquiring Funds’ Distributor), shareholders may exchange Class A shares of any fund for the same class shares of any other fund contained in the Trust. There are generally no fees for exchanges, but an exchange of shares between funds is technically a sale of shares in one fund followed by a purchase of shares in another fund, and therefore may have tax consequences. Thus, the exchange may, like a sale, result in a taxable gain or loss to the shareholder and will generally give a new tax basis for the new shares.

Class A shares of the Acquiring Fund initially purchased subject to a front-end sales load may generally be exchanged for Class A shares of another fund without the payment of an additional front-end sales load. If a shareholder exchanges Class A shares of the Acquiring Fund for Class A shares of another fund that is subject to a higher front-end sales load, the shareholder will be charged the difference between the two sales loads. If the front-end sales load was waived for the initial purchase of Class A shares, the shareholder may be subject to the imposition of a front-end sales load upon exchanging into Class A shares of another fund. If the shareholder purchased Class A shares subject to a sales load, they will not be reimbursed the sales load upon exchange of the shares to another fund.

If the Class A shares are subject to a CDSC, and the shareholder exchange them for Class A shares subject to a CDSC, the shares will be subject to the higher applicable CDSC of the two classes and, for purposes of calculating CDSC rates, will be deemed to have been held since the date the shares being exchanged were initially purchased.

Shareholders should read the prospectus for any other Salient Fund into which they are considering exchanging.

Exchanges of Class A Shares for a Different Class within the Same Fund

By following the instructions below, and subject to such limitations as may be imposed by the Trust (including that the financial intermediary maintain an agreement with the Acquiring Fund’s Distributor), a shareholder may exchange their Class A shares of the same fund. An exchange of shares of one class of a fund into another class of the same fund is not treated as a redemption and sale for tax purposes.

Class A shares subject to a CDSC will be charged the applicable CDSC upon exchange for Class I shares.

If a shareholder purchased Class A shares subject to a sales load, they will not be reimbursed the sales load upon exchange of the shares to another Class in the same fund.

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Shareholders should read the prospectus for any other class of shares into which they are considering exchanging.

Shares of one Acquiring Fund or a class thereof may be exchanged for shares of another fund or class on days when the NYSE is open for business, as long as shareholders meet the normal investment requirements, including the minimum investment requirements, of the other Fund or class. The registration for both accounts must be identical. The Trust reserves the right to prohibit exchanges during the first 15 days following an investment in the Acquiring Fund and may terminate or change the terms of the exchange privilege at any time. The Acquiring Fund may change or cancel its exchange policies at any time, upon 60 days’ written notice to its shareholders.

Additionally, investors who hold shares of the Acquiring Fund through a fee-based advisory program, but who subsequently become ineligible to participate in the program or withdraw from the program, may be subject to exchange of their shares by their financial intermediary to another class of shares of the same Acquiring Fund. Any such conversion will occur at the relative net asset value of the two share classes, without the imposition of any sales load, fee, or other charge. Notwithstanding the foregoing, a shareholder’s shares will not be converted without prior notice by the financial intermediary. Investors should contact their financial intermediary to obtain information about their eligibility for the program and the class of shares they would receive upon such a conversion.

How to Redeem Shares

You may normally redeem your shares on any Business Day. Redemptions are priced at the NAV per share next determined after receipt of a redemption request in good order by the Acquiring Fund’s Distributor, the Acquiring Fund, or its agent, and subject to any applicable CDSC. A financial intermediary may charge its customers a transaction or service fee in connection with redemptions. The Acquiring Funds intend to redeem shares of the Acquiring Fund solely in cash up to the lesser of $250,000 or 1.00% of the Acquiring Fund’s net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Acquiring Fund reserve the right to pay any redemption proceeds exceeding this amount in whole or in part by a distribution in-kind of securities held by the Acquiring Fund in lieu of cash. It is highly unlikely that shares would ever be redeemed in-kind. If shares are redeemed in-kind, the redeeming shareholders should expect to incur transaction costs upon the disposition of the securities received in the distribution including, but not limited to, brokerage costs of converting the portfolio securities to cash.

Requests must be received prior to the close of the NYSE, normally 4:00 p.m., Eastern Time.

Shares will be redeemed at the next NAV calculated after the Transfer Agent receives the redemption request in good order. Requests received “in good order” must include: account name, account number, dollar or share amount of transaction, class, the Acquiring Fund, allocation of investment and signature of authorized signer. Payment will ordinarily be made within seven days of the request as set out in the current payment instruction on file for a shareholder’s account.

Neither the Advisor, the Distributor, the Transfer Agent, the Acquiring Fund nor any of its affiliates or agents will be liable for any loss, expense or cost when acting upon any oral, written or electronically transmitted instructions or inquiries believed by them to be genuine. While precautions will be taken, as more fully described below, you bear the risk of any loss as the result of unauthorized telephone redemptions or exchanges believed to be genuine. The Acquiring Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording phone conversations, sending confirmations to shareholders within 72 hours of the telephone transaction, verifying the account name and sending redemption proceeds only to the address of record or to a previously authorized bank account.

By Telephone

You may redeem your shares by telephone if you choose that option on your Account Application. If you did not originally select the telephone option, you must provide written instructions to the Acquiring Fund in order to add this option. The maximum amount that an individual investor may redeem by telephone at any one time is $100,000. You may have the proceeds mailed to your address of record, wired or sent via ACH to a bank account previously designated on the Account Application. If you elect to have the payment wired to your bank, a wire transfer fee of $30.00 may be charged by the Acquiring Fund.

By Mail

To redeem by mail, you must send a written request for redemption to Salient Funds, PO Box 1345, Denver, Colorado 80201. The Acquiring Fund’s Transfer Agent will require a Medallion Signature Guarantee. A Medallion Signature Guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. Signature guarantees from financial institutions that are not participating in one of these programs are not accepted as Medallion Signature Guarantees. The Medallion Signature Guarantee requirement will be waived if all of the following conditions apply: (1) the redemption is payable to the shareholder(s) of record; (2) the redemption is delivered to the shareholder(s) at the address of record or current banking instructions on file; (3) the address of record and banking instructions have not changed in the last 30 days; and (4) an application is on file with the Transfer Agent. The Transfer Agent cannot send an overnight package to a post office box.

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By Systematic Withdrawal

You may elect to have annual or monthly electronic transfers ($100 minimum) made to your bank account from your Salient funds account. Your account must have a minimum balance of $100 and automatically have all dividends and capital gains reinvested. If the balance of your account falls below $100, the systematic withdrawal will be terminated, and you must resubmit your request in writing to have the privilege reinstated. The transfer will be made on the day you specify (or the next Business Day) to your designated account or a check will be mailed to your address of record. If you do not specify a day, the transfer will be made on the 20th day of each month or the next Business Day if the 20th is not a Business Day.

Retirement Accounts

To redeem shares from an IRA, Roth IRA, SIMPLE IRA, SEP IRA, 403(b) or other retirement account, you must mail a completed and signed Distribution Form to the Acquiring Fund. You may not redeem shares of an IRA, Roth IRA, SIMPLE IRA, SEP IRA, 403(b) or other retirement account by telephone or via the Internet.

Payments of Redemption Proceeds

Redemption orders are valued at the NAV per share next determined after the shares are properly tendered for redemption, as described above. Payment for shares redeemed generally will be made within seven days after receipt of a valid request for redemption. The Acquiring Fund may temporarily stop redeeming shares or delay payment of redemption proceeds when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Acquiring Fund cannot sell shares or accurately determine the value of assets, if the SEC orders the Acquiring Fund to suspend redemptions or delay payment of redemption proceeds, or to the extent permitted by applicable laws and regulations.

At various times, the Acquiring Fund may be requested to redeem shares for which it has not yet received good payment. If this is the case, the forwarding of proceeds may be delayed until payment has been collected for the purchase of the shares. The delay may last up to 10 days. The Acquiring Fund intends to forward the redemption proceeds as soon as good payment for purchase orders has been received. This delay may be avoided if shares are purchased by wire or ACH transfer. The Acquiring Fund intends to pay cash for all shares redeemed, except in cases noted above under the heading “Redeeming Shares,” in which case payment for certain large redemptions may be made wholly or partly in portfolio securities that have a market value equal to the redemption price. You may incur brokerage costs in converting the portfolio securities to cash.

Under normal market conditions, the Acquiring Fund typically expects to meet redemption requests through holdings of cash or cash equivalents or through sales of portfolio securities, and may access other available liquidity facilities, such as the ReFlow liquidity program. In unusual or stressed market conditions (for example, when a foreign securities exchange is closed for an extended holiday), in addition to the methods used in normal market conditions, yhe Acquiring Fund may meet redemption requests through the use of redemptions in kind, or such other liquidity means or facilities as the Acquiring Fund may have in place from time to time.

Neither the Acquiring Fund nor its agents are responsible for losses or fees resulting from posting delays or non-receipt of redemption payments when shareholder payment instructions are followed.

By Check

You may have a check for the redemption proceeds mailed to your address of record. To change the address to which a redemption check is to be mailed, you must send a written request with a Medallion Signature Guarantee to Salient Funds, PO Box 1345 Denver, Colorado 80201.

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The Acquiring Fund does not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at the Acquiring Fund’s post office box, of purchase orders or redemption requests does not constitute receipt by the Acquiring Fund.

By ACH Transfer

You can arrange for the proceeds of a redemption to be sent by ACH to a single previously designated bank account if you have given authorization for ACH redemption on your Salient funds Account Application.

By Wire Transfer

You can arrange for the proceeds of a redemption to be sent by wire transfer to a single previously designated bank account if you have given authorization for wire redemption on your Salient funds Account Application. This redemption option does not apply to shares held in broker “street name” accounts. If a request for a wire redemption is received by the Acquiring Fund prior to the close of the NYSE, the shares will be redeemed that day at the next determined NAV, and the proceeds will generally be sent to the designated bank account the next Business Day. The bank must be a member of the Federal Reserve wire system. Delivery of the proceeds of a wire redemption request may be delayed by the Acquiring Fund for up to seven days if the Acquiring Fund deems it appropriate under then current market conditions. Redeeming shareholders will be notified if a delay in transmitting proceeds is anticipated. The Acquiring Fund cannot be responsible for the efficiency of the Federal Reserve wire system or the shareholder’s bank. You are responsible for any charges imposed by your bank. The minimum amount that may be wired is $2,500. The Acquiring Fund reserves the right to change this minimum or to terminate the wire redemption privilege. Shares purchased by check may not be redeemed by wire transfer until the shares have been owned (i.e., paid for) for at least 10 days. To change the name of the single bank account designated to receive wire redemption proceeds, you must send a written request with a Medallion Signature Guarantee to Salient Funds, PO Box 1345, Denver, Colorado 80201. If you elect to have the payment wired to your bank, a wire transfer fee of $30.00 may be charged by the Acquiring Fund.

Policies Concerning Frequent Purchases and Redemptions

Unlike closed-end funds, open-end funds may be subject to adverse effects from frequent purchases and redemptions of shares. Excessive trading in an open-end fund’s shares can disrupt portfolio management, lead to higher operating costs, and cause other operating inefficiencies for the fund. However, the Acquiring Fund is also mindful that shareholders may have valid reasons for periodically purchasing and redeeming Acquiring Fund shares.

The Acquiring Fund is intended for long-term investment purposes, and thus purchases, redemptions and exchanges of the Acquiring Fund shares should be made with a view toward long-term investment objectives. Excessive trading, short-term trading and other abusive trading activities may be detrimental to the Acquiring Fund and its long-term shareholders by disrupting portfolio management strategies, increasing brokerage and administrative cost, harming the Acquiring Fund performance and diluting the value of shares. Such trading may also require the Acquiring Fund to sell securities to meet redemptions, which could cause taxable events that impact shareholders. If a shareholders investment horizon is not long-term, then they should not invest in the Acquiring Fund.

The Board has adopted policies and procedures that seek to discourage and not accommodate excessive or short-term trading activities. These policies and procedures include, among other things, use of fair value pricing of international securities and periodic review of shareholder trading activity. If the Reorganization is completed, Acquired Fund shareholders who become holders of Class A shares of the Acquiring Fund in the Reorganization will become subject to these policies, and they may be implemented in the event of a large number of redemption requests occurring shortly after the Reorganization is completed.

Despite the Acquiring Fund’s efforts to detect and prevent abusive trading activity, there can be no assurance that the Acquiring Fund will be able to identify all of those who may engage in abusive trading and curtail their activity in every instance. In particular, it may be difficult to curtail such activity in certain omnibus accounts and other accounts traded through intermediaries, despite arrangements the Funds have entered into with the intermediaries to provide access to account level trading information. Omnibus accounts are comprised of multiple investors whose purchases, exchanges and redemptions are aggregated before being submitted to the Acquiring Fund.

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Valuation

Discount to Net Asset Value

The Common Shares of closed-end investment companies, such as the Acquired Fund, frequently trade at prices lower than their net asset value, while open-end funds, such as the Acquiring Fund, trade at net asset value. The possibility that the Common Shares may trade at a discount to the net asset value is separate and distinct from the risk that the Common Shares’ net asset value may decline. In addition to net asset value, the market price of the Common Shares is affected by such factors as the distributions made, which are in turn affected by expenses, the stability of the distributions, liquidity and market supply and demand.

The Acquiring Fund’s valuation policies and procedures are described below. The Acquired Fund’s valuation policies are substantially identical to those of the Acquiring Fund.

Valuation of the Acquiring Fund’s Shares

The net asset value (“NAV”) for each class of shares of the Acquiring Fund is determined once daily as of the close of trading of the New York Stock Exchange (the “NYSE”) (typically 4:00 P.M., Eastern Time) on each business day that the NYSE is open. On holidays or other days when the NYSE is closed, the NAV is not calculated and the Acquiring Fund does not conduct purchase or redemption transactions of its own shares. In case of emergency or other disruption resulting in the NYSE not opening for trading or closing at a time other than the regularly scheduled close, the time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the SEC. This may result in the Acquiring Fund closing for business prior to the time at which the Acquiring Fund’s NAV is determined. Trading of securities that are primarily listed on foreign exchanges may take place on weekends and U.S. business holidays on which the Acquiring Fund’s NAV is not calculated. Consequently, the Acquiring Fund’s portfolio securities may trade and the Acquiring Fund’s NAV may be significantly affected on days when a shareholder will not be able to purchase or redeem the Acquiring Fund shares. The NAV of the Acquiring Fund is available at the Acquiring Fund’s Web site: www.salientpartners.com.

Each class of shares of the Acquiring Fund has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of the Acquiring Fund shares outstanding for that share class.

Valuation of Portfolio Securities

Except as noted below, securities held by the Acquiring Fund may be primarily valued on the basis of market quotations or official closing prices from recognized exchanges. The Acquiring Fund’s Advisor or administrator, as delegated by the Advisor, may use third party pricing vendors to supply the valuations for the publicly traded securities and certain derivative securities in the portfolio:

Exchange-Traded Debt and Equity Securities: Debt and equity securities (including exchange-traded funds (“ETFs”) and closed-end investment companies) traded on a recognized exchange or on the Nasdaq National Market Listing are valued using the last sale price on each security’s primary exchange on the valuation date.

Debt and Equity Securities Traded Over-The-Counter: Debt and equity securities traded over-the-counter (“OTC”) (but excluding the Nasdaq National Market Listing) are valued at the last reported sales price on the valuation date. In either of the foregoing cases, if there are no trades of the security on the valuation date, the price of the security shall generally be the mean of the reported bid and asked prices at market’s close on the valuation date. Certain short-term debt instruments with maturities of 60 days and shorter may be valued on the basis of amortized cost.

Exchange-Traded Options Contracts: Written/purchased option contracts on securities, currencies, indices and other financial instruments traded on one or more exchanges shall be valued on the valuation date at the last bid/ask price for options held long/short, respectively, or at the closing mid of the posted market, on the exchange on which the option is listed. If no such bid/ask price is reported by such exchange on the valuation date, the Advisor’s valuation committee will determine the fair value of such options in good faith using publicly available data where possible.

OTC Options: Option contracts on securities, currencies and other financial instruments traded in the OTC market shall be valued at a price obtained from a broker (often the counterparty to the option) on the valuation date. If a broker price is not available, the Advisor’s investment committee will determine the fair value using industry standard models.

Futures: Exchange-traded futures are valued at the last trade or settlement price on the primary exchange on which the futures contracts trade. Third party pricing vendors will be used as primary pricing sources for these contracts.

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Swaps: Swaps are valued using prices obtained from third party pricing vendors, which are based on standard industry models using publicly available data where available. If prices from third party pricing vendors are not available, the Advisor’s investment committee will determine the fair value using industry standard models.

Forward Contracts: Forward foreign currency contracts shall be valued at prices supplied by a third party pricing vendor.

Government Obligations: U.S. Government obligations (including U.S. Treasury securities and U.S. Government Agency securities) shall be valued at prices supplied by a third party pricing vendor.

Securities Traded on Foreign Exchanges: The Acquiring Fund may invest in securities primarily traded in the United States as well as foreign securities markets. The Acquiring Fund utilize fair value pricing on a daily basis for all securities that are not primarily traded in United States markets because trading in these securities typically is completed at times that can vary from the closing of the NYSE. This fair value pricing process for securities primarily traded on foreign exchanges uses the quotations of third party pricing vendors to value such securities unless the use of another fair valuation methodology is deemed appropriate by the Advisor’s investment committee. This policy is designed to help ensure that the Acquiring Fund’s NAV per share appropriately reflects its investments’ values on the valuation date. If the Acquiring Fund has portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Acquiring Fund does not price its shares, the NAV of the Acquiring Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Acquiring Fund’s shares. Foreign currencies, securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates generally determined as of 4:00 p.m. (Eastern Standard Time).

Private Securities with no Public Market, and Other Illiquid Securities: If market quotations or official closing prices are not readily available or do not accurately reflect fair value for a security, or if a security’s value has been materially affected by events occurring before the Acquiring Fund’s pricing time but after the close of the exchange or market on which the security is primarily traded, the security will be valued at its fair value as determined in good faith by the Trustees. The Trustees have delegated the responsibility to estimate the fair value of securities to the Advisor’s valuation committee, and the actual calculation of a security’s fair value may be made by persons acting pursuant to the direction of the Trustees. Further, the Advisor may engage third party valuation firms to assist in determining the estimated fair values of such securities. Fair value pricing of securities is intended to help ensure that the Acquiring Fund’s NAV reflects the fair value of the Acquiring Fund’s portfolio securities as of the close of trading on the valuation date, thus limiting the opportunity for aggressive traders or market timers to purchase shares of the Acquiring Fund at deflated prices reflecting stale security valuations and promptly sell such shares at a gain, thereby diluting the interests of long-term shareholders. However, a security’s valuation may differ depending on the method used for determining value, and no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains. The use of fair value pricing has the effect of valuing a security based upon the price the Acquiring Fund might reasonably expect to receive if it sold that security in an orderly transaction between market participants, but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty and subjective nature of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a readily available market price for the investment existed and these differences could be material.

Investments in unregistered and open-ended investment companies: The fair value of investments in non-registered and open-ended investment companies is based on the NAV of that investment company in conformity with applicable accounting standards, so long as the Acquiring Fund’s NAV is based on fair value reporting of its underlying securities.

Management of the Funds

Each of the Funds is managed by the same board of trustees, investment adviser and portfolio managers. The below information describes these groups with respect to the Acquiring Fund, but also applies to the Acquired Fund.

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Board of Trustees Oversight

The Board of Trustees’ (the “Board”) primary responsibility is oversight of the management of the Acquiring Fund for the benefit of its shareholders, not day-to-day management. The Board authorizes Salient MF Trust (the “Acquiring Trust”) to enter into service agreements with the Advisors and other service providers in order to provide necessary or desirable services on behalf of the Acquiring Trust and the Acquiring Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this prospectus nor the Acquiring Fund’s summary prospectus, the SAI, any documents filed as exhibits to the Acquiring Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings from or on behalf of the Acquiring Trust or the Acquiring Fund creates a contract between or among any shareholder of the Acquiring Fund, on the one hand, and the Acquiring Trust, the Acquiring Fund, a service provider to the Acquiring Trust or the Acquiring Fund, and/or the Trustees or officers of the Acquiring Trust, on the other hand. The Board (or the Acquiring Trust and its officers, service providers or other delegates acting under authority of the Board) may amend or use a new prospectus, summary prospectus or SAI with respect to the Acquiring Fund or the Acquiring Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Acquiring Trust or the Acquiring Fund is a party, and interpret or amend the investment objective(s), policies, restrictions and contractual provisions applicable to the Acquiring Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment restrictions) or where a shareholder approval requirement is specifically disclosed in the Acquiring Trust’s then-current prospectus or SAI. More information about the Board and its governance processes is included in the Management of the Acquiring Fund section of the Acquiring Fund’s SAI.

Adviser/Portfolio Managers

The Acquiring Fund is a series of the Acquiring. The Acquiring Trust is governed by a Board of Trustees that is responsible for overseeing all business activities of the Acquiring Trust and the Acquiring Fund.

Salient Capital Advisors, LLC (“Salient Capital” or the “Adviser”) serves as investment adviser to the Acquiring Fund. Salient Capital is a registered investment adviser and has the authority to engage the services of different sub-advisers with the approval of the Board of the Acquiring Fund and its shareholders. Salient Capital is located at 4265 San Felipe, 8th Floor, Houston, Texas, 77027. As of June 30, 2022, Salient Capital had approximately $3.875 billion of assets under management.

Subject to the overall authority of the Board, the Adviser furnishes continuous investment supervision and management to the Acquiring Fund and also furnishes office space, equipment, and management personnel to the Acquiring Fund. Salient Capital is a wholly-owned subsidiary of Salient Partners, L.P. (“Salient”), a Houston-based investment firm. The Adviser is also registered with the Commodity Futures Trading Commission (“CFTC”) as a commodity pool operator and commodity trading advisor and is a member of the National Futures Association (“NFA”).

The Adviser makes investment decisions on the Acquiring Fund’s behalf using a series of security selection models, and implemented using proprietary trading and risk-management systems. The Adviser believes that a systematic and disciplined process is essential to achieving long-term success in investment and risk management. By pursuing these targeted risk levels and allocations, Salient Capital believes the portfolio can achieve a higher level of return at the same level of price volatility sought by more traditional asset allocation portfolio designs.

The portfolio managers of the Acquiring Fund are jointly and primarily responsible for overseeing the day-to-day management of the Acquiring Fund, as well as setting the Acquiring Fund’s overall investment strategy. Information regarding the portfolio managers of the Acquiring Fund is set forth below. Further information regarding the portfolio managers, including other accounts managed, compensation, ownership of the Acquiring Fund shares, and possible conflicts of interest, is available in the SAI.

Gregory A. Reid is President of Salient and Portfolio Manager for the various MLP strategies. Prior to joining Salient in January 2011, Mr. Reid served as the Founder and CEO from 2010 to 2011 of Salient Capital Advisors, LLC, then known as RDG Capital LLC, a Houston-based asset management firm specializing in MLP and Energy Sector investments that was spun off from Telemus Capital Partners in June 2010. Salient acquired RDG Capital LLC in January 2011 and renamed the company “Salient Capital Advisors, LLC.” Mr. Reid was Managing Partner of Telemus Capital Partner’s Houston office from May 2007 to June 2010 at which time he formed RDG Capital LLC to acquire Telemus Capital Partner’s Houston office. Prior to joining Telemus Capital Partners in 2007, Mr. Reid was employed by Merrill Lynch’s Private Banking Group from 1997 to 2007 and he was employed by Goldman Sachs from 1991 to 1997. Mr. Reid has over 20 years of experience investing in MLPs and Energy Infrastructure Companies dating back to his employment at Goldman Sachs in 1995. Mr. Reid received his undergraduate degree from Texas A&M University in 1987 and his MBA from the J.L. Kellogg Graduate School of Management at Northwestern University in 1991, and he later earned his Certified Investment Management Analyst designation from the Wharton School at the University of Pennsylvania. In addition, Mr. Reid is registered with the Financial Industry Regulatory Authority as a General Securities Representative and a General Securities Principal.

Frank T. Gardner III, CFA (Ted Gardner) serves as Portfolio Manager. Prior to joining Salient in early 2011, Mr. Gardner was a Portfolio Manager and Director of Research for RDG Capital LLC from 2010 to 2011. Prior to RDG, Mr. Gardner was a Portfolio Manager for Telemus Capital Partners from 2007 to 2010. Prior to joining Telemus, he was an MLP research analyst for Raymond James Equity Research from 2004 to 2007. During his tenure at Raymond James, he followed 35 public MLPs and initiated coverage on 22 MLPs in the midstream, maritime, coal and refining industries. He was also actively involved in due diligence related to Raymond James’ investment banking transactions. Prior to joining Raymond James, Mr. Gardner was a financial advisor at UBS Financial Services. Mr. Gardner earned a Bachelor of Business Administration degree from The University of Texas at Austin and an MBA from the University of St. Thomas. He is also a CFA Charterholder.

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Parag Sanghani, CFA serves as Portfolio Manager. Parag Sanghani is a Managing Director and Portfolio Manager at Salient for various energy infrastructure strategies. Mr. Sanghani has over 15 years of experience in the financial services industry focused on energy investments. Prior to joining Salient in April of 2011, he served as the Senior MLP analyst at Telemus Capital Partners from 2008 to 2009. Mr. Sanghani previously held a Senior Research Associate position at Raymond James Financial, Inc. from 2004 to 2006. At Raymond James, Mr. Sanghani published detailed research reports on the energy industry and followed companies within the oil service and coal sectors. Mr. Sanghani graduated from the University of Texas at Austin with a Bachelor of Business Administration in Finance and earned a Masters in Finance from London Business School. He is a CFA® charterholder and a member of CFA Society of Houston. In addition, Mr. Sanghani is registered with the Financial Industry Regulatory Authority as a Securities Representative.

Hiring Sub-Advisers Without Shareholder Approval

The Acquiring Fund may in the future rely on an order from the SEC permitting its Adviser, subject to Board approval, to appoint an unaffiliated sub-adviser or change the terms of a sub-advisory agreement with an unaffiliated sub-adviser without obtaining shareholder approval. Reliance on such order would permit the Acquiring Fund to change unaffiliated sub-advisers or the fees paid to an unaffiliated sub-adviser from time to time without the expense and delays associated with obtaining shareholder approval of the change. This order would not, however, permit its Adviser to appoint a sub-adviser that is an affiliate of the Adviser or the Acquiring Fund (other than by reason of serving as a sub-adviser to the Acquiring Fund), or to increase the sub-advisory fee of an affiliated sub-adviser, without the approval of the shareholders. The Acquiring Fund would not be permitted to rely on such order until such reliance has been approved by the Shareholders of the Acquiring Fund.

Management Fees

The advisory fees paid by the Acquiring Fund during the fiscal year ended December 31, 2021, as a percentage of the Acquiring Fund’s average daily net assets, was 0.97%.

The advisory fees paid by the Acquired Fund during the fiscal year ended November 30, 2021, as a percentage of the Acquired Fund’s average monthly total assets, was 1.20%.

A discussion regarding the basis for the Board’s approval of the investment management agreement for each Fund is available in the Fund’s annual report to shareholders.

Expense Limitation Agreement

Under the Acquiring Fund’s Expense Limitation Agreement, the Adviser has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Acquiring Fund to the extent necessary to maintain the Acquiring Fund’s total operating expenses at 1.55% for Class A shares, excluding certain expenses, such as taxes, brokerage commissions, interest, short dividend expense, any acquired fund fees and expenses, litigation and extraordinary expenses. The Expense Limitation Agreement expires on April 30, 2023, unless renewed by mutual agreement of the Acquiring Fund and its Adviser based upon a determination doing so would be appropriate under the prevailing circumstances. If the Reorganization is approved, the Termination Date will be extended until the one-year anniversary of the consummation of the Reorganization.

The Acquiring Fund’s Adviser is permitted to recover from the Acquiring Fund expenses attributable to the Acquiring Fund or a Class thereof that the Adviser has borne (whether through reduction of its management fee or otherwise) in later periods to the extent that the expenses for a Class of shares fall below the annual rate in effect at the time of the actual waiver/reimbursement. Under the expense limitation agreement, the Acquiring Fund is not obligated to reimburse such expenses beyond three years from the end of such year in which its Adviser waived a fee or reimbursed an expense. Any such recovery by an Adviser will not cause a Class to exceed the annual limitation rate in effect at the time of the actual waiver/reimbursement.

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Additional Information About the Acquiring Fund Expenses

The Acquiring Fund’s annual operating expenses will likely vary throughout the period and from year to year. The Acquiring Fund’s expenses for the current fiscal year may be higher than the expenses listed in the Acquiring Fund’s “Annual fund operating expenses” table, for some of the following reasons: (i) a significant decrease in average net assets may result in a higher advisory fee rate if advisory fee breakpoints are in place and are not achieved; (ii) a significant decrease in average net assets may result in an increase in the expense ratio because the Acquiring Fund expenses do not decrease as asset levels decrease; or (iii) fees may be incurred for extraordinary events such as the Acquiring Fund’s tax expenses.

The “Other Expenses” line item in the Acquiring Fund’s “Annual fund operating expenses” table consists of annual Acquiring Fund operating expenses, including professional fees (such as audit and legal), accounting, administration, transfer agency, recordkeeping and custodian fees payable to the Acquiring Fund’s administrator and custodian, and fees under the Acquiring Fund’s Administrative Services Plan payable to certain intermediary platforms (such as “fund supermarkets” and retirement plan administrators) for non-distribution related administration and recordkeeping services.

Rule 12b-1 Distribution Plan

The Acquiring Fund has adopted a distribution plan under Rule 12b-1 (“Plan”) for Class A shares of the Acquiring Fund that allow the Acquiring Fund to pay for the sale and distribution of its shares. The Acquired Fund has not adopted a distribution plan. The Acquiring Fund may make payments under a Plan for the purpose of financing any activity primarily intended to result in the sale of its shares. In addition, payments under a Plan may be made to banks and their affiliates and other financial intermediaries, including broker-dealers, for the provision of administrative and/or shareholder services for the Acquiring Fund shareholders.

Under the Plan, the Acquiring Fund may pay one or more persons or entities a fee up to the following annual rates for service rendered and expenses borne in connection with the provision of distribution, administrative and/or shareholder services with respect to Class A shares of the Acquiring Fund:

Annual Rate (expressed as a percentage of the Acquiring Fund’s average daily net assets attributable to the noted class of shares)
Fund Name	Class A
Acquiring Fund	0.25%

Payments available under the Plan may exceed amounts received by broker-dealers or other financial intermediaries in connection with the sale of the Acquiring Fund’s shares.

Because these 12b-1 fees are paid out of assets attributable to the Acquiring Fund’s Class A shares on an ongoing basis, over time these fees will increase the cost of an investment in such shares and may cost more than other types of sales charges.

The Plan recognizes that the Adviser may use its management or administrative fees, in addition to their past profits or their other resources, to pay for expenses incurred in connection with providing services intended to result in the sale of Acquiring Fund shares and/or shareholder services in the form of cash, or if permitted, non-cash payments.

Networking, Sub-Transfer Agency and Administrative Fees

Certain financial intermediaries may contract with the Acquiring Fund, the Adviser or the Distributor to perform certain networking, sub-transfer agency or administrative services for shareholders of the Acquiring Fund. In consideration for providing these services, the financial intermediaries will receive networking, sub-transfer agency or administrative fees, a portion of which may be paid by the Acquiring Fund. Any such payments by the Acquiring Fund to a financial intermediary for networking, sub-transfer agency or administrative services are in addition to any shareholder services fees payable to the financial intermediary by the Acquiring Fund.

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Administrative Services Plan

The Acquiring Fund has adopted an Administrative Services Plan applicable to Shares sold through certain broker-dealers that offer so-called mutual fund “supermarkets” to their customers, including retirement plan administrators and investment advisers and other sponsors of advisory “wrap” and similar programs (collectively, “Supermarket Intermediaries”). Under the Administrative Services Plan a Class may pay certain Supermarket Intermediaries for non-distribution related administration and recordkeeping services. Any such payments may be negotiated with Supermarket Intermediaries, must be approved by the Board as not related to distribution and may not exceed 0.10%. Any such payments may be made in conjunction with Rule 12b-1 payments and payments by the Adviser (and/or its affiliates) and the Board oversees any such allocation.

Additional Payments to Intermediaries

Shares of the Acquiring Fund are primarily sold through financial intermediaries, such as brokers, banks, registered investment advisers, financial planners and retirement plan administrators. These firms may be compensated for selling shares of the Acquiring Fund in two principal ways:

•	directly, by the payment of sales commissions, if any; and
•	indirectly, as a result of the Acquiring Fund paying Rule 12b-1 fees, if any.

Certain firms may request, and the Adviser (and/or its affiliates) may agree to make, payments in addition to sales commissions and Rule 12b-1 fees out of the Adviser’s own resources. These additional payments are sometimes referred to as “revenue sharing.” These payments assist in the Adviser’s efforts to promote the sale of the Acquiring Fund’s shares. The Adviser agrees with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation and the amount of compensation will vary. These payments could be significant to a firm. The Adviser determines which firms to support and the extent of the payments it is willing to make. The Adviser generally chooses to compensate firms that have a strong capability to distribute shares of the Acquiring Fund and that are willing to cooperate with the Adviser’s promotional efforts.

The Adviser hopes to benefit from revenue sharing by increasing the Acquiring Fund’s net assets, which, as well as benefiting the Acquiring Fund, would result in additional management and other fees for the Adviser and its affiliates. In consideration for revenue sharing, a firm may feature the Acquiring Fund in its sales system or give preferential access to members of its sales force or management. In addition, the firm may agree to participate in the Adviser’s marketing efforts by allowing the Adviser or its affiliates to participate in conferences, seminars or other programs attended by the intermediary’s sales force. Although an intermediary may seek revenue-sharing payments to offset costs incurred by the firm in selling the Acquiring Fund shares and servicing its clients who have invested in the Acquiring Fund, the intermediary may earn a profit on these payments. Revenue-sharing payments may provide your firm with an incentive to favor the Acquiring Fund.

Your intermediary may charge you additional fees other than those disclosed in this Proxy Statement/Prospectus. You can ask your firm about any payments it receives from the Adviser or the Acquiring Fund, as well as about fees and/or commissions it charges.

The Adviser and its affiliates may have other relationships with your firm relating to the provisions of services to the Acquiring Fund, such as providing omnibus account services, transaction-processing services or effecting portfolio transactions for the Acquiring Fund. If your intermediary provides these services, the Adviser or the Acquiring Fund may compensate the intermediary for these services. In addition, your intermediary may have other compensated relationships with the Adviser or its affiliates that are not related to the Acquiring Fund.

Description of Acquired Fund Securities

General. All common shares of the Acquired Fund have identical rights, as described below. Holders of common shares have no preference, conversion, exchange, sinking fund, redemption or appraisal rights and have no preemptive rights to subscribe for any of its securities. Common shares are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. All common shares have equal earnings, assets, distribution, liquidation and other rights.

Distributions. Distributions may be paid to the holders of Acquired Fund common shares if, as and when authorized by the Board and declared by the Acquired Fund out of funds legally available therefor. The yield on common shares will likely vary from period to period depending on factors, including, but not limited to: market conditions, the timing of the Acquired Fund’s investments, the securities comprising the Acquired Fund’s portfolio, changes in interest rates, the amount and timing of the use of financial leverage by the Acquired Fund, and the Acquired Fund’s net assets and operating expenses. Consequently, the Acquired Fund cannot guarantee any particular yield on common shares, and the yield for any given period is not an indication or representation of future yield on common shares.

Limitations on Distributions. So long as senior securities representing indebtedness are outstanding, holders of common shares will not be entitled to receive any distributions from the Acquired Fund unless (1) there is no event of default existing under the terms of such indebtedness, (2) the Acquired Fund’s asset coverage (as defined in the 1940 Act) with respect to any outstanding Indebtedness would be at least 300% and (3) the assets in the Acquired Fund’s portfolio meet certain asset coverage requirements as set forth by each applicable rating agency, in each case, after giving effect to Distributions.

Liquidation Rights. Common shareholders are entitled to share ratably in the assets legally available for distribution to common shareholders in the event of liquidation, dissolution or winding up, after payment of or adequate provision for all known debts and liabilities, including any outstanding debt securities or other borrowings and any interest thereon. These rights are subject to the preferential rights of any other class or series of the Acquired Fund’s common shares, including preferred shares (if any).

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Voting Rights. Each outstanding common share entitles the holder to one vote on all matters submitted to a vote of common shareholders, including the election of Trustees. The presence of the holders of common shares entitled to cast a majority of the votes entitled to be cast shall constitute a quorum at a meeting of common shareholders. The Declaration of Trust provides that, except as otherwise provided in the By-Laws, the qualified nominees receiving the highest numbers of votes cast by the shareholders entitled to vote at a meeting at which a quorum is present, up to the number of Trustees to be elected at such meeting, shall be elected. There is no cumulative voting in the election of Trustees. Pursuant to the Declaration of Trust and By-Laws, the Board may amend the By-Laws to alter the vote required to elect Trustees.

Under NYSE rules applicable to listed companies, the Acquired Fund normally will be required to hold an annual meeting of common shareholders in each fiscal year. If the Acquired Fund is converted into an open-end company or if for any reason the shares are no longer listed on the NYSE (or any other national securities exchange, the rules of which require annual meetings of common shareholders), the Acquired Fund may amend the By-Laws so that the Acquired Fund is not otherwise required to hold annual meetings of common shareholders.

Issuance of Additional Shares. The provisions of the 1940 Act generally require that the public offering price of common shares of a closed-end investment company (less underwriting commissions and discounts) must equal or exceed the net asset value of such company’s common shares (calculated within 48 hours of the Acquired Fund’s pricing), unless such sale is made with the consent of a majority of the company’s outstanding common shareholders. Any sale of common shares by the Acquired Fund will be subject to the requirements of the 1940 Act.

Acquired Fund Anti-Takeover Provisions

The Acquired Fund’s Agreement and Declaration of Trust (the “Declaration of Trust”) and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Acquired Fund, to convert the Acquired Fund to open-end status, or to change the composition of the Board. The Acquired Fund has also adopted other measures that may make it difficult for a third party to obtain control of the Acquired Fund, including provisions of the Declaration of Trust classifying the Board in three classes serving staggered three-year terms, and provisions authorizing the Board, without the common shareholder approval, to cause the issuance of additional classes or series of shares and to amend the Declaration of Trust. These provisions, as well as other provisions of the Declaration of Trust and By-Laws, could have the effect of discouraging, delaying, deferring or preventing a transaction or a change in control that might otherwise be in the best interests of the Acquired Fund’s common shareholders. As a result, these provisions may deprive common shareholders of opportunities to sell their common shares at a premium over the then-current market price of the common shares. The Declaration of Trust of the Acquired Fund generally provides for approval of Declaration of Trust amendments and extraordinary transactions by the shareholders entitled to cast at least a majority of the votes entitled to be cast on the matter. The Declaration of Trust of the Acquired Fund also provides that certain Declaration of Trust amendments and any proposal for conversion, whether by reorganization or otherwise, from a closed-end company to an open-end company or any proposal for liquidation or dissolution requires the approval of shareholders entitled to cast at least 75% of the outstanding shares of each affected class or series of shares of the Acquired Fund outstanding, voting separately as a class or series, unless such amendment has been approved by at least 80% of the Trustees, in which case the favorable vote of the “majority of the outstanding voting securities” (as that term is defined in the 1940 Act) will be required. The foregoing vote would satisfy a separate requirement in the 1940 Act that any conversion of the Acquired Fund to an open-end investment company be approved by the Acquired Fund’s common shareholders. See “Exhibit C — Summary of Rights of Shareholders” for additional discussion of certain provisions of the Acquired Fund Declaration of Trust.

Dividends and Taxes

Dividends

The Acquiring Fund typically declares and pays income dividends and capital gains, if any, at least annually.

Dividend Reinvestments

Most investors have their dividends reinvested in additional shares of the same class of the same the Acquiring Fund. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested. Alternatively, you may choose to have your dividends and capital gains sent directly to your bank account or a check may be mailed if your combined dividend and capital gains amount is $10 or more. However, if the check is not deliverable or the combined dividend and capital gains amount is less than $10, your proceeds will be reinvested. If any of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested. No front-end sales charge or CDSC will be imposed on shares derived from reinvestment of dividends or capital gains distributions.

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Taxability of Dividends

For investors who are not exempt from federal income taxes, dividends you receive from the Acquiring Fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from the Acquiring Fund’s short-term capital gains are taxable as ordinary income. Dividends from the Acquiring Fund’s long-term capital gains are taxable at a lower rate. Whether gains are short-term or long-term depends on the Acquiring Fund’s holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every February, if applicable, details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Distributions

It is expected that only a portion of the cash payments from the Acquiring Fund’s investments will constitute investment company taxable income. The balance will be return of capital from such investments. The Acquiring Fund cannot predict with respect to a given quarter how much of the Acquiring Fund’s investment company taxable income will be included in the distribution we make for that quarter. However, the Acquiring Fund intends to pay to common shareholders on an annual basis at least 90% of the Acquiring Fund’s investment company taxable income. Distributions may also include cash received as return of capital from the Acquiring Fund’s portfolio investments or return of the Acquiring Fund’s investors’ capital. Provisions of the 1940 Act and rules thereunder require the Acquiring Fund to provide a written statement accompanying payment from any source other than income that adequately discloses the source or sources of such payment. Thus, if capital was the source of a distribution, and the payment amounted to a return of capital, written notice to that effect would be provided. Nevertheless, shareholders who periodically receive distributions from the Acquiring Fund may be under the impression that such payments are made from income, when, in fact, they are not. The amount of the Acquiring Fund’s distribution that constitutes a return of capital represents a return of a shareholder’s original investment in shares. Accordingly, shareholders should carefully read any written disclosure accompanying a distribution and should not assume that the source of payment is income.

Cost Basis Reporting

The Acquiring Fund will be required to report to the IRS, and furnish to the Acquiring Fund shareholders, detailed “cost basis” and “holding period” information for the Acquiring Fund shares (“covered shares”) that are redeemed. If you redeem covered shares during any year, the Acquiring Fund will report the following information to the IRS and to you on Form 1099-B: (i) the “cost basis” of such shares; (ii) the gross proceeds you received on the redemption; and (iii) the “holding period” for the redeemed shares.

The default method for calculating the cost basis of covered shares of the Acquiring Fund will be the average cost of all Acquiring Fund shares of that the Acquiring Fund you purchased prior to a particular redemption. If you and your financial or tax advisor determine another calculation method may be more beneficial for your individual tax situation, you will be able to elect another IRS-accepted method by notifying the Acquiring Fund’s transfer agent in writing.

You should contact your financial or tax advisor about the application of the cost basis reporting rules to you, particularly whether you should elect a cost basis calculation method or use the default average basis.

Buying a Dividend

Purchasing the Acquiring Fund’s shares in a taxable account shortly before a distribution is sometimes known as buying a dividend. In taxable accounts, you must pay income taxes on the distribution whether you reinvest the distribution or take it in cash. In addition, you will have to pay taxes on the distribution whether the value of your investment decreased, increased or remained the same after you bought the Acquiring Fund’s shares.

The risk in buying a dividend is that the Acquiring Fund’s portfolio may build up taxable gains throughout the period covered by a distribution, as securities are sold at a profit. The Acquiring Fund distributes those gains to you, after subtracting any losses, even if you did not own the shares when the gains occurred.

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If you buy a dividend, you incur the full tax liability of the distribution period, but you may not enjoy the full benefit of the gains realized in the Acquiring Fund’s portfolio.

Returns of Capital

If the Acquiring Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Acquiring Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Taxability of Transactions

Any time you sell or exchange shares, it is considered a taxable event for you if you are not exempt from federal income taxes. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

SERVICE PROVIDERS

Custodian (Acquired Fund and Acquiring Fund)

Holds the Funds’ assets, settles all portfolio trades and collects most of the valuation data required for calculating the Funds’ net asset value.

Citibank, N.A.

388 Greenwich Street

New York, NY 10013

Principle Underwriter (Acquiring Fund Only)

Markets the Acquiring Fund and distributes shares through selling brokers, financial planners and other financial representatives.

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

Transfer Agents (Acquired Fund and Acquiring Fund)

Handles shareholder services, including recordkeeping and statements, distribution of dividends and, for the Acquiring Fund, processing of buy and sell requests.

Acquired Fund:

Computershare, Inc.

150 Royall Street

Canton, MA 02021

Acquiring Fund:

ALPS Fund Services, Inc.

P.O. Box 1345

Denver, CO 80201

EXPERTS

The financial highlights of the Acquired Fund for the fiscal year ended November 30, 2021 and of the Acquiring Fund for the fiscal year ended December 31, 2021 are included in Exhibit B to this Proxy Statement/Prospectus. The financial highlights for the noted fiscal years have been audited by the independent registered public accounting firm KPMG LLP, as stated in its report given on their authority as experts in accounting and auditing, which, along with the financial statements, is included in each Fund’s annual report, which is available upon request as discussed above under “Where to Get More Information.”

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AVAILABLE INFORMATION

Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and files reports, proxy statements and other information with the SEC. Copies of these materials, and other information about the Funds, can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information concerning the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-877-8339. Copies of this information can also be obtained, after paying a duplicating fee, by electronic request (publicinfo@sec.gov), or by writing the SEC’s Public Reference Section, Washington, DC 20549-1520. In addition, copies of these documents may be viewed on-screen or downloaded from the SEC’s Internet site at http://www.sec.gov.

The Funds are required to file their complete portfolio holdings schedules with the SEC on a quarterly basis. This schedule is filed with each Fund’s annual and semi-annual reports on Form N-CSR for the second and fourth fiscal quarters. Form N-CSR must be filed with the SEC no later than 10 calendar days after the Fund transmits its annual or semi-annual reports to shareholders. In addition, each Fund’s portfolio holdings schedule as of the end of the third month of the first and third fiscal quarters will be disclosed on Form N-PORT within 60 days of the end of the fiscal quarter. You may obtain a copy of these reports by calling the Funds at 1-866-667-9228. These reports are also available on the SEC’s website at www.sec.gov.

Please note that only one copy of shareholder documents, including annual or semi-annual reports and proxy materials, may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. To request a separate copy of any shareholder document or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the Fund at the address and phone number set forth herein.

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EXHIBIT A —

FORM OF

AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION

THIS AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION (“Agreement”) is made as of [            ], 2022, between SALIENT MIDSTREAM & MLP FUND, a Delaware statutory trust (the “Acquired Fund”), and SALIENT MF TRUST, also a Delaware statutory trust (“Acquiring Trust”), on behalf of Salient MLP & Energy Infrastructure Fund, a series thereof (the “Acquiring Fund”). (Each of the Acquired Fund and the Acquiring Fund is sometimes referred to herein as a “Fund,” each of the Acquired Fund and the Acquiring Trust is sometimes referred to herein as an “Investment Company,” and the Acquiring Trust is sometimes referred to herein as the “Acquiring Investment Company.”) Notwithstanding anything to the contrary contained herein, (1) all agreements, covenants, representations, warranties, actions, and obligations (collectively, “Obligations”) of and by the Acquiring Fund, and of and by the Acquiring Investment Company on its behalf, contained herein shall be deemed to be the Obligations of the Acquiring Fund only, (2) all rights and benefits created hereunder in favor of the Acquiring Fund shall inure to and be enforceable by the Acquiring Investment Company on the Acquiring Fund’s behalf, and (3) in no event shall any other series of the Acquiring Investment Company or the assets thereof be held liable with respect to the breach or other default by the Acquiring Fund or Acquiring Investment Company of its Obligations set forth herein.

The Investment Companies wish to effect a reorganization described in section 368(a)(1)(C) (all “section” references are to the Internal Revenue Code of 1986, as amended (“Code”), unless otherwise noted), and intend this Agreement to be, and adopt it as, a “plan of reorganization” (within the meaning of the regulations under the Code (“Regulations”)). The reorganization shall consist of (1) the transfer of all of the Acquired Fund’s assets to the Acquiring Fund in exchange for shares in the Acquiring Fund and the Acquiring Fund’s assumption of all of that Acquired Fund’s liabilities, (2) the distribution of those shares pro rata to that Acquired Fund’s shareholders in exchange for their shares therein and in complete liquidation thereof (for federal tax purposes), and (3) the Acquired Fund’s termination, all on the terms and conditions set forth herein (all the foregoing transactions being referred to herein as the “Reorganization”).

Each Investment Company’s board of trustees (each, a “Board”), in each case including a majority of its members who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”)) of either Investment Company, (1) has duly approved this Agreement and the transactions contemplated hereby and has duly authorized its performance hereof on its Fund’s behalf and consummation of the Reorganization by all necessary Board action and (2) has determined that participation in the Reorganization is in the best interests of its Fund and that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization.

The Acquired Fund offers one class of shares, designated common shares (“Acquired Fund Shares”). The Acquiring Fund offers four classes of shares, designated Class A, Class C, Class I and Class R6 shares (“Class A Acquiring Fund Shares”, “Class C Acquiring Fund Shares”, “Class I Acquiring Fund Shares”, and “Class R6 Acquiring Fund Shares,” respectively, and collectively, “Acquiring Fund Shares”). Only Class A Acquiring Fund Shares will be used in the Reorganization.

In consideration of the mutual promises contained herein, the parties agree as follows:

1.       PLAN OF REORGANIZATION AND TERMINATION

1.1.       Subject to the requisite approval of Acquired Fund’s shareholders and the terms and conditions set forth herein, Acquired Fund shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 (“Assets”) to Acquiring Fund. In exchange therefor, Acquiring Fund shall --

(a) issue and deliver to Acquired Fund the number of full and fractional (all references herein to “fractional” shares meaning fractions rounded to the eighth decimal place) Class A Acquiring Fund Shares determined by dividing the Acquired Fund Value (determined pursuant to paragraph 2.1) by the NAV of a Class A Acquiring Fund Share, and

(b) assume all of Acquired Fund’s liabilities described in paragraph 1.3 (“Liabilities”).

Those transactions shall take place at the Closing (as defined in paragraph 3.1).

1.2.       The Assets shall consist of all assets and property of every kind and nature – including all cash, cash equivalents, securities, commodities, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, goodwill, and books and records – Acquired Fund owns at the Valuation Time (as defined in paragraph 2.1) and any deferred and prepaid expenses shown as assets on Acquired Fund’s books at that time; and Acquired Fund has no unamortized or unpaid organizational fees or expenses that have not previously been disclosed in writing to the Acquiring Investment Company.

1.3.       The Liabilities shall consist of all of Acquired Fund’s liabilities, debts, obligations, and duties of whatever kind or nature existing at the Valuation Time, whether absolute, accrued, contingent, or otherwise, whether known or unknown, whether or not arising in the ordinary course of business, whether or not determinable at the Effective Time (as defined in paragraph 3.1), and whether or not specifically referred to herein. Notwithstanding the foregoing, Acquired Fund shall use its best efforts to discharge all its known liabilities, debts, obligations, and duties before the Effective Time.

1.4.       If the dividends and/or other distributions Acquired Fund has paid through the Effective Time for its current taxable year do not equal or exceed the sum of its (a) “investment company taxable income” (within the meaning of section 852(b)(2)), computed without regard to any deduction for dividends paid, plus (b) “net capital gain” (as defined in section 1222(11)), after reduction by any capital loss carryovers, for that year through that time (including any such gain realized and recognized pursuant to the transactions comprising the Reorganization), then at or as soon as practicable before that time, Acquired Fund shall declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of that income and gain – and in no event less than the sum of 98% of its “ordinary income” plus 98.2% of its “capital gain net income,” as those terms are defined in section 4982(e)(1) and (2), respectively – for all federal income and excise tax periods ending at or before the Effective Time, and treating its current taxable year as ending at that time, such that Acquired Fund will have no tax liability under sections 852 or 4982 for the current and any prior tax periods.

1.5.       At the Effective Time (or as soon thereafter as is reasonably practicable), Acquired Fund shall distribute the Acquiring Fund Shares it receives pursuant to paragraph 1.1(a) to the Acquired Fund shareholders of record at the Effective Time (each, a “Shareholder”), in proportion to their Acquired Fund Shares then so held and in constructive exchange therefor, and shall completely liquidate (which shall be treated as a complete liquidation of Acquired Fund for federal tax purposes, within the meaning of section 1.368-2(m)(1)(iv) of the Regulations). That distribution shall be accomplished by the Acquiring Investment Company’s transfer agent’s opening accounts on Acquiring Fund’s shareholder records in the names of the Shareholders (except Shareholders in whose names accounts thereon already exist) and transferring those Acquiring Fund Shares to those newly opened and existing accounts. Pursuant to that transfer, each Shareholder’s account shall be credited with the respective pro rata number of full and fractional Class A Acquiring Fund Shares due that Shareholder. The aggregate NAV of Class A Acquiring Fund Shares to be so credited to each Shareholder’s account shall equal the aggregate NAV of the Acquired Fund Shares that Shareholder holds at the Effective Time. All issued and outstanding Acquired Fund Shares, including any represented by certificates, shall simultaneously be canceled on Acquired Fund’s shareholder records. The Acquiring Investment Company shall not issue certificates representing the Acquiring Fund Shares issued in connection with the Reorganization.

1.6.       Any transfer taxes payable on issuance and transfer of Acquiring Fund Shares in a name other than that of the registered holder on Acquired Fund’s shareholder records of the Acquired Fund Shares actually or constructively exchanged therefor shall be paid by the transferee thereof, as a condition of that issuance and transfer.

1.7.       After the Effective Time, Acquired Fund shall not conduct any business except in connection with its termination. As soon as reasonably practicable after distribution of the Acquiring Fund Shares pursuant to paragraph 1.5 -- as provided there, on making that distribution Acquired Fund’s liquidation shall be complete for federal tax purposes -- (a) Acquired Fund shall be terminated and (b) Acquired Fund shall make all filings and take all other actions in connection therewith necessary and proper to effect that termination.

1.8.       Any reporting responsibility of Acquired Fund to a public authority, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is terminated. In furtherance of the foregoing, after the Effective Time, except as otherwise agreed to by the Investment Companies, Acquired Fund shall prepare, or shall cause its agents to prepare, any federal, state, and local tax returns required to be filed by it with respect to Acquired Fund’s final taxable year ending with its complete liquidation and for any prior periods or taxable years and shall cause those tax returns to be duly filed with the appropriate taxing authorities.

2.       VALUATION

2.1.       For purposes of paragraph 1.1(a), the Acquired Fund Value shall be (a) the value of the Assets computed immediately after the close of regular trading on the New York Stock Exchange (“NYSE”) and Acquired Fund’s declaration of dividends and/or other distributions, if any, on the date of the Closing (“Valuation Time”), using the valuation procedures set forth in Acquired Fund’s then-current prospectus and statement of additional information (“Pro/SAI”) including Acquired Fund and valuation procedures established by its Board (collectively, “Valuation Procedures”), less (b) the amount of the Liabilities at the Valuation Time.

2.2.       For purposes of paragraph 1.1(a), the NAV per share of each class of Acquiring Fund Shares shall be computed at the Valuation Time, using the Valuation Procedures.

2.3.       All computations pursuant to paragraphs 2.1 and 2.2 shall be made (a) by ALPS Fund Services, Inc., in its capacity as each Investment Company’s administrator, or (b) in the case of securities subject to fair valuation, in accordance with the respective Valuation Procedures.

3.       CLOSING AND EFFECTIVE TIME

3.1.       Unless the Investment Companies agree otherwise, all acts necessary to consummate the Reorganization (“Closing”) shall be deemed to occur simultaneously as of immediately after the close of business (4:00 p.m., Eastern Time) on [           ], 2022, or a later date as to which they agree (or Acquired Fund determines) (“Effective Time”). If, at or immediately before the Valuation Time, (a) the NYSE or another primary trading market for Fund securities of either Fund (each, an “Exchange”) is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on an Exchange or elsewhere is disrupted, so that, in either Board’s judgment, accurate appraisal of the value of either Fund’s net assets and/or the NAV per share of any class of Acquiring Fund Shares is impracticable, the date of the Closing (and, therefore, the Valuation Time and the Effective Time) shall be postponed until the first business day on which that Exchange is open for regular trading after the day when that trading has been fully resumed and that reporting has been restored. The Closing shall be held at the Investment Companies’ offices or at another place as to which they agree.

3.2.       Acquired Fund shall direct the custodian of the Funds’ assets to deliver at the Closing a certificate of an authorized officer (“Certificate”) stating that (a) the Assets it holds will be transferred to Acquiring Fund at the Effective Time and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

3.3.       Acquired Fund shall direct its transfer agent to deliver to the Acquiring Investment Company at or immediately after the Closing a Certificate stating that its records contain (a) the name, address, and taxpayer identification number of each Shareholder, (b) the number of full and fractional shares in each outstanding class of Acquired Fund Shares each Shareholder owns, and (c) the dividend reinvestment elections, if any, applicable to each Shareholder, all at the Effective Time.

3.4.       The Acquiring Investment Company shall direct its transfer agent to deliver to the Acquired Fund, (a) at the Closing, a confirmation, or other evidence satisfactory to Acquired Fund, that the Acquiring Fund Shares to be issued to Acquired Fund pursuant to paragraph 1.1(a) have been credited to Acquired Fund’s account on Acquiring Fund’s shareholder records and (b) at or as soon as reasonably practicable after the Closing, a Certificate as to the opening of accounts on those records in the names of the Shareholders (except Shareholders in whose names accounts thereon already exist).

3.5.       Each Investment Company shall deliver to the other at the Closing (a) a Certificate in form and substance satisfactory to the recipient and dated the Effective Time, to the effect that the representations and warranties it made herein are true and correct at the Effective Time except as they may be affected by the transactions contemplated hereby and (b) bills of sale, checks, assignments, share certificates, receipts, and/or other documents the other Investment Company or its counsel reasonably requests.

4.       REPRESENTATIONS AND WARRANTIES

4.1.       Acquired Fund represents and warrants to the Acquiring Investment Company, on Acquiring Fund’s behalf, as follows:

4.1.1.       Acquired Fund (a) is a statutory trust that is duly organized, validly existing, and in good standing under the laws of the State of Delaware (a “Delaware Statutory Trust”), and its Certificate of Trust has been duly filed in the office of the Secretary of State thereof, (b) is duly registered under the 1940 Act as a closed-end management investment company, which registration is in full force and effect, and (c) has the power to own all its properties and assets and to carry on its business described in its current registration statement on Form N-2;

4.1.2.       The execution, delivery, and performance hereof have been duly authorized at the date hereof by all necessary action on the part of the Acquired Fund’s Board, which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and this Agreement constitutes a valid and legally binding obligation of Acquired Fund, with respect to Acquired Fund, enforceable in accordance with its terms, except as they may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and similar laws affecting the rights and remedies of creditors generally and by general principles of equity;

4.1.3.       At the Effective Time, Acquired Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except securities that are subject to “securities loans,” as referred to in section 851(b)(2), or are restricted to resale by their terms); and on delivery and payment for the Assets, the Acquiring Investment Company, on Acquiring Fund’s behalf, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including restrictions that might arise under the Securities Act of 1933, as amended (“1933 Act”);

4.1.4.       Acquired Fund is not currently engaged in, and its execution, delivery, and performance hereof and consummation of the Reorganization will not result in, (a) a conflict with or material violation of any provision of Delaware law, or Acquired Fund’s Amended and Restated Agreement and Declaration of Trust (“Acquired Fund Declaration”) or Bylaws, or any agreement, indenture, instrument, contract, lease, or other undertaking (each, an “Undertaking”) to which Acquired Fund, with respect to Acquired Fund or on its behalf, is a party or by which it is bound or (b) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which the Acquired Fund is a party or by which it is bound;

4.1.5.       At or before the Effective Time, either (a) all material contracts and other commitments of or applicable to Acquired Fund (other than this Agreement and certain investment contracts, including options, futures, forward contracts, and swap agreements) will terminate or (b) provision for discharge, and/or Acquiring Fund’s assumption, of any liabilities of Acquired Fund thereunder will be made, without either Fund’s incurring any liability or penalty with respect thereto and without diminishing or releasing any rights Acquired Fund may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;

4.1.6.       No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to Acquired Fund’s knowledge, threatened against Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect Acquired Fund’s financial condition or the conduct of its business; and Acquired Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects Acquired Fund’s business or Acquired Fund’s ability to consummate the transactions contemplated hereby;

4.1.7.       Acquired Fund’s Statement of Assets and Liabilities, Schedule of Investments, Statement of Operations, Statement of Cash Flows, and Statement of Changes in Net Assets (each, a “Statement”) at and for the fiscal year (in the case of the last Statement, for the two fiscal years) ended November 30, 2021, have been audited by KPMG LLP, an independent registered public accounting firm (“KPMG”), and are in accordance with generally accepted accounting principles consistently applied in the United States (“GAAP”); those Statements present fairly, in all material respects, Acquired Fund’s financial condition at that date in accordance with GAAP and the results of its operations and changes in its net assets for the period(s) then ended; and, to Acquired Fund’s management’s best knowledge and belief, there are no known contingent liabilities of Acquired Fund required to be reflected on a Statement of Assets and Liabilities (including the notes thereto) in accordance with GAAP at that date that are not disclosed therein;

4.1.8. Since November 30, 2021, there has not been any material adverse change in Acquired Fund’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Acquired Fund of indebtedness maturing more than one year from the date that indebtedness was incurred; for purposes of this representation and warranty, a decline in Acquired Fund’s NAV due to declines in market values of securities Acquired Fund holds, the discharge of Acquired Fund’s liabilities, or the redemption of Acquired Fund Shares by its shareholders will not constitute a material adverse change;

4.1.9. All federal, state, and local tax returns, dividend reporting forms, and other tax-related reports (collectively, “Returns”) of Acquired Fund required by law to have been filed by the Effective Time (including any properly and timely filed extensions of time to file) will have been timely filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns will have been paid or provision will have been made for the payment thereof (except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect); to the best of Acquired Fund’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and Acquired Fund (a) is in compliance in all material respects with all applicable Regulations pertaining to (1) the reporting of dividends and other distributions on and redemptions of its shares, (2) withholding in respect thereof, and (3) shareholder basis reporting, (b) has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and (c) is not liable for any material penalties that could be imposed thereunder;

4.1.10. Acquired Fund is not classified as a partnership, and instead is classified as an association that is taxable as a corporation, for federal tax purposes and either has elected the latter classification by filing Form 8832 with the Internal Revenue Service (“IRS”) or is a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; Acquired Fund is an “investment company” (as defined in section 368(a)(2)(F)(iii)), eligible for treatment under section 851(g)(1)); Acquired Fund has elected to be a “regulated investment company” under Part I of Subchapter M of Chapter 1 of Subtitle A of the Code (“Subchapter M”) (“RIC”); for each taxable year of its operation (including the taxable year that will end at the Effective Time (“current year”)), Acquired Fund has met (and for the current year will meet) the requirements of Subchapter M for qualification and treatment as a RIC and has been (and for the current year will be) eligible to and has computed (and for the current year will compute) its federal income tax under section 852; and Acquired Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

4.1.11.   Acquired Fund is in the same line of business as Acquiring Fund is in, for purposes of section 1.368-1(d)(2) of the Regulations, and did not enter into that line of business as part of the plan of reorganization; from the time the Board approved the transactions contemplated hereby (“Approval Time”) through the Effective Time, Acquired Fund has invested and will invest its assets in a manner that ensures its compliance with the foregoing and paragraph 4.1.10; from the time it commenced operations through the Effective Time, Acquired Fund has conducted and will conduct its “historic business” (within the meaning of that section) in a substantially unchanged manner; and from the Approval Time through the Effective Time, Acquired Fund (1) has not disposed of and/or acquired, and will not dispose of and/or acquire, any assets (a) for the purpose of satisfying Acquiring Fund’s investment objective or policies or (b) for any other reason except in the ordinary course of its business as a RIC and (2) has not changed, and will not change, its historic investment policies in connection with the Reorganization;

4.1.12.   At the Effective Time, (1) at least 33⅓% of Acquired Fund’s Fund assets -- including, for these purposes, a proportionate share of the Fund assets of any RIC (including an exchange-traded fund that is a RIC) in which Acquired Fund invests -- will meet Acquiring Fund’s investment objective, strategies, policies, risks, and restrictions (collectively, “Investment Criteria”), (2) Acquired Fund will not have altered its portfolio in connection with the Reorganization to meet that 33⅓% threshold, and (3) Acquired Fund will not have modified any of its Investment Criteria as part of the plan of reorganization, for purposes of section 1.368-1(d)(2) of the Regulations;

4.1.13.   To the best of Acquired Fund’s management’s knowledge, there is no plan or intention by Acquired Fund’s shareholders to redeem, sell, exchange, or otherwise dispose of a number of Acquired Fund Shares (or Acquiring Fund Shares to be received in the Reorganization), in connection with the Reorganization, that would reduce their ownership of the Acquired Fund Shares (or the equivalent Acquiring Fund Shares) to a number of shares that is less than 50% of the current number of Acquired Fund Shares outstanding;

4.1.14.   During the five-year period ending at the Effective Time, neither Acquired Fund nor any person “related” (within the meaning of section 1.368-1(e)(4) of the Regulations (“Related”), without regard to section 1.368-1(e)(4)(i)(A) thereof) to it will have (1) acquired Acquired Fund Shares with consideration other than Acquiring Fund Shares or Acquired Fund Shares, or (2) made distributions with respect to Acquired Fund Shares except for (i) normal, regular dividend distributions made pursuant to Acquired Fund’s historic dividend-paying practice and (ii) other distributions declared and paid to ensure Acquired Fund’s continuing qualification as a RIC and to avoid the imposition of fund-level tax;

4.1.15.   All issued and outstanding Acquired Fund Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by Acquired Fund and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; all issued and outstanding Acquired Fund Shares will, at the Effective Time, be held by the persons and in the amounts set forth on Acquired Fund’s shareholder records (as provided in the Certificate to be delivered pursuant to paragraph 3.3); and Acquired Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquired Fund Shares, nor are there outstanding any securities convertible into any Acquired Fund Shares;

4.1.16.   Acquired Fund incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business;

4.1.17.   Acquired Fund is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));

4.1.18.   Not more than 25% of the value of Acquired Fund’s total assets (excluding cash, cash items, and Government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of those assets is invested in the stock and securities of five or fewer issuers; provided that a proportionate share of the assets of any RIC in which Acquired Fund invests (and not the securities issued by the RIC itself) shall be taken into account for this purpose;

4.1.19.   On the effective date of the Registration Statement (as defined in paragraph 4.3.1), at the time of the Shareholders Meeting (as defined in paragraph 5.2), and at the Effective Time, Acquired Fund’s Pro/SAI will (a) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and (b) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

4.1.20.   The information to be furnished by the Acquired Fund for use in no-action letters, applications for orders, the Registration Statement, and other documents filed or to be filed with any federal, state, or local regulatory authority (including the Financial Industry Regulatory Authority, Inc. (“FINRA”)) that may be necessary in connection with the transactions contemplated hereby will be accurate and complete in all material respects, will comply in all material respects with federal securities laws and other laws and regulations, and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

4.1.21.   The Acquiring Fund Shares to be delivered to Acquired Fund hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof; and

4.1.22.   The Acquired Fund Declaration permits Acquired Fund to vary its shareholders’ investment; the Acquired Fund does not have a fixed pool of assets – each series thereof (including Acquired Fund) is a managed Fund of securities, and Salient Capital Advisors, LLC, and each investment sub-adviser thereof have the authority to buy and sell securities for it.

4.2.       The Acquiring Investment Company, on Acquiring Fund’s behalf, represents and warrants to Acquired Fund as follows:

4.2.1.    The Acquiring Investment Company (a) is a Delaware Statutory Trust, and its Certificate of Trust has been duly filed in the office of the Secretary of State of Delaware, (b) is duly registered under the 1940 Act as an open-end management investment company, which registration is in full force and effect, and (c) has the power to own all its properties and assets and to carry on its business described in its current registration statement on Form N-1A;

4.2.2.    Acquiring Fund is a duly established and designated series of the Acquiring Investment Company;

4.2.3.    The execution, delivery, and performance hereof have been duly authorized at the date hereof by all necessary action on the part of the Acquiring Investment Company’s Board, which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and this Agreement constitutes a valid and legally binding obligation of the Acquiring Investment Company, with respect to Acquiring Fund, enforceable in accordance with its terms, except as they may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and similar laws affecting the rights and remedies of creditors generally and general principles of equity;

4.2.4.    No consideration other than Acquiring Fund Shares (and Acquiring Fund’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

4.2.5.    The Acquiring Investment Company, with respect to Acquiring Fund, is not currently engaged in, and its execution, delivery, and performance hereof and consummation of the Reorganization will not result in, (a) a conflict with or material violation of any provision of Delaware law, the Acquiring Trust’s Agreement and Declaration of Trust, as amended (the “Acquiring Trust Declaration”) or Acquiring Trust’s Bylaws, or any Undertaking to which the Acquiring Investment Company, with respect to Acquiring Fund or on its behalf, is a party or by which it is bound or (b) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which the Acquiring Investment Company, with respect to Acquiring Fund or on its behalf, is a party or by which it is bound;

4.2.6.    No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to the Acquiring Investment Company’s knowledge, threatened against the Acquiring Investment Company, with respect to Acquiring Fund or any of its properties or assets attributable or allocable to Acquiring Fund, that, if adversely determined, would materially and adversely affect Acquiring Fund’s financial condition or the conduct of its business; and the Acquiring Investment Company, on Acquiring Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects Acquiring Fund’s business or the Acquiring Investment Company’s ability to consummate the transactions contemplated hereby;

4.2.7.    Acquiring Fund’s Statements at and for the fiscal year (in the case of the Statement of Changes in Net Assets, for the two fiscal years) ended December 31, 2021, have been audited by KPMG and are in accordance with GAAP; those Statements (copies of which Acquiring Trust has furnished to Acquired Fund) present fairly, in all material respects, Acquiring Fund’s financial condition at that date in accordance with GAAP and the results of its operations and changes in its net assets for the period(s) then ended; and, to the Acquiring Investment Company’s management’s best knowledge and belief, there are no known contingent liabilities of Acquiring Fund required to be reflected on a Statement of Assets and Liabilities (including the notes thereto) in accordance with GAAP at that date that are not disclosed therein;

4.2.8.    Since December 31, 2021, there has not been any material adverse change in Acquiring Fund’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Acquiring Fund of indebtedness maturing more than one year from the date that indebtedness was incurred; for purposes of this representation and warranty, a decline in Acquiring Fund’s NAV due to declines in market values of securities Acquiring Fund holds, the discharge of Acquiring Fund’s liabilities, or the redemption of Acquiring Fund Shares by its shareholders will not constitute a material adverse change;

4.2.9.    All Returns of Acquiring Fund required by law to have been filed by the Effective Time (including any properly and timely filed extensions of time to file) will have been timely filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns will have been paid or provision will have been made for the payment thereof except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect; to the best of the Acquiring Investment Company’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and Acquiring Fund (a) is in compliance in all material respects with all applicable Regulations pertaining to (1) the reporting of dividends and other distributions on and redemptions of its shares, (2) withholding in respect thereof, and (3) shareholder basis reporting, (b) has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and (c) is not liable for any material penalties that could be imposed thereunder;

4.2.10.   Acquiring Fund is not classified as a partnership, and instead is classified as an association that is taxable as a corporation, for federal tax purposes and either has elected the latter classification by filing Form 8832 with the IRS or is a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; Acquiring Fund is an “investment company” (as defined in section 368(a)(2)(F)(iii)) and a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)); Acquiring Fund has elected to be a RIC; for each taxable year of its operation (including the taxable year that includes the Effective Time (“current year”)), Acquiring Fund has met (and for the current year will meet) the requirements of Subchapter M for qualification and treatment as a RIC and has been (and for the current year will be) eligible to and has computed (and for the current year will compute) its federal income tax under section 852; Acquiring Fund will continue to meet all those requirements for the current year and intends to continue to do so, and to continue to be eligible to and to so compute its federal income tax, for succeeding taxable years; and Acquiring Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

4.2.11.   Acquiring Fund is in the same line of business as Acquired Fund was in preceding the Reorganization, for purposes of section 1.368-1(d)(2) of the Regulations, and did not enter into that line of business as part of the plan of reorganization; and following the Reorganization, Acquiring Fund will continue, and has no plan or intention to change, that line of business;

4.2.12.   At the Effective Time, Acquiring Fund (1) will not have modified any of its Investment Criteria as part of the plan of reorganization and (2) will not have any plan or intention to change any of its Investment Criteria after the Reorganization.

4.2.13.   Following the Reorganization, Acquiring Fund will (1) continue Acquired Fund’s “historic business” (within the meaning of section 1.368-1(d)(2) of the Regulations) and (2) use a significant portion of Acquired Fund’s “historic business assets” (within the meaning of section 1.368-1(d)(3) of the Regulations) in a business; moreover, Acquiring Fund (3) has no plan or intention to sell or otherwise dispose of a significant part of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC, and (4) expects to retain substantially all the Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain that status;

4.2.14.   Acquiring Fund does not directly or indirectly own, nor at the Effective Time will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any Acquired Fund Shares;

4.2.15.   Acquiring Fund has no plan or intention to issue additional Acquiring Fund Shares following the Reorganization, except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor will Acquiring Fund or any person Related to it have any plan or intention at the Effective Time to acquire or redeem any Acquiring Fund Shares issued in the Reorganization – either directly or through any transaction, agreement, or arrangement with any other person – except for redemptions Acquiring Fund will make as such a series pursuant to section 22(e) of the 1940 Act;

4.2.16.   Before or in the Reorganization, neither Acquiring Fund nor any person Related to it will have acquired, directly or through any transaction, agreement, or arrangement with any other person, Acquired Fund Shares with consideration other than Acquiring Fund Shares;

4.2.17.   Acquiring Fund is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));

4.2.18.   There is no plan or intention for Acquiring Fund to be terminated, dissolved, or merged into another statutory or business trust or a corporation or any “fund” thereof (as defined in section 851(g)(2)) following the Reorganization, other than the acquisition of the Acquiring Fund in a transaction that qualifies as a tax-free reorganization under section 368(a)(1)(F);

4.2.19.   Assuming satisfaction of the condition in paragraph 4.1.18, immediately after the Reorganization (1) not more than 25% of the value of Acquiring Fund’s total assets (excluding cash, cash items, and Government securities) will be invested in the stock and securities of any one issuer and (2) not more than 50% of the value of those assets will be invested in the stock and securities of five or fewer issuers; provided that a proportionate share of the assets of any RIC in which Acquiring Fund invests (and not the securities issued by the RIC itself) shall be taken into account for this purpose;

4.2.20.   All issued and outstanding Acquiring Fund Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by the Acquiring Investment Company and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor are there outstanding any securities convertible into any Acquiring Fund Shares; and the Acquiring Fund Shares to be issued and delivered to Acquired Fund, for the Shareholders’ accounts, pursuant to the terms hereof, (a) will have been duly authorized by the Acquiring Investment Company and duly registered under the federal securities laws (and appropriate notices respecting them will have been duly filed under applicable state securities laws) at the Effective Time and (b) when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, fully paid and non-assessable by the Acquiring Investment Company;

4.2.21.    On the effective date of the Registration Statement, at the time of the Shareholders Meeting, and at the Effective Time, (a) the Acquiring Investment Company’s Pro/SAI including Acquiring Fund will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and (b) that Pro/SAI and the prospectus included in the Registration Statement will not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that the foregoing will not apply to statements in or omissions from that prospectus made in reliance on and in conformity with information furnished by the Acquiring Investment Company for use therein;

4.2.22.    The information to be furnished by the Acquiring Investment Company for use in no-action letters, applications for orders, the Registration Statement, and other documents filed or to be filed with any federal, state, or local regulatory authority (including FINRA) that may be necessary in connection with the transactions contemplated hereby will be accurate and complete in all material respects, will comply in all material respects with federal securities laws and other laws and regulations, and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

4.2.23.    The Acquiring Trust Declaration permits the Acquiring Investment Company to vary its shareholders’ investment; the Acquiring Investment Company does not have a fixed pool of assets – each series thereof (including Acquiring Fund) is a managed Fund of securities, and Salient Capital Advisors, LLC, and each investment sub-adviser thereof have the authority to buy and sell securities for it.

4.3.        Each of Acquired Fund and the Acquiring Investment Company, on the Acquiring Fund’s behalf, represents and warrants to the other as follows:

4.3.1.     No governmental consents, approvals, or authorizations (collectively, “consents”) or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended, the 1940 Act, or state securities laws, and no consents or orders of any court are required, for its execution, delivery, and performance hereof on its Fund’s behalf, except for (a) the Acquiring Investment Company’s filing with the Commission of a registration statement on Form N-14 relating to the Acquiring Fund Shares issuable hereunder, and any supplement or amendment thereto, including therein a prospectus and proxy statement (“Registration Statement”), and a post-effective amendment to the Acquiring Investment Company’s registration statement on Form N-1A and (b) consents, filings, and orders that have been made or received or may be required after the Effective Time;

4.3.2.     The fair market value of the Acquiring Fund Shares each Shareholder receives will be approximately equal to the fair market value of its Acquired Fund Shares it actually or constructively surrenders in exchange therefor; and

4.3.3.     The Investment Company’s management is unaware of any plan or intention of Shareholders to redeem, sell, or otherwise dispose of (i) any portion of their Acquired Fund Shares before the Reorganization to any person Related to either Fund or (ii) any portion of the Acquiring Fund Shares they receive in the Reorganization to any person Related to Acquiring Fund;

4.3.4.     Acquired Fund’s shareholders will pay their own expenses (such as fees of personal investment or tax advisers for advice concerning the Reorganization), if any, incurred in connection with the Reorganization;

4.3.5.     The fair market value and “adjusted basis” (within the meaning of section 1011) of the Assets will equal or exceed the Liabilities to be assumed by Acquiring Fund and those to which the Assets are subject;

4.3.6.     At the Effective Time, there will be no intercompany indebtedness existing between the Funds that was issued, acquired, or settled at a discount;

4.3.7.     Pursuant to the Reorganization, Acquired Fund will transfer to Acquiring Fund, and Acquiring Fund will acquire, at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, Acquired Fund held immediately before the Reorganization; for the purposes of the foregoing, any amounts Acquired Fund uses to pay its Reorganization expenses and to make redemptions and distributions immediately before the Reorganization (except (1) redemptions pursuant to section 22(e) of the 1940 Act and (2) dividends and other distributions declared and paid to ensure Acquired Fund’s continuing qualification as a RIC and to avoid the imposition of fund-level tax) will be included as assets it held immediately before the Reorganization;

4.3.8.     None of the compensation Salient Capital Advisors, LLC, or any affiliate thereof receives as a service provider to Acquired Fund will be separate consideration for, or allocable to, any of the Acquired Fund Shares that Salient Capital Advisors, LLC (on any Shareholder’s behalf) holds; none of the Acquiring Fund Shares Salient Capital Advisors, LLC (on any Shareholder’s behalf) receives in the Reorganization will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation paid to Salient Capital Advisors, LLC or any affiliate thereof will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services;

4.3.9.     Immediately after the Reorganization, Acquired Fund Shareholders will not own shares constituting “control” (within the meaning of section 368(a)(2)(H)(i), i.e., as defined in section 304(c)) of Acquiring Fund;

4.3.10.   No expenses incurred by Acquired Fund or on its behalf in connection with the Reorganization will be paid or assumed by Acquiring Fund, Salient Capital Advisors, LLC, or any affiliate thereof, or any other third party unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than Acquiring Fund Shares will be transferred to Acquired Fund or any of its shareholders with the intention that such cash or property be used to pay any expenses (even Reorganization Expenses) thereof;

4.3.11.   There will be no dissenters to the Reorganization under the applicable provisions of Delaware law, and Acquiring Fund will not pay cash in lieu of fractional Acquiring Fund Shares in connection with the Reorganization;

4.3.12.   The Reorganization is being undertaken for bona fide business purposes (and not a purpose to avoid federal income tax); and

4.3.13.   The principal purpose of Acquiring Fund’s assumption of the Liabilities is a bona fide business purpose and is not avoidance of federal income tax on the transaction.

5.       COVENANTS

5.1.       Each Investment Company covenants to operate its Fund’s business in the ordinary course between the date hereof and the Closing, it being understood that:

(a)   such ordinary course will include declaring and paying customary dividends and other distributions and changes in operations contemplated by each Fund’s normal business activities; and

(b)   each Fund will retain exclusive control of the composition of its portfolio until the Closing.

5.2.       Acquired Fund covenants to call and hold a meeting of Acquired Fund’s shareholders to consider and act on this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby (“Shareholders Meeting”).

5.3.       Acquired Fund covenants that it will assist Acquiring Trust in obtaining information Acquiring Trust reasonably requests concerning the beneficial ownership of Acquired Fund Shares.

5.4.         Acquired Fund covenants that it will turn over its books and records regarding Acquired Fund (including all tax books and records and all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) to Acquiring Trust at the Closing.

5.5.         Each Investment Company covenants to cooperate with the other in preparing the Registration Statement in compliance with applicable federal and state securities laws.

5.6.         Each Investment Company covenants that it will, from time to time, as and when requested by the other Investment Company, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken all further action, the other Investment Company deems necessary or desirable in order to vest in, and confirm to, (a) the applicable Acquiring Investment Company, on Acquiring Fund’s behalf, title to and possession of all the Assets, and (b) Acquired Fund, on its own behalf, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

5.7.         Acquiring Investment Company covenants to use all reasonable efforts to obtain the consents required by the 1933 Act, the 1940 Act, and applicable state securities laws it deems appropriate to continue Acquiring Fund’s operations after the Effective Time.

5.8.         Acquired Fund covenants to distribute all the Acquiring Fund Shares it receives in the Reorganization to the Shareholders in complete liquidation of Acquired Fund.

5.9.         Subject to this Agreement, each Investment Company covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

6.            CONDITIONS PRECEDENT

Each Investment Company’s obligations hereunder shall be subject to (a) the other Investment Company’s performance of all its obligations to be performed hereunder at or before the Closing, (b) all representations and warranties of the other Investment Company contained herein being true and correct in all material respects at the date hereof and, except as they may be affected by the transactions contemplated hereby, at the Effective Time, with the same force and effect as if made at that time (except that clauses (a) and (b) shall not apply in the case of an Acquired Fund Reorganization), and (c) the following further conditions that, at or before that time:

6.1.         This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by both Boards and by Acquired Fund’s shareholders at the Shareholders Meeting (including any adjournments or postponements thereof);

6.2.         All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the Investment Companies to carry out the transactions contemplated hereby; the Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and, to each Investment Company’s best knowledge, no investigation or proceeding for that purpose shall have been instituted or shall be pending, threatened, or contemplated under the 1933 Act or the 1940 Act; the Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act; and all consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) either Investment Company deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund’s assets or properties, provided that either Investment Company may for itself waive any of those conditions;

6.3.         At the Effective Time, no action, suit, or other proceeding shall be pending (or, to either Investment Company’s best knowledge, threatened to be commenced) before any court, governmental agency, or arbitrator in which it is sought to enjoin the performance of, restrain, prohibit, affect the enforceability of, or obtain damages or other relief in connection with, the transactions contemplated hereby;

6.4.         Each Investment Company shall have received an opinion of K&L Gates LLP (“Counsel”) as to the federal income tax consequences mentioned below (“Tax Opinion”). In rendering the Tax Opinion, Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which Counsel may treat as representations and warranties made to it (that, notwithstanding paragraph 8, shall survive the Closing), and in separate letters, if Counsel requests, addressed to it (collectively, “Representations”) and the Certificates delivered pursuant to paragraph 3.5. The Tax Opinion shall be substantially to the effect that – based on the facts and assumptions stated therein and conditioned on the Representations’ being true and complete at the Effective Time and consummation of the Reorganization in accordance herewith (without the waiver or modification of any terms or conditions hereof and without taking into account any amendment hereof that Counsel has not approved) – for federal income tax purposes:

(a)       Acquired Fund’s transfer of the Assets to Acquiring Fund in exchange solely for Acquiring Fund Shares and Acquiring Fund’s assumption of the Liabilities, followed by Acquired Fund’s distribution of those shares pro rata to the Shareholders actually or constructively in exchange for their Acquired Fund Shares and in complete liquidation of Acquired Fund, will qualify as a “reorganization” (as defined in section 368(a)(1)(C)), and each Fund will be “a party to a reorganization” (within the meaning of section 368(b));

(b)       Acquired Fund will recognize no gain or loss on the transfer of the Assets to Acquiring Fund in exchange solely for Acquiring Fund Shares and Acquiring Fund’s assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in exchange for their Acquired Fund Shares;

(c)       Acquiring Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for Acquiring Fund Shares and its assumption of the Liabilities;

(d)       Acquiring Fund’s basis in each Asset will be the same as Acquired Fund’s basis therein immediately before the Reorganization, and Acquiring Fund’s holding period for each Asset will include Acquired Fund’s holding period therefor (except where Acquiring Fund’s investment activities have the effect of reducing or eliminating an Asset’s holding period);

(e)       A Shareholder will recognize no gain or loss on the exchange of all its Acquired Fund Shares solely for Acquiring Fund Shares pursuant to the Reorganization; and

(f)       A Shareholder’s aggregate basis in the Acquiring Fund Shares it receives in the Reorganization will be the same as the aggregate basis in its Acquired Fund Shares it actually or constructively surrenders in exchange for those Acquiring Fund Shares, and its holding period for those Acquiring Fund Shares will include, in each instance, its holding period for those Acquired Fund Shares, provided the Shareholder holds the latter as capital assets at the Effective Time.

Notwithstanding subparagraphs (b) and (d), the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

6.5.       The Acquiring Investment Company, on Acquiring Fund’s behalf, shall have executed and delivered at or before the Closing a Certificate confirming that the Acquiring Investment Company, on Acquiring Fund’s behalf, assumes all of the Liabilities; and

6.6.       At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except that set forth in paragraphs 6.1 and 6.4) if, in the judgment of its Board, that waiver will not have a material adverse effect on its Fund’s shareholders’ interests.

7.            BROKERAGE FEES AND EXPENSES

7.1.       Each Investment Company represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

7.2.       The expenses of the Reorganization shall be borne 70% by the Acquired Fund and 30% by the Acquiring Fund, except that expenses shall be paid by the Fund directly incurring them if and to the extent that the payment thereof by another person would result in that Fund’s disqualification as a RIC.

8.             ENTIRE AGREEMENT; NO SURVIVAL

Neither Investment Company has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the Investment Companies. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.

9.            TERMINATION OF AGREEMENT

This Agreement may be terminated at any time at or before the Closing:

9.1.         By either Investment Company (a) in the event of the other Investment Company’s material breach of any representation, warranty, or covenant contained herein to be performed at or before the Closing, (b) if a condition to its obligations has not been met and it reasonably appears that that condition will not or cannot be met, (c) if a governmental body issues an order, decree, or ruling having the effect of permanently enjoining, restraining, or otherwise prohibiting consummation of the Reorganization, or (d) if the Closing has not occurred on or before December 31, 2022, or another date to which the Investment Companies agree; or

9.2.         By the Investment Companies’ mutual agreement.

In the event of termination under paragraphs 9.1(c) or (d) or 9.2, neither Investment Company (nor its trustees, officers, or shareholders) shall have any liability to the other Investment Company.

10.         AMENDMENTS

The Investment Companies may amend, modify, or supplement this Agreement at any time in any manner they mutually agree on in writing, notwithstanding Acquired Fund’s shareholders’ approval hereof; provided that, following that approval, no such amendment, modification, or supplement shall have a material adverse effect on the Shareholders’ interests.

11.         MISCELLANEOUS

11.1.       This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to principles of conflicts of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

11.2.       Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than each Investment Company, on its Fund’s behalf, and their respective successors and assigns any rights or remedies under or by reason hereof.

11.3        Notice is hereby given that this instrument is executed and delivered on behalf of each Investment Company’s trustees solely in their capacities as trustees, and not individually, and that each Investment Company’s obligations under this instrument are not binding on or enforceable against any of its trustees, officers, shareholders, or series other than its Fund but are only binding on and enforceable against its property attributable to and held for the benefit of its Fund (“Fund’s Property”) and not its property attributable to and held for the benefit of any other series thereof. Each Investment Company, in asserting any rights or claims hereunder on its or its Fund’s behalf, shall look only to the other Fund’s Property in settlement of those rights or claims and not to the property of any other series of the other Investment Company or to those trustees, officers, or shareholders.

11.4        Any term or provision hereof that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions hereof or affecting the validity or enforceability of any of the terms and provisions hereof in any other jurisdiction.

11.5.       This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Investment Company and delivered to the other Investment Company. The headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation hereof.

IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officer as of the day and year first written above.

SALIENT MIDSTREAM & MLP FUND

By:
Name:
Title:

SALIENT MF TRUST

By:
Name:
Title:

EXHIBIT B —

FINANCIAL HIGHLIGHTS  OF THE FUNDS

The financial highlights tables are intended to help you understand the financial performance and other information of each Fund for the last five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in each Fund (assuming reinvestment of all dividends and distributions). Information for the fiscal years ended November 30, 2017 through and including 2021 for the Acquired Fund and for the fiscal years ended December 31, 2017 through and including 2021 for the Acquiring Fund has been audited by KPMG LLP, which serves as the independent registered public accounting firm for both of the Funds. The reports of KPMG LLP, along with the Funds’ audited financial statements for the period from December 1, 2020 through November 30, 2021 for the Acquiring Fund for the period from January 1, 2021 through December 31, 2021 for the Acquiring Fund, is included in each Fund’s annual report, which are available upon request as discussed above under “Where to Get More Information.” Copies of the Funds’ shareholder reports are also currently available at www.salientpartners.com.

Financial Highlights

For a share outstanding throughout the periods presented.

Salient MLP & Energy Infrastructure Fund

	Class A
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017
Net Asset Value, Beginning of Period	$5.53	$7.07	$6.36	$8.18	$9.31
Income/(Loss) from Operations:
Net investment income/(loss)(a)	(0.03)	0.07	0.02	0.06	0.04
Net realized and unrealized gain/(loss) on investments	1.34	(1.31)	1.00	(1.50)	(0.69)
Total from Investment Operations	1.31	(1.24)	1.02	(1.44)	(0.65)
Less Distributions:
From investment income	—	—	(0.17)	(0.07)	(0.04)
From return of capital	(0.31)	(0.30)	(0.14)	(0.31)	(0.44)
Total Distributions	(0.31)	(0.30)	(0.31)	(0.38)	(0.48)
Net increase/(decrease) in Net Asset Value	1.00	(1.54)	0.71	(1.82)	(1.13)
Net Asset Value, End of Period	$6.53	$5.53	$7.07	$6.36	$8.18
Total Return(b)	23.74%	(17.43)%	16.03%	(18.33)%	(6.92)%
Ratios/Supplemental Data:
Net Assets, End of Period (000s)	$92,027	$63,681	$110,549	$86,552	$157,413
Ratios to Average Net Assets:
Gross expenses (including tax expense/benefit and excluding fee waivers/recoupments)	1.50%	1.56%	1.47%	1.40%	1.38%
Net expenses (including tax expense/benefit and including fee waivers/recoupments)	1.50%	1.55%	1.47%	1.40%	1.38%
Net expenses (excluding tax expense/benefit and including fee waivers/recoupments)	1.50%	1.55%	1.49%	1.46%	1.43%
Net investment income/(loss)	(0.42)%	1.29%	0.24%	0.77%	0.49%
Portfolio Turnover Rate(c)	248%	260%	66%	48%	32%

(a) Calculated based on average shares outstanding.

(b) Total return calculations do not include any sales or redemption charges.

(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. It is not annualized for periods less than one year.

Financial Highlights

Salient Midstream & MLP Fund

	Six Months Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	May 31, 2022	November 30,	November 30,	November 30,	November 30,	November 30,
	(Unaudited)	2021	2020	2019	2018	2017
Per Common Share Data:(a)
Net Asset Value, beginning of period	$7.52	$5.64	$8.39	$10.04	$11.23	$14.37
Income/(loss) from operations:
Net investment income/(loss)(b)	(0.03)	(0.01)	0.12	(0.05)	(0.12)	0.00 (c)
Net realized and unrealized gain/(loss) from investments	2.40	2.15	(2.52)	(0.91)	(0.31)	(2.16)
Net increase (decrease) resulting from operations	2.37	2.14	(2.40)	(0.96)	(0.43)	(2.16)

Distributions paid from:
Net investment income	(0.17)	–	–	–	–	–
In excess of net investment income	–	–	–	(0.12)	(0.06)	–
Return of capital	–	(0.26)	(0.35)	(0.57)	(0.70)	(0.98)
Net Asset Value, end of period	$9.72	$7.52	$5.64	$8.39	$10.04	$11.23
Per common share market value, end of period	$0.00	$6.37	$4.22	$7.09	$8.41	$10.22

Total investment return based on market value(d)(e)	36.43%	57.95%	(36.19)%	(8.23)%	(11.05)%	(17.08)%

Ratios to Average Net Assets:(f)
Net investment income/(loss)	(0.80)%	(0.14)%	1.87%	(0.49)%	(1.09)%	0.01%
Net operating expenses (including tax expense/benefit)	3.17%	2.75%	2.97%	3.49%	3.26%	2.40%
Net operating expenses (excluding tax benefit/expense)	3.17%	2.75%	2.97%	3.49%	3.26%	2.87%
Supplemental Data:
Net assets applicable to common shareholders, end of period (in 000s)	$172,260	$133,299	$99,960	$148,693	$177,877	$199,045
Average net assets (000s)	$153,201	$128,076	$109,424	$173,820	$200,269	$236,834
Portfolio turnover(e)	16.97%	86.03%	155.52%	44.75%	45.27%	23.72%
Asset coverage per $1,000 unit of senior indebtedness(g)	$3,843	$3,376	$5,760	$4,804	$3,402	$3,585
Short-term borrowings, end of period (000s)	$60,600	$56,100	$21,000	$39,089	$74,039	$76,989

(a)	Information presented relates to a common share outstanding for periods indicated.

(b)	Per share net investment income/(loss) has been calculated using the average daily shares method.

(c)	Amount represents less than $0.01 per share.

(d)	Total investment return is calculated assuming a purchase of common shares at the current market price on the first day of the period and a sale at the closing market price on the last day of the period reported (excluding brokerage commissions). Dividends and distributions are assumed for the purpose of this calculation to be reinvested at prices obtained under the Dividend Reinvestment Plan (“DRIP”).

(e)	Not annualized for periods less than one year.

(f)	Annualized for periods less than one year.

(g)	Calculated by subtracting the Fund's total liabilities (not including borrowings) from the Fund's total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

EXHIBIT C —

SUMMARY OF RIGHTS OF SHAREHOLDERS

CATEGORY	THE ACQUIRED FUND – SALIENT MIDSTREAM & MLP FUND (“SMM”)	THE ACQUIRING FUND TRUST – SALIENT MF TRUST (“SMFT”)	KEY DIFFERENCES BETWEEN THE TRUSTS
Preemptive Rights	None.	None.
Preferences	None.	The relative rights and preferences of each Series and each Class (including the Initial Series and Classes) shall be as set forth herein and as set forth in any Registration Statement relating thereto, unless (with respect to any Series or Class other than the Initial Series and Classes) otherwise provided in the resolution establishing such Series or Class.	SMFT provides for preferences for the different share classes.
Appraisal Rights	None.	None.
Conversion Rights	None.	None.

CATEGORY	THE ACQUIRED FUND – SALIENT MIDSTREAM & MLP FUND (“SMM”)	THE ACQUIRING FUND TRUST – SALIENT MF TRUST (“SMFT”)	KEY DIFFERENCES BETWEEN THE TRUSTS
Exchange Rights (other than the right to exchange for shares of other funds as provided in the prospectus)	None.	The Trustees shall have the authority to provide that the Shareholders of any Series or Class shall have the right to exchange such Shares for Shares of one or more other Series or Class of Shares or for interests in one or more trusts, corporations or other business entities (or a series or class of any of the foregoing) in accordance with such requirements and procedures as may be established by the Trustees.	SMFT shareholders have the power to exchange their shares.
Annual Meetings	The Trust shall hold annual meetings of the Shareholders (provided that the Trust's initial annual meeting of Shareholders may occur up to one year after the completion of its initial fiscal year).	No annual meetings of the Shareholders (or any class or series) need by held.	SMM holds annual shareholder meetings.
Right to Call Shareholder Meetings	A special meeting of Shareholders may be called at any time by a majority of the Trustees or the President and shall be called by any Trustee for any proper purpose upon written request of Shareholders of the Trust holding in the aggregate not less than 51% of the outstanding Shares of the Trust or class or series of Shares having voting rights on the matter, such request specifying the purpose or purposes for which such meeting is to be called.	Special meetings of the Shareholders (or any class or series) may be called at any time by the President, and shall be called by the President or the Secretary at the request, in writing or by resolution, of a majority of the Trustees, or at the written request of the holder or holders of twenty-five percent (25%) or more of the total number of the then issued and outstanding shares of the Trust entitled to vote at such meeting. Any such request shall state the purposes of the proposed meeting.
Notice of Meetings	All notices of meetings of Shareholders shall be sent or otherwise given in accordance with Section 5 of this Article II not less than seven (7) nor more than one hundred twenty (120) days before the date of the meeting. The notice shall specify (i) the place, date and hour of the meeting, and (ii) the general nature of the business to be transacted. The notice of any meeting at which trustees are to be elected also shall include the name of any nominee or nominees who at the time of the notice are intended to be presented for election. Except with respect to adjournments as provided herein, no business shall be transacted at such meeting other than that specified in the notice.	All notices of meetings of Shareholders shall be sent or otherwise given in accordance with Section 5 of this Article II not less than seven (7) nor more than one hundred twenty (120) days before the date of the meeting. The notice shall specify (i) the place, date and hour of the meeting, and (ii) the general nature of the business to be transacted. The notice of any meeting at which trustees are to be elected also shall include the name of any nominee or nominees who at the time of the notice are intended to be presented for election. Except with respect to adjournments as provided herein, no business shall be transacted at such meeting other than that specified in the notice.

CATEGORY	THE ACQUIRED FUND – SALIENT MIDSTREAM & MLP FUND (“SMM”)	THE ACQUIRING FUND TRUST – SALIENT MF TRUST (“SMFT”)	KEY DIFFERENCES BETWEEN THE TRUSTS
Record Date for Meetings

For purposes of determining the Shareholders entitled to notice of any meeting or to vote or entitled to give consent to action without a meeting, the Board of Trustees may fix in advance a record date which shall not be more than 120 days nor less than 10 days before the date of any such meeting.

If the Board of Trustees does not so fix a record date:

(a) The record date for determining Shareholders entitled to notice of or to vote at a meeting of Shareholders shall be at the close of business on the business day before the notice is given or, if notice is waived, at the close of business on the business day which is five (5) business days before the day on which the meeting is held.

(b) The record date for determining Shareholders entitled to give consent to action in writing without a meeting, (i) when no prior action by the Board of Trustees has been taken, shall be the day on which the first written consent is given, or (ii) when prior action of the Board of Trustees has been taken, shall be at the close of business on the day on which the Board of Trustees adopts the resolution taking such prior action.

For purposes of determining the Shareholders entitled to notice of any meeting or to vote or entitled to give consent to action without a meeting, the Board of Trustees may fix in advance a record date which shall not be more than 120 days nor less than 10 days before the date of any such meeting.

If the Board of Trustees does not so fix a record date:

(a) The record date for determining Shareholders entitled to notice of or to vote at a meeting of Shareholders shall be at the close of business on the business day before the notice is given or, if notice is waived, at the close of business on the business day which is five (5) business days before the day on which the meeting is held.

(b) The record date for determining Shareholders entitled to give consent to action in writing without a meeting, (i) when no prior action by the Board of Trustees has been taken, shall be the day on which the first written consent is given, or (ii) when prior action of the Board of Trustees has been taken, shall be at the close of business on the day on which the Board of Trustees adopts the resolution taking such prior action.

For the purpose of determining the Shareholders of any Series or class who are entitled to receive payment of any dividend or of any other distribution, the Board of Trustees may from time to time fix a date, which shall be before the date for the payment of such dividend or such other distribution, as the record date for determining the Shareholders of such Series or class having the right to receive such dividend or distribution. Nothing in this Section shall be construed as precluding the Board of Trustees from setting different record dates for different Series or classes.

SMFT, as an open-end fund, includes provisions re. payouts for distributions of payments for dividends.
Quorum for Meetings	Except where a higher quorum is required by applicable law, the By-Laws or this Declaration, the holders of one third (33-1/3%) of the Shares entitled to vote on any matter at a meeting present in person or by proxy shall constitute a quorum at such meeting of the Shareholders for purposes of conducting business on such matter.

Except when a larger quorum is required by applicable law, the Declaration of Trust or these By-Laws, thirty-three and one-third percent (33-1/3%) of the shares outstanding and entitled to vote present in person or represented by proxy at a Shareholders’ meeting shall constitute a quorum at such meeting. When a separate vote by one or more series or classes is required, thirty-three and one-third percent (33-1/3%) of the outstanding shares of each such series or class entitled to vote present in person or represented by proxy at a Shareholders’ meeting shall constitute a quorum of such series or class.

If a quorum, as above defined, shall not be present for the purpose of any vote that may properly come before any meeting of Shareholders at the time and place of any meeting, the Shareholders present in person or by proxy and entitled to vote at such meeting on such matter holding a majority of the shares present and entitled to vote on such matter may by vote adjourn the meeting from time to time to be held at the same place without further notice than by announcement to be given at the meeting until a quorum, as above defined, entitled to vote on such matter, shall be present, whereupon any such matter may be voted upon at the meeting as though held when originally convened.

When no quorum is present, SMFT’s eligible and present shareholders will adjourn the meeting.

CATEGORY	THE ACQUIRED FUND – SALIENT MIDSTREAM & MLP FUND (“SMM”)	THE ACQUIRING FUND TRUST – SALIENT MF TRUST (“SMFT”)	KEY DIFFERENCES BETEEN THE TRUSTS
Voting Powers

Shareholders shall have no power to vote on any matter except matters on which a vote of Shareholders is required by applicable law, this Declaration or resolution of the Trustees. Except as otherwise provided herein, any matter required to be submitted to Shareholders and affecting one or more classes or series of Shares shall require approval by the required vote of all the affected classes and series of Shares voting together as a single class; provided, however, that as to any matter with respect to which a separate vote of any class or series of Shares is required by the 1940 Act, such requirement as to a separate vote by that class or series of Shares shall apply in addition to a vote of all the affected classes and series voting together as a single class. Shareholders of a particular class or series of Shares shall not be entitled to vote on any matter that affects only one or more other classes or series of Shares. There shall be no cumulative voting in the election or removal of Trustees.

In all matters other than the election of Trustees, the affirmative vote of a majority of votes cast by the Shareholders entitled to vote on the subject matter at a meeting at which a quorum is present shall be the act of the Shareholders entitled to vote with respect to such matter.

The Shareholders entitled to vote at any meeting of Shareholders shall be determined in accordance with the provisions of the Declaration of Trust and these By-Laws, as in effect at such time.

The Shareholders' vote may be by voice vote or by ballot; provided, however, that any election of trustees must be by ballot if demanded by any Shareholder before the voting has begun. Any Shareholder may vote part of the shares in favor of the proposal and refrain from voting the remaining shares or vote them against the proposal, but if the Shareholder fails to specify the number of shares which the Shareholder is voting affirmatively, it will be conclusively presumed that the Shareholder's approving vote is with respect to the total shares that the Shareholder is entitled to vote on such proposal.

Abstentions and broker non-votes will be included for purposes of determining whether a quorum is present at a Shareholders' meeting. Abstentions and broker non-votes will be treated as votes present at a Shareholders' meeting, but will not be treated as votes cast. Abstentions and broker non-votes, therefore, will have no effect on proposals which require a plurality or majority of votes cast for approval, but will have the same effect as a vote "against" on proposals requiring a majority or other specified percentage of outstanding voting securities for approval.

The Shareholders shall have power to vote only (i) for the election or removal of Trustees as and to the extent provided in Section 4.1, (ii) with respect to such additional matters relating to the Trust as may be required by federal law including the 1940 Act, or any registration of the Trust with the Commission (or any successor agency) or any state and (iii) as the Trustees may otherwise consider necessary or desirable in their sole discretion. Provisions relating to meetings, quorum, required vote, record date and other matters relating to Shareholder voting rights are as provided in the By-Laws.

The Shareholders entitled to vote at any meeting of Shareholders shall be determined in accordance with the provisions of the Declaration of Trust and these By-Laws, as in effect at such time. Except as otherwise provided herein, any matter required to be submitted to Shareholders and affecting one or more classes or series of Shares shall require approval by the required vote of all the affected classes and series of Shares voting together as a single class; provided, however, that as to any matter with respect to which a separate vote of any class or series of Shares is required by the 1940 Act, such requirement as to a separate vote by that class or series of Shares shall apply in addition to a vote of all the affected classes and series voting together as a single class. Shareholders of a particular class or series of Shares shall not be entitled to vote on any matter that affects only one or more other classes or series of Shares. There shall be no cumulative voting in the election or removal of Trustees.

The Shareholders’ vote may be by voice vote or by ballot; provided, however, that any election of trustees must be by ballot if demanded by any Shareholder before the voting has begun. Any Shareholder may vote part of the shares in favor of the proposal and refrain from voting the remaining shares or vote them against the proposal, but if the Shareholder fails to specify the number of shares which the Shareholder is voting affirmatively, it will be conclusively presumed that the Shareholder’s approving vote is with respect to the total shares that the Shareholder is entitled to vote on such proposal.

Abstentions and broker non-votes will be included for purposes of determining whether a quorum is present at a Shareholders’ meeting. Abstentions and broker non-votes will be treated as votes present at a Shareholders’ meeting, but will not be treated as votes cast. Abstentions and broker non-votes, therefore, will have no effect on proposals which require a plurality or majority of votes cast for approval, but will have the same effect as a vote “against” on proposals requiring a majority or other specified percentage of outstanding voting securities for approval.

CATEGORY	THE ACQUIRED FUND – SALIENT MIDSTREAM & MLP FUND (“SMM”)	THE ACQUIRING FUND TRUST – SALIENT MF TRUST (“SMFT”)	KEY DIFFERENCES BETWEEN THE TRUSTS
Vote Required for Election of Trustees	In an election of Trustees, the qualified nominees receiving the highest numbers of votes cast by the shareholders entitled to vote at a meeting at which a quorum is present, up to the number of Trustees to be elected at such meeting, shall be elected.

Shareholders shall not be entitled to elect Trustees except as required by the 1940 Act. To the extent required by the 1940 Act, the Shareholders shall elect the Trustees on such dates as the Trustees may fix from time to time. Any Trustee may resign at any time by an instrument signed by him and delivered to any officer of the Trust or to a meeting of the Trustees. Such resignation shall be effective upon receipt unless specified to be effective at some other time. Except to the extent expressly provided in a written agreement with the Trust, no Trustee resigning and no Trustee removed shall have any right to any compensation for any period following the effective date of his or her resignation or removal, or any right to damages on account of such removal. The Shareholders may elect Trustees at any meeting of Shareholders called by the Trustees for that purpose. In the event that after the proxy material has been printed for a meeting of Shareholders at which Trustees are to be elected any one or more nominees named in such proxy material dies or become incapacitated or is otherwise unable or unwilling to serve, the authorized number of Trustees shall be automatically reduced by the number of such nominees, unless the Board of Trustees prior to the meeting shall otherwise determine.

There shall be no cumulative voting in the election or removal of Trustees.

A meeting of the Shareholders shall be called, as required by the 1940 Act, for the election of Trustees.

SMFT Trustees are elected pursuant to the 1940 Act, and Shareholders generally do not have the power to elect SMFT Trustees unless the 1940 Act requires it.

SMM gives shareholders the power to elect Trustees, with the nominee Trustee who receives the most vote at a shareholder meeting becomes a Trustee.

Adjournment of Meetings

Any adjourned meeting may be held as adjourned one or more times without further notice not later than 180 days after the record date.

Any Shareholders' meeting, whether or not a quorum is present, may be adjourned from time to time (and at any time during the course of the meeting) by a majority of the votes cast by those Shareholders present in person or by proxy, or by the chairman of the meeting. Any adjournment may be with respect to one or more proposals, but not necessarily all proposals, to be voted or acted upon at such meeting and any adjournment will not delay or otherwise affect the effectiveness and validity of a vote or other action taken at a Shareholders' meeting prior to adjournment.

When any Shareholders' meeting is adjourned to another time or place, notice need not be given of the adjourned meeting at which the adjournment is taken, unless a new record date of the adjourned meeting is fixed or unless the adjournment is for more than one hundred eighty (180) days from the record date set for the original meeting, in which case the Board shall set a new record date. If notice of any such adjourned meeting is required pursuant to the preceding sentence, it shall be given to each Shareholder of record entitled to vote at the adjourned meeting in accordance with the provisions of Sections 4 and 5 of this Article II. At any adjourned meeting, the Trust may transact any business that might have been transacted at the original meeting.

Any Shareholders’ meeting, whether or not a quorum is present, may be adjourned from time to time (and at any time during the course of the meeting) by a majority of the votes cast by those Shareholders present in person or by proxy, or by the chairman of the meeting. Any adjournment may be with respect to one or more proposals, but not necessarily all proposals, to be voted or acted upon at such meeting and any adjournment will not delay or otherwise affect the effectiveness and validity of a vote or other action taken at a Shareholders’ meeting prior to adjournment.

When any Shareholders’ meeting is adjourned to another time or place, notice need not be given of the adjourned meeting at which the adjournment is taken, unless a new record date of the adjourned meeting is fixed or unless the adjournment is for more than one hundred eighty (180) days from the record date set for the original meeting, in which case the Board shall set a new record date. If notice of any such adjourned meeting is required pursuant to the preceding sentence, it shall be given to each Shareholder of record entitled to vote at the adjourned meeting in accordance with the provisions of Sections 4 and 5 of this Article II. At any adjourned meeting, the Trust may transact any business that might have been transacted at the original meeting.

CATEGORY	THE ACQUIRED FUND – SALIENT MIDSTREAM & MLP FUND (“SMM”)	THE ACQUIRING FUND TRUST – SALIENT MF TRUST (“SMFT”)	KEY DIFFERENCES BETWEEN THE TRUSTS
Removal of Trustees by Shareholders

Any of the Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than the minimum number required by Section 2.1 hereof) for cause only, and not without cause, and only by action taken by a majority of the remaining Trustees followed by the holders of at least seventy-five percent (75%) of the Shares then entitled to vote in an election of such Trustee.

Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by the Board at any regular or special meeting of the Board, or by an officer upon whom such power of removal may be conferred by the Board.

Any Trustee may be removed by action of a majority of the Trustees with or without cause. Any Trustee may be removed with or without cause at any meeting of Shareholders by a vote of two-thirds of the total combined net asset value of all Shares of the Trust issued and outstanding.

There shall be no cumulative voting in the election or removal of Trustees.

Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by the Board at any regular or special meeting of the Board, or by an officer upon whom such power of removal may be conferred by the Board.

Personal Liability of Officers and Trustees

No Trustee or officer of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person, save only liability to the Trust or its Shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust.

If any Shareholder, Trustee or officer, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, he shall not, on account thereof, be held to any personal liability.

To the fullest extent permitted by law, a Trustee shall be liable to the Trust and to any Shareholder solely for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, Manager, advisor, sub-adviser or Principal Underwriter of the Trust.

All Persons extending credit to, contracting with or having any claim against the Trust or any Series shall look only to the assets of the Trust or any applicable Series that such Person extended credit to, contracted with or has a claim against, and neither the Trustees nor the Shareholders, nor any of the Trust’s officers, employees or agents, whether past, present or future, shall be personally liable therefor.

Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Trust or the Trustees by any of them in connection with the Trust shall conclusively be deemed to have been executed or done only in or with respect to his or their capacity as Trustee or Trustees, and such Trustee or Trustees shall not be personally liable thereon. At the Trustees’ discretion, any note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or by any officer or officers may give notice that the Certificate of Trust is on file in the Office of the Secretary of State of the State of Delaware and that a limitation on liability of Series exists and such note, bond, contract, instrument, certificate or undertaking may, if the Trustees so determine, recite that the same was executed or made on behalf of the Trust by a Trustee or Trustees in such capacity and not individually or by an officer or officers in such capacity and not individually and that the obligations of such instrument are not binding upon any of them or the Shareholders individually but are binding only on the assets and property of the Trust or a Series thereof, and may contain such further recital as such Person or Persons may deem appropriate. The omission of any such notice or recital shall in no way operate to bind any Trustees, officers or Shareholders individually.

CATEGORY	THE ACQUIRED FUND – SALIENT MIDSTREAM & MLP FUND (“SMM”)	THE ACQUIRING FUND TRUST – SALIENT MF TRUST (“SMFT”)	KEY DIFFERENCES BETWEEN THE TRUSTS
Personal Liability of Shareholders

No Shareholder of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. As provided in the DBTA, Shareholders shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the Delaware General Corporation Law.

If any Shareholder, Trustee or officer, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, he shall not, on account thereof, be held to any personal liability.

If any Shareholder or former Shareholder of any Series is held personally liable solely by reason of his or her being or having been a Shareholder and not because of his or her acts or omissions or for some other reason, the Shareholder or former Shareholder (or his or her heirs, executors, administrators or other legal representatives or, in the case of any entity, its general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Series, shall, upon request by such Shareholder or former Shareholder, assume the defense of any claim made against him or her for any act or obligation of the Series and satisfy any judgment thereon from the assets belonging to the Series.
Right of Inspection	The Trust shall keep at its offices or at the office of its transfer or other duly authorized agent, records of its Shareholders, which provide the names and addresses of all Shareholders and the number, series and classes, if any, of shares held by each Shareholder. Such records may be inspected during the Trust’s regular business hours by any Shareholder, or its duly authorized representative, upon reasonable written demand to the Trust, for any purpose reasonably related to such Shareholder’s interest as a Shareholder.

Every Trustee shall have the right at any reasonable time to inspect all books, records, and documents of every kind and the physical properties of the Trust. This inspection by a Trustee may be made in person or by an agent or attorney and the right of inspection includes the right to copy and make extracts of documents. No Shareholder shall have any right to inspect any account, book or document of the Trust that is not publicly available, except as conferred by the Trustees. The books and records of the Trust may be kept at such place or places as the Board of Trustees may from time to time determine, except as otherwise required by law.

The Trust shall keep at its offices or at the office of its transfer or other duly authorized agent, records of its Shareholders, which provide the names and addresses of all Shareholders and the number, series and classes, if any, of Shares held by each Shareholder. Such records may be inspected during the Trust’s regular business hours by any Shareholder, or its duly authorized representative, upon reasonable written demand to the Trust, for any purpose reasonably related to such Shareholder’s interest as a Shareholder.

CATEGORY	THE ACQUIRED FUND – SALIENT MIDSTREAM & MLP FUND (“SMM”)	THE ACQUIRING FUND TRUST – SALIENT MF TRUST (“SMFT”)	KEY DIFFERENCES BETWEEN THE TRUSTS
Liquidation and Dissolution

(a) The Trust may be dissolved, after a majority of the Trustees have approved a resolution therefor, upon approval by not less than 75% of the Shares of each class or series outstanding and entitled to vote, voting as separate classes or series, unless such resolution has been approved by 80% of the Trustees, in which case approval by a Majority Shareholder Vote shall be required. Upon the dissolution of the Trust:

(i) The Trust shall carry on no business except for the purpose of winding up its affairs.

(ii) The Trustees shall proceed to wind up the affairs of the Trust and all of the powers of the Trustees under this Declaration shall continue until the affairs of the Trust shall have been wound up, including the power to fulfill or discharge the contracts of the Trust, collect its assets, sell, convey, assign, exchange, merge where the Trust is not the survivor, transfer or otherwise dispose of all or any part of the remaining Trust Property to one or more Persons at public or private sale for consideration which may consist in whole or in part in cash, securities or other property of any kind, discharge or pay its liabilities, and do all other acts appropriate to liquidate its business; provided that any sale, conveyance, assignment, exchange, merger in which the Trust is not the survivor, transfer or other disposition of all or substantially all the Trust Property of the Trust shall require approval of the principal terms of the transaction and the nature and amount of the consideration by Shareholders with the same vote as required to open-end the Trust.

(iii) After paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities and refunding agreements, as they deem necessary for their protection, the Trustees may distribute the remaining Trust Property, in cash or in kind or partly each, among the Shareholders according to their respective rights.

(b) After the winding up and termination of the Trust and distribution to the Shareholders as herein provided, a majority of the Trustees shall execute and lodge among the records of the Trust an instrument in writing setting forth the fact of such termination and shall execute and file a certificate of cancellation with the Secretary of State of the State of Delaware. Upon termination of the Trust, the Trustees shall thereupon be discharged from all further liabilities and duties hereunder, and the rights and interests of all Shareholders shall thereupon cease.

Unless terminated as provided herein, the Trust shall continue without limitation of time. The Trust may be dissolved at any time by the Trustees by written notice to the Shareholders. Any Series of Shares may be dissolved at any time by the Trustees by written notice to the Shareholders of such Series. Any Class may be terminated at any time by the Trustees by written notice to the Shareholders of such Class. Any action to dissolve the Trust shall be deemed to also be an action to dissolve each Series, and to terminate each Class.

In accordance with Section 3808 of the Delaware Act, upon the requisite action by the Trustees to dissolve the Trust or any one or more Series of Shares after paying or otherwise providing for all charges, taxes, expenses and liabilities, whether due or accrued or anticipated, of the Trust or of the particular Series as may be determined by the Trustees, the Trust shall in accordance with such procedures as the Trustees consider appropriate reduce the remaining assets of the Trust or of the affected Series to distributable form in cash or Shares (if any Series remain) or other securities, or any combination thereof, and distribute the proceeds to the Shareholders of the Trust or any applicable Series, ratably according to the number of Shares of the Trust or such Series held by the several Shareholders of the Trust or such Series on the date of distribution. Thereupon, the Trust and/or any affected Series shall terminate and the Trustees and the Trust shall be discharged of any and all further liabilities and duties relating thereto or arising therefrom, and the right, title and interest of all parties with respect to the Trust and/or such Series shall be canceled and discharged. Upon the requisite action by the Trustees to terminate any Class, the Trustees may, to the extent they deem it appropriate, follow the procedures set forth in this Section 8.2(b) with respect to such Class that are specified in connection with the dissolution and winding up of the Trust or any Series of Shares. Alternatively, in connection with the termination of any Class, the Trustees may treat such termination as a redemption of the Shareholders of such Class effected pursuant to Section 6.2(c) of this Declaration of Trust provided that the costs relating to the termination of such Class shall be included in the determination of the net asset value of the Shares of such Class for purposes of determining the redemption price to be paid to the Shareholders of such Class (to the extent not otherwise included in such determination). In connection with the dissolution and liquidation of the Trust or any Series and in connection with the termination of any Class, the Trustees may provide for the establishment of a liquidating trust or similar vehicle.

Following completion of winding up of the Trust’s business, the Trustees shall cause a certificate of cancellation of the Trust’s Certificate of Trust to be filed in accordance with the Delaware Act, which certificate of cancellation may be signed by any one Trustee. Upon the filing of such certificate of cancellation, the Trust shall terminate, the Trustees shall be discharged of any and all further liabilities and duties relating thereto or arising therefrom, and the right, title and interest of all parties with respect to the Trust shall be canceled and discharged.

In both Trusts, Trustees have the power to terminate the trust and wind up the assets.

CATEGORY	THE ACQUIRED FUND – SALIENT MIDSTREAM & MLP FUND (“SMM”)	THE ACQUIRING FUND TRUST – SALIENT MF TRUST (“SMFT”)	KEY DIFFERENCES BETWEEN THE TRUSTS
Number of Authorized Shares; Par Value	Unlimited, par value $.01 per share.	Unlimited, par value $0.001 per share.	SMFT has a par value that is much smaller than SMM.
Shareholder Proxies	At any meeting of Shareholders, any holder of Shares entitled to vote thereat may vote by properly executed proxy, provided that no proxy shall be voted at any meeting unless it shall have been placed on file with the Secretary, or with such other officer or agent of the Trust as the Secretary may direct, for verification prior to the time at which such vote shall be taken. Pursuant to a resolution of a majority of the Trustees, proxies may be solicited in the name of one or more Trustees or one or more of the officers or employees of the Trust. No proxy shall be valid after the expiration of 11 months from the date thereof, unless otherwise provided in the proxy. Only Shareholders of record shall be entitled to vote. Each full Share shall be entitled to one vote and fractional Shares shall be entitled to a vote of such fraction. When any Share is held jointly by several persons, any one of them may vote at any meeting in person or by proxy in respect of such Share, but if more than one of them shall be present at such meeting in person or by proxy, and such joint owners or their proxies so present disagree as to any vote to be cast, such vote shall not be received in respect of such Share. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving invalidity shall rest on the challenger. If the holder of any such Share is a minor or a person of unsound mind, and subject to guardianship or to the legal control of any other person as regards the charge or management of such Share, he may vote by his guardian or such other person appointed or having such control, and such vote may be given in person or by proxy.

Every Shareholder entitled to vote for trustees or on any other matter shall have the right to do so either in person or by one or more agents authorized by a written proxy signed by the Shareholder and filed with the secretary of the Trust; provided, that an alternative to the execution of a written proxy may be permitted as provided in the second paragraph of this Section 10. A proxy shall be deemed signed if the Shareholder’s name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission or otherwise) by the Shareholder or the Shareholder’s attorney-in-fact. A validly executed proxy which does not state that it is irrevocable shall continue in full force and effect unless (i) revoked by the Shareholder executing it by a written notice delivered to the Trust prior to the exercise of the proxy or by the Shareholder’s execution of a subsequent proxy or attendance and vote in person at the meeting; or (ii) written notice of the death or incapacity of the Shareholder is received by the Trust before the proxy’s vote is counted; provided, however, that no proxy shall be valid after the expiration of eleven (11) months from the date of the proxy unless otherwise provided in the proxy. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of the General Corporation Law of the State of Delaware.

With respect to any Shareholders’ meeting, the Board may act to permit the Trust to accept proxies by any electronic, telephonic, computerized, telecommunications or other reasonable alternative to the execution of a written instrument authorizing the proxy to act, provided the Shareholder’s authorization is received within eleven (11) months before the meeting. A proxy with respect to shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity shall rest with the challenger.

CATEGORY	THE ACQUIRED FUND – SALIENT MIDSTREAM & MLP FUND (“SMM”)	THE ACQUIRING FUND TRUST – SALIENT MF TRUST (“SMFT”)	KEY DIFFERENCES BETWEEN THE TRUSTS
Trustee / Director Power to Amend Organizational Documents

This Declaration may be amended, after a majority of the Trustees have approved a resolution therefor, by the affirmative vote of the holders of not less than a majority of the affected Shares. The Trustees also may amend this Declaration without any vote of Shareholders of any class of series to divide the Shares of the Trust into one or more classes or additional classes, or one or more series of any such class or classes, to change the name of the Trust or any class or series of Shares, to make any change that does not adversely affect the relative rights or preferences of any Shareholder, as they may deem necessary, or to conform this Declaration to the requirements of the 1940 Act or any other applicable federal laws or regulations including pursuant to Section 6.2 or the requirements of the regulated investment company provisions of the Code, but the Trustees shall not be liable for failing to do so.

No amendment may be made to Section 2.1, Section 2.2, Section 2.3, Section 3.9, Section 5.1, Section 5.2, Section 11.2(a), this Section 11.3, Section 11.4, Section 11.6 or Section 11.7 of this Declaration and no amendment may be made to this Declaration which would change any rights with respect to any Shares of the Trust by reducing the amount payable thereon upon liquidation of the Trust or by diminishing or eliminating any voting rights pertaining thereto (except that this provision shall not limit the ability of the Trustees to authorize, and to cause the Trust to issue, other securities pursuant to Section 6.2), except after a majority of the Trustees have approved a resolution therefor, by the affirmative vote of the holders of not less than 75% of the Shares of each affected class or series outstanding, voting as separate classes or series, unless such amendment has been approved by 80% of the Trustees, in which case approval by a Majority Shareholder Vote shall be required.  Nothing contained in this Declaration shall permit the amendment of this Declaration to impair the exemption from personal liability of the Shareholders, Trustees, officers, employees and agents of the Trust or to permit assessments upon Shareholders.

These By-Laws may be restated and/or amended at any time, without the approval of the Shareholders, by an instrument in writing signed by, or a resolution of, a majority of the then Board.

This Declaration of Trust may be restated and/or amended at any time by (i) an instrument in writing signed by a majority of the Trustees then holding office or (ii) adoption by a majority of the Trustees then holding office of a resolution specifying the restatement and/or amendment. Any such restatement and/or amendment hereto shall be effective immediately upon such execution or adoption. No vote or consent of any Shareholder shall be required for any amendment to this Declaration of Trust except (i) as determined by the Trustees in their sole discretion or (ii) as required by federal law including the 1940 Act, but only to the extent so required. The Certificate of Trust of the Trust may be restated and/or amended by any Trustee as necessary or desirable to reflect any change in the information set forth therein, and any such restatement and/or amendment shall be effective immediately upon filing with the Office of the Secretary of the State of Delaware or upon such future date as may be stated therein. Notwithstanding anything else herein, no amendment hereof shall limit the rights to insurance provided by Article VII of this Declaration of Trust with respect to any acts or omissions of Persons covered thereby prior to such amendment nor shall any such amendment limit the rights to indemnification and advancement referenced in Article VII of this Declaration of Trust with respect to any actions or omissions of Persons covered thereby prior to such amendment.

These By-Laws may be restated and/or amended at any time, without the approval of the Shareholders, by an instrument in writing signed by, or a resolution of, a majority of the then Board.

SMM gives shareholders the power to amend the Declaration of Trust by majority vote, as well as provide the Trustees to amend the Declaration of Trust without shareholder approval.

SMFT does not give shareholders the power to amend the Declaration of Trust, but, like SMM, it does give Trustees the power to amend the Declaration of Trust without shareholder approval.

CATEGORY	THE ACQUIRED FUND – SALIENT MIDSTREAM & MLP FUND (“SMM”)	THE ACQUIRING FUND TRUST – SALIENT MF TRUST (“SMFT”)	KEY DIFFERENCES BETWEEN THE TRUSTS
Involuntary Redemption of Accounts	The Shares of the Trust are not redeemable by the holders.
Shareholder Action by Written Consent

Any action which may be taken at any meeting of Shareholders may be taken without a meeting and without prior notice if a consent or consents in writing setting forth the action so taken is signed by the holders of Shares having not less than the minimum number of votes that would be necessary to authorize or take that action at a meeting at which all Shares entitled to vote on that action were present and voted. All such consents shall be filed with the secretary of the Trust and shall be maintained in the Trust’s records. Any Shareholder giving a written consent or the Shareholder’s proxy-holders or a transferee of the Shares or a personal representative of the Shareholder or its respective proxy-holder may revoke the consent by a writing received by the secretary of the Trust before written consents of the number of Shares required to authorize the proposed action have been filed with the secretary.

If the consents of all Shareholders entitled to vote have not been solicited in writing and if the unanimous written consent of all such Shareholders shall not have been received, the secretary shall give prompt notice of the action taken without a meeting to such Shareholders. This notice shall be given in the manner specified in the By-Laws.

		Unless the 1940 Act requires that a particular action be taken only at a meeting at which the Trustees are present in person, any action to be taken by the Trustees at a meeting may be taken without such meeting by the written consent of a majority of the Trustees then in office. Any such written consent may be executed and given by telecopy or similar electronic means. Such written consents shall be filed with the minutes of the proceedings of the Trustees. If any action is so taken by the Trustees by the written consent of less than all of the Trustees, prompt notice of the taking of such action shall be furnished to each Trustee who did not execute such written consent, provided that the effectiveness of such action shall not be impaired by any delay or failure to furnish such notice.	SMM provides for Shareholder Action by Written Consent, whereas SMFT provides for Trustee Action by Written Consent

CATEGORY	THE ACQUIRED FUND – SALIENT MIDSTREAM & MLP FUND (“SMM”)	THE ACQUIRING FUND TRUST – SALIENT MF TRUST (“SMFT”)	KEY DIFFERENCES BETWEEN THE TRUSTS
Reports

The Trustees shall cause to be prepared at least annually and more frequently to the extent and in the form required by law, regulation or any exchange on which Trust Shares are listed a report of operations containing a balance sheet and statement of income and undistributed income of the Trust prepared in conformity with generally accepted accounting principles and an opinion of an independent public accountant on such financial statements.  Copies of such reports shall be mailed to all Shareholders of record within the time required by the 1940 Act, and in any event within a reasonable period preceding the meeting of Shareholders.  The Trustees shall, in addition, furnish to the Shareholders at least semi-annually to the extent required by law, interim reports containing an unaudited balance sheet of the Trust as of the end of such period and an unaudited statement of income and surplus for the period from the beginning of the current fiscal year to the end of such period.

	None.	SMM requires Trustees to prepare annual report of operations and financial logistics.

STATEMENT OF ADDITIONAL INFORMATION

[ ], 2022

Relating to the Reorganization of

SALIENT MIDSTREAM & MLP FUND

With and into

SALIENT MLP & ENERGY INFRASTRUCTURE FUND,

a series of Salient MF Trust

4265 San Felipe, 8th Floor

Houston, Texas 77027

Telephone No.: 1-713-993-4001

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Proxy Statement/Prospectus dated [ ] (the “Proxy Statement/Prospectus”) relating to the proposed reorganization of Salient Midstream & MLP Fund (NYSE Ticker: SMM), a Delaware statutory trust and a closed-end management investment company (the “Acquired Fund”), into Salient MLP & Energy Infrastructure Fund (the “Acquiring Fund”), a series of Salient MF Trust, a Delaware statutory trust and an open-end management investment company (the “Reorganization”). The Acquiring Fund and Acquired Fund are each also referred to in this Statement of Additional Information individually as a “Fund” and collectively as the “Funds.” References to “we” “us” or “our” in this Statement of Additional Information are references to Acquiring Fund, except where context dictates otherwise.

A copy of the Proxy Statement/Prospectus may be obtained, without charge, by calling 1-866-667-9228 or on the Securities and Exchange Commission’s (“SEC”) website (www.sec.gov). Unless otherwise defined herein, capitalized terms have the meanings given to them in the Proxy Statement/Prospectus.

In the Reorganization, the Acquired Fund will contribute all of its assets to the Acquiring Fund in exchange for Class A shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund and shareholders of the Acquired Fund will become shareholders of the Acquiring Fund. As a result of the Reorganization, each common share of the Acquired Fund will be replaced with Class A shares of the Acquiring Fund. The aggregate net asset value (“NAV”) of the Acquiring Fund’s Class A shares received by the Acquired Fund common shareholders in the Reorganization will equal the aggregate NAV of the Acquired Fund common shares held on the business day immediately prior to closing of the Reorganization, less the costs of the Reorganization attributable to their common shares. The Acquired Fund will cease its separate existence under Delaware law and terminate its registration under the Investment Company Act of 1940, as amended (“1940 Act”). The Acquiring Fund will continue to operate after the Reorganization as a registered, non-diversified, open-end management investment company with the investment objectives and policies described in this Statement of Additional Information.

HISTORY OF THE FUNDS

Salient Midstream & MLP Fund (the “Acquired Fund”), was organized on May 24, 2012 as a Delaware statutory trust under the laws of the State of Delaware and is a non-diversified, closed-end investment management company registered under the 1940 Act. The Acquired Fund is authorized to issue an unlimited number of common shares of beneficial interest. The Acquired Fund’s common shares are listed on the New York Stock Exchange (“NYSE”) under the symbol “SMM.”

Salient MF Trust (the “Acquiring Trust”) was organized on November 15, 2011 as a Delaware statutory trust under the laws of the State of Delaware and is an open-end investment management company registered under the 1940 Act. The Acquiring Trust presently has two series, the Acquiring Fund and Salient Tactical Plus Fund, which is not involved in this Reorganization. The capitalization of the Acquiring Trust consists of an unlimited number of shares of beneficial interest with no par value per share. The Acquiring Fund offers Class A, Class C, Class I, and Class R6 shares, although only Class A shares are involved in this Reorganization. The Acquiring Fund has elected to qualify as a non-diversified series of the Acquiring Trust.

INVESTMENT OBJECTIVE AND INVESTMENT LIMITATIONS

The following table details the fundamental and non-fundamental investment limitations for the Acquired Fund and the Acquiring Fund. While shareholder approval is required to change a fundamental limitation, non-fundamental limitations may be changed by a Fund’s Board of Trustees (each, a “Board”) without shareholder approval.

Both Funds pursue investment objectives of total return, though the exact language between the two funds differs in the manner in which total return is sought and framed. In addition, the objective is fundamental for the Acquired Fund, but non-fundamental for the Acquiring Fund.

There are no material differences between the fundamental limitations of the Funds, though the language used and certain detailed explanations of limitations may differ between the Funds. In particular, both Funds concentrate in the energy and energy infrastructure industries, but the Acquired Fund policy includes additional detail about specific investment types through which this concentration policy is implemented. In addition, neither Fund is permitted to purchase or sell commodities except in specifically enumerated circumstances, and the Acquiring Fund includes an additional exception for transactions made through a vehicle whereby the risk of loss is not greater than the investment therein that is not included for the Acquired Fund.

In addition, the Acquired Fund identifies a number of investment strategies as non-fundamental policies while the Acquired Fund does not have any corresponding policies identified in this manner.

	Acquired Fund	Acquiring Fund
Objective

The Acquired Fund’s investment objective is to provide a high level of total return with an emphasis on making quarterly cash distributions to its common shareholders.

The Acquired Fund’s investment objective is fundamental and therefore may not be changed without the approval of shareholders.

The Acquiring Fund seeks to maximize total return (capital appreciation and income).

The Acquiring Fund’s investment objective is non-fundamental and can be changed without the approval of shareholders.

Fundamental Policies

Real Estate	The Acquired Fund may not purchase or sell real estate unless acquired as a result of the ownership of securities or other instruments; provided, however, that this restriction does not prevent the Acquired Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.	The Acquiring Fund cannot purchase or sell real estate except insofar as such transaction is made through a vehicle whereby the risk of loss is not greater than the investment therein, although it may purchase and sell securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.

Commodities	The Acquired Fund may not purchase or sell commodities as defined in the Commodity Exchange Act, as amended, and the rules and regulations thereunder, unless acquired as a result of the ownership of securities or other instruments; provided, however, that this restriction does not prevent the Acquired Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.	The Acquiring Fund cannot make a direct purchase or sale of physical commodities and commodity contracts, except: (a) insofar as such transaction is made through a vehicle whereby the risk of loss is not greater than the investment therein; and (b) it may: (i) enter into futures contracts and options thereon in accordance with applicable law; and (ii) purchase or sell physical commodities if acquired as a result of ownership of securities or other instruments. The Acquiring Fund will not consider stock index, currency and other financial futures contracts, swaps, or hybrid instruments to be commodities for purposes of this investment policy.

	Acquired Fund	Acquiring Fund
Borrowing & Senior Securities	The Acquired Fund may not borrow money or issue senior securities, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.	To the extent permitted by the 1940 Act, the rules and regulations thereunder, or interpretations, orders, or other guidance provided by the SEC or its staff, the Acquiring Fund can borrow money or issue any senior security, to the extent permitted under the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

Lending	The Acquired Fund may not make loans to other persons except (a) through the lending of the Acquired Fund’s portfolio securities, (b) through the purchase of debt obligations, loan participations and/or engaging in direct corporate loans in accordance with the Acquired Fund’s investment objective and policies, and (c) to the extent the entry into a repurchase agreement is deemed to be a loan. The Acquired Fund may also make loans to other investment companies to the extent permitted by the 1940 Act or any exemptions therefrom which may be granted by the SEC.	The Acquiring Fund can make loans only as permitted under the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

Underwriting	The Acquired Fund may not act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, the Acquired Fund may be deemed to be an underwriter under applicable securities laws.	The Acquiring Fund cannot act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

Concentration	The Acquired Fund will concentrate the Acquired Fund’s investments in the energy and energy infrastructure industries through investments in master limited partnerships (“MLPs”), Energy Companies, Midstream MLPs, Midstream Companies and Other Energy Companies; and the Acquired Fund may not concentrate the Acquired Fund’s investments in any other particular “industry” as that term is used in the 1940 Act and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.	Acquiring Fund will invest 25% or more of the value of its total assets in the securities of issuers in the energy and energy infrastructure industries; and the Acquiring Fund cannot invest 25% or more of the value of its total assets in the securities of issuers in any other single industry or group of industries, except that securities issued by the U.S. Government, its agencies or instrumentalities and repurchase agreements collateralized by securities issued by the U.S. Government, its agencies or instrumentalities may be purchased without limitation, and the Acquiring Fund may invest substantially all of its investable assets in one or more registered investment companies. For purposes of this investment restriction, registered investment companies are not considered part of any industry or group of industries. However, for purposes of determining industry concentration, if the Acquiring Fund invests in affiliated underlying registered investment companies, the Acquiring Fund will treat the assets of the underlying registered investment companies as if held directly by the Acquiring Fund. Further, if the Acquiring Fund invests in unaffiliated underlying investment companies, the Acquiring Fund will consider the concentration of the underlying investment companies for purposes of determining compliance with its own concentration policy.

	Acquired Fund	Acquiring Fund
Non-Fundamental Policies

Investing Through a Subsidiary Vehicle	N/A	As a non-fundamental and additional policy, the Acquiring Fund may pursue the investment program through one or more subsidiary vehicles. The establishment of such vehicles and the Acquiring Fund’s utilization thereof is wholly within the discretion of the Board. To the extent applicable to the investment activities of the Acquiring Fund’s respective subsidiary, the subsidiary will be subject to the same fundamental investment restrictions and will follow the same compliance policies and procedures as the Acquiring Fund.

Equity Securities	The Acquired Fund will invest in equity securities such as common units, preferred units, subordinated units, general partner interests, common shares, preferred shares and convertible securities in MLPs, Energy Companies, Midstream MLPs, Midstream Companies and Other Energy Companies.	N/A

Equity or Debt Securities of MLPs	The Acquired Fund may directly invest up to but not more than 25% (or such higher amount as permitted by any applicable tax diversification rules) of its total assets (which represents 37.5% net assets) in equity or debt securities of MLPs. This limit does not apply to securities issued by MLP Affiliates that are not treated as publicly traded partnerships for U.S. federal income tax purposes, or investments made into MLPs by any of the Acquired Fund’s subsidiary corporations taxable under Subchapter C of the Code, owned by the Acquired Fund (“subsidiary C corporation”).	N/A

Subsidiary C Corporations Equity or Debt Securities of MLPs	The Acquired Fund may invest up to but not more than 25% of its total assets (which represents 37.5% net assets) into subsidiary C corporations which in turn may invest up to 100% of their assets into equity or debt securities of MLPs.	N/A

Unregistered or Restricted Securities of MLPs and Midstream Companies	The Acquired Fund may invest up to but not more than 30% of its total assets (which represents 45% of net assets) in unregistered, or otherwise restricted securities of MLPs and Midstream Companies and in interests in private investments in public equities (“PIPEs”). For purposes of this limitation, “restricted securities” include (i) registered securities of public companies subject to a lock-up period, (ii) unregistered securities of public companies with registration rights, (iii) unregistered securities of public companies that become freely tradable with the passage of time, or (iv) securities of privately held companies. However, no more than 10% of its total assets (which represents 15% of net assets) may be invested in equity securities of privately held companies. For purposes of the foregoing, a registered security subject to such a lock-up period will no longer be considered a “restricted security” upon expiration of the lock-up period, an unregistered security of a public company with registration rights will no longer be considered a “restricted security” when such security is registered, and an unregistered security of a public company that becomes freely tradable with the passage of time will no longer be considered a “restricted security” upon the elapse of the requisite time period.	N/A

	Acquired Fund	Acquiring Fund
Debt Securities of Energy Companies	The Acquired Fund may invest up to but not more than 25% (which represents 37.5% of net assets) of its total assets in debt securities of Energy Companies. All or a portion of the Acquired Fund’s debt securities may be rated below investment grade (BB+/Ba1 or lower) by a nationally recognized ratings agency at the time of investment, and no more than 10% of the Acquired Fund’s total assets (which represents 15% of net assets) may be invested in debt securities rated CCC+/Caa1 or lower. Debt securities that are rated below investment grade are commonly referred to as “high yield” or “junk.” Investing in junk bonds is speculative and presents a high degree of risk. For the purposes of determining if an investment satisfies this test, the Adviser will look to the highest credit rating from a nationally recognized ratings agency on such debt investment.	N/A

Subsidiary C Corporation Owned by the Fund	The Acquired Fund may invest up to, but not more than, 10% of its total assets (which represents 15% of net assets) in any single issuer other than any subsidiary C corporation owned by the Acquired Fund.	N/A

Call Covered options	The Acquired Fund may write call covered options on up to 30% of the value of total assets in its portfolio (which represents 45% net assets) for the purpose of generating realized gains as part of the Acquired Fund’s hedging strategy.	N/A

Leverage	The Acquired Fund may utilize financial leverage, which may include the use of bank debt and other forms of borrowings (“Indebtedness”) and the issuance of senior securities or preferred shares (together with Indebtedness, “Financial Leverage”) and expects to utilize Financial Leverage in an amount that represents approximately 25% of its total assets (which represents approximately 33% of net assets). However, as market conditions develop, the Acquired Fund may use Financial Leverage in amounts that represent greater than 25% of its total assets to the extent permitted by the 1940 Act. Currently, the Acquired Fund does not intend to issue preferred shares, although it may determine to do so in the future. The Acquired Fund also may utilize derivatives and other portfolio techniques (such as short selling and uncovered call writing) that have the economic effect of leverage by creating additional investment exposure. “Effective leverage” is the combination of the amount of leverage in the Acquired Fund’s capital structure plus the amount of leverage from any such derivatives and other portfolio techniques. The Acquired Fund anticipates that its effective leverage ratio will vary from time to time, based upon changes in market conditions and variations in the value of the portfolio’s holdings. To the extent obligations created by the Acquired Fund’s use of leverage may be deemed to constitute senior securities, the Acquired Fund will segregate or earmark liquid assets with its custodian in accordance with 1940 Act Release No. 10666 (Apr. 18, 1979) to cover these obligations. The Acquired Fund’s effective leverage will not exceed 40% of the Acquired Fund’s total assets. The Acquired Fund currently anticipates that it will enter into at least one credit facility that may represent an amount up to 33 1/3% of total assets (which represents 50% of net assets).	N/A

INVESTMENT STRATEGIES

The investment objectives and principal investment policies of the Funds are described in the Proxy Statement/Prospectus. Additional information concerning the characteristics of certain of the Funds’ investments is set forth below. As shown below, as of the as of the date of the closing of the Reorganization (the “Closing Date”), the Funds have substantially similar investment strategies and invest primarily in securities of MLPs and energy infrastructure companies. As of June 30, 2022, approximately 80% of the Acquired Fund’s total assets were invested in the same securities held by the Acquiring Fund.

	Acquired Fund	Acquiring Fund
Principal investment strategies

Description of Midstream Assets

Midstream Assets are the assets used by Energy Companies in performing services related to energy logistics. These assets provide the link between the source point of energy products, such as natural gas and natural gas liquids and oil (i.e., where it is produced), and the end users (i.e., where it is consumed). Midstream Assets include those assets used in transporting, storing, gathering, processing, distributing, marketing and/or delivering of natural gas, natural gas liquids, crude oil or refined products or coal.

Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in securities of MLPs and Energy Infrastructure Companies. The Fund will invest in equity securities such as common units, preferred units, subordinated units, general partner interests, common shares, preferred shares and convertible securities in MLPs and Energy Infrastructure Companies. There are no limitations on the credit quality of the convertible securities in which the Fund may invest. The Fund also may invest in investment grade debt securities issued by MLPs and Energy Infrastructure Companies of any maturity. The Fund may invest in MLPs and Energy Infrastructure Companies of any market capitalization ranges. Energy Infrastructure Companies include renewable energy companies engaged in renewable energy electricity generation (wind, solar, hydrogen, geothermal, biomass, etc.), renewable storage and transmission, renewable energy equipment development manufacturing, electrified transport, biofuel production or energy efficiency solutions (including smart grid). The Fund is non-diversified, which means that it may invest in a limited number of issuers.

Acquired Fund	Acquiring Fund

Natural gas related Midstream Assets serve to collect natural gas from the wellhead in small diameter pipelines, known as gathering systems. After natural gas is gathered, it can be either delivered directly into a natural gas pipeline system or to gas processing and treatment plants for removal of natural gas liquids and impurities. After being processed, resulting “residue” natural gas is transported by large diameter intrastate and interstate pipelines across the United States to satisfy end-user demand. During the transportation process, natural gas may be placed in storage facilities, which may consist of salt caverns, aquifers and depleted gas reservoirs, for withdrawal at a later date. Finally, after being transported by the intrastate and interstate pipelines, natural gas enters small diameter distribution lines pipelines, usually owned by local utilities, for delivery to consumers of such natural gas.

Similarly, Midstream Assets transport crude oil by pipeline and truck and ships from the wellhead to the refinery. At the refinery, oil is refined into gasoline, distillates (such as diesel and heating oil) and other refined products. Refined products are then transported by pipeline from the refinery to storage terminals and are ultimately transported to end users such as gas stations, airports and other industrial users.

Owners of Midstream Assets generally do not own the energy products flowing through their assets and, as a result, are not directly exposed to commodity price risk. Instead, Midstream Assets often charge a fee determined primarily by volume handled and service provided. Furthermore, the fee charged for such service is often regulated by the Federal Energy Regulatory Commission (“FERC”) or a similar state agency.

Description of MLPs

MLPs are entities that are publicly traded and are treated as partnerships for U.S. federal income tax purposes. (This discussion does not apply to securities issued by MLP affiliates that are not treated as publicly traded partnerships for U.S. federal income tax purposes.) MLPs are typically structured as limited partnerships or as limited liability companies treated as partnerships. The units for these entities are listed and traded on a U.S. securities exchange. To qualify as a MLP, the entity must receive at least 90% of its gross income from qualifying sources as set forth in Section 7704(d) of the Code. These qualifying sources include natural resource-based activities such as the exploration, development, mining, production, processing, refining, transportation, storage, gathering, processing, distribution and marketing of mineral or natural resources. Limited partnerships have two classes of interests: general partner interests and limited partner interests. The general partner typically controls the operations and management of the partnership through an equity interest in the partnership (typically up to 2% of total equity). Limited partners own the remainder of the partnership and have a limited role in the partnership’s operations and management.

MLPs are entities structured as master limited partnerships. Master limited partnerships are limited partnerships and limited liability companies that are publicly traded and are treated as partnerships for federal income tax purposes. The units for these entities are listed and traded on a U.S. securities exchange. To qualify as a master limited partnership, the entity must receive at least 90% of its gross income from qualifying sources as set forth in Section 7704(d) of the Code. These qualifying sources include natural resource-based activities such as the exploration, development, mining, production, processing, refining, transportation, storage, gathering, processing, distribution and marketing of mineral or natural resources. Limited partnerships have two classes of interests: general partner interests and limited partner interests. The general partner typically controls the operations and management of the partnership through an equity interest in the partnership (typically up to 2% of total equity). Limited partners own the remainder of the partnership and have a limited role in the partnership’s operations and management.

Master limited partnerships organized as limited partnerships generally have a general partner interest and two classes of limited partner interests – common units and subordinated units. The general partner interest may be held by either a private or publicly traded corporation or other entity. In many cases, the general partner owns common units, subordinated units and incentive distribution rights (“IDRs”) in addition to its general partner interest in the master limited partnership. Master limited partnerships are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common units also accrue arrearages in distributions to the extent the MQD is not paid while any subordinated units remain outstanding. Once common units have been paid, subordinated units receive distributions in an amount up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD that is paid with respect to both common and subordinated units generally is distributed to both common and subordinated units on a pro rata basis.

Acquired Fund	Acquiring Fund

MLPs organized as limited partnerships generally have a general partner interest and two classes of limited partner interests—common units and subordinated units. The general partner interest may be held by either a private or publicly traded corporation or other entity. In many cases, the general partner owns common units, subordinated units and incentive distribution rights (“IDRs”) in addition to its general partner interest in the MLP.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common units also accrue arrearages in distributions to the extent the MQD is not paid while any subordinated units remain outstanding. Once common units have been paid, subordinated units receive distributions in an amount up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD that is paid with respect to both common and subordinated units generally is distributed to both common and subordinated units on a pro rata basis. Whenever a distribution is paid to either common unitholders or subordinated unitholders, the general partner is paid a proportional distribution. The holders of IDRs (usually the general partner) are eligible to receive incentive distributions if the general partner operates the business in a manner that results in distributions paid per unit surpassing specified target levels. As cash distributions to the limited partners increase, the IDRs receive an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the IDRs can reach a tier where the holder receives 48% of every incremental dollar paid to partners. These IDRs encourage the general partner to streamline costs, make investments and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of such MLP.

Whenever a distribution is paid to common unitholders or subordinated unitholders, the general partner is paid a proportional distribution. The holders of IDRs (usually the general partner) are eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per unit surpassing specified target levels. As cash distributions to the limited partners increase, the IDRs receive an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the IDRs can reach a tier where the holder receives 48% of every incremental dollar paid to partners. These IDRs encourage the general partner to streamline costs, make investments and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of such master limited partnership.

The master limited partnerships in which the Fund may directly or indirectly invest are currently classified as Midstream MLPs and MLPs other than Midstream MLPs that operate (i) other assets that are used in the energy sector, including assets used in exploring developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity, or (ii) that provide energy related services. As described below, the Fund further sub-categorizes these master limited partnerships into the following groups:

Acquired Fund	Acquiring Fund

The MLPs in which the Fund may directly or indirectly invest are currently classified by the Fund as Midstream MLPs and MLPs other than Midstream MLPs that operate (i) other assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity, or (ii) that provide energy related services. As described below, the Fund further sub-categorized these MLPs into the following groups:

Midstream MLPs own and operate the logistical assets used in the energy sector and are engaged in (a) the treating, gathering, compression, processing, transmission and storage of natural gas and the transportation, fractionation and storage of natural gas liquids (primarily propane, ethane, butane and natural gasoline); (b) the gathering, transportation and storage of crude oil; and (c) the transportation and storage of refined products (primarily gasoline, diesel fuel and jet fuel) and other hydrocarbon by-products. Midstream MLPs may also operate ancillary businesses including the marketing of commodities and logistical services. Midstream MLPs include MLPs that provide transportation and distribution services of energy-related products through the ownership and operation of marine transportation vessels (including tankers, barges and tugboats).

MLPs other than Midstream MLPs that operate other assets (i) that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity, or (ii) that provide energy related services. Such MLPs can be classified into one of the following groups:

Midstream MLPs own and operate the logistical assets used in the energy sector and are engaged in (a) the treating, gathering, compression, processing, transmission and storage of natural gas and the transportation, fractionation and storage of natural gas liquids (primarily propane, ethane, butane and natural gasoline); (b) the gathering, transportation (including marine) and storage of crude oil; and (c) the transportation and storage of refined products (primarily gasoline, diesel fuel and jet fuel) and other hydrocarbon by-products. Midstream MLPs may also operate ancillary businesses including the marketing of commodities and logistical services. Midstream MLPs include MLPs that provide transportation and distribution services of energy-related products through the ownership and operation of marine transportation vessels (including tankers, barges and tugboats). Midstream MLPs also include (a) General Partner MLPs whose assets consist of ownership interests of an affiliated Midstream MLP and (b) MLP Affiliates of Midstream MLPs.

MLPs other than Midstream MLPs that operate (i) other assets that are used in the energy sector, including assets used in exploring developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity, or (ii) that provide energy related services. Such MLPs can be classified into one of the following groups:

(i)       “Upstream MLPs” are businesses engaged in the acquisition, exploitation, development and production of natural gas, natural gas liquids and crude oil. An Upstream MLP’s cash flow and distributions are driven by the amount of oil, natural gas, natural gas liquids and oil produced and the demand for and price of such commodities. As the underlying reserves of an Upstream MLP are produced, its reserve base is depleted. Upstream MLPs may seek to maintain or expand their reserves and production through the acquisition of reserves from other companies and the exploration and development of existing resources.

Acquired Fund	Acquiring Fund

“Upstream MLPs” are businesses engaged in the acquisition, exploitation, development and production of natural gas, natural gas liquids and crude oil. An Upstream MLP’s cash flow and distributions are driven by the amount of oil, natural gas, natural gas liquids and oil produced and the demand for and price of such commodities. As the underlying reserves of an Upstream MLP are produced, its reserve base is depleted. Upstream MLPs may seek to maintain or expand their reserves and production through the acquisition of reserves from other companies and the exploration and development of existing resources.

“Coal MLPs” are engaged in the owning, leasing, managing, production and sale of various grades of steam and metallurgical grades of coal. The primary use of steam coal is for electric generation (steam coal is used as a fuel for steam-powered generators by electrical utilities). The primary use of metallurgical coal is in the production of steel (metallurgical coal is used to make coke, which, in turn, is used as a raw material in the steel manufacturing process).

“Propane MLPs” are engaged in the distribution of propane to homeowners for space and water heating and to commercial, industrial and agricultural customers. Propane serves approximately 6% of the household energy needs in the United States, largely for homes beyond the geographic reach of natural gas distribution pipelines. Volumes are weather dependent and a majority of annual cash flow is earned during the winter heating season (October through March).

MLPs may also own other assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity or provide energy-related services, such as refining and distribution of specialty refined products. While these MLPs do not fit into one of the three categories listed above, they are publicly traded and generate qualified income and qualify for U.S. federal tax treatment as partnerships.

(ii)       “Coal MLPs” are engaged in the owning, leasing, managing, production and sale of various grades of steam and metallurgical grades of coal. The primary use of steam coal is for electric generation (steam coal is used as a fuel for steam-powered generators by electrical utilities). The primary use of metallurgical coal is in the production of steel (metallurgical coal is used to make coke, which, in turn, is used as a raw material in the steel manufacturing process).

(iii)       “Propane MLPs” are engaged in the distribution of propane to homeowners for space and water heating and to commercial, industrial and agricultural customers. Propane serves approximately 6% of the household energy needs in the United States, largely for homes beyond the geographic reach of natural gas distribution pipelines. Volumes are weather dependent and a majority of annual cash flow is earned during the winter heating season (October through March).

(iv)       Master limited partnerships may also own other assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity or provide energy-related services, such as refining and distribution of specialty refined products. While these master limited partnerships do not fit into one of the three categories listed above, they are publicly traded and generate qualified income and qualify for federal tax treatment as partnerships.

Energy Infrastructure Companies are companies, including affiliates of MLPs, that own and operate assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting (including marine), transmitting, terminal operation, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal, electricity, or renewable energy or that provide energy-related services. For purposes of this definition, such companies (i) derive at least 50% of their revenues or operating income from operating such assets or providing services for the operation of such assets or (ii) have such assets that represent the majority of their assets. These companies operate, among other things, assets used in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining, marketing or generation of natural gas, natural gas liquids, crude oil, refined petroleum products, coal, electricity or renewable energy.

Acquired Fund	Acquiring Fund

Description of Midstream Companies

Midstream Companies are companies that (i) derive at least 50% of their revenues or operating income from operating Midstream Assets or (ii) have Midstream Assets that represent a majority of their assets. These companies are typically structured as corporations and the common stock of such companies is typically listed and traded on a U.S. securities exchange. Often these companies are large, diversified Energy Companies with multiple operating divisions in addition to their midstream operations, such as exploration and production, electric generation and distribution and marketing and trading.

Description of Energy Companies

Energy Companies includes companies that (i) derive at least 50% of their revenues or operating income from operating assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity or providing services for the operation of such assets or (ii) have such assets that represent the majority of their assets. These companies operate, among other things, assets used in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining, marketing or generation of natural gas, natural gas liquids, crude oil, refined petroleum products, coal or electricity.

Energy Companies can be broadly divided into five groups:

Upstream: Companies engaged in exploring, developing and producing natural gas, natural gas liquids, crude oil and coal.

Midstream: Companies engaged in transporting, gathering, processing, distributing, marketing, storing and delivering natural gas, natural gas liquids, crude oil and refined products for use by end users.

Downstream: Companies engaged in refining and distributing crude oil and refined products to end customers.

Power: Companies engaged in generating, transmitting and distributing electricity.

Energy Infrastructure Companies can be broadly divided into five groups:

(i)       Upstream Companies engaged in exploring, developing and producing natural gas, natural gas liquids, crude oil and coal.

(ii)       Midstream Companies engaged in transporting, gathering, processing, storing and delivering natural gas, natural gas liquids, crude oil and refined products for use by end users.

(iii)       Downstream Companies engaged in refining, marketing and distributing crude oil and refined products to end customers.

(iv)       Power Companies engaged in generating, transmitting and distributing electricity, including companies that generate wind and solar power or provide services and equipment to enable power generation.

(v)       Energy Services Companies that provide services to the Upstream, Midstream, Downstream and Power sectors of the energy industry.

The Fund will invest at least 50% of its total assets in Midstream MLPs and Midstream Energy Infrastructure Companies.

Acquired Fund	Acquiring Fund

Energy Services: Companies that provide services to the Upstream, Midstream and Downstream sectors of the energy industry.

For the purpose of this Reorganization Statement of Additional Information, Other Energy Companies include all of the companies mentioned above except MLPs and Midstream Companies.

Description of Canadian Income Trusts

Canadian Income Trust means a qualified income trust designated by the Canada Revenue Agency that derives income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipeline transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources.

The Fund’s Use of Derivatives, Options and Hedging Strategies

Option Strategy. The Fund currently may write covered call options in an amount up to 30% of the value of total assets in its portfolio (which represents 45% of net assets) with the purpose of generating realized gains. The Fund also may write uncovered call options, in an amount up to 10% of the value of total assets in its portfolio (approximately 15% of net assets), and purchase put options as part of its hedging strategy (as discussed below). This option strategy is intended to generate returns from options premiums as a means to enhance distributions to the common shareholders. A call option on a security is a contract that gives the holder of such call option the right to buy the security underlying the call option from the writer of such call option at a specified price at any time during the term of the option. At the time the call option is sold, the writer of a call option receives a premium (or call premium) from the buyer of such call option. If the Fund writes a call option on a security, it will have the obligation upon exercise of such call option to deliver the underlying security upon payment of the exercise price. When the Fund writes a call option, an amount equal to the premium received by the Fund will be recorded as a liability and will be subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund as realized gains from investments on the expiration date. If the Fund repurchases a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund, as the writer of the option, bears the market risk of an unfavorable change in the price of the security underlying the written option. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. As the Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited. Separately, in the Fund’s hedging strategy, it may both write covered and uncovered call options and purchase put options to attempt to hedge various Fund investments and/or markets or indices, as well as interest rates. The Fund limits its use of uncovered calls to 10% of the value of total assets in its portfolio (which represents 15% of net assets). As a writer of uncovered calls, the Fund would be subject to the risk of unlimited losses.

Midstream MLPs are MLPs that principally own and operate assets used in energy logistics, including, but not limited to, assets used in transporting (including marine), storing, gathering, processing, distributing or marketing of natural gas, natural gas liquids, crude oil or refined products.

Midstream Energy Infrastructure Companies are companies, other than Midstream MLPs, that own and operate assets used in energy logistics, including, but not limited to, assets used in transporting (including marine), storing, gathering, processing, distributing or marketing of natural gas, natural gas liquids, crude oil or refined products.

The Fund may directly invest up to but not more than 25% (or such higher amount as permitted by any applicable tax diversification rules) of total assets in equity or debt securities of master limited partnerships. This limit does not apply to securities issued by MLP affiliates, which are not treated as publicly traded partnerships for federal income tax purposes.

The Fund may invest up to but not more than 25% of total assets, at the time of purchase, in a wholly-owned subsidiary.

•          The Fund may invest up to but not more than 15% of total assets in debt securities of Energy Infrastructure Companies.

•          The Fund may invest up to but not more than 10% of total assets in any single issuer.

•          The Fund may invest up to 15% of net assets in unregistered and other illiquid securities.

•          The Fund may engage in covered call writing. The Fund currently expects to write call options for the purpose of generating realized gains or reducing the Fund’s ownership of certain securities. The Fund will only write call options on securities that the Fund holds in its portfolio (i.e., covered calls). To a lesser extent, the Fund currently expects to write call options for the purpose of generating additional income and realized gains or reducing the Fund’s ownership of certain securities. A call option on a security is a contract that gives the holder of such call option the right to buy the security underlying the call option from the writer of such call option at a specified price at any time during the term of the option. At the time the call option is sold, the writer of a call option receives a premium (or call premium) from the buyer of such call option. If the Fund writes a call option on a security, the Funds has the obligation upon exercise of such call option to deliver the underlying security upon payment of the exercise price. When the Fund writes a call option, an amount equal to the premium received by the Fund will be recorded as a liability and will be subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund as realized gains from investments on the expiration date. If the Fund repurchases a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund, as the writer of the option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

Acquired Fund	Acquiring Fund

Uncovered Calls. The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing its entire premium invested in the call option. Although writing uncovered call options can have speculative characteristics, the Fund does not intend to speculate but to use such tactics in the Fund’s hedging strategies.

Interest Rate Swaps. The Fund currently expects to utilize hedging techniques such as interest rate swaps to mitigate potential interest rate risk on a portion of the Fund’s Financial Leverage. Such interest rate swaps would principally be used to protect the Fund against higher costs on the Fund’s Financial Leverage resulting from increases in short-term interest rates. The Fund anticipates that the majority of the Fund’s interest rate hedges will be interest rate swap contracts with financial institutions.

•         The Fund may borrow to purchase securities, which would have the effect of adding leverage to the portfolio

•         The Fund also may use various hedging and other risk management strategies to seek to manage various risks including market, credit and tail risks. Such hedging strategies would be utilized to seek to protect the value of the Fund’s portfolio, for example, against possible adverse changes in the market value of securities held in the portfolio. The Fund may execute its hedging and risk management strategy by engaging in a variety of transactions, including buying or selling options or futures contracts on indexes and entering into total return swap contracts.

Acquired Fund	Acquiring Fund

Use of Short Sales, Arbitrage and Other Derivative-Based Strategies. The Fund may use short sales, arbitrage and other strategies to try to generate additional return. As part of such strategies, the Fund may (i) engage in paired long-short trades to arbitrage pricing disparities in securities held in the Fund’s portfolio; (ii) purchase call options or put options; (iii) enter into total return swap contracts; or (iv) sell securities short. Paired trading consists of taking a long position in one security and concurrently taking a short position in another security within the same or an affiliated issuer. With a long position, the Fund purchase a stock outright; whereas with a short position, the Fund would sell a security that the Fund does not own and must borrow to meet the Fund’s settlement obligations. The Fund will realize a profit or incur a loss from a short position depending on whether the value of the underlying stock decreases or increases, respectively, between the time the stock is sold and when the Fund replaces the borrowed security. The Fund intends to limit its use of short sales to 30% of the value of total assets in the portfolio (which represents 45% net assets). A total return swap is a contract between two parties designed to replicate the economics of directly owning a security. The Fund may enter into total return swaps with financial institutions related to equity investments in certain MLPs and Canadian Income Trusts.

Other Risk Management Strategies. To a lesser extent, the Fund may use various hedging and other risk management strategies to seek to manage market risks. Such hedging strategies would be utilized to seek to protect against possible adverse changes in the market value of securities held in the Fund’s portfolio, or to otherwise protect the value of the Fund’s portfolio. The Fund may execute the Fund’s hedging and risk management strategy by engaging in a variety of transactions, including buying or selling options or futures contracts on indexes.

Temporary Defensive Position. During periods in which the Adviser determines that it is temporarily unable to follow the Fund’s investment strategy or that it is impractical to do so, the Fund may deviate from the Fund’s investment strategy and invest all or any portion of the Fund’s assets in cash or cash equivalents. The Adviser’s determination that it is temporarily unable to follow the Fund’s investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Fund’s investment strategy is extremely limited or absent. In such a case, Common Shares may be adversely affected and the Fund may not pursue or achieve the Fund’s investment objective.

Interest Rate Swaps. The Fund may utilize hedging techniques such as interest rate swaps to mitigate potential interest rate risk on any borrowings. Such interest rate swaps would principally be used to protect against higher costs on any borrowings resulting from increases in short-term interest rates. The majority of interest rate hedges would be interest rate swap contracts with financial institutions.

Use of Arbitrage and Other Derivative-Based Strategies. The Fund may use short sales, arbitrage and other strategies to try to generate additional return. As part of such strategies, the Fund may (i) engage in paired long-short trades to arbitrage pricing disparities in securities held in the Fund’s portfolio; (ii) purchase call options or put options; (iii) enter into total return swap contracts; or (iv) sell securities short. Paired trading consists of taking a long position in one security and concurrently taking a short position in another security within the same or an affiliated issuer. With a long position, the Fund purchases a stock outright; whereas with a short position, the Fund would sell a security that it does not own and must borrow to meet the Fund’s settlement obligations. The Fund will realize a profit or incur a loss from a short position depending on whether the value of the underlying stock decreases or increases, respectively, between the time the stock is sold and when the Fund replaces the borrowed security. A total return swap is a contract between two parties designed to replicate the economics of directly owning a security. The Fund may enter into total return swaps with financial institutions related to equity investments in certain master limited partnerships.

Other Risk Management Strategies. To a lesser extent, the Fund may use various hedging and other risk management strategies to seek to manage market risks. Such hedging strategies would be utilized to seek to protect against possible adverse changes in the market value of securities held in the Fund’s portfolio, or to otherwise protect the value of the Fund’s portfolio. The Fund may execute its hedging and risk management strategy by engaging in a variety of transactions, including buying or selling options or futures contracts on indexes.

Acquired Fund	Acquiring Fund

The Fund may invest a portion of its assets in shares of initial public offerings (“IPOs”), consistent with its investment objective and policies. IPOs may have a magnified impact on the performance of a fund with a small asset base. The impact of IPOs on a fund’s performance likely will decrease as such fund’s asset size increases, which could reduce such fund’s returns. IPOs may not be consistently available to the Fund for investing. IPO shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, the Fund may hold IPO shares for a very short period of time. This may increase turnover and may lead to increased expenses, such as commissions and transaction costs. In addition, IPO shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

The percentage limitations applicable to the portfolio described above apply at the time of investment, and the Fund will not be required to sell securities due to subsequent changes in the value of securities owned. However, although the Fund may not be required to sell securities due to subsequent changes in value, if such changes cause the Fund to have invested less than 80% of total assets in securities of MLPs and Energy Infrastructure Companies, the Fund will be required to make future purchases of securities in a manner so as to come into compliance with this investment policy. The Fund will invest primarily in companies located in North America, but the Fund may invest in companies located anywhere in the world.

The Fund may obtain leverage through borrowings in seeking its objective. The Fund’s borrowings, which would be in the form of loans from banks, may be on a secured or unsecured basis and at fixed or variable rates of interest. The Fund’s ability to obtain leverage through borrowings is dependent upon its ability to establish and maintain an appropriate line of credit. The 1940 Act requires the Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings, which means that the Fund may borrow an amount equal to as much as 33 1/3% of the value of its total assets (which represents 50% of net assets). The Fund will borrow only if the value of the Fund’s assets, including borrowings, is equal to at least 300% of all borrowings, including the proposed borrowing. If at any time the Fund should fail to meet this 300% coverage requirement, within three business days (not including Sundays and holidays), the Fund will seek to reduce its borrowings to the requirement. To do so, or to meet maturing bank loans, the Fund may be required to dispose of portfolio securities when such disposition might not otherwise be desirable. Interest on money borrowed is an expense of the Fund. The Fund also may lend the securities in its portfolio to brokers, dealers and other financial institutions.

Acquired Fund	Acquiring Fund

Temporary Defensive Positions; Cash Reserves

The Fund can hold uninvested cash or can invest it in cash equivalents such as money market instruments, interests in short-term investment funds, repurchase agreements, or shares of money market or short-term bond funds. Generally, these securities offer less potential for gains than other types of securities.

The Fund also may adopt temporary defensive positions by investing up to 100% of its assets in these instruments, even if the investments are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political or other conditions. To the extent the Fund invests in these temporary investments in this manner, the Fund may not achieve its investment objective.

Comparison of Investment Risks

The Funds are exposed to various risks that could cause shareholders to lose money on their investments in the Funds. The principal investment risks of the Funds are described in the Proxy Statement/Prospectus. Additional information concerning certain of the Funds’ risks is set forth below. As the Funds have substantially similar investment strategies and both invest primarily in securities of MLPs and energy infrastructure companies, the following summary of additional risks is applicable to each Fund.

Borrowing Risk

Each Fund may borrow money to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time. This borrowing may be unsecured. The 1940 Act precludes a fund from borrowing if, as a result of such borrowing, the total amount of all money borrowed by a fund exceeds 33 1/3% of the value of its total assets (that is, total assets including borrowings, less liabilities exclusive of borrowings) at the time of such borrowings. This means that the 1940 Act requires a fund to maintain continuous asset coverage of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time, and could cause the Fund to be unable to meet certain requirements for qualification as a regulated investment company under the Code. In addition, certain types of borrowings by a Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede the respective Fund’s Adviser from managing the Fund’s portfolio in accordance with the Fund’s investment objectives and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require the Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.

Borrowing has a leveraging effect because it tends to exaggerate the effect on a Fund’s net asset value (“NAV”) per share of any changes in the market value of its portfolio securities. Money borrowed will be subject to interest costs and other fees, which may or may not be recovered by earnings on the securities purchased. Each Fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit. Either of these requirements would increase the cost of borrowing over the stated interest rate. Unless the appreciation and income, if any, on assets acquired with borrowed funds exceed the costs of borrowing, the use of leverage will diminish the investment performance of a fund compared with what it would have been without leverage.

The SEC takes the position that other transactions that have a leveraging effect on the capital structure of a fund can be viewed as constituting a form of “senior security” of the fund for purposes of the 1940 Act. These transactions may include selling securities short, buying and selling certain derivatives (such as futures contracts), selling (or writing) put and call options, engaging in when-issued, delayed-delivery, forward-commitment or reverse repurchase transactions and other trading practices that have a leveraging effect on the capital structure of a fund or may be viewed as economically equivalent to borrowing. Such a transaction will not be considered to constitute the issuance of a “senior security” by a Fund if the Fund (1) maintains an offsetting financial position, (2) maintains liquid assets in a sufficient value to cover the Fund’s potential obligation under the transaction not offset or covered as provided in (1) and (3), or (3) otherwise “covers” the transaction in accordance with applicable SEC guidance (collectively, “covers” the transaction). The Funds’ holdings in such instruments are marked-to-market daily to ensure proper coverage. A Fund may have to buy or sell a security at a disadvantageous time or price in order to cover such transaction. In addition, assets being maintained to cover such transactions may not be available to satisfy redemptions or for other purposes or obligations.

Cash and Cash Equivalents Risk

It is part of the Fund’s investment strategy to, at times, hold a substantial portion of its assets in cash and/or cash equivalents, including money market instruments. Under certain market conditions, such as during a rising stock market, this strategy could have a negative effect on the Fund’s ability to achieve its investment objective. To the extent that the Fund invests in a money market fund, the Fund will indirectly bear a proportionate share of the money market fund’s expenses, in addition to the operating expenses of the Fund, which are borne directly by Fund shareholders.

Renewable Energy Companies Risk

Renewable energy companies may be more volatile than companies operating in more established industries. Renewable energy companies are subject to specific risks, including, among others: fluctuations in commodity prices and/or interest rates; changes in governmental or environmental regulation; reduced availability of renewable energy sources or other commodities for transporting, processing, storing or delivering; slowdowns in new construction; seasonal weather conditions, extreme weather or other natural disasters; and threats of attack by terrorists on certain renewable energy assets. Renewable energy companies can be significantly affected by the supply of, and demand for, particular energy products, which may result in overproduction or underproduction. Additionally, changes in the regulatory environment for renewable energy companies may adversely impact their profitability. Obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants and general economic conditions can significantly affect renewable energy companies. Certain investments may be dependent on U.S. and foreign government policies, including tax incentives and subsidies. The above factors could also impact the ability of renewable energy companies to pay dividends comparable to those paid by other Energy Infrastructure Companies. Certain valuation methods used to value renewable energy companies have not been in widespread use for a significant period of time and may further increase the volatility of certain renewable energy company share prices.

Because many renewable energy infrastructure companies enter into long-term contracts for energy off-put, if their counterparties experience economic stress, there could be subsequent concerns regarding such long-term contracts. As increased capital enters the renewable energy space, combined with decreasing costs, there may be pressure on power pricing, which in turn could result in lower rates of returns on certain projects. The renewable energy sector can also be significantly affected by changes in the prices and supplies of other energy fuels, energy conservation, the success of exploration projects, tax and other government regulations.

Commodities Risk

Exposure to the commodities markets may subject the Funds to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.

Commodity-Linked Securities Risk

A Fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investments in commodity-linked derivative securities, such as structured notes, discussed below which are designed to provide this exposure without direct investment in physical commodities or commodities futures contracts. A Fund may also seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investments in a subsidiary. Real assets are assets such as oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or other items that have tangible properties, as compared to stocks or bonds, which are financial instruments. In choosing investments, the Adviser seeks to provide exposure to various commodities and commodity sectors. The value of commodity-linked derivative securities held by a Fund and/or a subsidiary may be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments.

The prices of commodity-linked derivative securities may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. Of course, there cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked instruments have been parallel to those of debt and equity securities. Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits. Under favorable economic conditions, a Fund’s investments may be expected to underperform an investment in traditional securities. Over the long term, the returns on a Fund’s investments are expected to exhibit low or negative correlation with stocks and bonds.

Counterparty Risk

In general, a derivative contract typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of a security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative contract. Many of these derivative contracts will be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Funds, the Funds must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Funds may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses by the Funds.

Credit Risk

Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Funds’ investment in that issuer. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Measures such as average credit quality may not accurately reflect the true credit risk of a Fund. This is especially the case if the Fund consists of securities with widely varying credit ratings. Therefore, if a Fund has an average credit rating that suggests a certain credit quality, the Fund may in fact be subject to greater credit risk than the average would suggest. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Securities rated in the four highest categories (Fitch Ratings (“Fitch”) (AAA, AA, A and BBB) or Moody’s Investors Service, Inc. (“Moody’s”) (Aaa, Aa, A and Baa)) by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Currency Risk

The value of foreign assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency rates and exchange control regulations. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. Foreign currency exchange transactions may be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into derivative currency transactions. Currency futures contracts are exchange-traded and change in value to reflect movements of a currency or a basket of currencies. Settlement must be made in a designated currency.

Forward foreign currency exchange contracts are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty. Such contracts may be used to gain exposure to a particular currency or currencies as a part of the Funds’ investment strategies, when a security denominated in a foreign currency is purchased or sold, or when the receipt in a foreign currency of dividend or interest payments on such a security is anticipated. A forward contract can then “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. Additionally, when the Adviser, as appropriate, believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the securities held that are denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible. In addition, it may not be possible to hedge against long-term currency changes. Cross-hedging may be used by using forward contracts in one currency (or basket of currencies) to hedge against fluctuations in the value of securities denominated in a different currency. Use of a different foreign currency magnifies exposure to foreign currency exchange rate fluctuations. Forward contracts may also be used to shift exposure to foreign currency exchange rate changes from one currency to another. Short-term hedging provides a means of fixing the dollar value of only a portion of portfolio assets.

Currency transactions are subject to the risk of a number of complex political and economic factors applicable to the countries issuing the underlying currencies. Furthermore, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying the derivative currency transactions. As a result, available information may not be complete. In an over-the-counter trading environment, there are no daily price fluctuation limits. There may be no liquid secondary market to close out options purchased or written, or forward contracts entered into, until their exercise, expiration or maturity. There is also the risk of default by, or the bankruptcy of, the financial institution serving as a counterparty. Currency swaps involve the exchange of rights to make or receive payments in specified currencies and are individually negotiated. The entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. A Fund’s performance may be adversely affected as the Adviser may be incorrect in its forecasts of market value and currency exchange rates.

Cybersecurity Risk

The use of technology has become more prevalent in the Funds’ management and operations. As a result, the Funds have become more susceptible to risks associated with breaches in cybersecurity. A breach in cybersecurity refers to both intentional and unintentional events that may cause the Funds to lose proprietary information, suffer data corruption and/or destruction, or lose operational capacity. Cybersecurity breaches may involve unauthorized access to the Funds’ digital information systems (e.g., through “hacking,” “phishing,” or malicious software coding), or attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cyber-attacks can also be carried out in a manner that does not require gaining unauthorized access such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users). Additionally, the Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties, or other third parties, failed or inadequate processes and technology or system failures. A cybersecurity or operational breach may result in financial losses to the Funds; the inability of the Funds to process transactions or conduct trades; delays or mistakes in materials provided to shareholders or the calculation of Funds’ net asset values; violations of privacy and other laws; regulatory fines, penalties and reputational damage; and compliance and remediation costs, legal fees and other expenses. In addition, the foregoing risks may adversely impact the Investment Adviser, the distributor and other service providers to the Funds, as well as financial intermediaries, companies in which the Funds invest and parties with which the Funds do business, which could result in losses to the Funds and shareholders and disruptions to the conduct of business between the Funds, shareholders, the Funds’ service providers and/or financial intermediaries.

Cybersecurity breaches of the Funds’ third party service providers or issuers that the Funds invest in can also subject the Funds to many of the same risks associated with direct cybersecurity breaches. While measures have been developed that are designed to reduce cybersecurity risks, there is no guarantee that those measures will be effective, particularly since the Funds do not directly control the cybersecurity defenses or plans of their service providers, financial intermediaries and other parties with which the Funds transact, including companies in which the Funds invest.

In light of recent broad-based cybersecurity attacks, legislators and regulators at both the federal and state levels continue to propose new and more robust privacy-related laws, including the California Consumer Privacy Act of 2018. Such privacy-related laws could expose the Funds to the risks of legal or regulatory proceedings against the Funds by governmental authorities, third-party vendors, or others, which could adversely affect the Funds.

In addition, other disruptive events, including (but not limited to) natural disasters and public health crises (such as the novel coronavirus pandemic), may adversely affect a Fund’s ability to conduct business, in particular if a Fund’s employees or the employees of its service providers are unable or unwilling to perform their responsibilities as a result of any such event. Even if a Fund’s employees and the employees of its service providers are able to work remotely, those remote work arrangements could result in a Fund’s business operations being less efficient than under normal circumstances, could lead to delays in its processing of transactions, and could increase the risk of cyber-events.

With the increased use of technologies, such as mobile devices and "cloud"-based service offerings and the dependence on the internet and computer systems to perform necessary business functions, the Fund's service providers are susceptible to operational and information or cybersecurity risks that could result in losses to the Fund and its shareholders. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information (possibly resulting in the violation of applicable privacy laws).

A cybersecurity breach could result in the loss or theft of customer data or funds, loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs. Such incidents could cause a Fund, the Adviser, a manager, or other service providers to incur regulatory penalties, reputational damage, additional compliance costs, litigation costs or financial loss. In addition, such incidents could affect issuers in which a Fund invests, and thereby cause the Fund’s investments to lose value.

The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties, or other third parties, failed or inadequate processes and technology or system failures.

In addition, other disruptive events, including (but not limited to) natural disasters and public health crises (such as the coronavirus (COVID-19) pandemic), may adversely affect the Fund’s ability to conduct business, in particular if the Fund’s employees or the employees of its service providers are unable or unwilling to perform their responsibilities as a result of any such event. Even if the Fund’s employees and the employees of its service providers are able to work remotely, those remote work arrangements could result in the Fund’s business operations being less efficient than under normal circumstances, could lead to delays in its processing of transactions, and could increase the risk of cyber-events.

Debt Instruments Risk

The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such instruments generally declines. These changes in market value will be reflected in a Fund’s net asset value and could also impact the amount of income a Fund generates through debt investments. The rate of interest on a corporate debt instrument may be fixed, floating or variable, and may vary inversely with respect to a reference rate. See “Variable and Floating Rate Securities Risk.” The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. An issuer of a debt instrument may repay principal prior to an instrument’s maturity, which can adversely affect a Fund’s yield, particularly during periods of declining interest rates. Rising interest rates may cause prepayments to occur at slower than expected rates, which effectively lengthens the maturities of the affected instruments, making them more sensitive to interest rate changes and making a Fund’s net asset value more volatile.

The Funds may invest in debt instruments that are rated between “Baa” and as low as “Caa” by Moody’s or, if unrated, are of equivalent investment quality as determined by the Adviser. Such debt instruments may include preferred stocks, investment-grade corporate bonds, debentures and notes, and other similar corporate debt instruments, convertible securities, municipal bonds, and high-quality short-term debt instruments such as commercial paper, bankers’ acceptances, certificates of deposit, repurchase agreements, obligations insured or guaranteed by the U.S. government or its agencies, and demand and time deposits of domestic banks, U.S. branches and subsidiaries of foreign banks and foreign branches of U.S. banks. Debt instruments may be acquired with warrants attached. Corporate income-producing instruments may also include forms of preferred or preference stock. Investments in corporate debt instruments that are rated below investment grade (rated below “Baa” by Moody’s) are considered speculative with respect to the issuer’s ability to pay interest and repay principal.

Rating agencies may periodically change the rating assigned to a particular security. If a debt instrument satisfies a Fund’s minimum rating requirement when purchased, a subsequent downgrade does not require the sale of the instrument, but the Adviser will consider which action is in the best interest of a Fund and its shareholders, including the sale of the instrument.

Bonds that are rated “Baa” by Moody’s are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds that are rated C by Moody’s are the lowest rated class of bonds and can be regarded as having extremely poor prospects of attaining any real investment standing.

Although they may offer higher yields than higher-rated securities, high-risk, low-rated debt instruments (commonly referred to as “junk bonds”) and unrated debt instruments generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the instruments. In addition, the markets in which low-rated and unrated debt instruments are traded are more limited than those in which higher-rated securities are traded. The existence of limited markets for particular securities may diminish a Fund’s ability to sell the securities at fair value either to meet redemption requests or to respond to a specific economic event such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain low-rated or unrated debt instruments may also make it more difficult for a Fund to obtain accurate market quotations for the purposes of valuing their portfolios. Market quotations are generally available on many low-rated or unrated securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low-rated debt instruments, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low-rated debt instruments may be more complex than for issuers of higher-rated instruments, and the ability of a Fund to achieve its investment objective may, to the extent of investment in low-rated debt instruments, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher-rated instruments. In addition, the use of credit ratings as the sole method of evaluating low-rated instruments can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of low-rated instruments. In addition, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the instrument was most recently rated.

Low-rated debt instruments may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low-rated debt instruments have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low-rated debt instruments prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt instruments. If the issuer of low-rated debt instruments defaults, a Fund may incur additional expenses seeking recovery.

Derivatives Risk

The Funds may purchase and write call and put options on securities, securities indices and foreign currencies, and enter into futures contracts and use options on futures contracts as further described below. A Fund may also enter into swap agreements with respect to foreign currencies, interest rates and securities indices. A Fund may use these techniques to hedge against changes in interest rates, foreign currency exchange rates or securities prices or to attempt to achieve investment returns as part of its overall investment strategies. A Fund may also purchase and sell options relating to foreign currencies for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. A Fund will segregate or “earmark” assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under options, futures, and swaps to avoid leveraging the portfolio of the Fund as described below.

The Funds consider derivative instruments to consist of securities or other instruments whose value is derived from or related to the value of some other instrument or asset, and not to include those securities whose payment of principal and/or interest depends upon cash flows from underlying assets, such as mortgage-related or asset-backed securities. The value of some derivative instruments in which a Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of a Fund, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Adviser to correctly forecast interest rates and other economic factors. If the Adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could be exposed to the risk of loss. In addition, while the use of derivatives for hedging purposes can reduce losses, it can also reduce or eliminate gains, and hedges are sometimes subject to imperfect matching between the derivative and security it is hedging, which means that a hedge might not be effective. A Fund might not employ any of the strategies described above, and no assurance can be given that any strategy used will succeed. A decision as to whether, when and how to utilize derivative instruments involves the exercise of skill and judgment, and even a well-conceived derivatives strategy may be unsuccessful. The use of derivative instruments involves brokerage fees and/or other transaction costs, which will be borne by the Fund.

Privately negotiated derivatives typically may be modified or terminated only by mutual consent of the original parties and subject to agreement on individually negotiated terms. Therefore, it may not be possible for a Fund to modify, terminate, or offset the Fund’s obligations or the Fund’s exposure to the risks associated with a privately negotiated derivative prior to its scheduled termination date, which creates a possibility of increased volatility and/or decreased liquidity for the Fund.

Investment in futures-related and commodity-linked derivatives may subject a Fund to additional risks, and in particular may subject a Fund to greater volatility than investments in traditional securities. The value of futures-related and commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. In order to qualify for the special tax treatment available to regulated investment companies under the Internal Revenue Code of 1986, as amended (the “Code”), a Fund must derive at least 90% of its gross income each taxable year from certain specified types of investments. It is currently unclear which types of commodities-linked derivatives fall within these specified investment types. As a result, if a Fund’s investment in commodities-linked derivatives were to exceed a certain threshold, the Fund could fail to qualify for the special tax treatment available to regulated investment companies under the Code.

In addition, new Rule 18f-4 (the “Derivatives Rule”), adopted by the SEC on October 28, 2020, replaces current asset segregation requirements with a new framework for the use of derivatives by registered funds. For funds using a significant amount of derivatives, the Derivatives Rule mandates a fund adopt and/or implement: (i) value at risk limitations in lieu of asset segregation requirements; (ii) a written derivatives risk management program; (iii) new Board oversight responsibilities; and (iv) new reporting and recordkeeping requirements. The Derivatives Rule provides an exception for funds with derivative exposure not exceeding 10% of its net assets, excluding certain currency and interest rate hedging transactions. In addition, the Derivatives Rule provides special treatment for reverse repurchase agreements and similar financing transactions and unfunded commitment agreements. Funds will be required to comply with the Derivatives Rule starting on August 19, 2022.

Dividend-Harvesting Strategy Risk

A dividend-harvesting strategy is an income-producing strategy in which a particular security that is expected to pay a dividend in the near-term is purchased, the security is held until its dividend is paid, and then the security is sold in order to purchase another security about to pay a dividend.

Energy Company Risk

Certain risks inherent in investing in energy and Energy Companies (including MLPs, Energy Infrastructure Companies and Other Energy Companies) include the following:

Supply and Demand Risk. A decrease in the production of natural gas, natural gas liquids, crude oil, coal or other energy commodities, a decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution or a sustained decline in demand for such commodities, may adversely impact the financial performance of Energy Companies and Energy Infrastructure Companies. Energy Companies and Energy Infrastructure Companies are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors, including economic conditions, fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, among others.

Depletion and Exploration Risk. Energy reserves naturally deplete as they are produced over time. Many Energy Companies and Energy Infrastructure Companies are either engaged in the production of natural gas, natural gas liquids, crude oil, or coal, or are engaged in transporting, storing, distributing and processing these items and refined products on behalf of the owners of such commodities. To maintain or grow their revenues, these companies or their customers need to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources or through acquisitions. The financial performance of Energy Companies and Energy Infrastructure Companies may be adversely affected if they, or the companies to whom they provide the service, are unable to cost-effectively acquire additional reserves sufficient to replace the natural decline. If an Energy Company or Energy Infrastructure Company fails to add reserves by acquiring or developing them, its reserves and production will decline over time as they are produced. If an Energy Company or Energy Infrastructure Company is not able to raise capital on favorable terms, it may not be able to add to or maintain its reserves.

Reserve Risks. Energy Companies and Energy Infrastructure Companies engaged in the production of natural gas, natural gas liquids, crude oil and other energy commodities are subject to the risk that the quantities of their reserves are overstated, or will not be produced in the time periods anticipated, for a variety of reasons including the risk that no commercially productive amounts of such energy commodities can be produced from estimated reserves because of the curtailment, delay or cancellation of production activities as a result of unexpected conditions or miscalculations, title problems, pressure or irregularities in formations, equipment failures or accidents, adverse weather conditions, compliance with environmental and other governmental requirements and cost of, or shortages or delays in the availability of, drilling rigs and other equipment, and operational risks and hazards associated with the development of the underlying properties, including natural disasters, blowouts, explosions, fires, leakage of such energy commodities, mechanical failures, cratering and pollution.

Regulatory Risk. Energy Companies and Energy Infrastructure Companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including (i) how facilities are constructed, maintained and operated, (ii) how and where wells are drilled, (iii) how services are provided, (iv) environmental and safety controls, and, in some cases (v) the prices they may charge for the products and services they provide. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of Energy Companies and Energy Infrastructure Companies.

Commodity Pricing Risk. The operations and financial performance of Energy Companies and Energy Infrastructure Companies may be directly affected by energy commodity prices, especially those Energy Companies and Energy Infrastructure Companies which own the underlying energy commodity or receive payments for services that are based on commodity prices. Such impact may be a result of changes in the price for such commodity or a result of changes in the price of one energy commodity relative to the price of another energy commodity (i.e., the price of natural gas relative to the price of natural gas liquids). Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices may also make it more difficult for Energy Companies and Energy Infrastructure Companies to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices. In addition to the volatility of commodity prices, extremely high commodity prices may drive further energy conservation efforts which may adversely affect the performance of Energy Companies and Energy Infrastructure Companies.

Acquisition Risk. The ability of Energy Companies and Energy Infrastructure Companies to grow operating cash flow and increase such company’s enterprise value can be highly dependent on their ability to make accretive acquisitions. In the event that Energy Companies and Energy Infrastructure Companies are unable to make such acquisitions because they are unable to identify attractive acquisition candidates and negotiate acceptable purchase contracts, because they are unable to raise financing for such acquisitions on economically acceptable terms, or because they are outbid by competitors, their future growth will be limited. Furthermore, even if Energy Companies or Energy Infrastructure Companies do consummate acquisitions that they believe will be accretive, the acquisitions may instead result in a decrease in operating cash flow or a decrease in enterprise value. Any acquisition involves risks, including, among other things: mistaken assumptions about revenues and costs, including synergies; the assumption of unknown liabilities; limitations on rights to indemnity from the seller; the diversion of management’s attention from other business concerns; unforeseen difficulties operating in new product or geographic areas; and customer or key employee losses at the acquired businesses.

Affiliated Party Risk. Certain Energy Companies and Energy Infrastructure Companies are dependent on their parents or sponsors for a majority of their revenues. Any failure by such company’s parents or sponsors to satisfy their payments or obligations would impact such company’s revenues and operating cash flows and ability to make interest payments and/or distributions.

Catastrophe Risk. The operations of Energy Companies and Energy Infrastructure Companies are subject to many hazards inherent in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining or marketing natural gas, natural gas liquids, crude oil, refined products, coal or electricity, including: damage to pipelines, storage tanks, plants or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires and other natural disasters or by acts of terrorism; inadvertent damage from construction and farm equipment; well blowouts; leaks of such energy commodities; fires and explosions. These risks could result in substantial losses due to personal injury or loss of life, severe damage to and destruction of property and equipment and pollution or other environmental damage and may result in the curtailment or suspension of their related operations. Not all Energy Companies or Energy Infrastructure Companies are fully insured against all risks inherent to their businesses. If a significant accident or event occurs that is not fully insured, it could adversely affect the Energy Company’s or Energy Infrastructure Company’s operations and financial condition.

The Funds expect that insurance premiums to operate certain assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal, electricity or renewable energy may increase due to operational risks (such as the Macondo oil spill in the Gulf of Mexico in 2010). Further increased government regulations to mitigate such catastrophe risk could increase insurance and other operating costs for Energy Infrastructure Companies and adversely affect the financial performance of such companies.

Terrorism/Market Disruption Risk. Terrorist attacks may have a disruptive effect on the economy and the securities markets. Global events, including particularly in the Middle East and including government stability specifically, could have significant adverse effects on the U.S. economy, and financial and commodities markets. Assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal, electricity or renewable energy could be direct

Weather Risk. Extreme weather conditions, such as hurricanes, (i) could result in substantial damage to the facilities of certain Energy Companies and Energy Infrastructure Companies located in the affected areas, (ii) significantly increase the volatility in the supply of energy commodities and (iii) adversely affect the financial performance of Energy Companies and Energy Infrastructure Companies, and could therefore adversely affect their securities. The damage done by extreme weather also may serve to increase many insurance premiums paid by Energy Companies and Energy Infrastructure Companies and could adversely affect such companies’ financial condition.

Master Limited Partnership Risks. An investment in master limited partnership units involves certain risks which differ from an investment in the securities of a corporation. Holders of master limited partnership units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in master limited partnership units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments.

Equity Securities Risk

The Funds may invest in equity securities without regard to market capitalization. Equity securities consist of exchange-traded, over-the-counter and unlisted common and preferred stocks, warrants, rights, convertible debt securities, trust certificates, limited partnership interests, private investments in public equities, depositary receipts, warrants and equity participations.

Common stock represents an equity or ownership interest in a company. This interest often gives a Fund the right to vote on measures affecting the company’s organization and operations. Equity securities have a history of long-term growth in value, but their prices tend to fluctuate in the shorter term. Preferred stock generally does not exhibit as great a potential for appreciation or depreciation as common stock, although it ranks above common stock in its claim on income for dividend payments.

Investments in equity securities are subject to a number of risks, including the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which a Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change. Many factors affect an individual company’s performance, such as the strength of its management or the demand for its products or services, and the value of a Fund’s equity investments may change in response to stock market movements, information or financial results regarding the issuer, general market conditions, general economic and/or political conditions, and other factors.

In addition, each Fund may have exposure to or invest in equity securities of companies with small or medium capitalization. Investments in securities of companies with small or medium capitalization involve certain risks that may differ from, or be greater than, those for larger companies, such as higher volatility, lower trading volume, lack of liquidity, fewer business lines and lack of public information (See “Small and Medium Capitalization Stocks Risk”).

The market value of all securities, including equity securities, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measure of a company’s worth.

Exchange-Traded Funds (“ETFs”) Risk

The Funds may invest in shares of ETFs. ETFs are baskets of securities that, like stocks, trade on exchanges such as the American Stock Exchange or New York Stock Exchange. ETFs are priced continuously and trade throughout the day. Each share represents an undivided ownership interest in the portfolio of stocks held by an ETF. ETFs acquire and hold either:

•	shares of all of the companies that are represented by a particular index in the same proportion that is represented in the index itself;

•	shares of a sampling of the companies that are represented by a particular index in a proportion meant to track the performance of the entire index; or

•	shares of companies included in a basket of securities.

The value of shares of ETFs that are intended to provide investment results that, before expenses, generally correspond to the price and yield performance of the corresponding market index or basket of securities, should, under normal circumstances, closely track the value of the underlying component stocks. Such ETFs generally do not buy or sell securities, except to the extent necessary to conform their portfolios to the corresponding index. Because an ETF has operating expenses and transaction costs, while a market index or basket of securities does not, ETFs that track particular indices or baskets of securities typically will be unable to match the performance of the index or basket of securities exactly. A Fund’s investment in ETFs will be subject to the risks of investing in the ETFs’ underlying securities.

In connection with its investment in ETF shares, a Fund will incur various costs. A Fund may also realize capital gains when ETF shares are sold, and the purchase and sale of the ETF shares may include a brokerage commission that may result in costs. In addition, a Fund is subject to other fees as an investor in ETFs. Generally, those fees include, but are not limited to, Trustees’ fees, operating expenses, licensing fees, registration fees, and marketing expenses.

ETFs that are organized as unit investment trusts are registered under the 1940 Act as investment companies. Examples of such ETFs include iShares and Standard & Poor’s Depositary Receipts (“SPDRs”). These ETFs generally do not sell or redeem their shares for cash, and most investors do not purchase or redeem shares directly from an ETF at all. Instead, these ETF issues and redeems its shares in large blocks (typically 50,000 of its shares) called “creation units.” Creation units are issued to anyone who deposits a specified portfolio of these ETFs’ underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit, and creation units are redeemed in kind for a portfolio of the underlying securities (based on the ETF’s net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. Most ETF investors, however, purchase and sell these ETF shares in the secondary trading market on a securities exchange, in lots of any size, at any time during the trading day. ETF investors generally must pay a brokerage fee for each purchase or sale of these ETF shares, including purchases made to reinvest dividends. Because these ETF shares are created from the stocks of an underlying portfolio and can be redeemed into the stocks of an underlying portfolio on any day, arbitrage traders may move to profit from any price discrepancies between the shares and the ETF’s portfolio, which in turn helps to close the price gap between the two. Of course, because of the forces of supply and demand and other market factors, there may be times when an ETF share trades at a premium or discount to its net asset value.

Aggressive ETF Investment Technique Risk. These ETFs may use investment techniques and financial instruments that could be considered aggressive, including the use of futures contracts, options on futures contracts, securities and indices, forward contracts, swap agreements, and similar instruments. An ETF’s investment in financial instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Such instruments, particularly when used to create leverage, may expose the ETF to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index. The use of aggressive investment techniques also exposes an ETF to risks different from, or possibly greater than, the risks associated with investing directly in securities contained in an index underlying the ETF’s benchmark.

Inverse Correlation ETF Risk. ETFs benchmarked to an inverse multiple of an index should lose value as the index or security underlying such ETF’s benchmark is increasing (gaining value), a result that is the opposite from traditional mutual funds.

Leveraged ETF Risk. Leverage offers a means of magnifying market movements into larger changes in an investment’s value and provides greater investment exposure than an unleveraged investment. While only certain ETFs employ leverage, many may use leveraged investment techniques for investment purposes. The ETFs that employ leverage will normally lose more money in adverse market environments than ETFs that do not employ leverage. Trading in leveraged ETFs can be relatively illiquid, which means that they may be hard to purchase or sell at a fair price.

Exchange-Traded Notes (“ETNs”) Risk

Each Fund may invest in ETNs. ETNs are generally notes representing debt of the issuer, usually a financial institution. ETNs combine both aspects of bonds and ETFs. An ETN’s returns are based on the performance of one or more underlying assets, reference rates or indexes, minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the specific asset, index or rate (“reference instrument”) to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments, and principal is not protected.

The value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, the performance of the reference instrument, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the reference instrument. An ETN that is tied to a reference instrument may not replicate the performance of the reference instrument. ETNs also incur certain expenses not incurred by their applicable reference instrument. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Levered ETNs are subject to the same risk as other instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.

Because the return on the ETN is dependent on the issuer’s ability or willingness to meet its obligations, the value of the ETN may change due to a change in the issuer’s credit rating, despite no change in the underlying reference instrument. The market value of ETN shares may differ from the value of the reference instrument. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the assets underlying the reference instrument that the ETN seeks to track.

There may be restrictions on a Fund’s right to redeem its investment in an ETN, which are generally meant to be held until maturity. A Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. An investor in an ETN could lose some or the entire amount invested.

ETFs and ETNs Risk

ETFs or ETNs that are based on a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities in the applicable index and will incur certain expenses not incurred by their applicable index. Certain securities comprising the index tracked by an ETF or ETN may, at times, be temporarily unavailable, which may impede an ETF’s or ETN’s ability to track its index. Leveraged ETFs and ETNs are subject to the risk of a breakdown in the futures and options markets they use. Leveraged ETFs or ETNs are subject to the same risk as instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid. The market value of ETF or ETN shares may differ from their net asset value per share. This difference in price may be due to the fact that the supply and demand in the market for ETF or ETN shares at any point in time is not always identical to the supply and demand in the market for the underlying securities that the ETF or ETN holds. There may be times when an ETF or ETN share trades at a premium or discount to its net asset value.

Foreign Currencies Risk

Investments in foreign currencies are subject to numerous risks, not the least of which is the fluctuation of foreign currency exchange rates with respect to the U.S. dollar. Exchange rates fluctuate for a number of reasons.

Inflation. Exchange rates change to reflect changes in a currency’s buying power. Different countries experience different inflation rates due to different monetary and fiscal policies, different product and labor market conditions, and a host of other factors.

Trade Deficits. Countries with trade deficits tend to experience a depreciating currency. Inflation may be the cause of a trade deficit, making a country’s goods more expensive and less competitive and so reducing demand for its currency.

Interest Rates. High interest rates may raise currency values in the short term by making such currencies more attractive to investors. However, since high interest rates are often the result of high inflation long-term results may be the opposite.

Budget Deficits and Low Savings Rates. Countries that run large budget deficits and save little of their national income tend to suffer a depreciating currency because they are forced to borrow abroad to finance their deficits. Payments of interest on this debt can inundate the currency markets with the currency of the debtor nation. Budget deficits also can indirectly contribute to currency depreciation if a government chooses inflationary measures to cope with its deficits and debt.

Political Factors. Political instability in a country can cause a currency to depreciate. Demand for a certain currency may fall if a country appears a less desirable place in which to invest and do business.

Government Control. Through their own buying and selling of currencies, the world’s central banks sometimes manipulate exchange rate movements. In addition, governments occasionally issue statements to influence people’s expectations about the direction of exchange rates, or they may instigate policies with an exchange rate target as the goal. The value of a Fund’s investments is calculated in U.S. dollars each day that the New York Stock Exchange is open for business. As a result, to the extent that a Fund’s assets are invested in instruments denominated in foreign currencies and the currencies appreciate relative to the U.S. dollar, the Fund’s net asset value as expressed in U.S. dollars should increase. If the U.S. dollar appreciates relative to the other currencies, the opposite should occur. The currency-related gains and losses experienced by a Fund will be based on changes in the value of portfolio securities attributable to currency fluctuations only in relation to the original purchase price of such securities as stated in U.S. dollars. Gains or losses on shares of a Fund will be based on changes attributable to fluctuations in the net asset value of such shares, expressed in U.S. dollars, in relation to the original U.S. dollar purchase price of the shares. The amount of appreciation or depreciation in a Fund’s assets also will be affected by the net investment income generated by the money market instruments in which a Fund invests and by changes in the value of the securities that are unrelated to changes in currency exchange rates. A Fund may incur currency exchange costs when it sells instruments denominated in one currency and buys instruments denominated in another.

Investments in foreign securities are normally denominated and traded in foreign currencies. The value of a Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies. Some countries in which a Fund may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluation in the currencies in which a Fund’s portfolio securities are denominated may have a detrimental impact on the Fund.

Foreign Currency Transactions Risk

The Funds may engage in foreign currency transactions, including foreign currency forward contracts, options, swaps, and other strategic transactions in connection with investments in securities of non-U.S. companies. The Funds will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through forward contracts to purchase or sell foreign currencies.

The Funds may enter into forward foreign currency exchange contracts (forward contracts) in order to protect against possible losses on foreign investments resulting from adverse changes in the relationship between the U.S. dollar and foreign currencies, as well as to increase or decrease exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. A forward contract is an obligation to purchase or sell a specific currency for an agreed price on a future date which is individually negotiated and privately traded by currency traders and their customers. Although foreign exchange dealers typically do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the price at which they are buying and selling various currencies. However, forward contracts may limit the potential gains which could result from a positive change in such currency relationships. Eventually some but not all forward contracts will be centrally-cleared and exchanged-traded. Although these changes are expected to decrease the counterparty risk involved in bilaterally negotiated contracts and increase market liquidity, exchange-trading and clearing would not make the contracts risk-free. A Fund will segregate or “earmark” assets determined to be liquid by the Adviser, in accordance with procedures established by the Board of Trustees, to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes.

The Funds may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. As with other kinds of options, however, the writing of an option on foreign currency may constitute only a partial hedge, and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuation in exchange rates although, in the event of rate movements adverse to a Fund’s position, the Fund may forfeit the entire amount of the premium plus related transaction costs. See generally the discussion below on “Forwards, Futures, Swaps and Options Risk.”

The Funds may enter into interest rate swaps on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Fund’s obligations over its entitlement with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or other liquid assets (marked to market daily) having an aggregate net asset value at least equal to the accrued excess will be segregated or “earmarked.” The Adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. There is no limit on the amount of interest rate swap transactions that may be entered into by a Fund, subject to the segregation requirement described above. These transactions may in some instances involve the delivery of securities or other underlying assets by a Fund to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the payments that a Fund is contractually obligated to make.

Forwards, Futures, Swaps and Options Risk

As described below, each Fund may purchase and sell in the U.S. or abroad futures contracts, put and call options, forward contracts, swaps and options on securities, swaptions, futures, broadly-based stock indices and currencies. In the future, a Fund may employ instruments and strategies that are not presently contemplated, but which may be subsequently developed, to the extent such investment methods are consistent with the Fund’s investment objectives, and are legally permissible. There can be no assurance that an instrument, if employed, will be successful.

Each Fund may buy and sell these investments for a number of purposes, including hedging, investment or speculative purposes. For example, it may do so to try to manage its exposure to the possibility that the prices of its portfolio securities may decline, or to establish a position in the securities market as a substitute for purchasing individual securities. Some of these strategies, such as selling futures, buying puts and writing covered calls, may be used to hedge a Fund’s portfolio against price fluctuations. Other hedging strategies, such as buying futures and call options, tend to increase a Fund’s exposure to the securities market.

Special Risk Factors Regarding Forwards, Futures, Swaps and Options

Transactions in derivative instruments (e.g., futures, options, forwards, swaps, and swaptions) involve a risk of loss or depreciation due to: unanticipated adverse changes in securities prices, interest rates, indices, the other financial instruments’ prices or currency exchange rates; the inability to close out a position; default by the counterparty; imperfect correlation between a position and the desired hedge; tax constraints on closing out positions; and portfolio management constraints on securities subject to such transactions. The loss on derivative instruments (other than purchased options) may substantially exceed the amount invested in these instruments. In addition, the entire premium paid for purchased options may be lost before they can be profitably exercised. Transaction costs are incurred in opening and closing positions. Derivative instruments may increase or leverage exposure to a particular market risk, thereby increasing price volatility of derivative instruments a Fund holds. Each Fund’s success in using derivative instruments to hedge portfolio assets depends on the degree of price correlation between the derivative instruments and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative instrument, the assets underlying the derivative instrument and a Fund’s assets.

OTC derivative instruments involve an increased risk that the issuer or counterparty will fail to perform its contractual obligations. Some derivative instruments are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative instrument, which may make the contract temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day’s settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the closing out of positions to limit losses. Certain purchased OTC options, and assets used as cover for written OTC options, may be considered illiquid. The ability to terminate OTC derivative instruments may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative instruments, the only source of price quotations may be the selling dealer or counterparty. In addition, certain provisions of the Code limit the use of derivative instruments. The use of derivatives is a highly specialized activity that involves skills different from conducting ordinary portfolio securities transactions. There can be no assurance that an Adviser’s use of derivative instruments will be advantageous to a Fund.

Regulatory Matters Regarding Forwards, Futures, Swaps and Options

The Adviser has claimed an exclusion from the definition of the term “commodity pool operator” (“CPO”) under CFTC Regulation 4.5 under the Commodity Exchange Act (“CEA”). As such, the Funds are not currently subject to registration or regulation as a commodity pool under the CEA.

The CFTC has adopted final regulations designed to harmonize the obligations of registered CPOs for commodity pools that are also registered as investment companies under the 1940 Act (the “Harmonization Rules”). Under the Harmonization Rules, the CFTC generally will accept the SEC’s disclosure, reporting, and recordkeeping regime as “substituted compliance” for substantially all of the CFTC’s regulations as long as the CPO complies with applicable requirements under the SEC’s statutory and regulatory compliance regime to which it or the pool is already subject. Historically, the CFTC has mandated that CPOs keep required records at their main business office. The Harmonization Rules provide relief to CPOs by permitting them to maintain books and records with certain third parties, rather than at the main business office, subject to certain conditions. One of these conditions requires the Fund to disclose the location of the Fund’s books and records. Such information is included in the Fund’s registration statement.

Transactions in futures and options by the Funds are subject to limitations established by futures and option exchanges governing the maximum number of futures and options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the futures or options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus the number of futures or options which a Fund may write or hold may be affected by futures or options written or held by other entities, including other investment companies advised by its Adviser (or an Adviser that is an affiliate of the Fund’s Adviser). An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

Forward Contracts

A forward contract is an obligation to purchase or sell a specific security, currency or other instrument for an agreed price at a future date that is individually negotiated and privately traded by traders and their customers. In contrast to contracts traded on an exchange (such as futures contracts), forward contracts are not guaranteed by any exchange or clearinghouse and are subject to the creditworthiness of the counterparty of the trade. Forward contracts are highly leveraged and highly volatile, and a relatively small price movement in a forward contract may result in substantial losses to a Fund. To the extent a Fund engages in forward contracts to generate total return, the Fund will be subject to these risks.

Forward contracts are not always standardized and are frequently the subject of individual negotiation between the parties involved. By contrast, futures contracts are generally standardized and futures exchanges have central clearinghouses which keep track of all positions.

Because there is no clearinghouse system applicable to forward contracts, there is no direct means of offsetting a forward contract by purchase of an offsetting position on the same exchange as one can with respect to a futures contract. Absent contractual termination rights, a Fund may not be able to terminate a forward contract at a price and time that it desires. In such event, the Fund will remain subject to counterparty risk with respect to the forward contract, even if the Fund enters into an offsetting forward contract with the same, or a different, counterparty. If a counterparty defaults, the Fund may lose money on the transaction.

Depending on the asset underlying the forward contract, forward transactions can be influenced by, among other things, changing supply and demand relationships, government commercial and trade programs and policies, national and international political and economic events, weather and climate conditions, insects and plant disease, purchases and sales by foreign countries and changing interest rates.

Futures Contracts

U.S. futures contracts are traded on organized exchanges regulated by the CFTC. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

There are several risks in connection with the use of futures by the Funds. In the event futures are used by a Fund for hedging purposes, one risk arises because of the imperfect correlation between movements in the price of futures and movements in the price of the instruments which are the subject of the hedge. The price of futures may move more than or less than the price of the instruments being hedged. If the price of futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective, but, if the price of the instruments being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Fund involved will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments which are the subject of the hedge.

To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the Adviser. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by its Adviser. It is also possible that, when a Fund sells futures to hedge its portfolio against a decline in the market, the market may advance and the value of the futures instruments held in the Fund may decline.

Where futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the securities that were to be purchased.

Each Fund may also use futures to attempt to gain exposure to a particular market, index or instrument or for speculative purposes to increase return. One or more markets, indices or instruments to which a Fund has exposure through futures may go down in value, possibly sharply and unpredictably. This means the Funds may lose money.

With respect to futures contracts that are not contractually required to “cash-settle,” the Funds must cover their open positions by designating or segregating on its records cash or liquid assets equal to the contract’s full, notional value. With respect to futures that are contractually required to “cash-settle,” however, a Fund is permitted to designate cash or liquid assets in an amount equal to the Fund’s daily marked-to-market (net) obligation, if any (i.e., the Fund’s daily net liability) rather than the notional value. By designating assets equal to only its net obligation under cash-settled forwards or futures a Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts. Each Fund may contractually agree to close positions prior to physical settlement and/or otherwise agree to avoid non-cash settlement.

The price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Adviser, as applicable, may still not result in a successful hedging transaction over a short time frame.

Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. When there is no liquid market, it may not be possible to close a futures investment position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin (as described below).

In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodities exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover equity.

Successful use of futures to hedge portfolio securities protects against adverse market movements but also reduces potential gain. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Funds may have to sell securities at a time when it may be disadvantageous to do so.

Stock Index Futures

Each Fund may invest in stock index futures. A stock index assigns relative values to the common stocks included in the index and fluctuates with the changes in the market value of those stocks.

Stock index futures are contracts based on the future value of the basket of securities that comprise the underlying stock index. The contracts obligate the seller to deliver and the purchaser to take cash to settle the futures transaction or to enter into an obligation contract. No physical delivery of the securities underlying the index is made on settling the futures obligation. No monetary amount is paid or received by a Fund on the purchase or sale of a stock index future. At any time prior to the expiration of the future, each Fund may elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and additional cash is required to be paid by or released to the Fund. Any gain or loss is then realized by a Fund on the future for tax purposes. Although stock index futures by their terms call for settlement by the delivery of cash, in most cases the settlement obligation is fulfilled without such delivery by entering into an offsetting transaction. All futures transactions are effected through a clearing house associated with the exchange on which the contracts are traded.

Futures Contracts on Securities

Each Fund may purchase and sell futures contracts on securities. A futures contract sale creates an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase creates an obligation by a Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

Although futures contracts on securities by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without making or taking delivery of securities. A Fund may close out a futures contract sale by entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, a Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, a Fund pays the difference and realizes a loss. Similarly, a Fund may close out of a futures contract purchase by entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss. Accounting for futures contracts will be in accordance with generally accepted accounting principles.

Swap Agreements

Each Fund may enter into interest rate, total return, equity and other swap agreements. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund’s exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names.

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange.

An option on a swap agreement, also called a “swaption,” is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium.” A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

Some swap agreements entered into by a Fund would calculate the obligations of the parties to the agreements on a “net” basis. Consequently, the Fund’s obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of liquid assets in accordance with SEC staff positions on the subject.

Forms of swap agreements also include cap, floor and collar agreements. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift a Fund’s investment exposure from one type of investment to another. For example, if a Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease the Fund’s exposure to long-term interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund’s investments and its share price and yield. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due.

Each Fund’s use of swap agreements may not be successful in furthering its investment objective, as its Adviser, as appropriate, may not accurately predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. If such instruments are determined to be illiquid, then the Fund will limit its investment in these instruments subject to its limitation on investments in illiquid securities. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Certain restrictions imposed on a Fund by the Code may limit the Fund’s ability to use swap agreements. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Funds’ ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Credit Default Swap Agreement (“CDS”) and Credit Default Index Swap Agreement Risk (“CDX”)

The Funds do not currently intend to, but could in the future enter into credit default swap agreements, credit default index swap agreements and similar agreements as a protection “seller” in order to gain exposure to the credit risk of U.S. and non-U.S. fixed income securities and sovereign debt, as well as mortgage-backed securities. The Funds may also be a “buyer” of credit protection. Credit default swap agreements involve special risks because they may be difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Credit default swap agreements or similar instruments may have as reference obligations one or more securities that are not then held by the involved Fund. The protection “buyer” in a credit default swap agreement is generally obligated to pay the protection “seller” a periodic stream of payments over the term of the agreement, provided generally that no credit event on a reference obligation has occurred. In addition, at the inception of the agreement, the protection “buyer” may receive or be obligated to pay an additional up-front amount depending on the current market value of the contract. Except as noted in the next sentence, with respect to credit default swap agreements that are contractually required to cash settle, a Fund sets aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations under the contracts. In connection with credit default swaps in which a Fund is the seller, the Fund will segregate or “earmark” cash or liquid assets, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap. For credit default swap agreements that are contractually required to physically settle, a Fund sets aside the full notional value of such contracts. If a credit event occurs, an auction process is used to determine the “recovery value” of the contract. The seller then must pay the buyer the “par value” (full notional value) of the swap contract minus the “recovery value” as determined by the auction process. If a Fund is a buyer and no credit event occurs, the Fund’s net cash flows over the life of the contract will be the initial up-front amount paid or received minus the sum of the periodic payments made over the life of the contract. However, if a credit event occurs, the Fund may elect to receive a cash amount equal to the “par value” (full notional value) of the swap contract minus the “recovery value” as determined by the auction process. Credit default swaps could result in losses if the Adviser does not correctly evaluate the creditworthiness of the underlying instrument on which the credit default swap is based.

Equity Swaps

An equity swap is a two-party contract that generally obligates one party to pay the positive return and the other party to pay the negative return on a specified reference security, basket of securities, security index or index component (“asset”) during the period of the swap. The payments based on the reference asset may be adjusted for transaction costs, interest payments, the amount of dividends paid on the referenced asset or other economic factors.

Equity swap contracts may be structured in different ways. For example, when a Fund takes a long position, the counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular stock (or group of stocks), plus the dividends that would have been received on the stock. In these cases, the Fund may agree to pay to the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stock.

Therefore, in this case the return to the Fund on the equity swap should be the gain or loss on the notional amount plus dividends on the stock less the interest paid by the Fund on the notional amount. In other cases, when a Fund takes a short position, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have decreased in value had the Fund sold a particular stock (or group of stocks) short, less the dividend expense that the Fund would have paid on the stock, as adjusted for interest payments or other economic factors. In these situations, the Fund may be obligated to pay the amount, if any, by which the notional amount of the swap would have increased in value had it been invested in such stock.

Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an equity swap defaults, a Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. Inasmuch as these transactions are offset by segregated cash or liquid assets to cover a Fund’s current obligations (or are otherwise covered as permitted by applicable law), the Fund and its Adviser believe that these transactions do not constitute senior securities under the Act.

Equity swaps are derivatives and their value can be very volatile. To the extent that a Fund’s Adviser does not accurately analyze and predict future market trends, the values of assets or economic factors, the Fund may suffer a loss, which may be substantial. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents. As a result, the markets for certain types of swaps have become relatively liquid.

Total Return and Interest Rate Swaps

In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or index, for a specified period of time. In return, the buyer pays the counterparty a variable stream of payments, typically based upon short term interest rates, possibly plus or minus an agreed upon spread.

Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are “fixed-for floating rate swaps,” “termed basis swaps” and “index amortizing swaps.” Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met. Like a traditional investment in a debt security, a Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if a Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if a Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

Interest rate and total return swaps entered into in which payments are not netted may entail greater risk than a swap entered into a net basis. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction.

When-Issued and Forward Commitment Securities

The Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis in order to hedge against anticipated changes in interest rates and prices or for speculative purposes. These transactions involve a commitment by the Fund to purchase or sell securities at a future date (ordinarily at least one or two months later). The price of the underlying securities, which is generally expressed in terms of yield, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Fund. When-issued securities and forward commitments may be sold prior to the settlement date. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. There is a risk that securities purchased on a when-issued basis may not be delivered and that the purchaser of securities sold by the Fund on a forward basis will not honor its purchase obligation. In such cases, the Fund may incur a loss.

Combined Transactions

Each Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions including forward currency contracts and multiple interest rate transactions, and any combination of futures, options, currency and interest rate transactions (“component transactions”), instead of a single transaction, as part of a single or combined strategy when, in the opinion of the Fund’s Adviser it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Hedging Risk

Each Fund’s Adviser, from time to time, may employ various hedging techniques. The success of a Fund’s hedging strategy will be subject to its Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of a Fund’s hedging strategy will also be subject to its Adviser’s =ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner.

Hedging against a decline in the value of a portfolio position does not eliminate fluctuations in the values of those portfolio positions or prevent losses if the values of those positions decline. Rather, it establishes other positions designed to gain from those same declines, thus seeking to moderate the decline in the portfolio position’s value. Such hedging transactions also limit the opportunity for gain if the value of the portfolio position should increase. For a variety of reasons, the Adviser may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent a Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs. Each Fund’s Adviser may determine, in its sole discretion, not to hedge against certain risks and certain risks may exist that cannot be hedged. Furthermore, the Advisers may not anticipate a particular risk so as to hedge against it effectively. Hedging transactions also limit the opportunity for gain if the value of a hedged portfolio position should increase.

Hybrid Instruments Risk

A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.

Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of a Fund.

Certain hybrid instruments may provide exposure to the commodities markets. These are derivative instruments with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. A Fund will only invest in commodity-linked hybrid instruments that qualify for an exemption from the provisions of the Commodities Exchange Act under applicable rules of the Commodity Futures Trading Commission.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, a Fund’s investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act. Income from certain hybrid instruments may not constitute qualifying income for purposes of Subchapter M. Accordingly, a Fund will monitor the income produced from such investments so that when such income is combined with the Fund’s other non-qualifying income, the Fund will not have more than 10% non-qualifying income.

Inflation Risk

Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Funds’ shares and Distributions declines.

Infrastructure-Related Investments Risk

The Funds may invest in the securities of infrastructure-related companies. The Funds consider a company to be an infrastructure-related company if at least 50% of its assets, gross income or net profits are attributable to infrastructure operations. These companies include businesses involved in the ownership, operation or financing of the physical structures and networks used to provide essential services to society. Infrastructure-related companies may include, but are not necessarily limited to, those companies that are active in transportation services (including toll roads, bridges, tunnels, parking facilities, railroads, rapid transit links, airports, refueling facilities and seaports), utilities (including electricity, electricity transmission, electricity generation, gas and water distribution, sewage treatment, broadcast and wireless towers, cable and satellite networks), social assets (including courthouses, hospitals, schools, correctional facilities, stadiums and subsidized housing), and those companies whose products and services are related to the infrastructure industry (such as manufacturers and distributors of building supplies and financial institutions that issue or service debt secured by infrastructure assets).

Infrastructure-related companies are subject to a variety of factors that may affect their business or operations including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies, and other factors. These companies may also be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, service interruption due to environmental, operational or other mishaps, and the imposition of special tariffs and changes in tax laws, regulatory policies, and accounting standards.

Other factors that may affect the operations of infrastructure-related companies include changes in technology that could render the way in which a company delivers a product or service obsolete, significant changes to the number of ultimate end-users of a company’s products, increased susceptibility to terrorist acts or political actions, and risks of environmental damage due to a company’s operations or an accident.

Initial Public Offering (“IPO”) Holding Risk

IPO holding is the practice of participating in an IPO with the intent of holding the security for investment purposes. Because an IPO is an equity security that is new to the public market, the value of IPOs may fluctuate dramatically. Because of the cyclical nature of the IPO market, from time to time there may not be any IPOs in which a Fund can participate. Even when a Fund requests to participate in an IPO, there is no guarantee that the Fund will receive an allotment of shares in an IPO sufficient to satisfy the Fund’s desired participation. Due to the volatility of IPOs, these investments can have a significant impact on performance, which may be positive or negative.

International Sanctions Risk

From time to time, certain of the companies in which a Fund expects to invest may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. A company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. As an investor in such companies, a Fund will be indirectly subject to those risks.

Investment in Foreign and Developing Markets Risk

A Fund may purchase securities of companies domiciled in any foreign country, developed or developing. Potential investors in these Funds should consider carefully the substantial risks involved in securities of companies and governments of foreign social instability, or diplomatic developments which could affect investments in securities of issuers in foreign nations, which are in addition to the usual risks inherent in domestic investments.

There may be less publicly available information about foreign companies comparable to the reports and ratings published about U.S. companies. Most foreign companies are not generally subject to uniform accounting and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. A Fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value. Foreign markets have substantially less volume than the New York Stock Exchange and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commission rates in foreign countries are generally subject to negotiation, as in the U.S., but they are likely to be higher. Transaction costs and custodian expenses are likely to be higher in foreign markets. In many foreign countries there may be less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. Furthermore, securities in which a Fund invests may be held in foreign banks and securities depositories, which may be recently organized and subject to limited or no regulatory oversight.

Throughout the last decade many emerging markets have experienced, and continue to experience, high rates of inflation. In certain countries, inflation has accelerated rapidly at times to hyper inflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries.

Investments in businesses domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include: (i) less social, political, and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Fund’s investment opportunities, including restrictions on investments in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries; (viii) currency fluctuations; and (ix) the contagious effect of market or economic setbacks in one country on another developing country.

A Fund will attempt to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread on currency exchanges (to cover service charges) may be incurred, particularly when a Fund changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent a Fund from transferring cash out of the country or withholding portions of interest and dividends at the source. There is the possibility of cessation of trading on national exchanges, expropriation, nationalization or confiscatory taxation, exit levies, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments which could affect investments in securities of issuers in foreign nations.

Investments in foreign securities and deposits with foreign banks or foreign branches of U.S. banks may be subject to nationalization, expropriation, confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), government approval for the repatriation of investment income, capital, or the sale of securities, delays in settlement of transactions, changes in governmental economic or monetary policy in the U.S. or abroad, or other political, diplomatic, and economic developments that could adversely affect a Fund’s investments. In the event of nationalization, expropriation, or other confiscation, a Fund could lose its entire investment in a foreign security. The Funds will treat investments that are subject to repatriation restrictions of more than seven days as illiquid securities.

European Economic Risk. European financial markets have recently experienced volatility and have been adversely affected by concerns about rising government debt levels, credit rating downgrades, and possible default on or restructuring of government debt. These events have affected the value and exchange rate of the euro, which subjects a Fund’s investments tied economically to Europe or the euro to additional risks. Investing in euro-denominated (or other European currency-denominated) securities also entails the risk of being exposed to a currency that may not fully reflect the strengths and weaknesses of the disparate European economies. The governments of several member countries of the European Union (EU) have experienced large public budget deficits, which have adversely affected the sovereign debt issued by those countries and may ultimately lead to declines in the value of the euro.

It is possible that EU member countries that have already adopted the euro could abandon the euro and return to a national currency and/or that the euro will cease to exist as a single currency in its current form. The effects of such an abandonment or a country’s forced expulsion from the euro on that country, the rest of the EU, and global markets are impossible to predict, but are likely to be negative and may include, but are not limited to: (i) flight of capital from perceived weaker countries to stronger countries in the EU; (ii) default on the domestic debt of any exiting country; (iii) collapse of the domestic banking system of any exiting country; (iv) seizure of cash or assets in the effected countries; (v) imposition of capital controls that may discriminate in particular against foreigners’ asset holdings; and (vi) political or civil unrest. Uncertainties surrounding the sovereign debt of a number of European Union (“EU”) countries and the viability of the EU have disrupted and may in the future disrupt markets in the United States and around the world. If one or more countries leave the EU or the EU dissolves, the world’s securities markets likely will be significantly disrupted. In January 2020, the United Kingdom (“UK”) left the EU, commonly referred to as “Brexit,” and the UK ceased to be a member of the EU. Following a transition period during which the EU and the UK Government engaged in a series of negotiations regarding the terms of the UK’s future relationship with the EU, the EU and the UK Government signed an agreement on December 30, 2020 regarding the economic relationship between the UK and the EU. This agreement became effective on a provisional basis on January 1, 2021. There remains significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes are difficult to predict. This long-term uncertainty may affect other countries in the EU and elsewhere, and may cause volatility within the EU, triggering prolonged economic downturns in certain European countries. In addition, Brexit may create additional and substantial economic stresses for the UK, including a contraction of the UK economy and price volatility in UK stocks, decreased trade, capital outflows, devaluation of the British pound, wider corporate bond spreads due to uncertainty, and declines in business and consumer spending as well as foreign direct investment. Brexit may also adversely affect UK-based financial firms that have counterparties in the EU or participate in market infrastructure (trading venues, clearing houses, settlement facilities) based in the EU. Additionally, the spread of the novel coronavirus pandemic will stretch the resources and deficits of many countries in the EU and throughout the world, increasing the risk of default on their sovereign debt. These events and the resulting market volatility may have an adverse effect on the performance of a Fund.

Restrictions on Investments. There may be unexpected restrictions on investments in companies located in certain foreign countries. For example, on November 12, 2020, the President of the United States signed an Executive Order prohibiting U.S. persons from purchasing or investing in publicly-traded securities of companies identified by the U.S. government as “Communist Chinese military companies,” or in instruments that are derivative of, or are designed to provide investment exposure to, such securities. In addition, to the extent that a Fund holds such a security, one or more Fund intermediaries may decline to process customer orders with respect to such Fund unless and until certain representations are made by the Fund or the prohibited holdings are divested. As a result of forced sales of a security, or inability to participate in an investment the manager otherwise believes is attractive, a Fund may incur losses.

Leverage Risk

The SEC takes the position that other transactions that have a leveraging effect on the capital structure of a fund can be viewed as constituting a form of “senior security” of the Fund for purposes of the 1940 Act. These transactions may include selling securities short, buying and selling certain derivatives (such as futures contracts), selling (or writing) put and call options, engaging in when-issued, delayed-delivery, forward-commitment or reverse repurchase transactions and other trading practices that have a leveraging effect on the capital structure of a Fund or may be viewed as economically equivalent to borrowing. A borrowing transaction will not be considered to constitute the issuance of a “senior security” by the Fund if the Fund (1) maintains an offsetting financial position, (2) maintains liquid assets in a sufficient value to cover the Fund’s potential obligation under the borrowing transaction not offset or covered as provided in (1) and (3), or (3) otherwise “covers” the transaction in accordance with applicable SEC guidance (collectively, “covers” the transaction). The Fund’s holdings in such instruments are marked-to-market daily to ensure proper coverage. The Fund may have to buy or sell a security at a disadvantageous time or price in order to cover such transaction. In addition, assets being maintained to cover such transactions may not be available to satisfy redemptions or for other purposes or obligations.

Liquidity Risk

Certain securities may trade less frequently than those of larger companies due to their smaller capitalizations. In the event certain securities experience limited trading volumes, the prices may display abrupt or erratic movements at times. Additionally, it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to dispose of at a fair price at the times when the Adviser believes it is desirable to do so. The Fund’s investment in securities that are less actively traded or over time experience decreased trading volume may restrict its ability to take advantage of other market opportunities or to dispose of securities. This also may affect adversely the Fund’s ability to make dividend distributions. The Fund will not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in illiquid investments.

Manager Risk

Each Fund’s portfolio is subject to management risk because it is actively managed. Each Fund’s Adviser applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired results.

Certain securities of other instruments in which a Fund seeks to invest may not be available in the quantities desired. In such circumstances, the Adviser or the individual portfolio managers may determine to purchase other securities or instruments as substitutes. Such substitute securities or instruments may not perform as intended, which could result in losses to the Fund.

A Fund depends upon its Adviser’s key personnel for its future success and upon the Fund’s access to certain individuals and investments. In particular, each Fund depends on the diligence, skill and network of business contacts of its portfolio managers, who evaluate, negotiate, structure, close and monitor Fund investments. These individuals do not have long-term employment contracts with the Adviser although they do have equity interests and other financial incentives to remain with the Adviser. Each Fund also depends on the senior management of its Adviser. The departure of any of a Fund’s portfolio managers or the senior management of its Adviser could have a material adverse effect on the Fund’s ability to achieve its investment objective. In addition, the Funds can offer no assurance that its Adviser will remain its investment Adviser or that a Fund will continue to have access to the Adviser’s industry contacts and deal flow.

Margin Deposits and Cover Requirements for Futures Contracts Risk

Unlike the purchase or sale of portfolio securities, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the broker an amount of cash or cash equivalents, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” For example, when a Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the price of the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Fund has purchased a futures contract and the price of the futures contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, a Fund’s Adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

When entering into a futures contract that must be cash settled, a Fund will cover (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. When entering into a futures contract that does not need to be settled in cash, a Fund will maintain with its custodian (and mark to market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the full notional value of the contract. Alternatively, a Fund may “cover” its position by purchasing an option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund. The Fund may contractually agree to close positions prior to settlement and/or otherwise agree to avoid non-cash settlement.

Master Limited Partnership (“MLP”) Risk

The Funds may invest in MLPs, which are limited partnerships in which ownership units are publicly traded. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners (like a Fund that invests in an MLP) are not involved in the day-to-day management of the partnership. Investments in MLPs are generally subject to many of the risks that apply to partnerships. For example, holders of the units of MLPs may have limited control and limited voting rights on matters affecting the partnership. There may be fewer corporate protections afforded investors in an MLP than investors in a corporation. Conflicts of interest may exist among unit holders, subordinated unit holders and the general partner of an MLP, including those arising from incentive distribution payments. MLPs that concentrate in a particular industry or region are subject to risks associated with such industry or region. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. Investments held by MLPs may be illiquid. MLP units may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies. The Funds are not eligible for a deduction from income received from MLPs that is available to individuals who invest directly in MLPs.

Reduced demand for oil and other energy commodities as a result of the slowdown in economic activity resulting from the spread of the novel coronavirus (COVID-19) pandemic. Global oil prices declined significantly and experienced significant volatility, including a period where an oil-price futures contract fell into negative territory for the first time in history, as demand for oil slowed and oil storage facilities reached their storage capacities. Varying levels of production and continued oil price volatility may adversely impact MLPs and energy infrastructure companies.

Non-Diversification Risk

A Fund that is “non-diversified” is not subject to the diversification requirements of the 1940 Act, which generally limit investments, as to 75% of a Fund’s total assets, to no more than 5% in securities in a single issuer and 10% of an issuer’s voting securities. A non-diversified Fund must, however, comply with certain tax diversification tests. To satisfy the tax diversification tests, at least 50% of the value of the Fund’s total assets at the end of each quarter of the Fund’s taxable year must be represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities, with such other securities limited in respect of any one issuer to an amount not greater in value than 5% of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer, or any two or more issuers that the Fund controls, and that are determined to be engaged in the same business or similar or related businesses, or of one or more qualified publicly traded partnerships. Because the appreciation or depreciation of a single portfolio security may have a greater impact on the net asset value of a non-diversified Fund, the net asset value per share of the Fund can be expected to fluctuate more than that of a comparable diversified fund.

Preferred Stock Risk

The Funds may invest in preferred stock. Preferred stock, unlike common stock, offers a stated dividend rate payable from the issuer’s earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of the preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. A Fund may purchase preferred stock of companies which have also issued other classes of preferred stock or debt obligations that may take priority as to payment of dividends over the preferred stock held by the Fund.

Private Investment Funds Risk

The Funds may invest in private investment funds, also known as hedge funds, which will pursue alternative investment strategies. An investment in a private investment fund involves certain risks relating to, among other things, the nature of the investments and investment techniques to be employed by the private investment fund. Because of the speculative nature of the investments and trading strategies of private investment funds, there is a risk that a Fund may suffer a significant or complete loss of its invested capital in one or more private investment funds. Private investment funds may utilize a variety of special investment instruments and techniques to hedge the portfolios of the funds against various risks (such as changes in interest rates or other factors that affect security values) or for non-hedging purposes to pursue a fund’s investment objective. Certain of the special investment instruments and techniques that the fund may use are speculative and involve a high degree of risk, particularly in the context of non-hedging transactions. Interests in a private investment fund are not generally registered under the 1933 Act and the transferability or withdrawal of such interests is substantially restricted.

In addition, preferred stock often has special redemption rights allowing issuers to redeem such securities at par earlier than scheduled. If these rights are exercised, a Fund may have to reinvest proceeds in less attractive securities. Among other risks described in the Fund’s prospectus and this SAI, the following issues are particularly associated with investments in preferred stock.

•	Deferral and Omission of Distributions. Preferred stock may include features permitting or requiring the issuer to defer or omit distributions. Among other things, such deferral or omission may result in adverse tax consequences for a Fund.

•	Limited Voting Rights. Preferred stock generally does not have voting rights with respect to the issuer unless dividends have been in arrears for certain specified periods of time. In the future, preferred stock may be offered with features different from those described above, and as such, may entail different risks. Over longer periods of time, certain types of preferred stock may become more scarce or less liquid as a result of legislative changes. Such events may result in losses to a Fund as the prices of securities it holds may be negatively affected. Revisions to bank capital requirements by international regulatory bodies, to the extent they are adopted in the United States, may also negatively impact the market for certain preferred stock.

Regulation S Securities Risk

A Fund may invest in equity or fixed income securities of U.S. and non-U.S. issuers that are issued through private offerings without registration with the SEC, including offerings outside the United States, pursuant to Regulation S under the 1933 Act (“Regulation S Securities”). Because Regulation S Securities are subject to legal or contractual restrictions on resale, these securities may be considered illiquid. Furthermore, as these securities are generally less liquid than registered securities traded on established secondary markets, a Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although Regulation S Securities may be resold in privately negotiated transactions, the price realized from these sales could be less than those originally paid by a Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Accordingly, Regulation S Securities may involve a high degree of business and financial risk and may result in substantial losses.

Regulatory and Market Developments Risk

Recent instability in the financial markets has led the U.S. government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and non-U.S. governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could diminish or preclude a Fund’s ability to achieve its investment objective. Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation, and performance of a Fund’s portfolio holdings.

Repurchase Agreements Risk

Securities held by a Fund may be subject to repurchase agreements. A repurchase agreement is a contract under which a Fund acquires a security for a relatively short time period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price which represents the Fund’s cost plus interest. The arrangement results in a fixed rate of return that is not subject to market fluctuations during the period that the underlying security is held by the Fund. Repurchase agreements involve certain risks, including seller’s default on its obligation to repurchase or seller’s bankruptcy. The Funds will enter into such agreements only with commercial banks and registered broker-dealers, as well as other financial institutions which the Adviser deems creditworthy under guidelines approved by the Board of Trustees. In these transactions, the securities issued by the Funds will have a total value in excess of the value of the repurchase agreement during the term of the agreement. If the seller defaults, the respective Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale, including accrued interest, are less than the resale price provided in the agreement including interest, and it may incur expenses in selling the security. In addition, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the U.S. Bankruptcy Code of 1983 or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within the control of the Fund and therefore the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the Funds’ management acknowledges these risks, it is expected that they can be controlled through careful monitoring procedures.

In a repurchase agreement, a Fund purchases a security and simultaneously commits to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. To protect a Fund from risk that the original seller will not fulfill its obligations, the securities are held in accounts of the Fund at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. If a seller defaults on its repurchase obligations, a Fund may suffer a loss in disposing of the security subject to the repurchase agreement. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility that the value of the underlying security will be less than the resale price, as well as costs and delays to a Fund in connection with bankruptcy proceedings), it is the current policy of the Funds to engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

Restricted and Illiquid Securities Risk

A Fund may invest in illiquid or restricted securities if the Adviser believes that they present an attractive investment opportunity. A Fund may not invest more than 15% of its net assets in illiquid or restricted securities. Generally, a security is considered illiquid if a Fund reasonably expects it cannot be disposed of in current market conditions within seven days without the sale or disposition significantly changing the market value of the investment. Its illiquidity might prevent the sale of such a security at a time when the Adviser might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring a Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a Fund could realize upon disposition.

Illiquid securities generally include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed-time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), securities that are subject to legal or contractual restrictions on resale and other securities whose disposition is restricted under the federal securities laws (other than securities issued pursuant to Rule 144A under the 1933 Act and certain commercial paper that the Adviser has determined to be liquid under procedures approved by the Board of Trustees).

A Fund’s investments may include privately placed securities, which are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, and their sale may involve substantial delays and additional costs.

Restricted securities, including private placements, are subject to legal or contractual restrictions on resale. They can be eligible for purchase without SEC registration by certain institutional investors known as “qualified institutional buyers,” and under the Funds’ procedures, restricted securities may be treated as liquid. However, some restricted securities may be illiquid and restricted securities that are treated as liquid could be less liquid than registered securities traded on established secondary markets.

Reverse Repurchase Agreements Risk

The Fund, subject to its investment strategies and policies, may enter into reverse repurchase agreements. The Fund may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, the Fund sells securities to another party and agrees to repurchase them at a particular date and price. The Fund may enter into a reverse repurchase agreement when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.

At the time the Fund enters into a reverse repurchase agreement, it will segregate liquid assets with a value not less than the repurchase price (including accrued interest). The use of reverse repurchase agreements may be regarded as leveraging and, therefore, speculative. Furthermore, reverse repurchase agreements involve the risks that (i) the interest income earned in the investment of the proceeds will be less than the interest expense, (ii) the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase, (iii) the market value of the securities sold will decline below the price at which the Fund is required to repurchase them and (iv) the securities will not be returned to the Fund.

In addition, if the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligations to repurchase the securities and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

Risks of Owning Securities of Affiliates

From time to time, a Fund may be deemed to “control” or may be an “affiliate” of one or more of the Fund’s portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, the Fund would “control” a portfolio company if it owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if it owned 5% or more of its outstanding voting securities or any of Salient’s employees serves as a director of such company. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Adviser), principal underwriters and affiliates of those affiliates or underwriters.

There is significant ambiguity in the application of existing SEC staff interpretations of the term “voting security” to complex structures such as limited partner interests of MLPs in which the Funds invest. As a result, it is possible that the SEC staff may consider that certain securities of limited partnerships are voting securities under the staff’s prevailing interpretations of this term. If such determination is made, the Fund may be regarded as a person affiliated with and controlling the issuer(s) of those securities for purposes of Section 17 of the 1940 Act. In the absence of an applicable exemptive rule, such status could impact certain investment decisions.

In light of the ambiguity of the definition of voting securities, the Funds do not intend to treat any class of limited partner interests of MLPs that a Fund holds as “voting securities” unless the security holders of such class currently have the ability, under the partnership agreement, to remove the general partner (assuming a sufficient vote of such securities, other than securities held by the general partner, in favor of such removal) or the Fund has an economic interest of sufficient size that otherwise gives the fund the de facto power to exercise a controlling influence over such MLP. The Funds believe this treatment is appropriate given that the general partner controls the MLP, and without the ability to remove the general partner or the power to otherwise exercise a controlling influence over the MLP due to the size of an economic interest, the security holders have no control over the MLP.

There is no assurance that the SEC staff will not consider that other limited partnership securities that the Funds own and do not treat as voting securities are, in fact, voting securities for the purposes of Section 17 of the 1940 Act. If such determination were made, the Funds would be required to abide by the restrictions on “control” or “affiliate” transactions as proscribed in the 1940 Act. The Funds or any portfolio company that they control, and the Funds’ affiliates, may from time to time engage in certain of such transactions, purchases, sales and loans in reliance upon and in compliance with the conditions of certain exemptive rules promulgated by the SEC.

There is no assurance that a Fund would be able to satisfy the conditions of these rules with respect to any particular eligible transaction, or even if a Fund were allowed to engage in such a transaction that the terms would be more or as favorable to the Fund or any company that the Fund controls as those that could be obtained in an arm’s length transaction. As a result of these prohibitions, restrictions may be imposed on the size of positions that may be taken for the Funds or on the type of investments that the Funds could make.

Rule 144A Securities Risk

The Funds may purchase securities that are not registered under the 1933 Act, but that can be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act (“Rule 144A Securities”). In addition to an adequate trading market, the Board will also consider factors such as trading activity, availability of reliable price information, and other relevant information in determining whether a Rule 144A Security is liquid. This investment practice could have the effect of increasing the level of illiquidity in the Funds to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A Securities. The Board will carefully monitor any investments by the Funds in Rule 144A Securities.

Rule 144A securities may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and a Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the price realized from these sales could be less than those originally paid by a Fund.

Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Rule 144A under the 1933 Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public by establishing a “safe harbor” from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers (as such term is defined under Rule 144A). The Adviser anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the Financial Industry Regulatory Authority, Inc. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A eligible restricted securities held by a Fund, however, could affect adversely the marketability of such Fund’s securities and, consequently, the Fund might be unable to dispose of such securities promptly or at favorable prices. The Adviser will monitor the liquidity of such restricted securities under the supervision of the Board.

Securities issued pursuant to Rule 144A are not deemed to be illiquid. The Adviser will monitor the liquidity of such restricted securities subject to the supervision of the Board. In reaching liquidity decisions, the Adviser must first find that the security can be sold within seven days at approximately the same amount at which it is valued by the Fund and that there is reasonable assurance that the security will remain marketable throughout the period it is expected to be held by the Fund, taking into account the actual frequency of trades and quotations for the security (expected frequency in the case of initial offerings). Furthermore, the security will be considered liquid if the following criteria are met: (a) at least two dealers make a market in the security; (ii) there are at least three sources from which a price for the security is readily available; and (iii) settlement is made in a “regular way” for the type of security at issue.

Securities Issued by Other Investment Companies Risk

The Funds may invest in securities of other investment companies, including investment companies which may not be registered under the 1940 Act. The Funds may invest in affiliated and unaffiliated no-load, open-end money market funds and short-term bond funds for cash management purposes. By investing in another investment company, a Fund is exposed to the risks of the underlying investment company in which it invests in proportion to the amount of assets the Fund allocates to the underlying investment company. In addition, a Fund’s investment in other investment companies is limited by the 1940 Act, and will involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.

A Fund’s investments in other investment companies may include investments in various ETFs, subject to the Fund’s investment objective, policies, and strategies as described in the prospectus. ETFs are discussed above in greater detail.

Generally, a Fund will not purchase securities of another investment company if, as a result: (i) more than 10% of the Fund’s total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any such investment company being held by the Fund, or (iii) more than 5% of the Fund’s total assets would be invested in any one such investment company, unless it is able to rely on and meet the requirements of one or more rules under the 1940 Act that permit investments in other investment companies in excess of these limits.

Securities Lending Risk

In order to generate additional income, the Funds from time to time may lend portfolio securities to broker-dealers, banks or institutional borrowers of securities, provided that outstanding loans do not exceed in the aggregate the maximum allowable percentage of the value of the Fund’s net assets under applicable laws and regulations, currently 33 1/3%. Each Fund may lend securities if such loans are secured continuously by liquid assets consisting of cash, U.S. Government Securities or other liquid, high-grade debt securities, or by a letter of credit in favor of the Fund in a separate account maintained by the custodian at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. This collateral must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the lending Fund. During the time portfolio securities are on loan, the borrower pays the lending Fund any dividends or interest paid on such securities. Loans are subject to termination by the lending Fund or the borrower at any time. While the lending Fund does not have the right to vote securities on loan, it intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults on its obligation to the lending Fund, the lending Fund could experience delays in recovering its securities and possible capital losses. A Fund may pay reasonable finders’ and custodial fees in connections with loans. In addition, a Fund will consider all facts and circumstances, including the creditworthiness of the borrowing financial institution, and a Fund will not lend its securities to any director, officer, employee, or affiliate of the Adviser, the Administrator or the distributor, unless permitted by applicable law.

Short Sale Risk

Each Fund may engage in short sales, including short sales against the box. Short sales (other than against the box) are transactions in which a Fund sells a security it does not own in anticipation of a decline in the market value of that security. A short sale against the box is a short sale where at the time of the sale, a Fund owns or has the right to obtain securities equivalent in kind and amounts. To complete a short sale transaction, a Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any interest or dividends which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. There will also be other costs associated with short sales.

A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Unlike taking a long position in a security by purchasing the security, where potential losses are limited to the purchase price, short sales have no cap on maximum loss. A Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security.

Until a Fund replaces a borrowed security in connection with a short sale, the Fund will (a) designate on its records as collateral cash or liquid assets at such a level that the designated assets plus any amount deposited with the broker as collateral will equal the current value of the security sold short or (b) otherwise cover its short position in accordance with applicable law. The amount designated on the Fund’s records will be marked to market daily. This may limit the Fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations.

There is no guarantee that the Funds will be able to close out a short position at any particular time or at an acceptable price. During the time that a Fund is short a security, it is subject to the risk that the lender of the security will terminate the loan at a time when the Fund is unable to borrow the same security from another lender. If that occurs, the Fund may be “bought in” at the price required to purchase the security needed to close out the short position, which may be a disadvantageous price. Thus, there is a risk that the Fund may be unable to fully implement its investment strategy due to a lack of available stocks or for some other reason. It is possible that the market value of the securities a Fund holds in long positions will decline at the same time that the market value of the securities the Fund has sold short increases, thereby increasing the Fund’s potential volatility. Short sales also involve other costs. A Fund must normally repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. In addition, to borrow the security, a Fund may be required to pay a premium. The Funds also will incur transaction costs in effecting short sales. The amount of any ultimate gain for a Fund resulting from a short sale will be decreased, and the amount of any ultimate loss will be increased, by the amount of premiums, dividends, interest or expenses a Fund may be required to pay in connection with the short sale.

In addition to the short sales discussed above, each Fund may make short sales “against the box,” a transaction in which the Fund enters into a short sale of a security that the Fund owns or has the right to obtain at no additional cost. The Fund does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If the Fund effects a short sale of securities against the box at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied.

A Fund may also take a short position in a derivative instrument, such as a future, forward or swap. A short position on a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument.

Small and Medium Capitalization Stocks Risk

Each Fund may invest its assets in the common stocks and other equity securities of small and medium capitalization companies with smaller market capitalizations. While the Adviser believe these investments may provide significant potential for appreciation, they involve higher risks in some respects than do investments in common stocks and other equity securities of larger companies. For example, prices of such investments are often more volatile than prices of large capitalization stocks and other equity securities. In addition, due to thin trading in some such investments, an investment in these common stocks and other equity securities may be more illiquid than that of common stocks or other equity securities of larger market capitalization issuers (See “Liquidity Risk”). Smaller capitalization companies also fail more often than larger companies and may have more limited management and financial resources than larger companies.

Structured Securities Risk

Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, interest rates, commodities, indexes or other financial indicators (each, a “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may present a greater degree of market risk than other types of fixed income securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities.

Swap Agreements Risk

A Fund may enter into interest rate, index, equity, currency exchange rate, total return and credit default swap agreements as well as purchase and sell options to enter into such swap agreements, for hedging and non-hedging purposes. The Funds may enter into swap agreements that are traded over-the-counter and swap agreements that are centrally-cleared and exchange-traded. These transactions would be entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to a Fund than if the Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard over-the-counter swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index.

Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. Credit default swaps are a type of swap agreement in which the protection “buyer” is generally obligated to pay the protection “seller” an upfront and/or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by a Fund. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment and/or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Credit default swap agreements involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into over-the-counter credit default swap agreements only with counterparties that meet certain standards of creditworthiness.

A Fund may enter into total return swap agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments based on the change in market value of underlying assets, which may include a specified security, basket of securities, defined portfolios of bonds, loans and mortgages, or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market. Total return swap agreements may effectively add leverage to a Fund’s portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Total return swaps are a mechanism for the user to accept the economic benefits of asset ownership without utilizing the balance sheet. The other leg of the swap is spread to reflect the non-balance sheet nature of the product. Total return swaps can be designed with any underlying asset agreed between two parties. Typically no notional amounts are exchanged with total return swaps. Total return swap agreements entail the risk that a party will default on its payment obligations to a Fund thereunder. Swap agreements also entail the risk that a Fund will not be able to meet its obligation to the counterparty. Generally, a Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

Most swap agreements entered into by a Fund calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net present value of amounts to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s current obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund), and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated or “earmarked” account consisting of assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, to limit any potential leveraging of the Fund’s portfolio.

Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Funds’ investment restriction concerning senior securities.

Whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the ability of the Adviser to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Fund will enter into swap agreements only with counterparties that meet certain standards for creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund’s repurchase agreement guidelines). Currently, some, but not all, interest rate swaps and credit default swaps are subject to central clearing. In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty and the Fund’s counterparty on the swap agreement becomes the central counterparty. The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain over-the-counter derivative contracts including interest rate swaps and credit default swaps. Although these changes are expected to decrease the counterparty risk involved in bilaterally negotiated contracts and increase market liquidity, exchange-trading and clearing would not make the contracts risk-free. Certain restrictions imposed on the Funds by the Code may limit a Fund’s ability to use swap agreements and/or require a Fund to trade its swaps in its respective wholly-owned subsidiary. It is possible that developments in the swap market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. In addition, a Fund’s use of swaps may reduce the Fund’s returns and increase volatility.

Tender Option Bonds Risk

The Funds may invest in trust certificates issued in tender option bond programs. In these programs, a trust typically issues two classes of certificates and uses the proceeds to purchase municipal securities having relatively long maturities and bearing interest at a fixed interest rate substantially higher than prevailing short-term tax-exempt rates.

The holders of floating rate certificates have the benefit of the agreement of a credit worthy third party agent, such as a bank, broker-dealer or other financial institution, to remarket and/or purchase the floating rate certificates at face value upon tender by the holder. The agent receives periodic fees to remarket and provide liquidity for the floating rate certificates. As a result of this agreement, the holder of a floating rate certificate effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. The remarketing/liquidity agent normally will not be obligated to remarket or purchase tendered floating certificates in the event of certain defaults of the issuer of the municipal securities, a determination of taxability on the underlying municipal securities or a downgrading below agreed levels in the credit rating assigned to the underlying municipal securities. There is a risk that a Fund investing in a tender option bond program will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid or may become illiquid as a result of, among other things, a credit rating downgrade, a payment default or a disqualification from tax-exempt status.

These programs are intended to provide the holders of certificates with tax-exempt income at a variable rate. One class of investors earns interest at a rate based on current short-term tax-exempt interest rates and may tender its holdings at par to a remarketing agent at agreed-upon intervals. In the event of a failed remarketing, except in limited circumstances, a liquidity provider steps in to provide for the purchase of the certificates. A second class of investors has a residual income interest (earning any net income produced by the underlying bonds that exceeds the variable income paid to the other class of investors) and bears first loss risk that the underlying bonds decline in value because of changes in market interest rates or for other reasons. Under the terms of such programs, both investor classes bear the risk of loss that would result from a payment default on the underlying bonds as well as from other potential, yet remote, credit or structural events. If the trust in a tender option bond program would fail to qualify as a partnership for federal income tax purposes, the trust could become subject to entity level tax and the certificate holders could receive taxable ordinary income.

Section 619 (the “Volcker Rule”) and Section 941 (the “Risk Retention Rules”) of the Dodd-Frank Wall Street Reform and Consumer Protection Act effectively preclude banking entities from: (i) sponsoring or acquiring interests in the trusts used to hold a Municipal Bond in the creation of tender option bond trusts; and (ii) continuing to service or maintain relationships with existing programs involving such trusts to the same extent and in the same capacity as existing programs. In response to these rules, industry participants have begun using various structuring alternatives for existing and new trusts. For example, under a new tender option bond structure, a Municipal Fund would structure and sponsor a tender option bond trust. As a result, a Municipal Fund would be required to assume certain responsibilities and risks as the sponsor of the tender option bond trust. Because of the important role that tender option bond programs play in the Municipal Bond market, it is possible that implementation of these rules and any resulting impact may adversely impact the Municipal Bond market and the Municipal Funds. For example, as a result of the implementation of these rules, the Municipal Bond market may experience reduced demand or liquidity and increased financing costs.

Valuation Risk

Market prices may not be readily available for any restricted or unregistered investments in public companies or investments in private companies made by the Funds. The value of such investments will ordinarily be determined based on fair valuations pursuant to procedures adopted by the Board of Trustees. Restrictions on resale or the absence of a liquid secondary market may adversely affect a Fund’s ability to determine its net asset value. The sale price of securities that are not readily marketable may be lower or higher than a Fund’s most recent determination of their fair value. In addition, the value of these securities typically requires more reliance on the judgment of a Fund’s Adviser than that required for securities for which there is an active trading market. Due to the difficulty in valuing these securities and the absence of an active trading market for these investments, a Fund may not be able to realize these securities’ carrying value or may have to delay their sale in order to do so.

Variable and Floating Rate Securities Risk

Variable and floating rate securities are instruments that have a coupon or interest rate that is adjusted periodically due to changes in a base or benchmark rate. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily to annually, or may be event-based, such as based on a change in the prime rate.

A Fund may engage in credit spread trades and invest in floating rate debt instruments (“floaters”). A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies. The interest rate on a floater is a variable rate that is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. Because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against a rise in interest rates, although a Fund will participate in any declines in interest rates as well.

A Fund also may invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality, and a Fund accordingly may be forced to hold such an instrument for long periods of time and/or may experience losses of principal in such investment. In particular, when interest rates are declining, coupon payments will rise at periodic intervals. This rise in coupon payments causes rapid dramatic increases in prices compared to those expected from conventional fixed-income instruments of similar maturity. Conversely, during times of rising interest rates, the coupon payments will fall at periodic intervals. This fall in coupon payments causes rapid dramatic decreases in prices compared to those expected from conventional fixed-income instruments of similar maturity. See “Mortgage-Related and Other Asset-Backed Securities Risk” for a discussion of IOs and POs.

If a Fund invests in inverse floaters, it will generally treat inverse floaters as illiquid securities except for (i) inverse floaters issued by U.S. government agencies and instrumentalities backed by fixed-rate mortgages, whose liquidity is monitored by the Adviser subject to the supervision of the Board of Trustees or (ii) where such securities can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of net asset value per share.

Variable and floating rate notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by a Fund will be determined by the Adviser under guidelines approved by the Board of Trustees to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Fund’s investment policies. In making such determinations, the Adviser will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding, and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by a Fund, the Fund may resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and the Fund could, as a result or for other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit.

Variable and floating rate securities may utilize the London Inter-bank Offered Rate (“LIBOR”) as the reference or benchmark rate for interest rate calculations. However, following allegations of manipulation and concerns regarding liquidity, in July 2017 the U.K. Financial Conduct Authority, which regulates LIBOR, announced that it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. The ICE Benchmark Administration Limited, the administrator of LIBOR, ceased publishing most LIBOR maturities, including some US LIBOR maturities, on December 31, 2021, and is expected to cease publishing the remaining and most liquid US LIBOR maturities on June 30, 2023. Before the end of 2021, it was expected that market participants would transition to the use of alternative reference or benchmark rates. However, although regulators have encouraged the development and adoption of alternative rates such as the Secured Overnight Financing Rate (“SOFR”), there is currently no definitive information regarding the future utilization of LIBOR or of any particular replacement rate.

Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation dates, the impact on certain debt securities, derivatives and other financial instruments remains uncertain. It is expected that market participants will amend financial instruments referencing LIBOR to include fallback provisions and other measures that contemplate the discontinuation of LIBOR or other similar market disruption events, but neither the effect of the transition process nor the viability of such measures is known. To facilitate the transition of legacy derivatives contracts referencing LIBOR, the International Swaps and Derivatives Association, Inc. launched a protocol to incorporate fallback provisions. However, there are obstacles to converting certain longer term securities and transactions to a new benchmark or benchmarks and the effectiveness of one alternative reference rate versus multiple alternative reference rates in new or existing financial instruments and products has not been determined. Certain proposed replacement rates to LIBOR, such as SOFR, which is a broad measure of secured overnight US Treasury repo rates, are materially different from LIBOR, and changes in the applicable spread for financial instruments transitioning away from LIBOR will need to be made to accommodate the differences. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition to replacement rates may be exacerbated if an orderly transition to an alternative reference rate is not completed in a timely manner.

As market participants transition away from LIBOR, LIBOR’s usefulness may deteriorate. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. LIBOR’s deterioration may adversely affect the liquidity and/or market value of securities that use LIBOR as a benchmark interest rate, including securities and other financial instruments held by the Fund. Further, the utilization of an alternative reference rate, or the transition process to an alternative reference rate, may adversely affect the Fund’s performance.

When-Issued Securities and Firm Commitment Agreements Risk

The Funds may purchase securities on a delayed delivery or “when-issued” basis and enter into firm commitment agreements (transactions whereby the payment obligation and interest rate are fixed at the time of the transaction but the settlement is delayed). A Fund will not purchase securities the value of which is greater than 15% of its net assets on a when-issued or firm commitment basis. A Fund, as purchaser, assumes the risk of any decline in value of the security beginning on the date of the agreement or purchase, and no interest accrues to a Fund until it accepts delivery of the security. A Fund will not use such transactions for leveraging purposes and, accordingly, will segregate or “earmark” cash, cash equivalents, or liquid securities in an amount sufficient to meet its payment obligations thereunder. Although these transactions will not be entered into for leveraging purposes, to the extent a Fund’s aggregate commitments under these transactions exceed its holdings of cash and securities that do not fluctuate in value (such as short-term money market instruments), the Fund temporarily will be in a leveraged position (i.e., it will have an amount greater than its net assets subject to market risk). Should market values of a Fund’s portfolio securities decline while the Fund is in a leveraged position, greater depreciation of its net assets would likely occur than were it not in such a position. As a Fund’s aggregate commitments under these transactions increase, the opportunity for leverage similarly increases. A Fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations thereunder.

Zero-Coupon Securities Risk

The Funds may invest in zero-coupon securities. A zero-coupon security has no cash coupon payments. Instead, the issuer sells the security at a substantial discount from its maturity value. The interest equivalent received by the investor from holding this security to maturity is the difference between the maturity value and the purchase price. Zero-coupon securities are more volatile than cash pay securities. A Fund accrues income on these securities prior to the receipt of cash payments. A Fund intends to distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax laws and may, therefore, need to use its cash reserves to satisfy distribution requirements.

PORTFOLIO HOLDINGS DISCLOSURE

The Funds have adopted policies and procedures related to the selective disclosure of portfolio holdings (“Disclosure Policies”). The Disclosure Policies provide that it is the policy of the Funds and their service providers to protect the confidentiality of their holdings and prevent the selective disclosure of non-public information about the Funds’ portfolio holdings. The Disclosure Policies are designed to address conflicts of interest between each Fund’s shareholders and its Adviser, principal underwriter or any affiliated person of such entities by limiting and delineating the circumstances under which non-public information regarding each Fund’s portfolio holdings may be disseminated. No information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party except in limited circumstances, as described below. Only the Fund’s legal advisor or Chief Compliance Officer (“CCO”) may authorize disclosure of any Fund’s portfolio holdings.

Violations of the Disclosure Policies must be reported to the CCO. If the CCO, in the exercise of his or her duties, deems that such violation constitutes a “Material Compliance Matter” within the meaning of Rule 38a-1 under the 1940 Act, he/she shall report it to the Board, as required by Rule 38a-1.

Disclosures Required by Law

Nothing contained in the Disclosure Policies is intended to prevent the disclosure of portfolio holdings information as may be required by applicable laws and regulations. For example, the Funds or any of their affiliates or service providers may file any report required by applicable law, such as periodic portfolio disclosure in filings with the SEC, respond to requests from regulators, and comply with valid subpoenas.

Public Disclosures on Website

The Funds disclose all portfolio holdings as of the end of each month on its website at www.salientpartners.com. Portfolio holdings as of month-end are posted on the 21st day of the next succeeding month (or, if the 21st day is not a Business Day, then on the next Business Day).

The portfolio holdings for each month will remain available on the website for a minimum of six months following the date posted. In addition, the Funds may, at the discretion of the Adviser, publicly disclose portfolio holdings information at any time with respect to securities held by the Funds that are in default, distressed or experiencing a negative credit event. Any such disclosure will be broadly disseminated via the Funds’ website or other means.

Confidential Dissemination of Portfolio Holdings

The Funds may disclose portfolio holdings, under Conditions of Confidentiality, as defined herein, before their public disclosure is required or authorized by policy as above, to service providers, to data aggregators, and to mutual fund evaluation and due diligence departments of broker-dealers and wire houses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes including style, capitalization, maturity, yield, beta, etc. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. Holdings authorized to be disclosed may be disclosed by officers of the Funds, the Adviser, or service providers in possession of such information. Such holdings are released under conditions of confidentiality. “Conditions of Confidentiality” means that:

(i)	the recipient may not distribute the portfolio holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the Funds before the portfolio holdings or results of the analysis become public information; and

(ii)	the recipient must sign a written Confidentiality Agreement in form and substance acceptable to the CCO which, among other things, provides that the recipient of the portfolio holdings information agrees to limit access to the information to those persons who are subject to confidentiality obligations, and includes an obligation not to trade on non-public information.

The Board, legal advisor or CCO may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those imposed by the Disclosure Policies, or may approve exceptions or revisions to the Disclosure Policies. For example, the Funds may determine to not provide purchase and sale information with respect to a Fund that invests in smaller capitalization companies or less liquid securities. The Disclosure Policies may not be waived, or exceptions made, without the consent of the Funds’ legal advisor or CCO. The CCO will report to the Board any waivers at the Board’s next regularly scheduled meeting.

Any amendments to the policies and procedures for the disclosure of portfolio holdings shall be approved and adopted by the full Board, including each of the Independent Trustees.

The policy also permits the daily or less frequent disclosure of any and all portfolio information to the Funds’ service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities, such as the Funds’ custodian (Citibank, N.A.), Adviser, administrators (ALPS Fund Services, Inc.), and transfer agents (ALPS Funds Services, Inc. and Computershare), fund accountant (ALPS Fund Services, Inc.), independent registered public accounting firm (KPMG LLP), legal counsel (K&L Gates LLP), officers, and directors and each of their respective affiliates and advisors, who are subject to duties of confidentiality imposed by law and/or contract, including a duty not to trade on non-public information.

Analytical Information

The Funds or their duly authorized service providers may distribute the following information concerning each Fund’s portfolio before disclosure of all portfolio holdings is made as discussed above, provided that the individual portfolio holdings of a Fund (the complete portfolio holdings of a Fund in the case of a Fund’s top twenty-five holdings as listed below) could not reasonably be determined from that information:

•	Top Twenty-Five Holdings. Top twenty-five holdings and the total percentage of the Fund such aggregate holdings represent.

•	Sector Holdings. Sector information and the total percentage of the Fund held in each sector.

•	Other Portfolio Characteristic Data. Any other analytical data that does not identify any specific portfolio holding.

Other Parties

The Funds or their duly authorized service providers may distribute portfolio holdings information to another party on a one-time or limited basis before their public disclosure is required or authorized by policy as above provided that (i) the specific disclosure of such non-public information is made under Conditions of Confidentiality, as defined above, and (ii) the specific disclosure of such non-public information has been approved by the Trusts’ legal advisor or CCO as consistent with these Disclosure Policies. By way of illustration and not a limitation, the distribution of a Fund’s portfolio holdings in accordance with this paragraph may be made (i) to a proposed or potential advisor or sub-advisor or investment manager asked to provide investment management services to a Fund, or (ii) to a third party in connection with a program or service to be provided for the benefit of a Fund.

Trading Desk/Research Reports

The trading desks of the Adviser may periodically distribute lists of applicable investments held by their clients (including the Funds) for the purpose of facilitating efficient trading of such investments and receipt of relevant research.

The Adviser may periodically distribute a list of the issuers and securities that are covered by their research department as of a particular date. The list of issuers and securities may represent securities currently held by the Funds and securities which may be purchased for the Funds. In no case will a list specifically identify an issuer’s securities as either currently held or anticipated to be held by the Funds or identify Fund position sizes.

Press Interviews, Broker Discussions, Etc.

Portfolio managers and other senior officers or spokespersons of the Funds may disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with these Disclosure Policies. For example, a portfolio manager discussing a particular Fund may indicate that he or she likes and/or owns for the Fund a security only if the Fund’s ownership of such security has previously been publicly disclosed (and the statement is otherwise accurate and not misleading).

Conflicts of Interest

Whenever portfolio holdings disclosure made pursuant to the Disclosure Policies involves a conflict of interest between the Funds’ shareholders and the Adviser, distributors or any affiliated person of the Funds, the disclosure may not be made unless a majority of the Independent Trustees or a majority of a Board committee consisting solely of Independent Trustees approves such disclosure after considering the best interests of shareholders and potential conflicts in making such disclosures. The Funds and the Adviser will not enter into any arrangement providing for the disclosure of non-public portfolio holding information for the receipt of compensation or benefit of any kind.

MANAGEMENT OF THE FUNDS

Trustees and Officers

The Acquiring Fund and the Acquired Fund each has the same investment adviser and the same Board of Trustees. Unless otherwise indicated, the disclosure in this section applies to the Acquiring Fund and the Acquired Fund. Each Fund’s business and affairs are managed under the direction of the Board, including the duties performed for the Fund under its Investment Management Agreement. The Trustees set broad policies for the Funds and choose the Funds’ officers. The Trustees who are not “interested persons” of the Adviser, its affiliates, or the Funds’ underwriters, if any, as defined in the 1940 Act are referred to herein as “Independent Trustees.” The Trustees who are “interested persons” (as defined by the 1940 Act) are referred to herein as “Interested Trustees.”

Under the Acquired Fund’s Agreement and Declaration of Trust, the Board is divided into three classes of Trustees serving staggered three-year terms. At each annual meeting of the Acquired Fund’s common shareholders, the successors to the class of Trustees whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of shareholders held in the third year following the year of their election. Each Trustee will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies. The Class I Trustees serving until the 2022 Annual Meeting are Gregory A. Reid and Dr. Bernard A. Harris, Jr. The Class II Trustees serving until the 2023 Annual Meeting are A. John Gambs and Haig G. Mardikian. The Class III Trustees serving until the 2024 Annual Meeting are Jonathan P. Carroll and Julie Allecta.

Under the Acquiring Fund’s Agreement and Declaration of Trust, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified.

The table below shows, for each Trustee and executive officer, his/her full name, year of birth, the position held with the Funds, the length of time served in that position, his/her principal occupation during the last five years, and other directorships held by such Trustee. The information in the table is current as of May 1, 2022. The address of each Trustee and officer is c/o the Fund, 4265 San Felipe, 8th Floor, Houston, Texas 77027.

Interested Trustees

Name and Age	Position(s) with Funds	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee*	Other Directorships During the Past 5 Years**
Gregory A. Reid (1) Year of Birth: 1965	Trustee (Since 2020) President and Chief Executive Officer (since 2012 for the Acquired Fund and since 2020 for the Acquiring Fund)	President, MLP Complex, Salient (since 2011).	6	The Acquired Fund (investment company) (2012-2018, and since 2020).

(1)	This person’s status as an “interested” Trustee arises from his affiliation with the Fund’s investment advisor, Salient Capital Advisors, LLC, a Texas limited liability company.

Independent Trustees

Name and Age	Position(s) with Funds	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee*	Other Directorships During the Past 5 Years**
Julie Allecta Year of Birth: 1946	Trustee (since 2015 for the Acquiring Fund and 2018 for the Acquired Fund)	Retired Partner, Paul Hastings, Janofsky & Walker LLP (1999- 2009); Trustee, Litman Gregory Funds Trust (since 2013); Member of Executive Committee and Governing Council, Independent Directors Council (since 2014); Director, WildCare Bay Area (2007- 2017).	6	Litman Gregory Funds Trust (since 2013).

Jonathan P. Carroll Year of Birth: 1961	Trustee (since 2012)	President, Lazarus Capital LLC (Investment company) (since 2006); President, Lazarus Energy Holdings, LLC (Investment holding company) (since 2006); President and CEO, Blue Dolphin Energy Company (since 2012); President and Director, Starlight Relativity Acquisition Company, LLC (since 2019); President and Director, The San Antonio Refinery LLC (since 2019); President and Director, Lazarus San Antonio Refinery LLC (since 2019); private investor (since 1988).	6	Salient Private Access Funds (investment companies) (four funds) (2004-2021); Endowment PMF Funds (investment companies) (three funds) (2014-2021); Blue Dolphin Energy Company (BDCO) (energy company) (since 2014); Starlight Relativity Acquisition Company, LLC (Investment Company) (since 2019); The San Antonio Refinery LLC (energy company) (since 2019); Lazarus San Antonio Refinery LLC (energy company) (since 2019.

A. John Gambs Year of Birth: 1945	Trustee (since 2015 for the Acquiring Fund and 2018 for the Acquired Fund) Audit Committee Chairperson (since 2018)	Director and Compensation Committee Chair, NMI Holdings, Inc. (2011-2012); Trustee and Audit Committee Chair, Barclays Global Investors Funds (2006-2010); Trustee and Audit Committee Chair, Master Investment Portfolio (2006-2010); Advisory Board Member, Fairview Capital Management (since 2009); Director, San Francisco Classical Voice (2011-2016); Member, Board of Governors San Francisco Symphony (since 2001) and Vice President (2018-2020); Director, The New Century Chamber Orchestra (since 2010); Executive Vice President and Chief Financial Officer, The Charles Schwab Corporation (1988-1996); President and Director, Gambs Family Foundation (1997-2010).	6

Dr. Bernard A. Harris, Jr. Year of Birth: 1956	Trustee (since 2012)	Chief Executive Officer and Managing Partner, Vesalius Ventures, Inc. (venture investing) (since 2002); CEO, National Math and Science Initiative (non-profit) (since 2018); President and Founder, The Harris Foundation (non-profit) (since 1998); clinical scientist, flight surgeon and astronaut for NASA (1986-1996).	6	Salient Private Access Funds (investment companies) (four funds) (2009-2021); Babson Funds (eleven funds) (since 2011); Monebo Technologies Inc. (since 2009); The National Math and Science Initiative (since 2008); Communities in Schools (since 2007); U.S. Physical Therapy, Inc. (since 2005); The Harris Foundation, Inc. (since 1998).

Independent Trustees

Name and Age	Position(s) with Funds	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee*	Other Directorships During the Past 5 Years**
Haig G. Mardikian Year of Birth: 1947	Trustee (since 2015 for the Acquiring Fund and 2018 for the Acquired Fund) Chairman of the Board (since 2015 for the Acquiring Fund and 2018 for the Acquired Fund)	Owner of Haig G. Mardikian Enterprises, a real estate investment business (since 1971); General Partner of M&B Development, a real estate investment business (since 1983); General Partner of George M. Mardikian Enterprises, a real estate investment business (1983-2002); President and Director of Adiuvana-Invest, Inc., a real estate investment business (since 1989); President of the William Saroyan Foundation (since 1992); Managing Director of the United Broadcasting Company, radio broadcasting (1983-2001); Trustee of the International House of UC Berkeley (2001-2007); Director of the Downtown Association of San Francisco (1982-2006); Director of the Market Street Association (1982-2006); Trustee of Trinity College (1998-2007); Trustee of the Herbert Hoover Presidential Library (since 1997); Trustee of the Herbert Hoover Foundation (since 2002); Trustee of the Advisor California Civil Liberties Public Education Fund (1997-2006); Director of The Walnut Management Co., a privately held family investment company (since 2008); President of the Foundation of City College (2006-2010); Director of Near East Foundation (since 2007).	6

*	The Fund Complex for the purposes of this table consists of the five (5) open-end funds in the Acquiring Trust, including the Acquiring Fund, and Forward Funds, with the series of each trust being advised by either the Adviser or an affiliate of the Adviser, and the Acquired Fund.

**	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies registered under the 1940 Act.

OFFICERS OF THE FUNDS WHO ARE NOT TRUSTEES

Name and Year of Birth	Position(s) with the Funds***	Principal Occupation(s) During Past 5 Years
Paul A. Bachtold Year of Birth: 1973	Chief Compliance Officer (since 2012)	Chief Compliance Officer and Secretary, Forward Securities (since 2016); Chief Compliance Officer, Forward Funds (since 2016); Chief Compliance Officer, Forward Management, LLC (since 2015); Chief Compliance Officer, Salient Private Access Funds (2010-2021); Chief Compliance Officer, Endowment PMF Funds (2014-2021); Chief Compliance Officer, Salient (since 2010); Chief Compliance Officer, Salient Midstream & MLP Fund (since 2012); Chief Compliance Officer, Salient MF Trust (since 2012).

Kristen Bayazitoglu Year of Birth: 1981	Secretary (since 2018)	Secretary, Forward Funds (since 2018); Secretary, Salient MF Trust (since 2018); Secretary, Salient Midstream & MLP Fund (since 2018); Vice President, Forward Funds (2017-2018); Vice President, Salient MF Trust (2017-2018); Vice President, Salient Midstream & MLP Fund (2017-2018); Chief Operating Officer, Salient Partners, L.P. (since 2017); Vice President, Salient Private Access Funds ( 2017-2021); Vice President, Endowment PMF Funds (2017-2021); Vice President of Operations, Salient Partners, L.P. (March 2012 – June 2017).
Stephen W. Leonhardt Year of Birth: 1959	Treasurer and Principal Financial Officer (since 2022)	Treasurer and Principal Financial Officer, Forward Funds (since 2022); Treasurer and Principal Financial Officer, Salient MF Trust (since 2022); Treasurer and Principal Financial Officer, Salient Midstream & MLP Fund (since 2022); Director of Fund Services, E78 Partners (since 2022); Senior Vice President of Fund Administration, Citigroup (Citi Fund Services) (2020-2021); Independent Consultant to various private equity funds (2018-2020); Senior Vice President of Accounting, Salient Partners (2017-2018); Fund Controller, Thomas Weisel Global Growth Partners (2015-2017).

*** Each officer shall hold office at the pleasure of the Board until the next annual meeting of the Funds or until his or her successor is duly elected and qualified, or until he or she dies, resigns, is removed or becomes disqualified.

Leadership Structure and Board of Trustees

The Board monitors the level and quality of services, including commitments of service providers and the performance of each Fund’s Adviser. In addition, the Board oversees that processes are in place to assure the Funds’ compliance with applicable rules, regulations, and investment policies and addresses possible conflicts of interest. The Board evaluates the services received under the contracts with service providers by, among other things, receiving reports covering investment performance, shareholder services, distribution and marketing, and the Adviser’s profitability in order to determine whether to continue existing contracts or negotiate new contracts. Mr. Mardikian is the Chairman of the Board. As Chairman, Mr. Mardikian serves as the Board’s Lead Independent Trustee and presides at meetings of the Trustees and, as necessary, the Trusts’ shareholders. “Independent Trustees” are those Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trusts. Based on the specific characteristics of each Fund, including its size and investment focus, the Board has determined it appropriate that Mr. Mardikian fulfill the role of Chairman. Prior to each Board meeting, Mr. Mardikian formulates an agenda to be addressed at the meeting, as well as conferring with other representatives of management and with counsel to the Independent Trustees.

As registered investment companies, each Fund is subject to a number of investment risks (described in the Fund’s prospectus and this SAI), as well as financial and compliance risks. These risks are mitigated by written policies approved and overseen by the Board. The Adviser conducts the respective Fund’s operations and the Board administers an oversight function. The Board oversees the Adviser’s operations and each Fund’s risk management with the assistance of the Board’s Audit and Compliance Committees. Each of these Committees is discussed below under “Committees.” At each Board meeting, the Board considers reports regarding each Fund’s operations and oversight thereof, including oversight of risks, as well as reports from the Chief Compliance Officer (the “CCO”), who also routinely meets privately with the Independent Trustees. Board Committees receive reports, and meetings may entail further discussion of issues concerning oversight of each Fund’s risk management. The Board also may discuss particular risks that are not addressed in the Committee process. Committee Chairs may confer with the Chairman of the Board to discuss various issues discussed in the Committee that may require further discussion by the full Board or separate reports by the Adviser. In addition, the Chairman of the Board confers with the CCO, the Trustees, the Adviser and counsel, including counsel to the Independent Trustees, to discuss risk management issues.

Trustee Qualifications

This section discusses, for each Trustee, the experience, qualifications, attributes or skills that led to the conclusion that the person should serve as a Trustee. The information in this section should not be understood to mean that any of the Trustees is an “expert” within the meaning of the federal securities laws or for any other purpose under state or federal law.

Julie Allecta – Ms. Allecta has professional experience in the legal field. Additional information regarding Ms. Allecta’s principal occupations and other directorships held is presented in the chart above. Ms. Allecta has a BA from the University of New Mexico and a JD from the University of New Mexico School of Law.

Jonathan P. Carroll – Through his experience as the executive of business enterprises, Mr. Carroll contributes experience in overseeing financial and investment organizations to the Board. The Board also benefits from his experience as a member of the board of other funds. Additional information regarding Mr. Carroll’s principal occupations and other directorships held is presented in the chart above.

A. John Gambs – Mr. Gambs has served as a trustee to other mutual fund complexes and philanthropic organizations. Mr. Gambs also has professional experience in the fields of finance and financial services. Additional information regarding Mr. Gambs’ principal occupations and other directorships held is presented in the chart above. Mr. Gambs has a BA from Northwestern University and an MBA from Northwestern University.

Dr. Bernard A. Harris, Jr. – Through his experience as a senior officer of and board member of financial and other organizations, Dr. Harris contributes his management and oversight experience to the Board. The Board also benefits from his experience as a member of the board of other funds and operating companies. Additional information regarding Dr. Harris’s principal occupations and other directorships held is presented in the chart above.

Haig G. Mardikian – In addition to Mr. Mardikian’s responsibilities as a Trustee, he has served as a trustee of numerous educational, philanthropic, and professional organizations. Mr. Mardikian also has professional experience in the fields of real estate investment and broadcasting. Additional information regarding Mr. Mardikian’s principal occupations and other directorships held is presented in the chart above. Mr. Mardikian has a BA from Trinity College and an MBA from Harvard Business School.

Gregory A. Reid – Through his experience as a senior executive of financial organizations, Mr. Reid contributes his experience in the energy sector and investment management industry to the Board. Additional information regarding Mr. Reid’s principal occupations and other directorships held is presented in the chart above. Mr. Reid received his undergraduate degree from Texas A&M University in 1987 and his MBA from the J.L. Kellogg Graduate School of Management at Northwestern University in 1991, and he later earned his Certified Investment Management Analyst designation from the Wharton School at the University of Pennsylvania.

Committees

Audit Committee

The Board has formed an Audit Committee that is responsible for meeting with each Fund’s independent registered public accounting firm, the Administrator, and the Trusts’ officers (including the CCO) to review financial statements, accounting reports, accounting issues and matters relating to compliance with the federal securities laws. The Audit Committee reports significant issues to the Board and makes recommendations regarding the selection, retention, or termination of each Fund’s independent registered public accounting firm, evaluates its independence, reviews its fees, and pre-approves any non-audit services rendered to each Fund or the Adviser. The Committee also meets at least annually with the CCO without the presence of management to discuss issues arising under each Fund’s compliance program. Messrs. Carroll, Gambs, Harris and Mardikian, and Ms. Allecta, each an Independent Trustee, constitute the Audit Committee. Mr. Gambs serves as Chairperson of the Audit Committee. The Audit Committee of the Acquiring Fund met four times during the fiscal year ended December 31, 2021. The Audit Committee of the Acquired Fund met four times during the fiscal period ended November 30, 2021.

Nominating Committee

The Board has formed a Nominating Committee that recommends nominations for Independent Trustee membership on the Board. It evaluates candidates’ qualifications for Board membership and, with respect to nominees for positions as Independent Trustee, their independence from the Adviser and other principal service providers. The Committee meets as necessary to identify and evaluate nominees for Trustee and to make its recommendations to the Board. Messrs. Carroll, Gambs, and Harris, each an Independent Trustee, constitute the Nominating Committee. Dr. Harris serves as Chairperson of the Nominating Committee.

While the Nominating Committee is solely responsible for the selection and nomination of potential Independent Trustee candidates to serve on the Board, the Nominating Committee may consider and evaluate nominations properly submitted by shareholders of the Trusts. Nominations proposed by shareholders will be properly submitted for consideration by the Committee only if a Shareholder submits a nomination in accordance with the procedures set forth in the charter of the Nominating Committee. It is in the Nominating Committee’s sole discretion whether to seek corrections of a deficient submission or to exclude a nominee from consideration. The Nominating Committee of the Acquiring Fund met four times during the fiscal year ended December 31, 2021. The Nominating Committee of the Acquired Fund met four times during the fiscal period ended November 30, 2021.

Compliance Committee

The Board has formed a Compliance Committee that is responsible for meeting with the Trusts’ CCO to review matters relating to compliance with the federal securities laws. The Committee meets at least annually with the CCO without the presence of management to discuss issues arising, among other things, under each Fund’s compliance program and operations. Messrs. Carroll, Gambs, Harris and Mardikian, and Ms. Allecta, each an Independent Trustee, constitute the Compliance Committee. Mr. Carroll serves as Chairperson of the Compliance Committee. The Compliance Committee of the Acquiring Fund met four times with the CCO during the fiscal year ended December 31, 2021. The Compliance Committee of the Acquired Fund met four times with the CCO during the fiscal period ended November 30, 2021.

In addition, the Board, for each Fund, has authorized the establishment of and delegation to an Adviser’s Valuation Committee, consisting of officers of the Trusts and representatives of the Funds’ Adviser to serve as the Adviser’s Valuation Committee. The Adviser’s Valuation Committee is not a Board committee. The Adviser’s Valuation Committee’s function, subject to the oversight of the Board, is generally to review each Fund’s valuation determinations, and any information provided to the Adviser’s Valuation Committee by a Fund’s Adviser or the Administrator. The Adviser’s Valuation Committee has been assigned to act in accordance with each Fund’s valuation procedures as approved by the Board and to report to the Board. Changes in its membership are subject to Board notification. The members of the Board are encouraged to attend Adviser Valuation Committee meetings and the Board reviews matters arising from the Adviser’s Valuation Committee’s considerations.

Other Committee Information

In addition, the Adviser has established an Investment Committee, which is not a Board committee. The Investment Committee considers investment management policies and strategies, investment performance, risk management techniques, and securities trading practices and reports areas of concern to the Board.

All actions taken by a committee of the Board are recorded and/or reported to the full Board at its next meeting following such actions.

Trustee Compensation

The Funds’ Independent Trustees are paid annual compensation for services on the Board and its Committees as follows: each independent Trustee receives an annual retainer of $50,000; and each Independent Trustee receives Board meeting fees in the amount of $25,000 for attending the four quarterly meetings of the Board. Additionally, Independent Trustees may receive additional compensation for serving as the Independent Chairperson of the Board, serving as a committee chairperson, and for attending telephonic and informal meetings. Such compensation may vary depending on the number of meetings held throughout a year or committee service. There are currently five Independent Trustees. In the interest of recruiting and retaining Independent Trustees of high quality, the Board intends to periodically review such compensation and may modify it as the Board deems appropriate. In addition, the Trust reimburses each Independent Trustee for travel and other expenses incurred in connection with attendance at such meetings. Other Officers (apart from the CCO) and Trustees of the Funds receive no compensation in such role.

The following table sets forth compensation paid to the Independent Trustees and officers during each Fund’s last fiscal year. The Funds have no retirement or pension plans.

Acquired Fund for the fiscal year ended November 30, 2021:

Name of Trustee or Officer	Aggregate Compensation from the Acquired Fund	Total Compensation from the Acquired Fund and Fund Complex
Julie Allecta	$6,560	$79,000
Jonathan P. Carroll	$6,975	$84,000
A. John Gambs	$7,017	$84,500
Dr. Bernard A. Harris, Jr.	$7,141	$86,000
Haig G. Mardikian	$7,847	$94,500

Acquiring Fund for the fiscal year ended December 31, 2021:

Name of Trustee or Officer	Aggregate Compensation from the Acquiring Fund	Total Compensation from the Acquiring and Fund Complex
Julie Allecta	$33,142	$79,000
Jonathan P. Carroll	$35,239	$84,000
A. John Gambs	$35,448	$84,500
Dr. Bernard A. Harris, Jr.	$36,077	$86,000
Haig G. Mardikian	$39,641	$94,500

The following table sets forth the dollar range of equity securities beneficially owned by each trustee of the Funds as of the end of each Fund’s last fiscal year.

Acquired Fund for the fiscal year ended November 30, 2021:

Name of Trustee	Aggregate Dollar Range of The Acquired Fund’s Securities Beneficially Owned By Trustee (1)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies (1)(2)
Interested Trustee
Gregory A. Reid	$10,001 - $50,000	Over $100,000
Independent Trustee
Julie Allecta	None	Over $100,000
Jonathan P. Carroll	$10,001 - $50,000	$10,001 - $50,000
A. John Gambs	None	Over $100,000
Dr. Bernard A. Harris, Jr.	None	None
Haig G. Mardikian	None	Over $100,000

Acquiring Fund for the fiscal year ended December 31, 2021:

Name of Trustee	Aggregate Dollar Range of The Acquiring Fund’s Securities Beneficially Owned By Trustee (1)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies (1)(2)
Interested Trustee
Gregory A. Reid	$50,001-$100,000	Over $100,000
Independent Trustee
Julie Allecta	Over $100,000	Over $100,000
Jonathan P. Carroll	$10,001-$50,000	$10,001 - $50,000
A. John Gambs	$50,001-$100,000	Over $100,000
Dr. Bernard A. Harris, Jr.	None	None
Haig G. Mardikian	$10,001-$50,000	Over $100,000

(1)	The dollar ranges of equity securities reflected in the table above are as follows: None; $1 to $10,000; $10,001 to $50,000; $50,001 to $100,000; or over $100,000.

(2)	The total of equity securities of the Funds held directly or indirectly by all Trustees, Officers and members of any advisory board is less than 1% as of each fiscal year end.

Control Persons and Principal Holders of Securities

Please refer to the Proxy Statement/Prospectus for a list of all control persons and principal holders of the Funds’ securities as of the Record Date.

Independent Trustee Investment Policy

The Board has adopted a policy requiring that each Trustee must invest at least $80,000, measured at the time of investment, in the Funds; provided, however, that in the case of a Trustee who was 75 years of age or older, such investment shall not be mandatory. A Trustee shall have a period of three years following his or her appointment within which to make such investment. Such Trustee investment requirement is waived for any Trustee who has made and maintains such an investment in another registered investment company advised by the Adviser or one of its affiliates.

Trustee Retirement Policy

The Board has adopted a policy requiring that beginning at age 75 and continuing each year thereafter, any Trustee who reaches such age as of December 31 of any year, shall submit to the Board his or her resignation from service as a Trustee no later than December 31 of that year. The remaining Trustees shall accept or reject in their discretion any such resignation.

Trustee, Advisory Board Member and Officer Indemnification

The Declarations of Trust provide that each Fund will indemnify its Trustees against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund, except if it is determined in the manner specified in the Fund that they have acted in bad faith, with reckless disregard of their duties, willful misconduct or gross negligence. The Declarations of Trust also provide that this indemnification provision will apply to officers and directors of the Funds as well. Each Fund, at its expense, may provide liability insurance for the benefit of its Trustees and its officers.

Investment Adviser

Salient Capital Advisors, LLC (“Salient Capital” or the “Adviser”) serves as investment advisor to the Funds. Salient Capital is located at 4265 San Felipe, 8th Floor, Houston, Texas, 77027. As of June 30, 2022, Salient Capital had approximately $3.875 billion of assets under management.

Under a separate investment management agreement (“Investment Management Agreement”), subject to the general supervision of the Board and in accordance with the investment objective, policies, and restrictions of each Fund, the Adviser provides the respective Fund with ongoing investment guidance, policy direction and monitoring.

Each Investment Management Agreement provides that the Adviser (or its delegate) will, subject to the Board’s oversight, provide investment advice consistent with the respective Fund’s investment objective and policies; buy, retain and sell the Fund’s portfolio investments; select brokers or dealers to execute transactions, always subject to the Adviser’s obligation to seek best execution; prepare and make available to the Fund all necessary research and statistical data; maintain or cause to be maintained all required books, records, and reports, and other information not maintained or furnished by another service provider of the Fund; and all other services required in connection with management of the Fund. The Adviser may, subject to Board approval and oversight, enter into a sub-advisory agreement, pursuant to which a sub-advisor would provide day-to-day investment management services with respect to such portions of a Fund’s assets as the Adviser in its discretion may determine from time to time. Provided that shareholders of the applicable Fund have approved reliance on the exemptive relief obtained from the SEC, the Fund or its Adviser may enter into such sub-advisory arrangements with sub-advisors without first obtaining the approval of the Fund’s shareholders. The Investment Management Agreement authorizes each Fund to use soft dollars to obtain research reports and services and to use directed brokerage on behalf of the Fund, however the Adviser reviews such transactions on a quarterly basis. The Adviser may also aggregate sales and purchase orders of securities held in a Fund with similar orders being made simultaneously for other accounts managed by the Adviser, if in the Adviser’s reasonable judgment such aggregation shall result in an overall economic benefit to the respective Fund. Orders may in the discretion of the Adviser be aggregated with similar orders made for accounts managed by affiliates of the Advisor.

The Adviser performs additional services under the terms of the Investment Management Agreement, including but not limited to: (i) providing compliance and risk monitoring services to the Fund; (ii) providing office space and all necessary office facilities and equipment to perform its duties under the Investment Management Agreement, (iii) permitting individuals who are principals, officers or employees of the Adviser to serve as a trustee or officer of the Fund without cost to the Fund, (iv) furnishing any personnel (either as officers of the Fund or otherwise) to exercise oversight of and/or to conduct Fund operations and compliance and to monitor the services provided to the Fund by other service providers, including legal, accounting, administrative, transfer agency, audit, custody and other non-investment related services, (v) furnishing to, or placing at the disposal of the Fund, such information, reports, valuations, analyses and opinions as the Board may reasonably request or as the Adviser deems helpful to the Board, and (vi) monitoring and reviewing Fund contracted services and expenditures pursuant to the distribution and service plans of the Funds.

Acquired Fund. The Investment Management Agreement became effective as of May 24, 2012, was most recently reapproved October 26, 2021 and remains in effect until October 31, 2022.

Acquiring Fund. The Investment Management Agreement became effective as of June 19, 2012, was most recently reapproved October 26, 2021 and remains in effect until October 31, 2022.

After the initial term, each Investment Management Agreement continues in effect from year to year thereafter, but only so long as the continuance of such agreement is specifically approved at least annually by the affirmative vote of: (i) a majority of the Trustees who are not parties to the Investment Management Agreement or interested persons of any party to the Investment Management Agreement, or of any entity regularly furnishing investment advisory services with respect to the applicable Fund pursuant to an agreement with any party to the Investment Management Agreement, cast in person at a meeting called for the purpose of voting on such approval; and (ii) a majority of the applicable Fund’s Trustees or the holders of a majority of the outstanding voting securities of the Fund.

Discussions regarding the basis for the Board’s approval of the investment management agreements for each of the Funds are available, as applicable, in the Acquired Fund’s November 30, 2021 and Acquiring Fund’s December 31, 2021 annual reports to shareholders, respectively.

The Investment Management Agreements are terminable at any time without penalty upon 60 days’ written notice by the Board, by vote of holders of a majority of the outstanding voting securities of the applicable Fund, or by the Fund’s Adviser. The Investment Management Agreements will terminate automatically with respect to each Fund in the event of its assignment, as defined in the 1940 Act, provided that an assignment to a corporate successor to all or substantially all of an Adviser’s business or to a wholly-owned subsidiary of such corporate successor which does not result in a change of actual control or management of the Adviser’s business will not be deemed to be an assignment for the purposes of the Investment Management Agreements.

Each Investment Management Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the applicable Fund, the Adviser and any partner, director, officer or employee of the Adviser, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable to the Fund for any error of judgment, for any mistake of law or for any act or omission by the person in connection with the performance of services to the Fund. Each Investment Management Agreement also provides for indemnification by each Fund, to the fullest extent permitted by law, of its Adviser or any partner, director, officer or employee of the Adviser, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Fund, so long as the liability or expense is not incurred by reason of the person’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund.

Securities held by each Fund also may be held by other funds in the Fund Complex or investment advisory clients for which the Adviser or its affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more are selling the same security. If opportunities for purchase or sale of securities by the Adviser for the Fund or for other funds or clients for which the Adviser renders investment advice arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser or their respective affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

For the periods indicated below, the Funds paid the following aggregate advisory fees to the Adviser:

Fund	Fiscal Year Ended 11/30/21(a)	Fiscal Year Ended 11/30/20(a)	Fiscal Year Ended 11/30/19(a)
Acquired Fund	$2,069,035	$1,699,948	$2,859,129

(a) Expense does not include deductions for waivers.

Fund	Fiscal Year Ended 12/31/21(a)	Fiscal Year Ended 12/31/20(a)	Fiscal Year Ended 12/31/19(a)
Acquiring Fund	$6,387,865	$5,298,033	$8,859,390

(a) Expense does not include deductions for waivers.

Management Fees

The advisory fees paid by the Acquired Fund during the fiscal year ended November 30, 2021, as a percentage of the Acquired Fund’s average monthly total assets, was 1.20%.

The advisory fees paid by the Acquiring Fund during the fiscal year ended December 31, 2021, as a percentage of the Acquiring Fund’s average daily net assets, was 0.95%.

Expense Limitation Agreement

Under the Acquiring Fund’s Expense Limitation Agreement, the Adviser has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Acquiring Fund to the extent necessary to maintain the Acquiring Fund’s total operating expenses at 1.55% for Class A shares, excluding certain expenses, such as taxes, brokerage commissions, interest, short dividend expense, any acquired fund fees and expenses, litigation and extraordinary expenses. The Expense Limitation Agreement expires on April 30, 2023 (the “Termination Date”), unless renewed by mutual agreement of the Acquiring Fund and its Adviser based upon a determination doing so would be appropriate under the prevailing circumstances. If the Reorganization is approved, the Termination Date will be extended until the one-year anniversary of the consummation of the Reorganization.

The Acquiring Fund’s Adviser is permitted to recover from the Acquiring Fund expenses attributable to the Acquiring Fund or a Class thereof that the Adviser has borne (whether through reduction of its management fee or otherwise) in later periods to the extent that the expenses for a Class of shares fall below the annual rate in effect at the time of the actual waiver/reimbursement. Under the expense limitation agreement, the Acquiring Fund is not obligated to reimburse such expenses beyond three years from the end of such year in which its Adviser waived a fee or reimbursed an expense. Any such recovery by an Adviser will not cause a Class to exceed the annual limitation rate in effect at the time of the actual waiver/reimbursement.

Additional Information About the Acquiring Fund Expenses

The Acquiring Fund’s annual operating expenses will likely vary throughout the period and from year to year. The Acquiring Fund’s expenses for the current fiscal year may be higher than the expenses listed in the Acquiring Fund’s “Annual fund operating expenses” table, for some of the following reasons: (i) a significant decrease in average net assets may result in a higher advisory fee rate if advisory fee breakpoints are in place and are not achieved; (ii) a significant decrease in average net assets may result in an increase in the expense ratio because the Acquiring Fund expenses do not decrease as asset levels decrease; or (iii) fees may be incurred for extraordinary events such as the Acquiring Fund’s tax expenses.

The “Other Expenses” line item in the Acquiring Fund’s “Annual fund operating expenses” table consists of annual Acquiring Fund operating expenses, including professional fees (such as audit and legal), accounting, administration, transfer agency, recordkeeping and custodian fees payable to the Acquiring Fund’s administrator and custodian, and fees under the Acquiring Fund’s Administrative Services Plan payable to certain intermediary platforms (such as “fund supermarkets” and retirement plan administrators) for non-distribution related administration and recordkeeping services.

A discussion regarding the basis for approval by the Board of the Fund’s Investment Management Agreement with the Fund’s Adviser was provided in the Fund’s initial shareholders report. The basis for subsequent continuations of the Investment Management Agreement will be provided in annual or semi-annual reports to shareholders for the periods during which such continuations occur.

Portfolio Managers Conflicts of Interest

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of the respective Fund, on the one hand, and the management of other registered investment companies, pooled investment vehicles and other accounts (collectively, “other accounts”), on the other. Other accounts might have similar investment objectives or strategies as a Fund, track the same index that a Fund tracks or otherwise hold, purchase, or sell securities and other investments that are eligible to be held, purchased or sold by a Fund. Other accounts might also have different investment objectives or strategies than the Funds.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of the Funds. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of each Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts. On occasion, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there could be limited opportunity to sell an investment held by the Fund and other accounts. Each Advisor has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time. However, there is a risk that a conflict of interest may occur when allocating investment opportunities and that the conflict may not be resolved in favor of a Fund.

Performance Fees. A portfolio manager may advise certain accounts with respect to which advisory fees are based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the manager may have an incentive to allocate the investment opportunities that he believes might be the most profitable to such other accounts instead of allocating them to a Fund.

To mitigate these conflicts, the Adviser’s policies and procedures seek to ensure that investment decisions are made in accordance with the fiduciary duties owed to such accounts and without consideration of the Adviser’s (or such personnel’s) pecuniary, investment, or other financial interests, and to ensure fair and equitable allocation of investment opportunities among its clients over time.

Portfolio Management Teams

Each Fund is team managed by Gregory A. Reid, President of Salient, Frank T. (Ted) Gardner III, CFA, Portfolio Manager, and Parag Sanghani, CFA, Portfolio Manager.

Compensation

The compensation of all of the Adviser’s portfolio managers consists of a fixed base salary and bonus. Bonus payments are awarded based on certain discretionary and/or non-discretionary factors tailored to particular circumstances. Such factors include, in certain cases, objective product revenue or enterprise financial performance metrics and, in other cases, subjective assessments by senior members of the team of each team member’s performance in the management of the portfolio.

In certain cases, portfolio managers also participate in equity-based compensation consisting of participation in the Salient Partners, L.P. Long-Term Equity Incentive Plan, and/or indirect ownership of equity interests in the Adviser or its affiliates, which each compensate participants based on long-term enterprise value creation. Certain portfolio managers also participate in profits interests reflective of the performance of their business unit. Portfolio managers who hold indirect equity interests or profits interests may be entitled to cash distributions of partnership profits from time to time.

Other Accounts Managed by Portfolio Managers

The following tables reflects information regarding accounts other than the Funds for which each portfolio manager to the Funds has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies, (ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), the information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date. Also shown below is the chart of each portfolio manager’s investments in the Funds.

Mr. Gardner:

Type of Account	Number of Accounts Managed	Total Assets Managed (in Millions)	Number of Accounts Managed for which Advisory Fee is Performance Based	Total Assets Managed for which Advisory Fee is Performance-Based (in millions)
Registered Investment Companies	2	$838.8	0	$0.0
Other Pooled Investment Vehicles	2	$180.3	0	$0.0
Other Accounts	110	$878.1	28	$174.8

Mr. Reid:

Type of Account	Number of Accounts Managed	Total Assets Managed (in Millions)	Number of Accounts Managed for which Advisory Fee is Performance Based	Total Assets Managed for which Advisory Fee is Performance-Based (in millions)
Registered Investment Companies	2	$838.8	0	$0.0
Other Pooled Investment Vehicles	2	$180.3	0	$0.0
Other Accounts	110	$878.1	28	$174.8

Mr. Sanghani:

Type of Account	Number of Accounts Managed	Total Assets Managed (in Millions)	Number of Accounts Managed for which Advisory Fee is Performance Based	Total Assets Managed for which Advisory Fee is Performance-Based (in millions)
Registered Investment Companies	2	$838.8	0	$0.0
Other Pooled Investment Vehicles	2	$180.3	0	$0.0
Other Accounts	110	$878.1	28	$174.8

Information above is shown as of December 31, 2021 (except as otherwise noted). Asset amounts have been rounded.

The following table sets forth information regarding the ownership of the Funds by the portfolio managers responsible for the day-to-day management of each Fund’s portfolio.

The dollar range of equity securities beneficially owned by the Funds’ portfolio managers in the Funds they managed as of December 31, 2021. Asset amounts have been rounded.

Portfolio Manager	Fund	Dollar range of equity securities beneficially
Gregory A. Reid	Acquired Fund	$50,001-$100,000
	Acquiring Fund	$50,001 to $100,000

Frank T. Gardner III	Acquired Fund	None
	Acquiring Fund	$100,001-$500,000

Parag Sanghani	Acquired Fund	None
	Acquiring Fund	$50,001 to $100,000

Code of Ethics

The Funds and the Adviser have adopted Codes of Ethics governing personal trading activities of all of their trustees, directors and officers and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by the Funds or obtain information pertaining to such purchase or sale. The Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, including securities that may be purchased or held by the Funds.

The Adviser’s Code of Ethics is designed to address and avoid potential conflicts of interest relating to personal trading and related activities. The Code of Ethics instructs the Adviser to always place the interests of shareholders first, ensure that all personal securities transactions are conducted consistent with the Codes of Ethics and in such a manner to avoid any actual or potential conflicts of interest or abuse, and prohibits investment company personnel from taking inappropriate advantage of their positions.

The Adviser’s Code of Ethics prohibits personal trading in certain securities by access persons unless they have received written authorization from the Adviser. The Code of Ethics lists situations in which transactions are exempt and thus covered persons may engage in exempted transactions without following the procedures set forth in the Code of Ethics. Access persons are required to make initial and annual reports of their securities holdings and to file quarterly securities transaction reports with the Adviser even if no securities transactions occurred and no new securities accounts were opened during the relevant quarter. Each employee is required to certify that he or she has read, understands and has complied with the Code of Ethics.

The Codes of Ethics of the Funds and the Adviser are on public file with and available from the SEC.

NET ASSET VALUE

Discount to Net Asset Value

The common shares of closed-end investment companies, such as the Acquired Fund, frequently trade at prices lower than their net asset value, while open-end funds, such as the Acquiring Fund, trade at net asset value. The possibility that the common shares may trade at a discount to the net asset value is separate and distinct from the risk that the common shares’ net asset value may decline. In addition to net asset value, the market price of the common shares is affected by such factors as the distributions made, which are in turn affected by expenses, the stability of the distributions, liquidity and market supply and demand.

The Acquiring Fund’s valuation policies and procedures are described below. The Acquired Fund’s valuation policies are substantially identical to those of the Acquiring Fund.

Valuation of the Acquiring Fund’s Shares

The NAV for each class of shares of the Acquiring Fund is determined once daily as of the close of trading of the New York Stock Exchange (the “NYSE”) (typically 4:00 P.M., Eastern Time) on each business day that the NYSE is open. On holidays or other days when the NYSE is closed, the NAV is not calculated and the Acquiring Fund does not conduct purchase or redemption transactions of its own shares. In case of emergency or other disruption resulting in the NYSE not opening for trading or closing at a time other than the regularly scheduled close, the time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the SEC. This may result in the Acquiring Fund closing for business prior to the time at which the Acquiring Fund’s NAV is determined. Trading of securities that are primarily listed on foreign exchanges may take place on weekends and U.S. business holidays on which the Acquiring Fund’s NAV is not calculated. Consequently, the Acquiring Fund’s portfolio securities may trade and the Acquiring Fund’s NAV may be significantly affected on days when a shareholder will not be able to purchase or redeem the Acquiring Fund shares. The NAV of the Acquiring Fund is available at the Acquiring Fund’s Web site: www.salientpartners.com.

Each class of shares of the Acquiring Fund has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of the Acquiring Fund shares outstanding for that share class.

Valuation of Portfolio Securities

Except as noted below, securities held by the Acquiring Fund may be primarily valued on the basis of market quotations or official closing prices from recognized exchanges. The Acquiring Fund’s Adviser or administrator, as delegated by the Adviser, may use third party pricing vendors to supply the valuations for the publicly traded securities and certain derivative securities in the portfolio:

Exchange-Traded Debt and Equity Securities: Debt and equity securities (including exchange-traded funds (“ETFs”) and closed-end investment companies) traded on a recognized exchange or on the Nasdaq National Market Listing are valued using the last sale price on each security’s primary exchange on the valuation date.

Debt and Equity Securities Traded Over-The-Counter: Debt and equity securities traded over-the-counter (“OTC”) (but excluding the Nasdaq National Market Listing) are valued at the last reported sales price on the valuation date. In either of the foregoing cases, if there are no trades of the security on the valuation date, the price of the security shall generally be the mean of the reported bid and asked prices at market’s close on the valuation date. Certain short-term debt instruments with maturities of 60 days and shorter may be valued on the basis of amortized cost.

Exchange-Traded Options Contracts: Written/purchased option contracts on securities, currencies, indices and other financial instruments traded on one or more exchanges shall be valued on the valuation date at the last bid/ask price for options held long/short, respectively, or at the closing mid of the posted market, on the exchange on which the option is listed. If no such bid/ask price is reported by such exchange on the valuation date, the Adviser’s valuation committee will determine the fair value of such options in good faith using publicly available data where possible.

OTC Options: Option contracts on securities, currencies and other financial instruments traded in the OTC market shall be valued at a price obtained from a broker (often the counterparty to the option) on the valuation date. If a broker price is not available, the Adviser’s investment committee will determine the fair value using industry standard models.

Futures: Exchange-traded futures are valued at the last trade or settlement price on the primary exchange on which the futures contracts trade. Third party pricing vendors will be used as primary pricing sources for these contracts.

Swaps: Swaps are valued using prices obtained from third party pricing vendors, which are based on standard industry models using publicly available data where available. If prices from third party pricing vendors are not available, the Adviser’s investment committee will determine the fair value using industry standard models.

Forward Contracts: Forward foreign currency contracts shall be valued at prices supplied by a third party pricing vendor.

Government Obligations: U.S. Government obligations (including U.S. Treasury securities and U.S. Government Agency securities) shall be valued at prices supplied by a third party pricing vendor.

Securities Traded on Foreign Exchanges: The Acquiring Fund may invest in securities primarily traded in the United States as well as foreign securities markets. The Acquiring Fund utilize fair value pricing on a daily basis for all securities that are not primarily traded in United States markets because trading in these securities typically is completed at times that can vary from the closing of the NYSE. This fair value pricing process for securities primarily traded on foreign exchanges uses the quotations of third party pricing vendors to value such securities unless the use of another fair valuation methodology is deemed appropriate by the Adviser’s investment committee. This policy is designed to help ensure that the Acquiring Fund’s NAV per share appropriately reflects its investments’ values on the valuation date. If the Acquiring Fund has portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Acquiring Fund does not price its shares, the NAV of the Acquiring Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Acquiring Fund’s shares. Foreign currencies, securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates generally determined as of 4:00 p.m. (Eastern Standard Time).

Private Securities with no Public Market, and Other Illiquid Securities: If market quotations or official closing prices are not readily available or do not accurately reflect fair value for a security, or if a security’s value has been materially affected by events occurring before the Acquiring Fund’s pricing time but after the close of the exchange or market on which the security is primarily traded, the security will be valued at its fair value as determined in good faith by the Trustees. The Trustees have delegated the responsibility to estimate the fair value of securities to the Adviser’s valuation committee, and the actual calculation of a security’s fair value may be made by persons acting pursuant to the direction of the Trustees. Further, the Adviser may engage third party valuation firms to assist in determining the estimated fair values of such securities.

Fair value pricing of securities is intended to help ensure that the Acquiring Fund’s NAV reflects the fair value of the Acquiring Fund’s portfolio securities as of the close of trading on the valuation date, thus limiting the opportunity for aggressive traders or market timers to purchase shares of the Acquiring Fund at deflated prices reflecting stale security valuations and promptly sell such shares at a gain, thereby diluting the interests of long-term shareholders. However, a security’s valuation may differ depending on the method used for determining value, and no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains. The use of fair value pricing has the effect of valuing a security based upon the price the Acquiring Fund might reasonably expect to receive if it sold that security in an orderly transaction between market participants, but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty and subjective nature of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a readily available market price for the investment existed and these differences could be material.

Investments in unregistered and open-ended investment companies: The fair value of investments in non-registered and open-ended investment companies is based on the NAV of that investment company in conformity with applicable accounting standards, so long as the Acquiring Fund’s NAV is based on fair value reporting of its underlying securities.

PORTFOLIO TRANSACTIONS AND BROKERAGE

It is the policy of the Adviser to obtain the best execution of the Funds’ investment portfolio transactions, if any, taking into account certain factors as set forth below.

Subject to the oversight of the Board, the Adviser is responsible for decisions to buy and sell securities for a Fund and for the placement of a Fund’s securities business, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business. It is the policy of the Adviser to seek the best execution at the best security price available with respect to each transaction, and with respect to brokered transactions in light of the overall quality of brokerage and research services provided to the Adviser and its advisees. The best price to a Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers, and, on occasion, the issuers. Commissions will be paid on a Fund’s futures and options transactions, if any. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. A Fund may pay mark-ups on principal transactions. In selecting broker/dealers and in negotiating commissions, the Adviser considers, among other things, the firm’s reliability, the quality of its execution services on a continuing basis and its financial condition. The selection of a broker-dealer may take into account the sale of products sponsored or advised by the Adviser and/or its affiliates. If approved by a Fund’s Board, the Adviser may select an affiliated broker-dealer to effect transactions in a Fund’s Fund, so long as such transactions are consistent with Rule 17e-1 under the 1940 Act.

Section 28(e) of the Securities Exchange Act of 1934, as amended, permits an investment advisor, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).

In light of the above, in selecting brokers, the Adviser may consider investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance, and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the Adviser determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to the Adviser or to a Fund. The Adviser believes that the research information received in this manner provides each Fund with benefits by supplementing the research otherwise available to each Fund. The investment advisory fees paid by a Fund to the Adviser under the Investment Management Agreement are not reduced as a result of receipt by the Adviser of research services.

The Adviser may place portfolio transactions for other advisory accounts that it advises, and research services furnished by firms through which each Fund effect such Fund’s securities transactions may be used by the Adviser in servicing some or all of its accounts; not all of such services may be used by the Adviser in connection with a Fund. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, the Adviser believes that such costs to a Fund will not be disproportionate to the benefits received by a Fund on a continuing basis. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by a Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to a Fund. In making such allocations between a Fund and other advisory accounts, the main factors considered by the Adviser are the investment objective, the relative size of the portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for recommending investments to a Fund and such other accounts and funds.

The Funds contemplates that, consistent with the policy of obtaining the best net result, any brokerage transactions may be conducted through affiliates of its Adviser. The Board has adopted procedures in conformity with Section 17(e) of the 1940 Act to ensure that all brokerage commissions paid to affiliates are fair and reasonable. Transactions for the Funds will not be effected on a principal basis with the Adviser, any of its affiliates, or other affiliates of the Fund (unless permitted under the 1940 Act). However, such entities may effect brokerage transactions for the Funds. These transactions would be effected in accordance with procedures adopted by the Funds pursuant to Section 17(e) of the 1940 Act and rules and regulations promulgated thereunder. Among other things, Section 17(e) and those procedures provide that, when acting as broker for the Fund in connection with the sale of securities to or by the Funds, the Adviser or its affiliates may receive compensation not exceeding: (i) the usual and customary broker’s commission for transactions effected on a national securities exchange; (ii) 2% of the sales price for secondary distributions of securities; and (iii) 1% of the sales price for other purchases or sales.

The Funds will bear any commissions or spreads in connection with the Fund’s portfolio transactions. In placing orders, it is the policy of the Funds to obtain the best results taking into account the broker-dealer’s general execution and operational facilities, the type of transaction involved, and other factors such as the broker-dealer’s risk in positioning the securities involved. While the Adviser generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available. In executing portfolio transactions and selecting brokers or dealers, the Adviser seeks to obtain the best overall terms available for the Funds. In assessing the best overall terms available for any transaction, the Adviser considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The overall reasonableness of brokerage commissions paid is evaluated by the Adviser based upon its knowledge of available information as to the general level of commission paid by other institutional investors for comparable services. Transactions on U.S. stock exchanges and on some foreign stock exchanges involve the payment of negotiated brokerage commissions. On the great majority of foreign stock exchanges, however, commissions are fixed. No stated commission is generally applicable to securities traded in over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups.

Occasionally, securities may be purchased directly from the issuer. For securities traded primarily in the OTC market, the Adviser will, where possible, deal directly with dealers who make a market in the securities unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account.

The Adviser may utilize the services of affiliated broker-dealers to execute portfolio transactions for the Funds on an agency basis and may be paid brokerage commissions from the Funds for such services in accordance with rules adopted by the SEC. For fiscal years ended November 30 (for the Acquired Fund) and December 31 (for the Acquiring Fund), 2019, 2020 and 2021 the Funds did not pay any commissions to brokers who were affiliated with the Funds, the Adviser, any distributor to the Funds, or any affiliated person of these entities.

The following table reflects the aggregate dollar amount of brokerage commissions paid by each Fund during the fiscal years indicated.

	Fiscal year ended 11/30/21	Fiscal year ended 11/30/20	Fiscal year ended 11/30/19
Acquired Fund	$304,674	$666,415	$309,588

	Fiscal year ended 12/31/21	Fiscal year ended 12/31/20	Fiscal year ended 12/31/19
Acquiring Fund	$2,930,454	$3,717,639	$1,544,381

The following table reflects the aggregate dollar amount of brokerage commissions paid by each Fund to any broker/dealer with which such Fund may be deemed to be an affiliate during the Trust’s last three fiscal years, where applicable. Information shown is expressed both as a percentage of the total amount of commission dollars paid by each Fund and as a percentage of the total value of all brokerage transactions effected on behalf of each Fund.

	Commissions Paid			% Commissions Paid	% of Transactions
Fund	2021	2020	2019	2021	Effected 2021
Acquired Fund	$0	$0	$0	0%	0%
Acquiring Fund	$0	$0	$0	0%	0%

During the fiscal years ended November 30 (for the Acquired Fund) and December 31 (for the Acquiring Fund), 2021, the following Funds acquired securities issued by their regular brokers or dealers, or their parent companies, as reflected in the table below. The following shows the aggregate holdings of the securities of each such issuer as of the respective Fund fiscal year end. (For these purposes, a regular broker or dealer includes any of the (a) ten brokers or dealers that received the greatest dollar amount of brokerage commissions by virtue of direct or indirect participation in the Trust’s portfolio transactions during the most recent fiscal year, (b) ten brokers or dealers that engaged as principal in the largest dollar amount of portfolio transactions of the Trust during the most recent fiscal year, or (c) ten brokers or dealers that sold the largest amount of securities of the Funds during the most recent fiscal year.)

Fund	Broker	Amount
N/A	N/A	N/A

Allocation of Trades by the Adviser. The Adviser manages a number of accounts other than the Funds. Although investment determinations for each Fund will be made by the Adviser independently from the investment determinations it makes for any other account, investments deemed appropriate for a Fund by the Adviser also may be deemed appropriate by it for other accounts. Therefore, the same security may be purchased or sold at or about the same time for both the Fund and other accounts. In such circumstances, the Adviser may determine that orders for the purchase or sale of the same security for the Fund and one or more other accounts should be combined. In this event the transactions will be priced and allocated in a manner deemed by the Adviser to be equitable and in the best interests of the Fund and such other accounts. While in some instances combined orders could adversely affect the price or volume of a security, the Fund believes that its participation in such transactions on balance will produce better overall results for the Fund.

Affiliated Underwriting Transactions by the Adviser. The Funds have approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a Fund may purchase securities that are offered in underwritings in which an affiliate of the Adviser participates. These procedures prohibit the Funds from directly or indirectly benefiting an Adviser affiliate in connection with such underwritings. In addition, for underwritings where an Adviser affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that a Fund could purchase.

CERTAIN FEDERAL INCOME TAX MATTERS

This section provides a general summary of the material U.S. federal income tax consequences to the persons who purchase, own and dispose of the Fund’s securities. It does not address all U.S. federal income tax consequences that may apply to an investment in the Fund’s securities or to particular categories of investors, some of which may be subject to special rules. Unless otherwise indicated, this discussion is limited to taxpayers who are U.S. persons, as defined herein. The discussion that follows is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Code”) and Treasury regulations promulgated thereunder as in effect on the date hereof and on existing judicial and administrative interpretations thereof. These authorities are subject to change and to differing interpretations, which could apply retroactively. Potential investors should consult their own tax advisors in determining the federal, state, local, foreign and any other tax consequences to them of the purchase, ownership and disposition of the Fund’s securities. Unless otherwise indicated, the disclosure in this section applies to the Acquiring Fund and the Acquired Fund.

Except as specifically noted below, the following discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, trusts or estates) and certain foreign persons (i.e., non-U.S. persons) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, partnerships, insurance companies, and financial institutions. This discussion does not address, unless specifically indicated, the tax consequences to, among others, (i) persons that may be subject to special treatment under federal income tax law, including, but not limited to, banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations and dealers in securities or currencies, (ii) persons that will hold the Funds’ securities as part of a position in a “straddle” or as part of a “hedging,” “conversion” or other integrated investment transaction for federal income tax purposes, (iii) persons whose functional currency is not the United States dollar, or (iv) persons that do not hold the Funds’ securities as capital assets within the meaning of Section 1221 of the Internal Revenue Code of 1986, as amended (the “Code”). If a partnership (including an entity treated as a partnership for federal income tax purposes) holds a Fund’s common shares, the tax treatment of a partner in a partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective shareholder that is a partner of a partnership holding a Fund’s common shares should consult its tax advisers with respect to the purchase, ownership and disposition of the Fund’s common shares. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of Fund shares also may be subject to state and local taxes. Shareholders should consult their own tax advisors as to the federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, a Fund in their particular circumstances.

The following discussion summarizes certain U.S. federal tax considerations generally affecting the Funds and their shareholders. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. This discussion does not provide a detailed explanation of all tax consequences, and shareholders are advised to consult their own tax advisors with respect to the particular consequences to them of an investment in the Funds, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Qualification as a Regulated Investment Company

Each of the Funds intends to qualify as a regulated investment company (“RIC”) under the Code. To so qualify, a Fund must, among other things, in each taxable year: (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, and gains from the sale or other disposition of foreign currencies, net income derived from an interest in a qualified publicly traded partnership or other income (including gains from options, futures contracts, and forward contracts) derived with respect to the Fund’s business of investing in stocks, securities or currencies and (b) diversify its holdings so that, at the end of each quarter, (i) at least 50% of the value of the Fund’s total assets (including borrowings for investment purposes, if any) is represented by cash and cash items, U.S. Government Securities, securities of other regulated investment companies, and other securities, with such other securities limited in respect of any one issuer to an amount not greater in value than 5% of the Fund’s total assets (including borrowings for investment purposes, if any) and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets (including borrowings for investment purposes, if any) is invested in the securities (other than U.S. Government Securities or securities of other regulated investment companies) of any one issuer, or any two or more issuers that the Fund control, and that are determined to be engaged in the same business or similar or related businesses, or of one or more qualified publicly traded partnerships (the “Diversification Tests”).

As a RIC, each Fund generally is not subject to U.S. federal income tax on income and gains it distributes to shareholders, if at least the sum of 90% of the Fund’s investment company taxable income (which includes, among other items, dividends, interest, and net short-term capital gains in excess of net long-term capital losses) and 90% of the Fund’s net tax-exempt interest income for the taxable year is distributed (the “Annual Distribution Requirement”). Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement also are subject to a nondeductible 4% excise tax. To avoid the tax, a Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year, (ii) 98.2% of its capital gains in excess of the Fund’s capital losses (adjusted for certain ordinary losses) for the one-year period ending on the last day of each Fund’s taxable year (which each Fund intends to elect to use for this purpose), and (iii) certain undistributed amounts from previous years on which the Fund paid no federal income tax (the “Excise Tax Avoidance Requirement”). To prevent application of the excise tax, the Funds generally intend to make distributions in accordance with the calendar year distribution requirement. See each Fund’s available capital loss carryovers as of the end of its most recently ended fiscal year as set forth in the Trust’s annual report.

If, in any taxable year, a Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirement, it generally would (unless a cure provision applies) be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, the Fund’s distributions, to the extent derived from its current or accumulated earnings and profits, would constitute dividends (which may be eligible for the corporate-dividends received deduction) which are taxable to shareholders as ordinary income, or as qualified dividends eligible for a reduced rate of tax as discussed below. If a Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. Moreover, if the Fund failed to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated) in order to qualify as a RIC in a subsequent year.

Certain of the Funds’ investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gains into higher taxed short-term capital gains or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause the Funds to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of shares or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions. The Funds intend to monitor their transactions and may make certain tax elections to mitigate the effect of these rules and prevent their disqualification as a RIC.

Effective for taxable years ending after December 31, 2017 and before January 1, 2026, the Code generally allows individuals and certain non-corporate entities a deduction for 20% of qualified publicly traded partnership income such as income from MLPs. However, the Code does not include any provision for a RIC to pass the character of its qualified publicly traded partnership income through to its shareholders. As a result, an investor who invests directly in MLPs will be able to receive the benefit of that deduction, while a shareholder in a Fund that invests in MLPs will not. The IRS has announced that they are studying this issue.

The Funds intend to invest in equity securities of master limited partnerships that are expected to derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipeline transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. The Funds expect that these master limited partnerships will be treated as qualified publicly traded partnerships (as defined in Section 851(h) of the Code). Accordingly, it is expected that the net income derived by the Fund from such investments will qualify as “good income” for purposes of the 90% gross income test. If the master limited partnerships in which the Funds invest, however, do not qualify as qualified publicly traded partnerships, the income derived by the Fund from such investments may not qualify as “good income” under the 90% gross income test and, therefore, could adversely affect the Fund’s status as a RIC.

The master limited partnerships in which the Funds intend to invest are expected to be treated as partnerships for U.S. federal income tax purposes, and therefore, the cash distributions received by the Fund from a master limited partnership may not correspond to the amount of income allocated to it by the master limited partnership in any given taxable year. If the amount of income allocated by a master limited partnership to the Fund, including cancellation of indebtedness income from a master limited partnership restructuring its indebtedness, exceeds the amount of cash received by the Fund from such master limited partnership, the Fund may have difficulty making distributions in the amounts necessary to satisfy the requirements for maintaining RIC status and avoiding any income and excise taxes. Accordingly, the Funds may have to dispose of securities under disadvantageous circumstances in order to generate sufficient cash to satisfy the distribution requirements.

To the extent a distribution received by a Fund from an MLP is treated as a return of capital, the Fund’s adjusted tax basis in the interests of the MLP may be reduced, which will result in an increase in an amount of income or gain (or decrease in the amount of loss) that will be recognized by the Fund for tax purposes upon the sale of any such interests or upon subsequent distributions in respect of such interests. After the Fund’s tax basis in an MLP has been reduced to zero, subsequent distributions from the MLP will be treated as ordinary income. Changes in the tax character of MLP distributions, as well as late or corrected tax reporting by MLPs, may result in the Fund issuing corrected 1099s to its shareholders.

The Funds may invest in Canadian income trusts that are expected to derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipeline transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. Canadian income trusts are generally treated as either corporations or partnerships for U.S. federal income tax purposes. If the Canadian income trusts in which this Fund invests are treated as corporations for U.S. federal income tax purposes, the income and gain generated by the Fund from such investments will generally be qualifying income, and a trust unit will generally be a qualifying asset, for purposes of the Fund’s qualification as a RIC. Moreover, if the Canadian income trust is a PFIC (as defined below), the Fund will be subject to additional rules described below relating to tax consequences of an investment in a PFIC.

Distributions

Dividends of investment company taxable income (including net short-term capital gains) are generally taxable to shareholders as ordinary income (subject to the discussion of qualified dividends below), whether received in cash or reinvested in Fund shares. The Funds’ distributions of investment company taxable income may be eligible for the corporate dividends-received deduction to the extent attributable to the applicable Fund’s dividend income from U.S. corporations, and if other applicable requirements are met.

Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) reported by the Funds as capital gain dividends are taxable to shareholders, whether received in cash or reinvested in Fund shares, as long-term capital gain, regardless of the length of time the Funds’ shares have been held by a shareholder, and are not eligible for the dividends-received deduction. Any distributions that are not from a Fund’s investment company taxable income or net capital gains may be characterized as a return of capital to shareholders or, in some cases, as capital gains. Shareholders will be notified annually as to the federal tax status of dividends and distributions they receive and any tax withheld thereon.

A Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who will be treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will: (i) be required to report his pro rata share of such gain on his tax return as long-term capital gain; (ii) receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain; and (iii) increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

For more information on the declaration and payment of dividends, please see “Dividends and Taxes” in the Funds’ prospectuses.

Distributions by a Fund may be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implication of buying shares just prior to a distribution by a Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to the shareholder.

A Fund may be required to recognize taxable income in circumstances in which it does not receive cash. For example, if a Fund holds debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment-in-kind interest or, in certain cases, increasing interest rates or that were issued with warrants), the Fund must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by the Fund in the same taxable year. Because any original issue discount accrued will be included in a Fund’s investment company taxable income for the year of accrual, the Fund may be required to make a distribution to its shareholders in order to satisfy the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, even though the Fund will not have received any corresponding cash amount.

Although the Funds presently do not intend to do so, they are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, the Funds are not permitted to make distributions to their shareholders while their debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Borrowing Risk.” Moreover, the Funds’ ability to dispose of assets to meet their distribution requirements may be limited by other requirements relating to their status as RICs, including the Diversification Tests. If a Fund disposes of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, the Fund may make such dispositions at times that, from an investment standpoint, are not advantageous.

Current tax law generally provides for a maximum tax rate for individual taxpayers of either 15% or 20% (depending on whether the individual’s income exceeds certain threshold amounts) on long-term capital gains from sales and on certain qualified dividends on corporate stock. The rate reductions do not apply to corporate taxpayers. Each Fund will be able to separately report distributions of any qualifying long-term capital gains or qualified dividends earned by the Fund that would be eligible for the lower maximum rate. A shareholder would also have to satisfy a more than 60-day holding period with respect to any distributions of qualified dividends in order to obtain the benefit of the lower rate. Distributions from a Fund’s investments in bonds and other debt instruments will not generally qualify for the lower rates. Note that distributions of earnings from dividends paid by “qualified foreign corporations” can also qualify for the lower tax rates on qualified dividends. Qualified foreign corporations are corporations incorporated in a U.S. possession, corporations whose stock is readily tradable on an established securities market in the U.S., and corporations eligible for the benefits of a comprehensive income tax treaty with the United States which satisfy certain other requirements. Passive foreign investment companies are not treated as “qualified foreign corporations.” There can be no assurance as to what portion of a Fund’s dividend distributions will qualify as qualified dividend income.

Medicare Tax

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Sale or Other Disposition of Shares

Selling shareholders will generally recognize gain or loss in an amount equal to the difference between the shareholder’s adjusted tax basis in the shares sold and the sale proceeds. If the shares are held as a capital asset, the gain or loss will be a capital gain or loss. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is: (i) the same as the maximum ordinary income tax rate for gains recognized on the sale of capital assets held for one year or less; or (ii) 15% (20% for taxpayers with taxable income exceeding certain thresholds), in each case plus a possible 3.8% Medicare tax as discussed above.

Any loss realized upon the sale or exchange of Fund shares with a holding period of six months or less will be treated as a long-term capital loss to the extent of any capital gain distributions received (or amounts designated as undistributed capital gains) with respect to such shares. In addition, all or a portion of a loss realized on a sale or other disposition of Fund shares may be disallowed under “wash sale” rules to the extent the shareholder acquires other shares of the same Fund (whether through the reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the shares. Any disallowed loss will result in an adjustment to the shareholder’s tax basis in some or all of the other shares acquired.

Sales charges paid upon a purchase of shares cannot be taken into account for purposes of determining gain or loss on a sale of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of shares of the Fund (or of another fund), during the period beginning on the date of the sale and ending on January 31 of the calendar year following the calendar year in which the sale was made, pursuant to the reinvestment or exchange privilege. Any disregarded amounts will result in an adjustment to the shareholder’s tax basis in some or all of any other shares acquired.

Dividends and distributions on a Fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized net income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s NAV reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund’s NAV also reflects unrealized losses.

Certain distributions declared in October, November or December to shareholders of record of such month and paid in the following January will be taxed to shareholders as if received on December 31 of the year in which they were declared. In addition, certain other distributions made after the close of a taxable year of such a Fund may be “spilled back” and treated as paid by the Fund (except for purposes of the non-deductible 4% federal excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distributions were actually made.

Each Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

If a shareholder realizes a loss on disposition of Fund shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs.

Backup Withholding

The Funds generally will be required to withhold federal income tax, currently at a rate of 24% (“backup withholding”) from dividends, capital gain distributions and redemption proceeds paid to a shareholder if (1) the shareholder fails to furnish the Funds with the shareholder’s correct taxpayer identification number or social security number and to make such certifications as the Funds may require, (2) the IRS notifies the shareholder or the Funds that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. Any amounts withheld may be credited against the shareholder’s Federal income tax liability.

Foreign Shareholders

Whether an investment in a Fund’s shares is appropriate for a non-U.S. shareholder will depend upon that person’s particular circumstances. An investment in a Fund’s shares by a non-U.S. shareholder may have adverse tax consequences because the interest income and certain short-term capital gains that generally would not be subject to tax if earned directly by a non-U.S. shareholder may be transformed into dividends that are subject to U.S. income tax as described below. Non-U.S. shareholders should consult their tax advisers before investing in a Fund’s common shares.

Distributions of the Funds’ “investment company taxable income” to non-U.S. shareholders (subject to certain exceptions for interest income and the excess of net short-term capital gains over net long-term capital losses), will generally be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of the Fund’s current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of the non-U.S. shareholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States of the non-U.S. shareholder. In such latter case, the distributions will be subject to federal income tax at the rates applicable to U.S. persons, plus, in certain cases where the non-U.S. shareholder is a corporation, a branch profits tax at a 30% rate (or lower rate provided by an applicable treaty), and a Fund will not be required to withhold federal tax if the non-U.S. shareholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a non-U.S. shareholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.

Actual or deemed distributions of net capital gains (i.e., net long-term capital gains in excess of short-term capital losses) of a Fund to a non-U.S. shareholder, and gains realized by a non-U.S. shareholder upon the sale of its common shares, will not be subject to federal withholding tax and generally will not be subject to federal income tax unless (a) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. shareholder and, if an income tax treaty applies, are attributable to a permanent establishment or fixed base maintained by the non-U.S. shareholder in the United States, or (b) the non-U.S. shareholder is an individual, has been present in the United States for 183 days or more during the taxable, and certain other conditions are satisfied. Exemptions from withholding tax are also provided for dividends properly designated as interest related dividends or as short-term capital gain dividends paid by a Fund with respect to its qualified net interest income or qualified short-term gain. Gain realized by a non-U.S. shareholder upon the sale of its shares includes the amount of a distribution to a non-U.S. shareholder to the extent the distribution exceeds the non-U.S. shareholder’s basis in such Fund shares.

In addition, gain on the non-U.S. shareholder’s sale of a Fund’s shares will be subject to federal income tax if the Fund is or has been a “United States real property holding corporation” for federal income tax purposes at any time during the shorter of the five-year period ending on the date the non-U.S. shareholder sells the Fund shares and such shareholder held more than 5% of a Fund’s shares at any time during the five-year period preceding the disposition. Generally, a corporation is a United States real property holding corporation if the fair market value of its “United States real property interests” equals or exceeds 50% of the sum of the fair market value of its worldwide real property interests plus its other assets used or held for use in a trade or business.

If a Fund distributes its net capital gains in the form of deemed rather than actual distributions (which the Funds may do in the future), a non-U.S. shareholder will be entitled to a federal income tax credit or tax refund equal to the shareholder’s allocable share of the tax the Fund pays on the capital gains deemed to have been distributed. In order to obtain the refund, the non-U.S. shareholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the non-U.S. shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate non-U.S. shareholder, distributions (both actual and deemed), and gains realized upon the sale of a Fund’s shares that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty).

A non-U.S. shareholder can have all cash distributions automatically reinvested in additional shares. If the distribution is an ordinary dividend and is not effectively connected with a U.S. trade or business of the non-U.S. shareholder (or, if a treaty applies, it is not attributable to a permanent establishment or a fixed base), the amount distributed (to the extent of a Fund’s current and accumulated earnings and profits) will be subject to withholding of U.S. federal income tax at a rate of 30% (or lower rate provided by an applicable treaty) and only the net after-tax amount will be reinvested in the Fund’s shares. If the distribution is effectively connected with a U.S. trade or business or attributable to a permanent establishment or fixed base, generally the full amount of the distribution will be reinvested in the DRIP and will nevertheless be subject to U.S. federal income tax at the ordinary income rates applicable to U.S. shareholders. The non-U.S. shareholder will have an adjusted basis in the additional shares purchased through the dividend reinvestment plan equal to the amount reinvested.

The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the non-U.S. shareholder’s account.

A non-U.S. shareholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the non-U.S. shareholder provides a Fund or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. shareholder or otherwise establishes an exemption from backup withholding.

Under the provisions of the Foreign Account Tax Compliance Act (“FATCA”) a U.S. withholding tax of 30% on payments to certain foreign entities of U.S.-source dividends paid after June 30, 2014, unless various U.S. information reporting and due diligence requirements that are different from, and in addition to, the beneficial owner certification requirements described above have been satisfied. Non-U.S. shareholders should consult their tax advisers regarding the effect, if any, of this legislation on their ownership and sale or disposition of a Fund’s common shares. Regulations would eliminate the withholding tax with respect to gross proceeds of share redemptions and capital gain dividends that was scheduled to go into effect in 2019.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. It is not intended to be a complete explanation or a substitute for consultation with individual tax advisors. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and Treasury Regulations are subject to change, possibly with retroactive effect.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisors for more information.

Original Issue Discount

Certain debt securities acquired by a Fund in the secondary market may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by a Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

Market Discount

Some debt securities may be purchased by a Fund at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any taxable debt security having market discount generally will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by a Fund in each taxable year in which such Fund owns an interest in such debt security and receives a principal payment on it. In particular, a Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been included in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security’s maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

High Yield Securities

Investments in debt obligations that are at risk of or in default present tax issues for a Fund. Tax rules are not entirely clear about issues such as whether and to what extent a Fund should recognize market discount on a debt obligation, when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent a Fund may take deductions for bad debts or worthless securities and how a Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a Fund in order to ensure that it distributes sufficient income to preserve its status as a RIC.

Options, Futures, and Foreign Currency Forward Contracts; Straddle Rules

A Fund’s transactions in foreign currencies, forward contracts, options, and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund, defer Fund losses, and affect the determination of whether capital gains and losses are treated as long-term or short-term capital gains or losses. These rules could therefore, in turn, affect the character, amount, and timing of distributions to shareholders. These provisions also may require the Fund to mark-to-market certain positions in its portfolio (that is, treat them as if they were sold), which may cause the Fund to recognize income without receiving cash to use to make distributions in amounts necessary to avoid income and excise taxes. A Fund will monitor its transactions and may make such tax elections as management deems appropriate with respect to foreign currency, options, futures contracts, forward contracts or hedged investments. A Fund’s status as a RIC may limit its ability to engage in transactions involving foreign currency, futures, options, and forward contracts.

Certain transactions undertaken by a Fund may result in “straddles” for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund, and losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that a Fund may make with respect to its straddle positions may also affect the amount, character, and timing of the recognition of gains or losses from the affected positions.

Dividends-Received Deduction

A Fund may use a dividend-harvesting strategy in which the Fund purchases stock in a U.S. corporation that is about to pay a dividend. The Fund then collects the dividend. If applicable holding period and other requirements are met, the dividend may qualify for the corporate “dividends-received deduction.” If so, the Fund’s distributions of investment company taxable income may in turn be eligible for the corporate dividends-received deduction (pursuant to which corporate shareholders of the Fund may exclude from income up to 50% of the portion of such qualifying distributions) to the extent attributable to its dividend income from U.S. corporations (including its income from a dividend-harvesting strategy if the applicable requirements are met). The Fund then sells the stock after the dividend is paid. This usually results in a short term capital loss. A dividend-harvesting strategy is subject to less favorable tax treatment if the sale of the stock is prearranged or where there is otherwise no risk of loss during the holding period. Under those circumstances, the dividend would not qualify for the dividends-received deduction.

Constructive Sales

Under certain circumstances, a Fund may recognize a gain from a constructive sale of an “appreciated financial position” it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund’s holding period in the property. Loss would be recognized when the property was subsequently disposed of, and its character would depend on the Fund’s holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not apply to transactions that are closed before the end of the 30th day after the close of the taxable year and where the Fund holds the appreciated financial position throughout the 60-day period beginning on the date the transaction is closed, if certain other conditions are met.

Foreign Taxation

Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporations, or if at least 50% of the value of a Fund’s total assets at the close of each quarter of its taxable year is represented by interests in other RICs, that Fund may elect to “pass through” to its shareholders the amount of foreign taxes paid or deemed paid by the Fund. If the Fund so elects, each of its shareholders would be required to include in gross income, even though not actually received, its pro rata share of the foreign taxes paid or deemed paid by the Fund, but would be treated as having paid its pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various limitations) as a foreign tax credit against federal income tax (but not both).

Currency Fluctuation – Section 988 Gains and Losses

Gains or losses attributable to fluctuations in foreign currency exchange rates that occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collect such receivables or pay such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of certain investments (including debt securities denominated in a foreign currency and certain futures contracts, forward contracts, and options), gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or other instrument and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as “section 988” gains or losses, may increase or decrease the amount of a Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income.

Passive Foreign Investment Companies

Some of the Funds may invest in the stock of foreign companies that may be classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute passive assets (such as stocks or securities) or if 75% or more of its gross income is passive income (such as, but not limited to, interest, dividends, and gain from the sale of securities). If a Fund receives an “excess distribution” with respect to PFIC stock, the Fund will generally be subject to tax on the distribution as if it were realized ratably over the period during which the Fund held the PFIC stock. The Fund will be subject to tax on the portion of an excess distribution that is allocated to prior Fund taxable years, and an interest factor will be added to the tax, as if it were payable in such prior taxable years. Certain distributions from a PFIC and gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are taxable as ordinary income.

A Fund may be eligible to elect alternative tax treatment with respect to PFIC stock. Under an election that is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions were received from the PFIC in a given year. If this election were made, the rules relating to the taxation of excess distributions would not apply. In addition, another election would involve marking-to-market the Fund’s PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years. Note that distributions from a PFIC are not eligible for the reduced rate of tax on “qualifying dividends.”

Exchange control regulations that may restrict repatriation of investment income, capital, or the proceeds of securities sales by foreign investors may limit a Fund’s ability to make sufficient distributions to satisfy the 90% and calendar year distribution requirements described above.

Other Investment Companies

It is possible that by investing in other investment companies, a Fund may not be able to meet the Excise Tax Avoidance Requirement and may be subject to federal income and excise tax. The diversification and distribution requirements applicable to the Funds may limit the extent to which the Funds will be able to invest in other investment companies. A Fund that is a fund-of-funds will not be able to offset gains realized by one underlying fund in which the Fund invests against losses realized by another underlying fund in which the Fund invests. Redemptions of shares in an underlying fund could also result in a gain and/or income to the Fund. A Fund’s use of the fund-of-funds structure could therefore affect the amount, timing and character of distributions to shareholders. Redemptions of shares in an underlying fund could also cause additional distributable gains to shareholders.

Commodity-Linked Instruments

One of the requirements for favorable tax treatment as a RIC under the Code is that a Fund derives at least 90% of its gross income from certain qualifying sources of income. The IRS issued a revenue ruling which concludes that income and gain from certain commodity-linked swaps and commodity-linked derivatives is not qualifying income under Subchapter M of the Code. As a result, a Fund’s ability to invest directly in commodity-linked swaps as part of its investment strategy is limited by the requirement that it receive no more than ten percent (10%) of its gross income from such investments.

Commodities markets generally, and the energy sector specifically, have been adversely impacted by the reduced demand for oil and other commodities as a result of the slowdown in economic activity resulting from the spread of the novel coronavirus pandemic. Recently, global oil prices have declined significantly and experienced significant volatility, including a period where an oil-price futures contract fell into negative territory for the first time in history, as demand for oil has slowed and oil storage facilities reach their storage capacities. The impact on such commodities markets may last for an extended period of time.

Short Sales

Short sales are subject to special tax rules which will impact the character of gains and losses realized and affect the timing of income recognition. Short sales entered into by a Fund by increase the amount of ordinary income dividends received by shareholders and may impact the amount of qualified dividend income and income eligible for the dividends received deduction that it is able to pass through to shareholders.

Personal Holding Company

Based upon the number of shareholders of a Fund, the Fund could be considered to be a personal holding company (a “PHC”) under the Code. A company is considered a PHC if: (1) at least 60% of its income is derived from certain types of passive income (e.g., interest, dividends, rents, and royalties) and (2) at any time during the last half of the taxable year more than 50% in value of its outstanding stock is owned directly, or indirectly, by or for not more than 5 individuals (treating certain tax-exempt investors as individuals). A company satisfying this test is taxed on its undistributed personal holding company income (“UPHCI”) at 20%. UPHCI is computed by making certain adjustments to taxable income, including a downward adjustment for distributions made to shareholders during the taxable year.

The tax on UPHCI is in addition to any other tax. Under the Code, a RIC that is also a PHC will also be taxed on any undistributed investment company taxable income at the highest corporate rate under the Code. Each of the Funds intends to distribute sufficient taxable income to its shareholders in any applicable taxable period in which it is treated as a PHC to reduce or eliminate its UPHCI.

Basis Reporting

A Fund must maintain and report to the IRS and each shareholder on Form 1099-B the shareholder’s cost basis by tax lot and holding period of Fund shares. A Fund must elect a default tax identification methodology in order to perform the required reporting. The Funds have chosen the average cost method as the default tax lot identification method for their shareholders. However, at the time of purchase or upon the sale of shares, shareholders may choose a different tax lot identification method. Shareholders should consult a tax advisor with regard to their personal circumstances as the Funds and their service providers do not provide tax advice.

Other Tax Matters

A Fund is required to recognize income currently each taxable year for federal income tax purposes under the Code’s original issue discount rules in the amount of the unpaid, accrued interest with respect to bonds structured as zero coupon or deferred interest bonds or pay-in-kind securities, even though it receives no cash interest until the security’s maturity or payment date. As discussed above, in order to qualify for treatment as a RIC, a Fund must distribute substantially all of its income to shareholders. Thus, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash or leverage itself by borrowing cash, so that it may satisfy the distribution requirement.

Capital Losses: For federal income tax purposes, as a result of the enactment of the Regulated Investment Company Modernization Act of 2010 (the “Act”), capital losses incurred after December 31, 2010 may now be carried forward indefinitely, but retain the character of the original loss. To the extent subsequent net capital gains are offset by such losses, they would not result in federal income tax liability to a Fund and as noted above, would not be distributed as such to shareholders. Available capital loss carryforwards for each Fund, if any, are included in the Proxy Statement/Prospectus.

Except as specifically noted, the foregoing discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts, or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of Fund shares also may be subject to state and local taxes. Shareholders should consult their own tax advisors as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, a Fund in their particular circumstances.

Liquidation of Funds

The Board may determine to close and liquidate a Fund at any time, which may have adverse tax consequences to shareholders. In the event of the liquidation of a Fund, shareholders will receive a liquidating distribution in cash or in-kind equal to their proportionate interest in the Fund. A liquidating distribution would generally be a taxable event to shareholders, resulting in a gain or loss for tax purposes, depending upon a shareholder’s basis in his or her shares of the Fund. A shareholder of a liquidating Fund will not be entitled to any refund or reimbursement of expenses borne, directly or indirectly, by the shareholder (such as sales loads, account fees, or fund expenses), and a shareholder may receive an amount in liquidation less than their original investment.

PROXY VOTING POLICIES

Each Fund has delegated proxy voting responsibilities with respect to the Fund’s portfolio securities to the Adviser, subject to the Board’s general oversight and with the direction that proxies should be voted consistent with the Fund’s best economic interests.

The Adviser has adopted its own proxy voting policies and procedures for this purpose. A summary of these policies and procedures is included below. As a general principle, the Adviser will vote to maximize shareholder value, while considering all relevant factors, and vote without undue influence from individuals or groups who may have an economic interest in the outcome of the proxy vote. If it is determined that a proxy presents a material conflict of interest, then the Adviser shall vote the proxy in accordance with the recommendations of Institutional Shareholder Services (“ISS”), Glass, Lewis & Co. LLC (“Glass Lewis”), or another nationally recognized party, if available, or, if ISS or such party has disclosed that it has a conflict of interest with the vote, another independent third party.

Each Fund is required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. Each Fund’s Form N-PX filing for the period ended June 30 of each year will be available: (i) without charge, upon request, by calling 1-866-667-9228, or (ii) by visiting the SEC’s website at www.sec.gov.

Proxy Voting Guidelines

Salient Capital has adopted proxy voting guidelines that provide general direction regarding how it will vote on a number of significant and recurring ballot proposals. These guidelines are not mandatory voting policies, but rather are an indication of general voting preferences. The following are a few examples of these guidelines:

•	Salient Capital generally votes against proposals to classify the board and for proposals to repeal classified boards and to elect directors annually.

•	Salient Capital generally votes against proposals to ratify a poison pill and for proposals that ask a company to submit its poison pill for shareholder ratification.

•	Salient Capital generally votes against proposals to require a supermajority shareholder vote to approve charter and bylaw amendments and for proposals to lower such supermajority shareholder vote requirements.

•	Salient Capital generally votes for management proposals to increase the number of shares of common stock authorized for issue provided management demonstrated a satisfactory reason for the potential issuance of the additionally authorized shares.

•	Salient Capital generally votes for proposals to increase common share authorization for a stock split provided management demonstrates a reasonable basis for the split and for proposals to implement a reverse stock split provided management demonstrates a reasonable basis for the reverse split.

•	Absent special circumstances (e.g., actions taken in the context of a hostile takeover attempt) indicating an abusive purpose, Salient Capital, on a case-by-case basis, votes for proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

•	Proposals to change a company’s state of incorporation area examined on a case-by-case basis.

•	Salient Capital, on a case-by-case basis, votes on mergers and acquisitions taking into account at least the following:

o	anticipated financial and operating benefits;

o	offer price (cost vs. premium);

o	prospects of the combined companies,

o	how the deal was negotiated; and

o	changes in corporate governance and their impact on shareholder rights.

•	Salient Capital generally does not support shareholder social and environmental proposals, and may vote such matters, on a case-by-case basis, where the proposal enhances the long-term value of the shareholder and does not diminish the return on investment.

Funds’ Proxy Voting Records

Information on how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2020 is available: (1) without charge, upon request, by calling 1-866-667-9228 for the Salient MF Funds or 1-800-999-6809 for the Salient FF Funds; and (2) filed on Form N-PX on the SEC’s website at www.sec.gov.

PORTFOLIO TURNOVER

The annual rate of portfolio turnover may vary from year to year as well as within a year. A high rate of portfolio turnover (100% or more) generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the respective Fund. Portfolio turnover is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of a Fund’s securities. (Excluded from the computation are all securities, including options, with maturities at the time of acquisition of one year or less). Portfolio turnover rates can change from year to year due to various factors, including among others, portfolio adjustments made in response to market conditions. The Funds’ portfolio turnover rates for their most recent two fiscal years are set forth in each Fund’s Financial Highlights, included in Appendix A to this Statement of Additional Information.

Consistent with the implementation of their respective investment strategies and the nature of the energy markets in which they invest, the Funds have experienced significant variations in their portfolio turnover rate during the prior two fiscal years. The amount and scope of these variations may vary from year to year depending on market conditions and the portfolio manager’s implementation decisions.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements for the fiscal years ended November 30, 2017 through and including 2021 for the Acquired Fund and for the fiscal years ended December 31, 2017 through and including 2021 for the Acquiring Fund has been audited by KPMG LLP, which serves as the independent registered public accounting firm for both of the Funds, including the related financial highlights for same periods that appear in the Proxy Statement/Prospectus, have been audited by KPMG LLP, independent registered public accounting firm, as set forth in their report with respect thereto given upon the authority of such firm as experts in accounting and auditing, and are included in Appendix A to this Statement of Additional Information.

KPMG LLP, located at 191 W. Nationwide Blvd., Suite 500, Columbus, Ohio 43215, is the independent registered public accountant for each Fund and provides audit and audit-related services in connection with certain SEC filings.

SUPPLEMENTAL FINANCIAL INFORMATION

A table showing the fees of the Acquired Fund and the Acquiring Fund, and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to the proposed Reorganization, is included in the “Summary—Comparison of Fees and Expenses” section of the Proxy Statement/Prospectus.

The Reorganization will not result in a material change to the Acquired Fund’s investment portfolio due to any investment restrictions of the Acquiring Fund. In particular, each security held by the Acquired Fund is eligible to be held by the Acquiring Fund. As a result, a schedule of investments of the Acquired Fund modified to show the effects of the change is not required and is not included. Notwithstanding the foregoing, changes may be made to the Acquired Fund’s portfolio in advance of the Reorganization and/or the Acquiring Fund’s portfolio following the Reorganization.

There are no material differences between the accounting and valuation policies of the Acquired Fund and the Acquiring Fund.

OTHER SERVICE PROVIDERS

Custodian (Acquired Fund and Acquiring Fund)

Holds the Funds’ assets, settles all portfolio trades and collects most of the valuation data required for calculating the Funds’ net asset value.

Citibank, N.A.

388 Greenwich Street

New York, NY 10013

Principal Underwriter (Acquiring Fund Only)

Markets the Acquiring Fund and distributes shares through selling brokers, financial planners and other financial representatives.

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

Transfer Agents (Acquired Fund and Acquiring Fund)

Handles shareholder services, including recordkeeping and statements, distribution of dividends and, for the Acquiring Fund, processing of buy and sell requests.

Acquired Fund:

Computershare, Inc.

150 Royall Street

Canton, MA 02021

Acquiring Fund:

ALPS Fund Services, Inc.

1290 Broadway, Suite 1000

Denver, CO 80201

Administrator (Acquired Fund and Acquiring Fund)

Performs administrative, bookkeeping and pricing services, and acts as fund accounting agent for the Funds.

ALPS Fund Services, Inc.

1290 Broadway, Suite 1000

Denver, CO 80201

Legal Counsel (Acquired Fund and Acquiring Fund)

Provides legal advice and review to the Funds.

K&L Gates LLP

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 0211

Administrative Services and Compliance

For the fiscal years ended November 30, 2021, 2020 and 2019, the Administrator received from the Acquired Fund fees for administrative services totaling $149,141, $146,015 and $150,414, respectively.

For the fiscal years ended December 31, 2021, 2020 and 2019, the Administrator received from the Acquiring Fund fees for administrative services totaling $512,151, $412,973 and $665,753, respectively.

Effective January 17, 2017, the Funds and the Administrator entered into a Compliance Support Services Agreement (the “CSS Agreement”) pursuant to which the Administrator provides certain compliance support services to the Funds and their Chief Compliance Officer. In consideration for providing such services, each Fund pays the Administrator its allocated portion of the annual fee under the CSS Agreement. In addition, the Administrator is entitled to reimbursement of certain expenses.

Each Fund pays all expenses not assumed by the Adviser or the Administrator. Expenses paid by the Funds include, but are not limited to: custodian, stock transfer and dividend disbursing fees, and accounting and recordkeeping expenses; Rule 12b-1 fees, if any, and shareholder service fees pursuant to distribution or service plans; sub-transfer agent and/or administrative fees; costs of designing, printing, and mailing reports, prospectuses, proxy statements, and notices to its shareholders; taxes and insurance; expenses of the issuance, sale or repurchase of shares of the Fund (including federal and state registration and qualification expenses); legal and auditing fees and expenses; compensation, fees and expenses paid to Trustees who are not interested persons of the Funds; association dues; costs of stationery and forms prepared exclusively for the Funds; and trade organization dues and fees. In addition, the Funds and certain other affiliated funds have agreed to pay the Adviser approximately $420,000 per year as (i) an allocated portion of the compensation of an officer or employee of the Adviser to serve as CCO for the Funds (plus the cost of reasonable expenses related to the performance of the CCO’s duties, including travel expenses, and (ii) an allocation of the expenses of other officers or employees of the Adviser who serve in other compliance capacities for the Funds. The Board approves annually an allocation of such costs among such personnel, and each Fund bears its pro rata share of such expense.

In certain instances, other intermediaries may perform some or all of the transaction processing, recordkeeping or shareholder services which would otherwise be provided by the transfer agent. The Adviser or its affiliates may make payments out of their own assets, to intermediaries, including those that sell shares of the Funds, for transaction processing, recordkeeping or shareholder services. For example, shares in the Funds may be owned by certain intermediaries for the benefit of their customers. Because the transfer agent often does not maintain Fund accounts for shareholders in those instances, some or all of the recordkeeping services for these accounts may be performed by intermediaries. In addition, retirement plans may hold Fund shares in the name of the plan, rather than the name of the participant. Plan record keepers, who may have affiliated financial intermediaries who sell shares of the Funds, may, at the discretion of a retirement plan’s named fiduciary or administrator, be paid for providing services that would otherwise have been performed by the transfer agent. Payments may also be made to plan trustees to defray plan expenses or otherwise for the benefit of plan participants and beneficiaries. For certain types of tax exempt plans, payments may be made to a plan custodian or other entity which holds plan assets. Payments may also be made to offset charges for certain services such as plan participant communications, provided by the Adviser or an affiliate or by an unaffiliated third party.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND

This section reflects additional information only applicable to the Acquiring Fund in connection with its open-ended and multi-class structure. References to the “Fund” in this section are only to the Acquiring Fund.

Distribution Plans

The Acquiring Trust, on behalf of the Fund, has adopted an Administrative Services Plan applicable to Shares sold through certain Selling Firms that offer so-called mutual fund “supermarkets” to their customers, including retirement plan administrators and investment advisers and other sponsors of advisory “wrap” and similar programs (collectively, “Supermarket Intermediaries”). Under the Administrative Services Plan a Class may pay certain Supermarket Intermediaries for non-distribution related administration and recordkeeping services. Any such payments may be negotiated with Supermarket Intermediaries, must be approved by the Board as not related to distribution and may not exceed an annual rate of 0.10%. Any such payments may be made in conjunction with Rule 12b-1 payments and payments by the Fund’s Adviser (and/or its affiliates) and the Board oversees any such allocation.

Foreside Fund Services, LLC (“Foreside”) is the distributor (also known as the principal underwriter) of the shares of the Fund and is located at Three Canal Plaza, Suite 100, Portland, Maine 04101. Foreside is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

Under a distribution agreement with the Acquiring Trust dated May 31, 2012, as amended, Foreside acts as the agent of the Acquiring Trust in connection with the continuous offering of shares of the Fund. During the continuous public offering of shares of the Fund, Foreside shall use commercially reasonable efforts to distribute the shares of the Fund. Foreside shall devote its best efforts to distribute shares of the Fund but is not obligated to sell any certain number of shares. Foreside and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Acquiring Trust.

Foreside may enter into agreements with selected broker-dealers, banks or other financial intermediaries (“Selling Firms”) for distribution of shares of the Fund. With respect to certain Selling Firms and related fund “supermarket” platform arrangements, the Fund and/or its Adviser, rather than Foreside, typically enter into such agreements. These Selling Firms may charge a fee for their services and may receive shareholder service or other fees from parties other than Foreside. These Selling Firms may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Fund. Investors who purchase Shares through Selling Firms will be subject to the procedures of those Selling Firms through which they purchase Shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the Selling Firm through which they purchase shares. Investors purchasing shares of the Fund through Selling Firms should acquaint themselves with their Selling Firm’s procedures and should read the Fund’ prospectuses in conjunction with any materials and information provided by their Selling Firm. The Selling Firm, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the intermediary. Foreside does not receive compensation from the Fund for its distribution services except the distribution/service fees with respect to the shares of those classes for which a Rule 12b-1 Plan is effective. The Adviser pays Foreside a fee for certain distribution-related expenses.

The Board has adopted a Rule 12b-1 Plan with respect to certain classes of shares of the Fund, as described below in further detail.

Class A Shares.

•	Under the Class A Rule 12b-1 Plan, the Fund will pay distribution and service fees at an aggregate annual rate of 0.25% of the average daily net assets of the Fund attributable to Class A Shares.

•	The Class A Rule 12b-1 Plan provides that Foreside may incur expenses for any distribution-related purpose that is primarily intended to result in the sale of shares of the Class A shares, including but not limited to: compensation to Selling Firms and others (including affiliates of the Fund’s Adviser) that engage in or support the sale of the Class A shares; and (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of Class A shares. Service fees under the Class A Rule 12b-1 Plan may be used to compensate Selling Firms and others for providing personal and account maintenance services to shareholders.

The Fund’s Adviser, Foreside or other third party provider may pay for the administration and shareholder servicing of Class A shareholder accounts, including, but not limited to, responding to inquiries from shareholders or their representatives requesting information regarding matters such as shareholder account or transaction status, net asset value of Class A Shares, performance, services, plans and options, investment policies, portfolio holdings, and redemptions of shares and distributions and taxation thereof; and dealing with complaints and correspondence of shareholders; including compensation to organizations and employees who service Class A shareholder accounts, and expenses of such organizations, including overhead and telephone and other communications expenses.

The Class A Rule 12b-1 Plan was approved by the Trustees, including a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting on the Class A Rule 12b-1 Plan.

Amounts paid by any class of shares of a Fund will not be used to pay the expenses incurred with respect to any other class of shares of that Fund; provided, however, that expenses attributable to the Fund as a whole will be allocated, to the extent permitted by law, according to a formula based upon gross sales dollars and/or net assets of each such class, as may be approved from time to time by vote of a majority of the Trustees.

From time to time, a Fund may participate in joint distribution activities with other mutual funds and the costs of those activities will be borne by each fund in proportion to the relative NAVs of the participating funds.

The Rule 12b-1 Plan recognizes that the Adviser may use its management fee revenue under its Investment Management Agreement with a Fund as well as its past profits or other resources from any source to make payments with respect to expenses incurred in connection with the distribution of shares of the Fund. To the extent that the payment of management fees by a Fund to its Adviser should be deemed to be the indirect financing of any activity primarily intended to result in the sale of shares of a class within the meaning of Rule 12b-1, such payments are deemed to be authorized by the Rule 12b-1 Plan.

In adopting the Rule 12b-1 Plan, the Trustees concluded that, in their judgment, there is a reasonable likelihood that the Plan will benefit the holders of the Fund’s Class A shares.

The Fund Rule 12b-1 Plan provides that it will continue in effect only so long as its continuance is approved at least annually by a majority of both the Trustees and the Independent Trustees. The Class A Rule 12b-1 Plan provides that it may be terminated without penalty: (a) by a vote of a majority of the Independent Trustees; and (b) by a vote of a majority of the Fund’s outstanding Class A shares upon 60 days’ written notice to the distributor.

Pursuant to the Fund Rule 12b-1 Plan, at least quarterly, any person authorized to direct the disposition of monies paid or payable (if any) by a Fund shall provide the Board and the Board shall review, at least quarterly, a written report of the amounts expended under the Plan and the purpose for which these expenditures were made.

The Fund Rule 12b-1 Plan further provides that it may not be amended to increase materially the amount of the fees to be paid by a Fund without the approval of a majority of the outstanding securities (as defined in the 1940 Act) of the class of shares of the Fund, which has voting rights with respect to the Plan. Further, the Fund Rule 12b-1 Plan provides that no material amendment to the Plan shall be made unless it is approved by a majority vote of the Trustees and the Independent Trustees of the Trust.

The holders of Class A shares of a Fund have exclusive voting rights with respect to the Fund’s Class A Rule 12b-1 Plan.

The following table shows the amounts of Rule 12b-1 fees paid by the Fund under the Rule 12b-1 Plans during the periods shown below:

Fund	Fiscal Year Ended 12/31/21	Fiscal Year Ended 12/31/20	Fiscal Year Ended 12/31/19
Salient MLP & Energy Infrastructure Fund	$425,358	$364,525	$588,678

Initial Sales Charge On Class A Shares

Class A shares of the Fund are offered at a price equal to their NAV plus a sales charge. The Trustees reserve the right to change or waive a Fund’s minimum investment requirements and to reject any order to purchase shares (including purchase by exchange) when in the judgment of the applicable Adviser such rejection is in the Fund’s best interests.

The sales charges applicable to purchases of Class A shares of the Fund are described in the prospectus. If shares of a Salient Fund are tendered for redemption or repurchased by the Fund for any reason within seven business days after confirmation of the purchase order for such shares, the full sales load or other concession will be returned to the shareholder and any financial intermediary making such sale forfeits the right to receive any compensation on such shares.

Methods of obtaining reduced sales charges referred to generally in the prospectus are described in detail below. In calculating the sales charge applicable to current purchases of a Salient Fund’s Class A shares, the investor is entitled to accumulate current purchases with the current offering price of the shares of other Fund contained in the Acquiring Trust owned by the investor (see “Right of Accumulation” and “Combined Purchase Privilege” below).

In order to receive the reduced sales charge, the investor must notify his or her financial adviser and/or the financial adviser must notify the Fund’s transfer agent, ALPS Fund Services, Inc., at the time of purchase of Class A shares, about any other Salient Fund contained in the Acquiring Trust owned by the investor, the investor’s spouse and their children under the age of 21 living in the same household (See “Right of Accumulation” and “Combined Purchase Privilege” below). This includes investments held in an IRA, including those held at a broker or financial adviser other than the one handling your current purchase. Additionally, individual purchases by a trustee or other fiduciary also may be aggregated if the investments are for a single trust estate or for a group retirement plan. Assets held within a group retirement plan may not be combined with any assets held by those same participants outside of the plan.

The transfer agent will credit the combined value, at the current offering price, of all eligible accounts to determine whether you qualify for a reduced sales charge on your current purchase. The transfer agent will automatically link certain accounts registered in the same client name, with the same taxpayer identification number, for the purpose of qualifying you for lower initial sales charge rates. You must notify the transfer agent and your broker-dealer (financial adviser) at the time of purchase of any eligible accounts held by your spouse or children under 21, living in the same household in order to insure these assets are linked to your accounts.

Waiver of Initial Sales Charges. A Fund may waive the imposition of sales charges on investor purchases of Class A shares of the Fund under certain circumstances and conditions, including shares purchased by:

•	Officers, directors, trustees, and employees of the Fund, the Adviser, sub-advisors, and their respective affiliates.

•	ReFlow, which is a program designed to provide a liquidity source for mutual funds experiencing redemptions of their shares.

•	Registered representatives and employees of financial intermediaries with a current selling agreement with the distributor or the Adviser and its affiliates.

•	Clients of financial intermediaries using the Fund in fee-based investment products under a signed agreement with the distributor or the Adviser.

•	Accounts managed by registered investment advisers or bank trust departments.

•	Employees of designated asset management firms, other service providers, and their affiliates.

•	Immediate family members of all such persons as described above.

•	Employer-sponsored retirement, deferred compensation, and employee benefit plans including trusts used to fund those plans, provided that the shares are held for the benefit of the plan. Employer-sponsored plans do not include SEP IRAs, Simple IRAs, SAR-SEPs, Keogh Plans, Traditional IRAs, Roth IRAs, Coverdell Education Savings Accounts, or individual 403(b) plans.

•	Endowments or charitable foundations

•	Investors using a Self-Directed platform via an intermediary or broker dealer.

•	Financial intermediary supermarkets and fee-based platforms.

•	Individual Retirement Account rollovers involving retirement plan assets invested in the Fund at the time of the rollover that are contributed to an IRA held directly with the Fund.

•	Documentation must be provided at the time of the rollover purchase in order to be eligible for the sales charge waiver.

•	Only the rollover amount will have the sales charge waived.

The Fund reserves the right to waive or update these waiver requirements at its discretion.

In Kind Re-Registrations. A shareholder who withdraws funds via a tax reportable transaction from the account of one Salient Fund contained in the Acquiring Trust that has previously paid a sales charge, and reregisters those assets directly to the account of another Salient Fund contained in the Acquiring Trust, without the assets ever leaving the Salient Fund Complex, may do so without paying a sales charge. The beneficial owner must remain the same, i.e., in kind.

Class A shares also may be purchased without an initial sales charge in connection with certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

The Fund does not issue share certificates. Shares are electronically recorded.

Reduced Sales Charges for Class A Shares

Class A shares of the Fund may be purchased at a reduced sales charge as described below.

1.	Reach “Break Points”: Increase the initial Class A investment amount to reach a higher discount level, as described in the prospectus.

2.	Right of Accumulation: An investor’s purchase of additional Class A shares may qualify for a cumulative quantity discount by combining a current purchase with certain other Class A shares already owned to calculate the sales charge break point for the investor’s next purchase (“Right of Accumulation”). The applicable shares charge is based on the total of:

(i)	The higher of the investor’s initial purchase (less redemptions) or the net asset value (valued at the close of business on the previous day) of (a) all Class A shares of the Fund held by the investor, and (b) all Class A shares of any other of the Salient Funds which may be introduced and held by the investor; and

(ii)	The net asset value of all Class A shares owned by another shareholder eligible to combine their purchase with that of the investor into a single “purchase” (See “Combined Purchase Privilege” below).

3.	Sign a Letter of Intent: Investors may purchase Class A shares of a Fund at a reduced sales charge by means of a written Letter of Intent, which expresses the investor’s intention to invest a minimum of $25,000 of Class A shares of any Fund of the Salient Funds or a minimum of $50,000 of Class A shares of any Fund within a period of 13 months. Upon the Fund’s receipt of the signed Letter of Intent, the shareholder will receive a discount equal to the dollar level specified in the Letter of Intent. If, however, the purchase level specified by the shareholder’s Letter of Intent has not been reached at the conclusion of the 13-month period, each purchase will be deemed made at the sales charge appropriate for the actual purchase amount.

Each purchase of shares under a Letter of Intent will be made at the public offering price applicable at the time of such purchase to a single transaction of the dollar amount indicated in such Letter of Intent. At the investor’s option, a Letter of Intent may include purchases of shares made not more than ninety days prior to the date the investor signed the Letter of Intent. The dealer will be liable for the amount of any such adjustment. The 13-month period during which the Letter of Intent is in effect will then begin on the date of the earliest purchase to be included. Investors qualifying for the Combined Purchase Privilege (see below) may purchase shares under a single Letter of Intent. The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 20% of such stated amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased. If the full amount indicated is not purchased, the escrow will be involuntarily redeemed in an amount required to pay the additional sales charge, if necessary. Dividends and distributions on shares held in escrow, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. The escrow will be released when the full amount indicated has been purchased.

Upon reaching the minimum investment amount indicated in your Letter of Intent, the Letter of Intent is satisfied. A second Letter of Intent must be signed to receive any additional reduction in sales charges not covered by a right of accumulation. During the period covered by the second Letter of Intent, upon completion of the total minimum investment specified under the Letter of Intent, an adjustment to reflect any reduced sales load applicable to shares purchased during the 90-day period prior to submission of the second Letter of Intent will be made in the form of additional shares credited to your account at the then current offering price applicable to a single purchase of the dollar amount of the total purchases. The dealer will be liable for the amount of any such adjustment.

By signing the Letter of Intent, the investor authorizes the transfer agent to act as his or her attorney-in-fact to redeem any escrowed Class A shares and adjust the sales charge, if necessary. A Letter of Intent does not constitute a binding commitment by an investor to purchase, or by a Fund to sell, any additional Class A shares and may be terminated at any time.

However, for the purchases actually made within the specified period (either 13 or 48 months) the applicable sales charge will not be higher than that which would have applied (including accumulations) had the Letter of Intent been for the amount actually invested.

Investors making initial purchases who wish to enter into a Letter of Intent may complete the appropriate section of the application. Current shareholders may call the Fund at 1-866-667-9228.

4.	Combined Purchase Privilege: Investors may combine the following investor accounts into one “purchase” or “holding” to qualify for a reduced sales charge:

(i)	An individual or “company,” as defined in Section 2(a)(8) of the 1940 Act (which includes corporations which are corporate affiliates of each other, but does not include those companies in existence less than six months or which have no purpose other than the purchase of shares of the Fund or other registered investment companies at a discount);

(ii)	An individual, his or her spouse and children under age 21, purchasing for his, her or their own account;

(iii)	A single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or

(iv)	A single purchase for the employee benefit plans of a single employer.

To qualify for the Combined Purchase Privilege or obtain the Right of Accumulation on a purchase through a broker-dealer, when each such purchase is made the investor or dealer must provide the transfer agent with sufficient information to verify that the purchase qualifies for the privilege or discount, such as account numbers or tax identification numbers for Fund accounts eligible for aggregation. The investor must identify and provide information to the Fund or the investor’s financial intermediary, as applicable, regarding shares of Fund held in all of the investor’s accounts (e.g., IRA, non-retirement, 529 plan, etc.) and the accounts of immediate family members (including siblings and parents-in-law) at the Fund or any other financial intermediary. Stated differently, the investor must identify to his or her registered representative the complete universe of eligible shareholder accounts in order to receive the maximum break point discount possible.

Exchange Privilege. The Trusts permit exchanges of shares of any class for shares of the same class in any other series of the Trusts or fund within the Fund Complex offering that same class at the time of the exchange. The registration for both accounts involved must be identical. Identical registration is determined by having the same beneficial owner on both accounts involved in the exchange.

The Fund reserves the right to require that previously exchanged shares (and reinvested dividends) be in the Fund for 90 days before a shareholder is permitted a new exchange. The Trusts reserve the right to prohibit exchanges during the first 15 days following an investment in a Fund. The Trusts may terminate or change the terms of the exchange privilege at any time. In addition, a Fund may suspend a shareholder’s exchange privilege if, in the judgment of the applicable Adviser, the shareholders exchange activity indicates frequent trading or market timing that may be harmful to a Fund or its shareholders.

An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for federal income tax purposes. An exchange may result in a taxable gain or loss.

Under certain circumstances, before an exchange can be made, additional documents may be required to verify the authority or legal capacity of the person seeking the exchange. In order to make an exchange into a new class of shares, the exchange must satisfy the minimum initial investment requirement for that class of shares. Once your exchange is received in good order, it cannot be revoked by you. This exchange privilege is available only in States where shares of the Fund being exchanged into may legally be sold.

Shares of other funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows: (a) exchanges for shares of funds offered without a sales load will be made without a sales load in shares of other funds offered without a sales load; (b) shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted; (c) shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load; (d) shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load, and additional shares acquired through re-investment of dividends or distributions of any such funds, may be exchanged without a sales load for shares of other funds sold with an equivalent or lesser sales load than that previously paid; (e) where the sales load of the shares you exchange for is greater than the sales load you previously paid under the situations described in item (d) above, you pay the difference in sales load; (f) shares of funds subject to a CDSC exchanged for shares of another Fund also subject to a CDSC will be subject to the higher applicable CDSC of the two funds and, for purposes of calculating CDSC rates, will be deemed to have been held since the date the shares being exchanged were initially purchased; and (g) shares of funds subject to a CDSC exchanged for shares of another Fund not subject to a CDSC will be charged the CDSC. To accomplish an exchange under items (d) and (e) above, you or your financial intermediary must notify the Transfer Agent of your prior ownership of Fund shares and your account number. Financial intermediaries who purchase shares of other classes of funds by exchange on behalf of their customers under the situations described in items (b), (e), and (f) above are not entitled to receive any applicable sales load or CDSC resulting from the exchange.

For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange.

Please call 1-866-667-9228 to obtain complete information and to answer any questions you may have about exchanging your shares.

Additional Information on Purchases through Financial Intermediaries

Shares purchased through certain intermediaries may be subject to different sales load waivers or exchange privileges as set forth in the prospectus.

Other Redemption Information

Telephone Redemptions and Exchanges

Telephone redemption and exchange privileges are available for all shareholder accounts except that only the telephone exchange privilege is available for retirement accounts. The privileges may be modified or terminated at any time. The privileges are subject to the conditions and provisions set forth below and in the prospectus.

1.	Telephone redemption and/or exchange instructions received in good order before the pricing of the Fund on any day on which the NYSE is open for business (a “Business Day”), but not later than 4:00 p.m., Eastern Time, will be processed at that day’s closing net asset value. If you choose to receive the proceeds from your redemption via wire transfer, there may be a $30.00 charge.

2.	Telephone redemptions and/or exchange instructions should be made by calling 1-866-667-9228.

3.	The transfer agent will not permit exchanges in violation of any of the terms and conditions set forth in the prospectus or herein.

4.	Telephone redemption requests must meet the following conditions to be accepted by the transfer agent: (a) Proceeds of the redemption must be mailed to the current address on the application or sent to the address stated on payment instructions on file. This address or payment instructions cannot reflect any change within the previous 30 days. (b) Certain account information will need to be provided for verification purposes before the redemption will be executed. (c) There is no limit on the number of telephone redemptions (where proceeds are being mailed to the address of record or sent to the address stated on payment instructions on file) that can be processed within a 30-day period. (d) For an individual investor, the maximum amount which can be liquidated and sent to the address of record at any one time is $100,000.

Matters Affecting Redemptions

Payments to shareholders for shares redeemed will be made within seven days after receipt by the transfer agent of the request in good order, except that the Trust may suspend the right of redemption or postpone the date of payment as to the Fund during any period when (a) trading on the NYSE is restricted as determined by the SEC or such exchange is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable; (c) for such other period as the SEC may permit for the protection of the Fund’s shareholders; or (d) to the extent otherwise permitted by applicable laws and regulations. At various times, a Fund may be requested to redeem shares for which it has not yet received good payment. Accordingly, a Fund may delay the mailing of a redemption check until such time as the Fund has assured itself that good payment has been collected for the purchase of such shares, which may take up to 10 days.

The Fund intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, the Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, an investor may incur brokerage costs in converting such securities to cash. In the event the Fund liquidates portfolio securities to meet redemptions, the Fund reserves the right to reduce the redemption price by an amount equivalent to the prorated cost of such liquidation not to exceed one percent of the net asset value of such shares.

The Trust has adopted procedures under which it may make redemptions-in-kind to shareholders who are affiliated persons of a Fund (as defined in Section 2(a)(3) of the 1940 Act). Under these procedures, the Trust generally may satisfy a redemption request from an affiliated person in-kind, provided that: (1) the redemption-in-kind is effected at approximately the affiliated shareholder’s proportionate share of the distributing Fund’s current net assets, and thus does not result in the dilution of the interests of the remaining shareholders; (2) the distributed securities are valued in the same manner as they are valued for purposes of computing the distributing Fund’s net asset value; (3) the redemption-in-kind is consistent with the Fund’s prospectus and SAI; and (4) neither the affiliated shareholder nor any other party with the ability and the pecuniary incentive to influence the redemption-in-kind selects, or influences the selection of, the distributed securities.

Due to the relatively high cost of handling small investments, the Fund reserves the right, upon 60 days’ written notice, to redeem, at net asset value, the shares of any shareholder whose account has a value of less than $500 in a Fund. Before a Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount and will allow the shareholder 60 days to make an additional investment in an amount that will increase the value of the account to at least $500 before the redemption is processed. This policy will not be implemented where the Trust has previously waived the minimum investment requirements or where the account value is a result of a decline in the net asset value per share.

The value of shares on redemption or repurchase may be more or less than the investor’s investment, depending upon the market value of the portfolio securities at the time of redemption or repurchase.

Shareholder Services and Privileges

For investors purchasing shares under a tax-qualified individual retirement or pension plan or under a group plan through a person designated for the collection and remittance of monies to be invested in shares on a periodic basis, the Fund may, in lieu of furnishing confirmations following each purchase of Fund shares, send statements no less frequently than quarterly, pursuant to the provisions of the Securities Exchange Act of 1934, as amended (“1934 Act”), and the rules thereunder. Such quarterly statements, which would be sent to the investor or to the person designated by the group for distribution to its members, will be sent after the end of each quarterly period and shall reflect all transactions in the investor’s account during the preceding quarter. All other shareholders will receive a confirmation of each new transaction in their accounts.

Certificates representing shares of the Fund will not be issued to shareholders. The applicable transfer agent will maintain for each shareholder an account in which the registration and transfer of shares are recorded, and any transfers will be reflected by bookkeeping entry, without physical delivery.

The applicable transfer agent will require that a shareholder provide requests in writing, accompanied by a valid Medallion Signature Guarantee, when changing certain information in an account, such as wiring instructions.

Self-Employed and Corporate Retirement Plans

For self-employed individuals and corporate investors that wish to purchase shares, a Prototype Plan and Custody Agreement are available through the Trust. For further details, including the right to appoint a successor custodian, see the Prototype Plan and Custody Agreements as provided by the Trust. Employers who wish to use shares of the Trust under a custodianship with another bank or trust company must make individual arrangements with such an institution.

Individual Retirement Accounts

Investors with earned income are eligible to purchase shares of the Fund under an individual retirement account (“IRA”) pursuant to Section 408(a) of the Code. An individual who creates an IRA may contribute annually certain dollar amounts of earned income, and an additional amount if there is a non-working spouse. Simplified Employee Pension Plans (“SEP IRA”), which employers may establish on behalf of their employees are also available. Full details on the IRA and SEP IRA are contained in IRS required disclosure statements, and the custodian will not open an IRA until seven days after the investor has received such statement from the Trust. An IRA funded by shares of the Fund may also be used by employers who have adopted a SEP IRA.

Purchases of shares by Section 403(b) retirement plans and other retirement plans are also available. It is advisable for an investor considering the funding of any retirement plan to consult with an attorney or to obtain advice from a competent retirement plan consultant.

Dividends and Distributions

Shareholders have the privilege of reinvesting both income dividends and capital gain distributions, if any, in additional shares of the applicable Fund at the then current net asset value, with no sales charge. Alternatively, a shareholder can elect at any time to receive dividends and/or capital gain distributions in cash.

In the absence of such an election, each purchase of shares of a Fund is made upon the condition and understanding that the transfer agent is automatically appointed the shareholder’s agent to receive the investor’s dividends and distributions upon all shares registered in the investor’s name and to reinvest them in full and fractional shares of the Fund at the applicable net asset value in effect at the close of business on the reinvestment date. A shareholder may still at any time after a purchase of shares of a Fund request that dividends and/or capital gain distributions be paid to the shareholder in cash.

If you elect to receive cash dividends and/or capital gains distributions and a check is returned as undelivered by the United States Postal Service, the Fund reserves the right to invest the check in additional shares of the Fund at the then-current net asset value and to convert your account’s election to automatic reinvestment of all distributions, until the Fund’s transfer agent receives a corrected address in writing from the number of account owners authorized on your application to change the registration. If the transfer agent receives no written communication from the account owner(s) and there are no purchases, sales or exchanges in your account for a period of time mandated by state law, then that state may require the transfer agent to turn over to the applicable state government the value of the account as well as any dividends or distributions paid.

After a dividend or capital gains distribution is paid, a Fund’s share price will drop by the amount of the dividend or distribution. If you have chosen to have your dividends or distributions paid to your account in additional shares, the total value of your account will not change after the dividend or distribution is paid. In such cases, while the value of each share will be lower, each reinvesting shareholder will own more shares. Reinvested shares will be purchased at the price in effect at the close of business on the day after the record date.

Purchases and Redemptions Through Third Parties

Shares of the Fund may be purchased or redeemed through certain Selling Firms. Selling Firms may charge the investor additional fees for their services. A Fund will be deemed to have received a purchase or redemption order when an authorized Selling Firm, or if applicable, a Selling Firm’s authorized designee, receives the order. Orders may be processed at the NAV next calculated after the Selling Firm receives the order. The Selling Firm must segregate any orders it receives after the close of regular trading on the NYSE and transmit those orders to the applicable Fund for execution at the NAV next determined. Some Selling Firms that maintain network/omnibus/nominee accounts with a Fund for their clients charge an annual fee on the average net assets held in such accounts for accounting, servicing, and distribution services they provide with respect to the Fund shares. This fee is paid by a Fund’s Adviser, the Fund and/or the distributor pursuant to the Fund’s Rule 12b-1 Plan.

Sales Compensation

As part of their business strategy, the Fund may pay compensation to Selling Firms that sell the shares of the Fund. These firms typically pass along a portion of this compensation to your broker or financial representative.

The primary sources of Selling Firm compensation payments for sales of shares of a Fund are: (1) the Rule 12b-1 fees that are collected pursuant to the Fund’s Rule 12b-1 plans and that are paid out of the Fund’s assets; and (2) sales charges paid by investors for certain such classes. The sales charges and the Rule 12b-1 fees are detailed in the prospectus and under “Distribution Plans, Shareholder Services Plan and the Administrative Plan” in this SAI.

Initial Compensation. Whenever an investor purchases a Class of shares of a Fund subject to a sales charge, the Selling Firm receives a reallowance/payment/commission as described in the section “First Year Broker or Other Selling Firm Compensation. The Selling Firm also receives the first year’s Rule 12b-1 service fee at that time.

If shares of a Fund are tendered for redemption or repurchased by the Fund for any reason within seven business days after confirmation of the purchase order for such shares, the full sales load or other concession will be returned to the shareholder and any financial intermediary making such sale forfeits the right to receive any compensation on such shares.

Additional Payments to Financial Intermediaries. Shares of the Fund are sold primarily through financial intermediaries, such as broker/dealers, banks, registered investment advisers, independent financial planners, and retirement plan administrators. The Adviser may make out of its own resources, additional payments to firms. These payments are sometimes referred to as “revenue sharing.” Many financial intermediaries that sell shares of a Fund receive one or more types of these cash payments. The categories of payments that the Adviser provides to intermediaries are described below. These categories are not mutually exclusive and the Adviser may make additional types of revenue sharing payments in the future. The same intermediaries may receive payments under more than one or all categories. These payments assist in the Adviser’s efforts to promote the sale of the Fund’s shares. The Adviser agrees with the intermediary on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all intermediaries receive additional compensation, and the amount of compensation varies. These payments could be significant to an intermediary firm. The Adviser determines which intermediaries to support and the extent of the payments it is willing to make. The Adviser generally chooses to compensate intermediaries that have a strong capability to distribute shares of the Fund and that are willing to cooperate with the Adviser’s promotional efforts. The Adviser does not make an independent assessment of the cost of providing such services.

As of December 31, 2021, the following FINRA member firms have arrangements in effect with the Adviser or its affiliates pursuant to which the firm is entitled to revenue sharing payments: Ameriprise Financial Services, Inc.; Fidelity Brokerage Services LLC; LPL Financial LLC, Merrill Lynch Pierce Fenner & Smith, Inc.; Morgan Stanley & Co., LLC.; UBS Financial Services Inc.; and Wells Fargo Advisors, LLC.

The Adviser or its affiliates also may have revenue sharing arrangements with financial intermediaries that are not members of FINRA.

Sales and Asset Based Payments. The Adviser makes revenue sharing payments as incentives to certain firms to promote and sell shares of the Fund. The Adviser hopes to benefit from revenue sharing by increasing the Fund’s net assets, which, as well as benefiting the Fund, would result in additional management and other fees for the Adviser and its affiliates. In consideration for revenue sharing, a firm may feature certain funds in its sales system or give the Adviser additional access to members of its sales force or management. In addition, a firm may agree to participate in the marketing efforts of the Adviser by allowing it to participate in conferences, seminars or other programs attended by the intermediary’s sales force. Although an intermediary may seek revenue sharing payments to offset costs incurred by the firm in servicing its clients that have invested in a Fund, the intermediary may earn a profit on these payments. Revenue sharing payments may provide a firm with an incentive to favor a Fund.

The revenue sharing payments the Adviser makes may be calculated on sales of shares of a Fund (“Sales-Based Payments”). Such payments also may be calculated on the average daily net assets of a Fund attributable to that particular financial intermediary (“Asset-Based Payments”). Sales-Based Payments primarily create incentives to make new sales of shares of a Fund and Asset-Based Payments primarily create incentives to retain previously sold shares of the Fund in investor accounts. The Adviser may pay a firm either or both Sales-Based Payments and Asset-Based Payments.

Administrative and Processing Support Payments. The Fund has adopted an Administrative Services Plan applicable to Shares sold through certain Selling Firms that offer so-called mutual fund “supermarkets” to their customers, including retirement plan administrators and investment advisers and other sponsors of advisory “wrap” and similar programs (collectively, “Supermarket Intermediaries”). Under the Administrative Services Plan, a Class may pay certain Supermarket Intermediaries for non-distribution related administration and recordkeeping services. Any such payments may be negotiated with Supermarket Intermediaries, must be approved by the Board as not related to distribution and may not exceed an annual rate of 0.10% of each class of a Fund’s net assets, based on net assets held in a Supermarket Intermediary’s platform. Any such payments may be made in conjunction with Rule 12b-1 payments and payments by the Adviser (and/or its affiliates) and the Board oversees any such allocation.

The Adviser also may make payments to certain firms that sell shares of a Fund for certain administrative services, including record keeping and sub-accounting shareholder accounts, to the extent that the Fund does not pay for these costs directly. The Adviser also may make payments to certain firms that sell shares of a Fund in connection with client account maintenance support, statement preparation and transaction processing. The types of payments that the Adviser may make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a financial intermediary, payment of networking fees in connection with certain mutual fund trading systems, or one-time payments for ancillary services such as setting up a Fund on a firm’s mutual fund trading system.

Other Cash Payments. From time to time, the Adviser may provide, either from Rule 12b-1 distribution fees or out of its own resources, additional compensation to firms that sell or arrange for the sale of shares of a Fund. Such compensation provided by the Adviser may include financial assistance to firms that enable the Adviser to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events, and other firm-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as FINRA. The Adviser makes payments for entertainment events it deems appropriate, subject to the Adviser’s guidelines and applicable law. These payments may vary depending upon the nature of the event or the relationship.

The Adviser and its affiliates may have other relationships with firms relating to the provisions of services to a Fund, such as providing omnibus account services, transaction processing services, or effecting portfolio transactions for the Fund. If a firm provides these services, a Fund’s Adviser or the Fund may compensate the firm for these services. In addition, a firm may have other compensated or uncompensated relationships with the Adviser or its affiliates that are not related to the Fund.

First Year Broker or Other Selling Firm Compensation

	Sales charge (% of offering price)(1)(2)	Sales Charges (% of net amount invested)(1)(2)	Dealer Reallowance as a Percentage of the Offering Price(2)(3)
Class A
Up to $50,000	5.50%	5.82%	5.00%
$50,000 but less than $100,000	4.50%	4.71%	4.00%
$100,000 but less than $250,000	3.50%	3.63%	3.00%
$250,000 but less than $500,000	2.75%	2.83%	2.25%
$500,000 but less than $1,000,000	2.00%	2.04%	1.75%

(1)	Class A shares are available with no front-end sales charge on investments of $1 million or more. There is, however, a contingent deferred sales charge (CDSC) of 1.00% on any Class A shares upon which a commission or finder’s fee was paid that are sold within one year of purchase. Brokers that initiate and are responsible for purchases of $1 million or more may receive a sales commission of up to 1.00% of the offering price of Class A shares. See “Initial Sales Charge on Class A Shares” for discussion on how to qualify for a reduced sales charge. The Adviser may take recent redemptions into account in determining if an investment qualifies as a new investment.

(2)	Because of rounding in the calculation of the offering price, actual sales charges you pay may be more or less than those calculated using these percentages.

(3)	Distributor retains the balance, if any, and uses it solely for distribution purposes, which may include a dealer reallowance up to the full sales charge.

Contingent deferred sales charge (“CDSC”) revenues may be used to pay Selling Firm commissions when there is no initial sales charge. Please refer to the previous section for a discussion of 12b-1 distribution and service fees.

If shares of a Fund are tendered for redemption or repurchased by the Fund for any reason within seven business days after confirmation of the purchase order for such shares, the full sales load or other concession will be returned to the shareholder and any financial intermediary making such sale forfeits the right to receive any compensation on such shares.

APPENDIX A—

FINANCIAL STATEMENTS AND FINANCIAL
HIGHLIGHTS OF THE FUNDS

The below excerpts from Salient Midstream & MLP Fund’s annual report include the statement of assets, liabilities, and shareholders' equity, including the schedule of investments, as of November 30, 2021, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended.

In addition, the unaudited financial statements of Salient Midstream & MLP Fund to be dated May 31, 2022 are incorporated herein by reference to the Fund’s semiannual report (File No. 811-22626) and are therefore legally part of this Statement of Additional Information.

The below excerpts from Salient MLP & Energy Infrastructure Fund’s annual report include the statement of assets and liabilities, including the schedule of investments, as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. The below excerpts include additional classes of Salient MLP & Energy Infrastructure Fund and series of the Acquiring Trust that are not part of the Reorganization.

Each Fund’s financial statements and financial highlights included herein have been audited by KPMG LLP, which serves as the independent registered public accounting firm for both of the Funds. The reports of KPMG LLP are included below and in each Fund’s annual report, which are available upon request as discussed in the Proxy Statement/Prospectus under “Where to Get More Information.” Copies of the Funds’ shareholder reports are also currently available at www.salientpartners.com.

Schedule of Investments

Salient Midstream & MLP Fund

November 30, 2021

	Shares/Units	Fair Value
Master Limited Partnerships—34.6%
Crude & Refined Products—12.3%
United States—12.3%
BP Midstream Partners LP(a)	24,695	$317,825
Holly Energy Partners LP(a)	32,806	549,828
Magellan Midstream Partners LP(a)(c)	62,109	2,880,615
MPLX LP(a)(c)	390,061	11,432,688
NuStar Energy LP(a)(c)	84,748	1,186,472
		16,367,428
Gathering & Processing—5.4%
United States—5.4%
Crestwood Equity Partners LP(a)(c)	98,680	2,522,261
DCP Midstream LP(a)	59,292	1,561,158
Western Midstream Partners LP(a)(c)	159,225	3,061,897
		7,145,316
Natural Gas Liquids Infrastructure—16.3%
United States—16.3%
Energy Transfer LP(a)(c)	1,716,256	14,450,876
Enterprise Products Partners LP(a)(c)	336,531	7,198,398
		21,649,274
Renewable Energy Infrastructure—0.6%
United States—0.6%
Enviva Partners LP(a)(c)	12,348	864,730

Total Master Limited Partnerships (Cost $39,236,069)		46,026,748

MLP Related Companies—107.3%
Crude & Refined Products—15.1%
Canada—8.7%
Enbridge, Inc.(c)	284,307	10,672,885
Gibson Energy, Inc. (CAD)(c)	49,666	898,494
		11,571,379
United States—6.4%
Plains GP Holdings LP, Class A(c)	862,978	8,629,780

Energy—3.0%
United States—3.0%
Archaea Energy, Inc., Class A(a)	206,932	3,950,332

Gathering & Processing—29.1%
United States—29.1%
Antero Midstream Corp.(c)	624,603	6,064,895
EnLink Midstream LLC(a)	402,636	2,621,160
EMG Utica I Offshore Co-Investment LP(d)(e)	16,000,000	15,591,011
Hess Midstream LP, Class A(c)	92,009	2,278,143
Targa Resources Corp.(a)(c)	236,042	12,186,849
		38,742,058

See accompanying Notes to Financial Statements.	94

Schedule of Investments

Salient Midstream & MLP Fund

November 30, 2021

	Shares/Units	Fair Value
Liquefied Natural Gas—10.1%
United States—10.1%
Cheniere Energy, Inc.(c)	112,499	$11,791,020
Tellurian, Inc.(a)(b)	516,282	1,683,079
		13,474,099
Natural Gas Liquids Infrastructure—19.3%
Canada—10.7%
Keyera Corp. (CAD)(c)	271,601	5,965,888
Pembina Pipeline Corp.(c)	197,941	5,868,951
Pembina Pipeline Corp. (CAD)(c)	83,252	2,463,443
		14,298,282
United States—8.6%
ONEOK, Inc.(c)	191,506	11,459,719

Natural Gas Pipelines—24.1%
Canada—5.3%
TC Energy Corp.(c)	149,612	7,018,299

United States—18.8%
Equitrans Midstream Corp.(c)	841,120	8,091,575
Kinder Morgan, Inc.(a)(c)	498,876	7,712,623
The Williams Companies, Inc.(c)	345,851	9,265,348
		25,069,546
Renewable Energy Infrastructure—5.4%
Great Britain—1.1%
Atlantica Sustainable Infrastructure PLC(a)(c)	39,077	1,498,994

United States—4.3%
Enphase Energy, Inc.(a)(c)	2,292	573,000
Microvast Holdings Inc.(a)(d)	297,400	2,524,926
NextEra Energy Partners LP(a)(c)	26,792	2,278,659
Sunnova Energy International, Inc.(a)	8,299	306,814
		5,683,399
Water—1.2%
United States—1.2%
Rattler Midstream LP(c)	153,709	1,637,001

Total MLP Related Companies (Cost $102,564,365)		143,032,888

Special Purpose Acquisition Companies—0.0%(f)
United States—0.0%(f)
TortoiseEcofin Acquisition Corp III—Founder Shares(a)(d)(e)	41,550	125
		125
Total Special Purpose Acquisition Companies (Cost $125)		125

See accompanying Notes to Financial Statements.	95

Schedule of Investments

Salient Midstream & MLP Fund

November 30, 2021

	Shares/Units	Fair Value
Warrants—0.0%(f)
United States—0.0%(f)
Volta, Inc.
Expiration date 08/26/26 at $11.50	10,340	$27,815

Total Warrants (Cost $34,944)		27,815
Total Investments—141.9% (Cost $141,835,503)		189,087,576
Credit Facility—(42.1%)		(56,100,000)
Other Assets and Liabilities—0.2%		311,114
Total Net Assets Applicable to Common Shareholders—100.0%		$133,298,690

All percentages disclosed are calculated by dividing the indicated amounts by net assets applicable to common shareholders.

(a) The security is considered a non-income producing security as any dividends received during the period (if applicable) are treated as return of capital per the Generally Accepted Accounting Principles.

(b) All or a portion of these securities are held as collateral for the written call options. As of November 30, 2021, the total fair value of securities held as collateral for the written call options is $14,595.

(c) All or a portion of these securities are held as collateral for the line of credit agreement. As of November 30, 2021, the total fair value of securities held as collateral for the line of credit agreement is $110,434,724.

(d) These securities are exempt from registration under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration, normally to qualified institutional buyers, or to the public if the securities are subsequently registered. See footnote 2(g) in the Notes to Financial Statements for further information.

(e) These investments are classified as Level 3 assets and such classification was a result of the unavailability of other significant observable inputs. At period end, the aggregate value of these securities was $15,591,136, representing 11.70% of net assets. See Note 3 in the Notes to Financial Statements for further information.

(f) Amount represents less than 0.05%.

Written Call Options:

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Value	Fair Value	Unrealized Appreciation (Depreciation)
Tellurian, Inc.	Morgan Stanley & Co. LLC	$4.50	December 2021	4,477	$1,459,502	$(11,193)	$119,663
					$1,459,502	$(11,193)	$119,663

See accompanying Notes to Financial Statements.	96

Schedule of Investments

Salient Midstream & MLP Fund

November 30, 2021

Salient Midstream & MLP Fund invested in the following industries as of November 30, 2021:

	Value	% of Total Investments
Crude & Refined Products	$36,568,587	19.4%
Energy	3,950,332	2.1%
Exchange Traded Funds	27,815	0.0%
Gathering & Processing	45,887,374	24.2%
Liquefied Natural Gas	13,474,099	7.1%
Natural Gas Liquids Infrastructure	47,407,275	25.1%
Natural Gas Pipelines	32,087,845	17.0%
Renewable Energy Infrastructure	8,047,123	4.3%
Special Purpose Acquisition Companies	125	0.0%
Water	1,637,001	0.8%
Total	$189,087,576	100.0%

Salient Midstream & MLP Fund invested in securities with exposure to the following countries as of November 30, 2021:

	Value	% of Total Investments
Canada	$32,887,960	17.4%
Great Britain	1,498,994	0.8%
United States	154,700,622	81.8%
Total	$189,087,576	100.0%

Currency Abbreviations:

CAD—Canadian Dollar

See accompanying Notes to Financial Statements.	97

Statement of Assets, Liabilities and Shareholders’ Equity

Salient Midstream & MLP Fund

November 30, 2021

Assets:
Investments, at value (cost $141,835,503)	$189,087,576
Cash and cash equivalents	787,631
Dividends receivable	246,393
Interest receivable	20
Prepaids and other assets	5,299
Total Assets	190,126,919
Liabilities:
Credit facility	56,100,000
Written options, at fair value (premiums received $130,856)	11,193
Unrealized depreciation on unfunded SPAC PIPE commitments	769
Payable to advisor	199,014
Interest payable	47,985
Commitment fees payable	325
Accounts payable and accrued expenses	468,943
Total Liabilities	56,828,229
Net Assets applicable to common shareholders	$133,298,690
Net Assets Applicable to Common Shareholders:
Capital stock, $0.01 par value; 17,722,448 shares issued and outstanding (unlimited shares authorized)	$177,224
Paid-in capital	337,333,001
Total distributable earnings	(204,211,535)
Net assets applicable to common shareholders	$133,298,690
Net Asset Value:
Net assets applicable to common shareholders	$133,298,690
Common shares outstanding	17,722,448
Net asset value per common share outstanding	$7.52

See accompanying Notes to Financial Statements.	98

Statement of Operations

Salient Midstream & MLP Fund

Year Ended November 30, 2021

Investment Income:
Distributions from master limited partnerships	$3,657,859
Less return of capital on distributions	(3,657,859)
Net investment income from master limited partnerships	—
Dividends from master limited partnership related companies	6,877,175
Less return of capital on dividends	(3,198,187)
Net investment income from master limited partnership related companies	3,678,988
Foreign taxes withheld	(329,002)
Total Investment Income	3,349,986
Operating Expenses:
Investment advisory fee	2,069,035
Management fee	160,000
Administration fees	149,141
Custodian fees	22,610
Interest expense	501,551
Commitment fees	1,043
Professional fees	352,747
Transfer agent fees	23,047
Compliance fees	91,402
Other expenses	153,572
Total Expenses	3,524,148
Net Investment Loss	(174,162)
Realized and Unrealized Gain (Loss):
Net realized gain on investments	11,137,006
Net realized gain on written options	272,362
Net realized loss on foreign currency	(912)
Net realized gain	11,408,456
Change in unrealized appreciation/depreciation on:
Investments	26,593,284
Written options	119,663
Unfunded SPAC PIPE commitments	(769)
Change in unrealized appreciation/depreciation from investments, written options and SPAC PIPE commitments	26,712,178
Net Realized and Unrealized Gain from Investments, Written Options and SPAC PIPE commitments	38,120,634
Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$37,946,472

See accompanying Notes to Financial Statements.	99

Statements of Changes in Net Assets

Salient Midstream & MLP Fund

	Year Ended November 30, 2021	Year Ended November 30, 2020
Operations:
Net investment income/(loss)	$(174,162)	$2,041,845
Net realized gain/(loss)	11,408,456	(32,321,726)
Change in unrealized appreciation/depreciation	26,712,178	(12,232,653)
Net increase/(decrease) in net assets applicable to common shareholders resulting from operations	37,946,472	(42,512,534)

Distributions:
From distributable earnings	—	—
From return of capital	(4,607,836)	(6,220,579)
Total distributions to common shareholders	(4,607,836)	(6,220,579)
Net increase/(decrease) in net assets applicable to common shareholders	$33,338,636	$(48,733,113)
Net Assets:
Beginning of period	99,960,054	148,693,167
End of period	$133,298,690	$99,960,054

See accompanying Notes to Financial Statements.	100

Statement of Cash Flows

Salient Midstream & MLP Fund

For the Year Ended November 30, 2021

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$37,946,472
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities
Purchase of investments	(184,177,355)
Proceeds from disposition of investments	153,656,157
Premiums from written options	1,001,330
Proceeds paid to cover written options	(435,762)
Premiums paid on exercised written options	(162,350)
Net realized gain on investments	(11,137,006)
Net realized gain on written options	(272,362)
Change in unrealized appreciation/depreciation from investments	(26,593,284)
Change in unrealized appreciation/depreciation from written options	(119,663)
Change in unrealized appreciation/depreciation on unfunded SPAC PIPE commitments	769
Change in operating assets and liabilities:
Dividends receivable	(6,229)
Interest Receivable	(20)
Prepaids and other assets	(3,720)
Interest payable	32,187
Payable to Advisor	87,638
Commitment fees payable	(2,086)
Accounts payable and accrued expenses	170,089
Net cash used in operating activities	(30,015,195)
Cash Flows from Financing Activities:
Advances from credit facility	47,550,040
Repayments on credit facility	(12,450,040)
Distributions paid to common shareholders, net of reinvestments	(4,607,836)
Net cash provided by financing activities	30,492,164
Net increase in cash and cash equivalents	476,969
Cash and cash equivalents at beginning of year	310,662
Cash and cash equivalents at end of year	$787,631
Supplemental Schedule of Cash Activity:
Cash paid for interest during the year	$469,364
Cash paid for commitment fees during the year	3,129

See accompanying Notes to Financial Statements.	101

Financial Highlights

Salient Midstream & MLP Fund

	Year Ended November 30, 2021	Year Ended November 30, 2020	Year Ended November 30, 2019	Year Ended November 30, 2018	Year Ended November 30, 2017
Per Common Share Data:(a)
Net Asset Value, beginning of period	$5.64	$8.39	$10.04	$11.23	$14.37
Income/(loss) from operations:
Net investment income/(loss)(b)	(0.01)	0.12	(0.05)	(0.12)	0.00 (c)
Net realized and unrealized gain/(loss) from investments	2.15	(2.52)	(0.91)	(0.31)	(2.16)
Net increase (decrease) resulting from operations	2.14	(2.40)	(0.96)	(0.43)	(2.16)
Distributions paid from:
Net investment income	—	—	—	—	—
In excess of net investment income	—	—	(0.12)	(0.06)	—
Return of capital	(0.26)	(0.35)	(0.57)	(0.70)	(0.98)
Net Asset Value, end of period	$7.52	$5.64	$8.39	$10.04	$11.23
Per common share market value, end of period	$6.37	$4.22	$7.09	$8.41	$10.22
Total investment return based on market value(d)	57.95%	(36.19)%	(8.23)%	(11.05)%	(17.08)%
Ratios to Average Net Assets:
Net investment income/(loss)	(0.14)%	1.87%	(0.49)%	(1.09)%	0.01%
Net operating expenses (including tax expense/benefit)	2.75%	2.97%	3.49%	3.26%	2.40%
Net operating expenses (excluding tax benefit/expense)	2.75%	2.97%	3.49%	3.26%	2.87%
Supplemental Data:
Net assets applicable to common shareholders, end of period (000s)	$133,299	$99,960	$148,693	$177,877	$199,045
Average net assets (000s)	$128,076	$109,424	$173,820	$200,269	$236,834
Portfolio turnover	86.03%	155.52%	44.75%	45.27%	23.72%
Asset coverage per $1,000 unit of senior indebtedness(e)	$3,376	$5,760	$4,804	$3,402	$3,585
Short-term borrowings, end of period (000s)	$56,100	$21,000	$39,089	$74,039	$76,989

(a) Information presented relates to a common share outstanding for periods indicated.

(b) Per share net investment income/(loss) has been calculated using the average daily shares method.

(c) Amount represents less than $0.01 per share.

(d) Total investment return is calculated assuming a purchase of common shares at the current market price on the first day of the period and a sale at the closing market price on the last day of the period reported (excluding brokerage commissions). Dividends and distributions are assumed for the purpose of this calculation to be reinvested at prices obtained under the Dividend Reinvestment Plan (“DRIP”).

(e) Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

See accompanying Notes to Financial Statements.	102

Notes to Financial Statements

November 30, 2021

(1) ORGANIZATION

Salient Midstream & MLP Fund (the “Fund”), a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), commenced operations on May 24, 2012 as a non-diversified, closed-end management investment company. The Fund is authorized to issue an unlimited number of common shares of beneficial interest (“Common Shares”), which may be issued in more than one class or series. The Fund’s Common Shares are listed on the New York Stock Exchange (“NYSE”) under the symbol “SMM”.

The Fund’s objective is to provide a high level of total return with an emphasis on making quarterly cash distributions to its common shareholders. The Fund seeks to achieve its investment objective by investing at least 80% of its total assets in securities of midstream companies and master limited partnerships (“MLPs”).

The board of trustees of the Fund (each member thereof a “Trustee” and collectively, the “Board”) is authorized to engage an investment advisor, and pursuant to an investment management agreement (the “Investment Management Agreement”), it has selected Salient Capital Advisors, LLC (the “Advisor”) to manage the Fund’s portfolio and operations. The Advisor is a Texas limited liability company that is registered as an investment advisor under the Investment Advisers Act of 1940, as amended. Under the Investment Management Agreement, the Advisor is responsible for the establishment of an investment committee (the “Investment Committee”), which is responsible for developing, implementing, and supervising the Fund’s investment program subject to the ultimate supervision of the Board.

The Fund owns 100% of the limited partnership interests of EMG Utica I Offshore Co-Investment, LP (“EMG Utica”). EMG Utica holds a non-controlling underlying interest in Mark West Utica EMG, L.L.C., which is a joint venture between Mark West Energy Partners, L.P. (“Mark West”) and The Energy and Minerals Group (“EMG”). Mark West is owned by MPLX LP (NYSE: MPLX), which is a U.S. domiciled publicly traded master limited partnership that owns, operates, develops, and acquires midstream energy infrastructure assets. EMG is a private investment firm that targets equity investments in the energy and minerals sector. EMG Utica is considered a variable interest entity (“VIE”) as it is a partnership and the Fund, as the limited partner, lacks the ability to remove the general partner and does not have any substantive participating rights, as these reside with EMG Utica Co-Investment GP, LLC, the general partner for EMG Utica. This means the general partner of EMG Utica has full, exclusive and unilateral power and authority to manage, control, administer and operate the assets and business affairs of EMG Utica. Under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 810, “Consolidation”, prior to the adoption of ASC update 2015-02, management believed the Fund was the primary beneficiary as it owned 100% of EMG Utica and had the right to receive the economic benefit from the investment, and therefore consolidated EMG Utica in the Fund’s financial statements for the year ended November 30, 2016. Under ASC Update 2015-02, which the Fund adopted effective the year ended November 30, 2017, consolidation of a VIE’s financial statements would occur if a limited partner has the power to direct the activities and the right to receive the benefits from the entity considered for consolidation. EMG Utica is no longer consolidated within the Fund’s financial statements, effective the year ended November 30, 2017.

(2)SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRACTICES

(a) BASIS OF ACCOUNTING

The financial statements have been prepared in conformity with generally accepted accounting principles in the United States of America (“U.S. GAAP”). The accompanying financial statements reflect the financial position of the Fund. The Fund is an investment company and follows the investment company accounting and reporting guidance under FASB ASC Topic 946, “Financial Services-Investment Companies”.

(b) CASH EQUIVALENTS

The Fund considers all unpledged temporary cash investments with a maturity date at the time of purchase of three months or less to be cash equivalents.

(c) PORTFOLIO SECURITIES TRANSACTIONS

Security transactions are accounted for on a trade date basis. Realized gains and losses are reported using the specific identification cost basis.

(d) INVESTMENT VALUATION

The valuation of the Fund’s investments is determined each day based on the most recent close of regular session trading on the NYSE and reported by ALPS Fund Services, Inc., the Fund’s independent administrator (the “Administrator” or “ALPS”). The Fund’s valuation policies are discussed in further detail in Note 3.

The Board has formed a valuation committee (the “Board Valuation Committee”) that is responsible for overseeing the Fund’s valuation policies, making recommendations to the Board on valuation-related matters, and overseeing implementation by the Advisor of the Fund’s valuation policies.

The Board has authorized the Advisor to establish a valuation committee of the Advisor (the “Advisor Valuation Committee”). The Advisor Valuation Committee’s function, subject to oversight of the Board Valuation Committee and the Board, is generally to review the Fund’s valuation methodologies, valuation determinations, and any information provided to the Advisor Valuation Committee by the Advisor or the Administrator.

See accompanying Notes to Financial Statements.	103

Notes to Financial Statements, continued

November 30, 2021

To the extent that the price of a security cannot be determined applying the methods described below, the Advisor Valuation Committee in conjunction with the Administrator will determine the price of the security pursuant to the fair value procedures approved by the Board.

Investments held by the Fund are valued as follows:

•	SECURITIES LISTED ON A SECURITIES EXCHANGE OR OVER-THE-COUNTER EXCHANGES—In general, the Fund values those securities at their last sales price on the exchange or over-the-counter market or a market’s official closing price on the valuation date. If the security is listed on more than one exchange, the Fund uses the price from the exchange that it considers to be the principal exchange on which the security is traded. If there have been no sales for that day on the exchange where the security is principally traded, then the price of the security will be valued at the mean between the closing “bid” and “ask” prices on the valuation date.

•	PUBLICLY-TRADED EQUITY SECURITIES ACQUIRED IN A DIRECT PLACEMENT TRANSACTION—Such securities may be subject to restrictions on resale that can affect the security’s liquidity and fair value. Such securities that are convertible or otherwise will become freely tradable will be valued based on the market value of the freely tradable security less an applicable restriction discount. Generally, the discount will initially be equal to the discount at which the Fund purchased the securities and thereafter will be periodically reassessed and likely reduced over the anticipated restricted period.

•	DERIVATIVES—Exchange traded futures contracts are valued using quoted final settlement prices from the national exchange on which they are principally traded. If no such price is reported by such exchange on the valuation date, the Advisor Valuation Committee will determine the fair value in good faith using information that is available at such time.

Options that are listed on a securities exchange are generally valued on the valuation date at the mean of the closing bid and ask prices of the posted market on the exchange on which they are listed. If on the valuation date the primary exchange is closed, the prior day price will be used. If no such price is reported, the fair value of such options will be determined in good faith using industry standard pricing models utilizing publicly available input information on the valuation date.

Options traded on an over-the-counter market are generally valued using the mean of the closing bid and ask prices provided by an independent pricing service. If a quotation is not available from the independent pricing service, the price is obtained from a broker (typically counterparty to the option) on the valuation date. If no such price is available on the valuation date, the Advisor Valuation Committee in conjunction with the Administrator will determine the fair value of such options in good faith using information that is available at such time.

Non exchange-traded derivatives, such as swap agreements, are valued based on procedures approved by the Board. Credit default swaps and total return swaps are generally fair valued using evaluated quotes provided by an independent pricing service. If a quotation is not available from the independent pricing service, the price is obtained from a broker (typically the counterparty to the swap agreement) on the valuation date.

•	SECURITIES NOT ACTIVELY TRADED—The value of securities, derivatives or synthetic securities that are not actively traded on an exchange are determined by obtaining quotes from brokers that normally deal in such securities or by an unaffiliated pricing service that may use actual trade data or procedures using market indices, matrices, yield curves, specific trading characteristics of certain groups of securities, pricing models or a combination of these procedures. Securities for which independent pricing services are not available are valued pursuant to the valuation procedures approved by the Board.

•	INVESTMENT FUNDS—Investments in investment limited partnerships and shares in unregistered investment funds (“Investment Funds”) for which a market value is not available will generally be valued using the partners’ capital or net asset value (the “NAV”) as a practical expedient, as reported by the Investment Fund managers or the administrators of such Investment Funds. These Investment Funds value their underlying investments in accordance with policies established by such Investment Funds. Prior to investing in any Investment Fund, the Adviser Valuation Committee, as part of the due diligence process, conducts a review of the valuation methodologies employed by the Investment Fund to determine whether such methods are appropriate for the asset types. The Adviser Valuation Committee will consider whether it is appropriate, in light of the relevant circumstances, to value shares at NAV as reported by an Investment Fund for valuation purposes, or whether to adjust such reported value to reflect an adjusted fair value. Because of the inherent uncertainty of valuation, fair value may differ significantly from the value that would have been used had readily available markets for the investments in Investment Funds existed. The Fund’s investments in Investment Funds are subject to the terms and conditions of the respective operating agreements and offering memoranda of such Investment Funds.

•	OTHER—Investments in private placement securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board. Such fair value procedures may consider among other factors discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating, and an analysis of the issuer’s financial statements and reports. Valuation techniques such as the market approach and/or income approach may be used when sufficient and reliable data is available. If events occur that affect the value of the Fund’s securities before the NAV has been calculated, the securities so affected will generally be priced using fair value procedures.

See accompanying Notes to Financial Statements.	104

Notes to Financial Statements, continued

November 30, 2021

•	SPECIAL PURPOSE ACQUISITION COMPANIES—The Fund may invest in stock, warrants, and other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities that pool funds to seek potential acquisition opportunities. The Fund may enter into a commitment with a SPAC for a private investment in a public equity (“PIPE”) which will be satisfied if and when the SPAC completes its merger or acquisition. PIPEs are illiquid and restricted, and unfunded SPAC PIPE commitments are marked-to-market with the unrealized appreciation/ depreciation separately presented in the Statement of Assets and Liabilities and Statement of Operations. As of November 30, 2021, the Fund held the following unfunded SPAC PIPE commitments:

Security	Commitment Amount	Fair Value	Unrealized Appreciation/ Depreciation
Athena Technology Acquisition Corp	$769,000	$768,231	$(769)
Redwoods Investment Climate Holdings I, Corp—Founder Shares	117	117	—
Total	$769,117	$768,348	$(769)

(e) FOREIGN CURRENCY

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts and investments denominated in a foreign currency, if any, are translated into U.S. dollar amounts at current exchange rates on the valuation date. Purchases and sales of investments denominated in foreign currencies are translated into U.S. dollar amounts at the exchange rate on the respective dates of such transactions. The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains on investments.

(f) MASTER LIMITED PARTNERSHIPS

Entities commonly referred to as MLPs are generally organized under state law as limited partnerships or limited liability companies. The Fund invests in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986, as amended (the “Code”), and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real property rents, gains on dispositions of real property, income and gains from mineral or natural resources activities, income and gains from the transportation or storage of certain fuels, and, in certain circumstances, income and gains from commodities or futures, forwards and options on commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members).

The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership or limited liability company. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The Fund’s investments in MLPs consist only of limited partner or member interest ownership. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

(g) RESTRICTED SECURITIES

The Fund may invest up to 30% of its total assets in unregistered or otherwise restricted securities of which up to 10% may be in securities of privately held companies. The percentage limitations applicable to the Fund’s portfolio described above apply only at the time of investment and the Fund is not required to sell securities due to subsequent changes in the value of securities it owns. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Certain restricted securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See accompanying Notes to Financial Statements.	105

Notes to Financial Statements, continued

November 30, 2021

The restricted securities held at November 30, 2021 are identified below and are also presented in the Fund’s Schedule of Investments.

Security	% of Net Assets	Acquisition Date	Shares/Units	Cost	Fair Value
EMG Utica I Offshore Co-Investment, LP	11.70%	2/22/2013	16,000,000	$13,489,733	$15,591,011
Microvast Holdings Inc.	1.89%	7/22/2021	297,400	3,026,045	2,524,926
TortoiseEcofin Acquisition Corp III—Founder Shares	0.00%	7/21/2021	41,550	125	125
Total Restricted Securities	13.59%			$16,515,903	$18,116,062

(h) INVESTMENT INCOME

Interest income is recognized on the accrual basis. Distributions are recorded on the ex-dividend date. Distributions received from the Fund’s investments in MLPs generally are composed of ordinary income, capital gains and return of capital from the MLPs.

(i) USE OF ESTIMATES

The financial statements have been prepared in conformity with U.S. GAAP, which requires management to make estimates and assumptions relating to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results may differ from those estimates and such differences may be significant.

(j) DERIVATIVE INSTRUMENTS

The Fund may invest in derivatives in order to meet its investment objectives. The risk in using derivatives varies depending upon the structure of the instruments. All open derivative positions at period end, if any, are presented in the Fund’s Schedule of Investments. The following is a description of the derivative instruments that the Fund has utilized as part of its investment strategy, including the primary underlying risk exposures related to each instrument type.

OPTIONS—The Fund may write equity call options with the purpose of generating realized gains from premiums as a means to enhance distributions to the Fund’s common shareholders. Options are secured by investments, as detailed in the Fund’s Schedule of Investments. A call option on a security is a contract that gives the holder of such call option the right to buy the security underlying the call option from the writer of such call option at a specified price at any time during the term of the option. At the time the call option is sold, the writer of a call option receives a premium from the buyer of such call option. If the Fund writes a call option, it will have the obligation upon exercise of such call option to deliver the underlying security upon payment of the exercise price. As the writer of a covered call option, during the option’s life, the Fund gives up the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but the Fund retains the risk of loss should the price of the underlying security decline.

FUTURES CONTRACTS—The Fund may invest in futures contracts as a part of its hedging strategy to manage exposure to interest rate, equity and market price movements, and commodity prices. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. The underlying asset is not physically delivered. Futures contracts are valued at their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the clearinghouse to secure the Fund’s performance. The clearinghouse also requires daily settlement of variation margin representing changes in the value of each contract. Fluctuations in the value of the contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as net realized gain (loss) on futures contracts. The primary risks associated with the use of futures contracts are imperfect correlation between changes in fair values of the underlying assets and the prices of futures contracts, and the possibility of an illiquid market. With exchange-traded futures, there is minimal counterparty credit risk to the Fund since the exchange is a regulated clearinghouse and is a counterparty to all exchange-traded futures which guarantees payment of the futures contract.

SWAP AGREEMENTS—The Fund may invest in swap agreements, including credit default and total return swap agreements, in connection with its hedging strategy to manage market risks.

A total return swap is a bilateral financial contract agreement where one party (the payer) agrees to pay the other (the receiver) the total return on a specified asset or index in exchange for a fixed or floating rate of return. A total return swap allows the receiver or payer to derive the economic benefit of owning or having short exposure to an asset without owning or shorting the underlying asset directly. The receiver is entitled to the amount, if any, by which the notional amount of the total return swap would have increased in value had it been invested in the particular instruments, plus an amount equal to any dividends or interest that would have been received on those instruments. In return, the payer is entitled to an amount equal to a fixed or floating rate of interest (e.g., a reference rate based on the average interest rate at which major global banks can borrow from one another) on the notional amount of the swap plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such instruments, less any dividends or interest. The amounts to which each party is entitled are normally netted against each other at periodic settlement dates, resulting in a single amount that is either due to or from each party.

See accompanying Notes to Financial Statements.	106

Notes to Financial Statements, continued

November 30, 2021

A credit default swap gives one party (the buyer) the right to recoup the economic value of a decline in the value of debt securities of the reference issuer if a credit event (a downgrade, bankruptcy or default) occurs. This value is obtained by delivering a debt security of the reference issuer to the party in return for a previously agreed upon payment from the other party (frequently, the par value of the debt security) or receive a net amount equal to the par value of the defaulted reference entity less its recovery value. The Fund is usually a net buyer of credit default swaps.

The Fund as a buyer of a credit default swap would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event by the reference issuer with respect to its debt obligations. In return, the Fund would pay the counterparty a periodic stream of payments over the term of the agreement provided that no event of default or other credit event has occurred. If no default or other credit event occurs, the counterparty would keep the stream of payments and would have no further obligations to the Fund.

In addition to being exposed to the credit risk of the underlying reference entity, swap agreements are subject to counterparty risk, market risk and interest rate risk. Swap agreements utilized by the Fund may not perform as expected. Risks may arise as a result of the failure of the counterparty to perform under the agreement. The loss incurred by the failure of a counterparty is generally limited to the market value and premium amounts recorded. The Fund considers the creditworthiness of each counterparty to a swap agreement in evaluating potential credit risk, and will not enter into any swap agreement unless the Advisor believes the counterparty to the transaction is creditworthy. Additionally, risks may arise from the unanticipated movements in interest rates or in the value of the underlying reference assets. The Fund may use various techniques to minimize credit risk including early termination or reset and payment. Collateral, in the form of cash, is held in broker segregated accounts for swap agreements.

The following is a summary of the effect of derivative instruments on the Statement of Operations for the year ended November 30, 2021:

	Net Realized Gain on Written Options	Change in Unrealized Appreciation/ Depreciation on Written Options
Equity Risk Exposure:
Written Call Options	$272,362	$119,663

As described above, the Fund utilized derivative instruments to achieve its investment objective during the year ended November 30, 2021. The Fund may enter into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar agreements with its derivative contract counterparties whereby the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. There were no derivative financial instruments that are subject to enforceable netting arrangements or other similar agreements as of November 30, 2021.

The following is a summary of the average monthly notional value of written options during the year ended November 30, 2021:

	Average Monthly Notional Value	Notional Value Outstanding at November 30, 2021
Written Call Options	$2,077,556	$1,459,502

(k) DISTRIBUTIONS TO SHAREHOLDERS

The Fund intends to continue to comply with the requirements under Subchapter M of the Code in order to continue to qualify as a regulated investment company (“RIC”). If so qualified, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and net capital gains to its shareholders.

The Fund generally makes quarterly distributions to shareholders. Net realized capital gains, if any, are distributed annually. Distributions from net realized gains may include short-term capital gains. All net short term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Fund may also pay, at the end of the calendar year, a special distribution to comply with requirements under the Code.

Each shareholder will automatically be a participant under the Fund’s Dividend Reinvestment Plan (“DRIP”) and have all income distributions and capital gains distributions automatically reinvested in Shares, unless a shareholder otherwise elects to receive distributions in cash. Generally, for U.S. federal income tax purposes, shareholders receiving Shares under the DRIP will be treated as having received a distribution equal to the amount of cash they would have received had the shareholder not participated in the DRIP.

See accompanying Notes to Financial Statements.	107

Notes to Financial Statements, continued

November 30, 2021

The character of distributions made during the period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

The amount of distributions is determined in accordance with federal income tax regulations which may differ from U.S. GAAP. These “book/ tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital and differing treatment on partnership investments), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales, differing treatment on partnership investments, late year ordinary loss deferrals and capital loss carryforwards) do not require a reclassification. Distributions which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as return of capital.

(l) CFTC REGULATION

The Commodity Futures Trading Commission (“CFTC”) adopted rules to harmonize conflicting United States Securities and Exchange Commission (the “SEC”) and CFTC disclosure, reporting and recordkeeping requirements for registered investment companies that do not meet an exemption from the definition of commodity pool. The harmonization rules provide that the CFTC will accept the SEC’s disclosure, reporting, and recordkeeping regime as substituted compliance for substantially all of the otherwise applicable CFTC regulations as long as such investment companies meet the applicable SEC requirements. With respect to the Fund, the Advisor has claimed an exemption from the definition of the term “commodity pool operator” under CFTC Regulation 4.5 of the Commodity Exchange Act (“CEA”). As such, the Fund is not currently subject to registration or regulation as a commodity pool under the CEA. Effective November 18, 2019, the Advisor is no longer registered with the CFTC as a commodity pool operator and commodity trading adviser, and is no longer a member of the National Futures Association given the current activities.

(m) RETURN OF CAPITAL ESTIMATES

Distributions received from the Fund’s investments in MLPs generally are composed of income, capital gains and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

For the year ended November 30, 2021, the Fund estimated that approximately 100% of the MLP distributions received and certain distributions received from master limited partnership related companies would be treated as a return of capital. The Fund recorded as return of capital the amount of $6,856,046 of dividends and distributions received from its investments.

(3) FAIR VALUE MEASUREMENTS

The Fund defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions.

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used to determine the fair value of the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1—unadjusted quoted prices in active markets for identical investments

•	Level 2—investments with other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3—investments with significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments) that are developed based on the best information available

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund discloses transfers between levels based on valuations at the end of the reporting period. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Other assets and securities, which are generally not exchange-traded, or for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Advisor Valuation Committee. Fair value pricing may be used for significant events such as securities for which trading has been suspended, prices have become stale or for which there is no currently available price at the close of the NYSE. When observable prices are not available, the Advisor Valuation Committee may use one or more valuation techniques such as the market approach, the income approach, or internal pricing models for which sufficient and reliable data is available. The market approach generally consists of using comparable market data and transactions. The income approach generally consists of estimating future cash flows from an investment to determine the net present value. A significant change in the unobservable inputs could result in a significantly lower or higher fair value measurement. Depending on the source and relative significance of valuation inputs, these investments may be classified as Level 2 or Level 3 in the fair value hierarchy.

See accompanying Notes to Financial Statements.	108

Notes to Financial Statements, continued

November 30, 2021

The Fund establishes valuation processes and procedures to ensure that the valuation techniques for investments that are categorized within Level 3 of the fair value hierarchy are fair, consistent, and appropriate. The Advisor is responsible for developing the Fund’s written valuation processes and procedures, conducting periodic reviews of the valuation policies, and evaluating the overall fairness and consistent application of the valuation policies. The Board Valuation Committee has authorized the Advisor to oversee the implementation of the Board approved valuation procedures by the Administrator. The Advisor Valuation Committee is comprised of various Fund personnel, which include members from the Fund’s portfolio management and operations groups. The Advisor Valuation Committee meets monthly or as needed, to determine the valuations of the Fund’s Level 3 investments. Fund valuations are required to be supported by market data, industry accepted third-party valuation models, or other methods the Advisor Valuation Committee deems to be appropriate, including the use of internal proprietary valuation models. In addition, changes in the underlying assumptions used in the fair value measurement technique, including discount rates, liquidity risks, and estimates of future cash flows, could significantly affect these fair value estimates. Because of the inherent uncertainty of valuation, including Level 3 input risk, this estimated value may differ from the value that would have been used had a ready market for this investment existed, and the differences could be significant.

The following is a summary categorization of the Fund’s investments based upon the three levels defined above as of November 30, 2021. The breakdown by category of equity securities is disclosed in the Schedule of Investments.

	Level 1	Level 2		Level 3			Total
	Investment Securities	Investment Securities	Other Financial Instruments	Investment Securities		Other Financial Instruments	Investment Securities	Other Financial Instruments
Master Limited Partnerships	$46,026,748	$—	$—	$—		$—	$46,026,748	$—
MLP Related Companies	127,441,877	—	—	15,591,011	(a)	—	143,032,888	—
Special Purpose Acquisition Companies	—	—	—	125		—	125	—
Warrants	27,815	—	—	—		—	27,815	—
Written Options	—	—	(11,193)	—		—	—	(11,193)
Unfunded SPAC PIPE Commitments	—	—	—	—		(768,348)	—	(768,348)
Total	$173,496,440	$—	$(11,193)	$15,591,136		$(768,348)	$189,087,576	$(779,541)

(a)During the year ended November 30, 2021, the Fund continued to value EMG Utica I Offshore Co-Investment LP with an income approach using a discounted cash flow model.

The following is a reconciliation of Level 3 investments based on the inputs used to determine fair value:

Asset Type	Balance as of November 30, 2020	Purchases	Sales Proceeds	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)		Transfer into Level 3	Transfer Out of Level 3	Balance as of November 30, 2021	Net change in unrealized appreciation/ (depreciation) included in the Statement of Operations attributable to Level 3 investments held at November 30, 2021
MLP Related Companies	$15,361,838	$—	$—	$—	$(429,444	)(a)	$—	$—	$15,591,011	$(429,444	)(a)
Special Purpose Acquisition Companies	—	125	—	—	—		—	—	125	—
Unfunded SPAC PIPE Commitments	—	—	—	—	(769)		—	—	(769)	(769)
Total	$15,361,838	$125	$—	$—	$(430,213)		$—	$—	$15,590,367	$(430,213)

(a) The change in unrealized appreciation/depreciation reflects a reclassification of prior year return of capital on distributions from EMG Utica I Offshore Co-Investment, LP.

See accompanying Notes to Financial Statements.	109

Notes to Financial Statements, continued

November 30, 2021

The table below provides additional information about the Level 3 Fair Value Measurements as of November 30, 2021:

Qualitative Information about Level 3 Fair Value Measurements

Asset Class	Fair Value	Valuation Technique	Unobservable Inputs(a)	Input Value/ Range
Master Limited Partnerships	$15,591,011	Discounted Cash Flow	Discount Rate	11.5%
			Terminal Cash Flow Exit Multiple	10.8	x
Special Purpose Acquisition Companies	125	Recent Transaction	Recent Transaction	$0.003

(a) A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Inputs	Impact to Value if Input Increases	Impact to Value if Input Decreases
Discount Rate	Decrease	Increase
Terminal Cash Flow Exit Multiple	Increase	Decrease
Recent Transaction	Increase	Decrease

EMG Utica’s originally planned dissolution date of December 31, 2021 was extended to December 31, 2022, with the ability to extend for an additional one-year period at the election of the general partner, EMG Utica Co-Investment GP, LLC. Upon dissolution, the Fund would receive its share of the net proceeds from the sale of underlying assets in EMG Utica which may differ from the Fund’s valuation of its position in EMG Utica due to the inherent uncertainty of valuation, including Level 3 input risk currently being used for valuation purposes, and the difference could be significant. The Fund does not have any unfunded commitments in EMG Utica and the investment cannot be sold by the Fund without the consent of EMG Utica Co-Investment GP, LLC.

(4) CREDIT FACILITY

The Fund maintains a line of credit agreement (the “Agreement”) with Bank of Nova Scotia (“BNS”) which provides a $60,000,000 committed lending facility. Prior to March 24, 2021, BNS provided a $50,000,000 committed lending facility. Borrowings under the Agreement are secured by investments, as detailed in the Fund’s Schedule of Investments. The Agreement provides for a commitment fee of 0.10% per annum on undrawn amounts above a certain threshold plus interest accruing on outstanding borrowed amounts at the one month LIBOR plus 0.95% per annum. The Fund initially entered the Agreement on November 17, 2014, and the Agreement provides the Fund with a rolling 364 day commitment period. The average principal balance and weighted average interest rate for the year ended November 30, 2021, was approximately $47,063,705 and 1.05%, respectively. At November 30, 2021, the principal balance outstanding was $56,100,000 at an interest rate of 1.04%, and the aggregate market value of the securities held as collateral was $110,434,724, representing 82.85% of net assets.

On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of the London Interbank Offered Rate (“LIBOR”) by the end of 2021. More specifically, the ICE Benchmark Administration Limited, the administrator of LIBOR, is expected to cease publishing most LIBOR maturities, including some US LIBOR maturities, on December 31, 2021, and the remaining and most liquid US LIBOR maturities on June 30, 2023. Financial industry groups have begun planning for that transition, however, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. The U.S. Federal Reserve, in conjunction with the Alternative Reference Rates Committee, a steering committee comprised of large U.S. financial institutions, intends to replace LIBOR with the Secured Overnight Funding Rate (SOFR), a new index calculated by short-term repurchase agreements, backed by U.S. Treasury securities. Abandonment of or modifications to LIBOR could have adverse impacts and represent a significant risk on newly issued financial instruments and existing financial instruments which reference LIBOR, could lead to significant short-term and long-term uncertainty and market instability and to the extent to which that may impact the Fund cannot yet be determined.

(5) FEDERAL INCOME TAXES

The Fund intends to continue to comply with the requirements of the Code applicable to RICs and to distribute all of its taxable income to shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis.

For the tax years ended November 30, 2018 through November 30, 2021, and for all major jurisdictions, management of the Fund has evaluated the tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions will “more-likely-than-not” be sustained by the Fund upon challenge by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold and that would result in a tax benefit or expense to the Fund would be recorded as a tax benefit or expense in the current period. For the year ended November 30, 2021, the Fund did not recognize any amounts for unrecognized tax benefit/expense. A reconciliation of unrecognized tax benefit/expense is not provided herein, as the beginning and ending amounts of unrecognized tax benefit/expense are zero, with no interim additions, reductions or settlements.

See accompanying Notes to Financial Statements.	110

Notes to Financial Statements, continued

November 30, 2021

In accordance with U.S. GAAP, the Fund has made reclassifications among its capital accounts, primarily attributable to partnership investments. These reclassifications are intended to adjust the components of the Fund’s net assets to reflect the tax character of permanent book/tax differences and have no impact on the net assets or the NAV of the Fund. As of November 30, 2021, the Fund made reclassifications to increase or (decrease) the components of the net assets detailed below:

Paid-in Capital	Total Distributable Earnings
$(5,168,499)	$5,168,499

The tax character of dividends paid to shareholders during the tax year ended in 2021 was as follows:

Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Return of Capital	Total Distributions Paid
$—	$—	$—	$4,607,836	$4,607,836

The tax character of dividends paid to shareholders during the tax year ended in 2020 was as follows:

Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Return of Capital	Total Distributions Paid
$—	$—	$—	$6,220,579	$6,220,579

The following information is provided on a tax basis as of November 30, 2021:

Cost of Investments and written options	$157,703,942
Gross unrealized appreciation	35,923,546
Gross unrealized depreciation	(4,539,912)
Net unrealized appreciation (depreciation) of foreign currency, derivatives and unfunded SPAC PIPE commitments	115,388
Net unrealized appreciation (depreciation)	31,499,022
Undistributed net investment income	—
Accumulated realized loss	(228,583,903)
Distributable earnings	—
Other cumulative effect of timing differences	(7,126,654)
Total accumulated earnings (losses)	(204,211,535)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are primarily due to differences in the timing of recognition of gains and losses on partnership investments, straddle loss deferrals and wash sales for tax and book purposes.

As of the end of the tax year ended November 30, 2021, the Fund also has available for tax purposes unused capital loss carryovers (“CLCOs”) as follows:

Short-Term	Long-Term
$145,470,239	$83,113,664

(6) INVESTMENT TRANSACTIONS

For the year ended November 30, 2021, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were $184,177,355 and $146,642,545, respectively.

(7) SERVICE PROVIDERS

ALPS serves as administrator to the Fund. Under the administration agreement, ALPS is responsible for administrative, accounting and recordkeeping services of the Fund.

Citibank, N.A. serves as the Fund’s custodian.

Computershare, Inc. serves as the transfer agent, DRIP Plan Administrator agent and dividend paying agent for the Fund.

(8) RELATED PARTY TRANSACTIONS

INVESTMENT MANAGEMENT FEE

In consideration of the advisory and other services provided by the Advisor, under the terms of the Investment Management Agreement between the Advisor and the Fund, the Fund pays the Advisor a management fee equal to 1.20% annually of the average monthly total assets of the Fund. For purposes of calculating the management fee, the “average total assets” for each monthly period are determined by averaging the total assets on the last business day of that month with the total assets on the last business day of the prior month. The fee is accrued daily and payable monthly.

See accompanying Notes to Financial Statements.	111

Notes to Financial Statements, continued

November 30, 2021

In connection with the investment in EMG Utica, the Fund pays a management fee to EMG MUH, LP, an affiliate of EMG Utica, calculated at 1.0% annually of the contributed capital. The fee is payable quarterly in advance.

Also in connection with the investment in EMG Utica, the Fund is entitled to distributions in accordance with the terms of the limited partnership agreement. The terms of the limited partnership agreement allows for a portion of certain distributions to be paid to EMG MUH, LP as “carried interest” and represents a share of the profits.

(9) TRUSTEE AND OFFICER FEES

The Fund’s operations are managed under the direction and oversight of the Board of Trustees. The Board of Trustees appoints Officers of the Fund who are responsible for the Fund’s day-to-day business decisions based on policies set by the Board of Trustees. The Officers serve at the pleasure of the Board of Trustees.

The Fund does not pay any compensation directly to the Officers or Trustees who are also Trustees, Officers or employees of Salient Management or its affiliates, except as noted below. As of November 30, 2021, there were six Trustees, five of whom are not “interested persons” of the Fund within the meaning of that term under the 1940 Act (each, an “Independent Trustee”). The Trustees of the Fund may also serve as Trustees of other registered investment companies managed by the Advisor and its affiliates, including Salient MF Trust and Forward Funds (together with the Fund, the “Trusts”). Each fund within the Trusts pays Independent Trustees an allocated portion of the retainer of $50,000 per year. Each fund within the Trusts pays Independent Trustees an allocated portion of the amounts of: $6,250 for attendance in person at a regular meeting and $1,500 for attendance by telephone at a regular meeting; $1,500 for attendance in person or by video conference at a special meeting that is not held in conjunction with a regular meeting and $1,500 for attendance by telephone at a special meeting that is not held in conjunction with a regular meeting; and $1,500 per day for participation in Trust-related meetings not held in conjunction with a meeting. The Chairman of the Board of Trustees, the Chairman of the Audit Committee, the Chairman of the Nominating Committee, the Chairman of the Valuation Committee, and the Chairman of the Compliance Committee receive a special retainer fee in the amount of $16,000, $6,000, $5,000, $2,500 and $5,000, respectively per year. In addition, each member of the Audit Committee, Nominating Committee and Compliance Committee receives $1,000, respectively per year, and each member of the Valuation Committee receives $500 per year. In the interest of retaining Independent Trustees of the highest quality, the Board intends to periodically review such compensation and may modify it as the Board deems appropriate. The interested Trustees receive no compensation from the Fund. In addition, Independent Trustees receive reimbursements for reasonable out-of-pocket expenses incurred for their services as a Trustee, including for the transportation and other expenses that they incur in attending meetings.

The Chief Compliance Officer of the Fund (“CCO”) is an employee of, and is compensated by, the Advisor. As of November 30, 2021, the Fund has agreed to pay the Advisor approximately $98,000 per year as (i) an allocated portion of the compensation of an officer or employee of the Advisor to serve as CCO for the Fund (plus the cost of reasonable expenses related to the performance of the CCO’s duties, including travel expenses), and (ii) an allocation of the expenses of other officers or employees of the Advisor who serve in other compliance capacities for the Fund. The Board approves annually an allocation of such costs among such personnel, and the Fund bears its pro rata share of such expense. Other affiliated funds and registered investment companies managed by the Advisor pay additional compensation for the same purposes.

(10) INDEMNIFICATIONS

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties with respect to the Fund. In addition, in the normal course of business, the Fund enters into contracts with vendors and others that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. Based on experience, however, the Fund expects the risk of loss to be remote.

(11) RISK CONSIDERATIONS

The following summary of certain common principal risk factors is not meant to be comprehensive of all the Fund’s risks.

(a) GENERAL MARKET RISK

An investment in the Fund’s common shares represents an indirect investment in the securities owned by the Fund, some of which will be traded on a national securities exchange or in the over-the-counter markets. The value of the securities in which the Fund invests, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Fund invests may affect the value of the Fund’s common shares. An investment in the Fund’s common shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of the Fund’s distributions.

(b) CONCENTRATION RISK

The Fund’s investment portfolio is concentrated in MLPs and midstream companies. The focus of the portfolio on a specific industry or industries within the midstream sector may present more risks than if the portfolio was broadly diversified over numerous sectors of the economy. A downturn in one or more industries within the midstream sector would have a larger impact on the Fund than on an investment company that does not concentrate solely in MLPs and midstream companies. To the extent that the Fund invests a relatively high percentage of the Fund’s assets in the obligations of a limited number of issuers, the Fund may be more susceptible than more widely diversified investment companies to any single economic, political or regulatory occurrence. The Fund may also hold large positions in the securities of a single issuer. As such, the Fund has a greater potential to realize losses upon the occurrence of adverse events affecting that issuer or in the event that the Fund has to quickly sell its position in that issuer.

See accompanying Notes to Financial Statements.	112

Notes to Financial Statements, continued

November 30, 2021

(c) LEVERAGE RISK

Financial leverage represents the leveraging of the Fund’s investment portfolio. The use of leverage can amplify losses. Unless the income and capital appreciation, if any, on securities acquired with the proceeds from financial leverage exceed the costs of such financial leverage, the use of leverage could cause the Fund’s NAV to decline. When financial leverage is used, the NAV and market value of the Fund’s common shares will be more volatile. There is no assurance that the Fund’s use of financial leverage will be successful.

(d) DERIVATIVES RISK

The Fund may purchase and sell derivative instruments (including, but not limited to, options, futures contracts and swap agreements). The use of derivatives has risks, including high price volatility, government intervention, non-performance by the counterparty, the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction and the illiquidity of the derivative investments. Furthermore, successful use of these techniques may depend on the Advisor’s correct anticipation of pertinent market movements, which cannot be assured. The use of derivatives may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that the Fund might otherwise sell. In addition, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to derivative transactions are not otherwise available to the Fund for investment purposes.

(e) COUNTERPARTY RISK

The Fund will be subject to the risk of the inability of counterparties to perform with respect to transactions, whether due to a contract dispute, insolvency, liquidity or other causes, which could subject the Fund to substantial losses. This risk increases and becomes more concentrated as the number of Fund counterparties decreases. Counterparty risk also increases with the Fund’s use of certain over-the-counter derivatives, which lack some of the safeguards afforded on a regulated exchange. Counterparty defaults may have a negative impact beyond the value of the contract as it could lead to the encumbrance of Fund collateral.

(f) CURRENCY RISK

Currency risk refers to the possibility that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. The liquidity and trading value of foreign currencies could be affected by global economic factors, such as inflation, interest rate levels, and trade balances among countries, as well as the actions of sovereign governments. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investments in securities denominated in a foreign currency or may widen existing losses. The Fund’s net currency positions may expose it to risks independent of its securities positions.

(g) MIDSTREAM RISK

Midstream Companies and MLPs and other entities that provide crude oil, refined product and natural gas services are subject to supply and demand fluctuations in the markets they serve which may be impacted by a wide range of factors including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others.

(h) SPECIAL PURPOSE ACQUISITION COMPANIES RISK

The Fund may invest in stock, warrants, and other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities that pool funds to seek potential acquisition opportunities. Because SPACs and similar entities are in essence blank check companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. An investment in a SPAC is subject to a variety of risks, including that (i) a portion of the monies raised by the SPAC for the purpose of effecting an acquisition or merger may be expended prior to the transaction for payment of taxes and other purposes; (ii) an attractive acquisition or merger target may not be identified at all, in which case the SPAC will be required to return any remaining monies to shareholders; (iii) if an acquisition or merger target is identified, the Fund may elect not to participate in the proposed transaction or the Fund may be required to divest its interests in the SPAC due to regulatory or other considerations, in which case the warrants or other rights with respect to the SPAC held by the Fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; (iv) any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of SPAC shareholders; (v) under any circumstances in which the Fund receives a refund of all or a portion of its original investment (which typically represents a pro rata share of the proceeds of the SPAC’s assets, less any applicable taxes), the returns on that investment may be negligible, and the Fund may be subject to opportunity costs to the extent that alternative investments would have produced higher returns; (vi) to the extent an acquisition or merger is announced or completed, shareholders who sell their shares prior to that time may not reap any resulting benefits; (vii) the Fund may be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; (viii) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (ix) an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; (x) only a thinly traded market for shares of or interests in a SPAC may develop, or there may be no market at all, leaving the Fund unable to sell its interest in a SPAC or to sell its interest only at a price below what the Fund believes is the SPAC interest’s intrinsic value; (xi) the values of investments in SPACs may be highly volatile and may depreciate significantly over time; and (xii) SPACs may be subject to regulatory scrutiny, such as regarding offering and accounting matters, and uncertainty caused by such scrutiny, or the commencement of regulatory actions, could impact the prospects for success of, as well as the trading and value of, a SPAC.

See accompanying Notes to Financial Statements.	113

Notes to Financial Statements, continued

November 30, 2021

(i) PANDEMICS AND ASSOCIATED ECONOMIC DISRUPTION

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general anxiety and economic uncertainty. It is not known how long any negative impacts, or any future impacts of other significant events such as a substantial economic downturn, will last. Health crises caused by outbreaks of disease, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks. This outbreak, and other epidemics and pandemics that may arise in the future, could negatively affect the global economy, as well as the economies of individual countries, individual companies and the market in general in significant and unforeseen ways. For example, a widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the Fund’s ability to complete repurchase requests, and affect Fund performance. Any such impact could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests, lines of credit available to the Fund and may lead to losses on your investment in the Fund. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers.

(12) CAPITAL SHARE TRANSACTIONS

The Fund has an unlimited number of shares of capital stock authorized, $0.01 par value per share, and 17,722,448 shares issued and outstanding at November 30, 2021. There was no capital share activity for the year ended November 30, 2021.

(13) SUBSEQUENT EVENTS

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements as of November 30, 2021.

See accompanying Notes to Financial Statements.	114

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

Salient Midstream & MLP Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets, liabilities, and shareholders’ equity of Salient Midstream & MLP Fund (the Fund), including the schedule of investments, as of November 30, 2021, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of November 30, 2021, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of November 30, 2021, by correspondence with the custodian, investees, and broker. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more Salient investment companies since 2003.

Columbus, Ohio

January 28, 2022

Schedule of Investments (See Note 11)
Salient MLP & Energy Infrastructure Fund
December 31, 2021

	Shares	Value (See Note 2)
Master Limited Partnerships—24.8%(a)
Crude & Refined Products—7.6%
United States—7.6%
Magellan Midstream Partners LP	131,592	$6,111,133
MPLX LP	1,620,333	47,945,653
		54,056,786
Gathering & Processing—6.5%
United States—6.5%
Crestwood Equity Partners LP	469,492	12,953,284
DCP Midstream LP	434,257	11,933,383
Western Midstream Partners LP	933,379	20,786,350
		45,673,017
Natural Gas Liquids Infrastructure—10.7%
United States—10.7%
Energy Transfer LP	7,968,272	65,578,879
Enterprise Products Partners LP	447,765	9,832,919
		75,411,798
Total Master Limited Partnerships (Cost $144,339,803)		175,141,601

MLP Related Companies—74.6%
Crude & Refined Products—8.5%
Canada—3.8%
Enbridge, Inc.	662,791	25,901,872
Gibson Energy, Inc. (CAD)	60,828	1,078,117
		26,979,989
United States—4.7%
Plains GP Holdings LP, Class A	3,253,149	32,986,931

Energy—5.0%
Singapore—0.1%
Maxeon Solar Technologies, Ltd.(b)	65,367	908,602

United States—4.9%
Archaea Energy, Inc., Class A(b)	1,483,826	27,124,339
Heliogen, Inc.(b)(c)	726,600	7,331,394
		34,455,733
Gathering & Processing—16.2%
United States—16.2%
Antero Midstream Corp.	2,524,211	24,434,362
EnLink Midstream LLC	3,403,085	23,447,256
Targa Resources Corp.	1,273,506	66,527,953
		114,409,571

See accompanying Notes to Financial Statements.	116

Schedule of Investments (See Note 11)
Salient MLP & Energy Infrastructure Fund
December 31, 2021

	Shares	Value (See Note 2)
Industrial—0.0%(d)
Spain—0.0%(d)
Wallbox NV(b)	11,277	$184,266

Liquefied Natural Gas—10.4%
United States—10.4%
Cheniere Energy, Inc.	665,803	67,525,740
Tellurian, Inc.(b)	1,991,664	6,134,325
		73,660,065
Natural Gas Liquids Infrastructure—8.4%
Canada—2.0%
Pembina Pipeline Corp. (CAD)	448,523	13,605,145

United States—6.4%
ONEOK, Inc.	772,390	45,385,636

Natural Gas Pipelines—15.6%
Canada—1.3%
TC Energy Corp.	195,068	9,078,465

United States—14.3%
Equitrans Midstream Corp.	4,414,423	45,645,134
Kinder Morgan, Inc.	1,433,190	22,730,393
Williams Cos., Inc.	1,256,941	32,730,744
		101,106,271
Renewable Energy Infrastructure—9.8%
Israel—1.7%
SolarEdge Technologies, Inc.(b)	43,499	12,204,514

United States—8.1%
Enphase Energy, Inc.(b)	129,659	23,719,818
Microvast Holdings Inc.(b)(c)	1,139,300	6,448,438
Plug Power, Inc.(b)	114,070	3,220,196
Shoals Technologies Group, Inc.(b)	71,225	1,730,768
Stem, Inc.(b)	405,386	7,690,172
Sunnova Energy International, Inc.(b)	158,595	4,427,972
Sunrun, Inc.(b)	220,686	7,569,530
Volta, Inc.(b)	311,650	2,287,511
		57,094,405
Water—0.7%
United States—0.7%
Rattler Midstream LP	452,852	5,153,456
Total MLP Related Companies (Cost $440,308,651)		527,213,049

See accompanying Notes to Financial Statements.	117

Schedule of Investments (See Note 11)
Salient MLP & Energy Infrastructure Fund
December 31, 2021

	Shares	Value (See Note 2)
Special Purpose Acquisition Companies—0.0%(d)
United States—0.0%(d)
TortoiseEcofin Acquisition Corp III—Founder Shares(b)(c)(e)	63,300	$190
Total Special Purpose Acquisition Companies (Cost $190)		190

Warrants—0.0%(d)
United States—0.0%(d)
Volta, Inc.
Expiration date 08/26/2026 at $11.50	36,853	68,547
Total Warrants (Cost $124,541)		68,547
Total Investments—99.4% (Cost $584,773,185)		702,423,387
Other Assets and Liabilities—0.6%		3,953,205
Total Net Assets—100.0%		$706,376,592

All percentages disclosed are calculated by dividing the indicated amounts by net assets.

(a) The security is considered a non-income producing security as any dividends received during the last 12 months (if applicable) are treated as return of capital per the Generally Accepted Accounting Principles.

(b) Non-income producing security.

(c) These securities are exempt from registration under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration, normally to qualified institutional buyers, or to the public if the securities are subsequently registered. See footnote 2(f) in the Notes to Financial Statements for further information.

(d) Amount represents less than 0.05%.

(e) Level 3 security in accordance with fair value hierarchy.

Investment Abbreviations:

CAD — Canadian Dollar

Allocation of Portfolio Holdings:

Salient MLP & Energy Infrastructure Fund invested in securities with exposure to the following countries as of December 31, 2021:

	Value	% of Total Investments
United States	$639,462,406	91.0%
Canada	49,663,599	7.1%
Israel	12,204,514	1.8%
Singapore	908,602	0.1%
Spain	184,266	0.0%
	$702,423,387	100.0%

See accompanying Notes to Financial Statements.	118

Schedule of Investments (See Note 11)
Salient Tactical Plus Fund
December 31, 2021

	Shares	Value (See Note 2)
Exchange-Traded Funds—58.2%
United States—58.2%
SPDR S&P 500® ETF Trust	87,477	$41,548,076
Total Exchange-Traded Funds (Cost $31,092,475)		41,548,076

Money Market Fund—39.8%
United States—39.8%
Fidelity Government Portfolio—Institutional Class, 0.01%(a)	28,428,534	28,428,534
Total Money Market Fund (Cost $28,428,534)		28,428,534
Total Investments—98.0% (Cost $59,521,009)		69,976,610
Other Assets and Liabilities—2.0%(b)		1,440,606
Total Net Assets—100.0%		$71,417,216

All percentages disclosed are calculated by dividing the indicated amounts by net assets.

(a) The rate shown is the 7-day effective as of December 31, 2021.

(b) Includes cash which is being held as collateral for futures contracts.

Investment Abbreviations:

ETF — Exchange-Traded Fund

S&P — Standard & Poor’s

SPDR — Standard & Poor’s Depositary Receipt

Futures Contracts Sold:

Description	Contracts	Expiration Date	Notional Value	Value and Unrealized Appreciation/ (Depreciation)
S&P 500® E-Mini Future	24	March 2022	$(5,710,200)	$26,183
			$(5,710,200)	$26,183

Salient Tactical Plus Fund invested in securities with exposure to the following countries as of December 31, 2021:

	Value	% of Total Investments
United States	$69,976,610	100.0%
	$69,976,610	100.0%

See accompanying Notes to Financial Statements.	119

Statements of Assets and Liabilities
December 31, 2021

	Salient MLP & Energy Infrastructure Fund	Salient Tactical Plus Fund
Assets:
Investments, at value	$702,423,387	$69,976,610
Cash	1,574,410	—
Foreign currency (Cost $31,683 and $—)	31,683	—
Deposit with brokers for options and futures contracts	—	1,472,804
Interest and dividends receivable	233,316	143,158
Receivable for shares sold	923,891	61,460
Receivable for investments sold	2,707,587	—
Prepaids and other assets	70,638	40,530
Total Assets	707,964,912	71,694,562
Liabilities:
Payable for shares redeemed	505,530	179,553
Variation margin on futures contracts	—	14,743
Payable to advisor	575,842	50,023
Payable for audit and tax preparation fees	220,820	—
Payable for fund accounting and fund administration fees	100,686	14,361
Payable for administrative services	79,441	7,639
Payable for distribution and service fees	34,686	589
Accrued expenses and other liabilities	71,315	10,438
Total Liabilities	1,588,320	277,346
Total Net Assets	$706,376,592	$71,417,216

Net Assets Consist of:
Paid-in capital	$1,333,946,443	$65,707,420
Total distributable earnings	(627,569,851)	5,709,796
Total Net Assets	$706,376,592	$71,417,216
Investments, At Cost	584,773,185	59,521,009

See accompanying Notes to Financial Statements.	120

Statements of Assets and Liabilities
December 31, 2021

	Salient MLP & Energy Infrastructure Fund	Salient Tactical Plus Fund
Pricing of Shares
Class A Shares:
Net Assets	$92,026,711	$579,222
Shares of beneficial interest outstanding	14,082,756	47,557
Net Asset Value, offering and redemption price per share	$6.53	$12.18
Maximum offering price per share (NAV/0.9450, based on maximum sales charge of 5.50% of the offering price)	$6.91	$12.89
Class C Shares:
Net Assets	$17,725,761	$553,208
Shares of beneficial interest outstanding	2,725,900	48,009
Net Asset Value, offering and redemption price per share	$6.50	$11.52
Class F Shares:
Net Assets	—	$39,429,849
Shares of beneficial interest outstanding	—	3,117,826
Net Asset Value, offering and redemption price per share	$—	$12.65
Class I Shares:
Net Assets	$566,979,608	$30,854,937
Shares of beneficial interest outstanding	87,187,161	2,495,122
Net Asset Value, offering and redemption price per share	$6.50	$12.37
Class R6 Shares:
Net Assets	$29,644,512	—
Shares of beneficial interest outstanding	4,556,776	—
Net Asset Value, offering and redemption price per share	$6.51	$—

See accompanying Notes to Financial Statements.	121

Statements of Operations
For the Year Ended December 31, 2021

	Salient MLP & Energy Infrastructure Fund	Salient Tactical Plus Fund
Investment Income:
Distributions from master limited partnerships	$14,296,326	$—
Less return of capital on distributions	(14,296,326)	—
Net investment income from master limited partnerships	—	—
Dividends from master limited partnership related companies	21,946,923	—
Less return of capital on dividends	(13,883,545)	—
Net investment income from master limited partnership related companies	8,063,378	—
Interest	203	—
Dividends	—	515,176
Foreign taxes withheld	(1,177,106)	—
Total Investment Income	6,886,475	515,176
Expenses:
Investment advisory fee	6,387,865	1,038,622
Administration fees and expenses	512,151	69,565
Distribution and service fees
Class A	209,862	1,493
Class C	215,496	5,625
Administrative services fees
Class A	45,348	572
Class C	14,325	518
Class F	—	36,598
Class I	375,644	29,079
Registration/filing fees	88,787	63,088
Transfer agent fees and expenses	105,311	24,189
Audit and tax preparation fee	153,203	38,480
Custodian fee	46,211	4,085
Legal fee	199,711	18,038
Reports to shareholders and printing fees	73,295	7,963
Compliance fees	129,508	13,672
Trustees’ fees and expenses	182,289	20,589
ReFlow fees (Note 2(o))	13,203	—
Other expenses	150,927	24,769
Total expenses before waivers	8,903,136	1,396,945
Less fees (waived/reimbursed) and recouped by investment advisor (See Note 4)	116,425	(508,303)
Total Expenses	9,019,561	888,642
Net Investment Loss	(2,133,086)	(373,466)

See accompanying Notes to Financial Statements.	122

Statements of Operations
For the Year Ended December 31, 2021

	Salient MLP & Energy Infrastructure Fund	Salient Tactical Plus Fund
Realized and Unrealized Gain/(Loss)
Net realized gain/(loss) on investments and foreign currency translations	$94,021,541	$(3,085,299)
Net realized gain on written options	2,632,210	830,880
Net realized loss on futures contracts	—	(1,646,242)
Net realized loss on foreign currency	(246,764)	—
Net realized gain(loss)	96,406,987	(3,900,661)
Change in unrealized appreciation/depreciation on:
Investments	29,197,904	8,663,743
Written options	(228,725)	—
Futures contracts	—	29,476
Translation of other assets and liabilities in foreign currency transactions	33	—
Change in unrealized appreciation/depreciation	28,969,212	8,693,219
Net Realized and Unrealized Gain on Investments, Written Options, Futures Contracts, and Foreign Currency Translations	125,376,199	4,792,558
Net Increase in Net Assets Resulting From Operations	$123,243,113	$4,419,092

See accompanying Notes to Financial Statements.	123

Statements of Changes in Net Assets

	Salient MLP & Energy Infrastructure Fund		Salient Tactical Plus Fund
	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
Operations:
Net investment income/(loss)	$(2,133,086)	$7,899,128	$(373,466)	$(395,467)
Net realized gain/(loss)	96,406,987	(124,644,507)	(3,900,661)	3,247,980
Net change in unrealized appreciation/depreciation	28,969,212	(33,685,265)	8,693,219	1,822,490
Net increase/(decrease) in net assets resulting from operations	123,243,113	(150,430,644)	4,419,092	4,675,003
Distributions to Shareholders:
From distributable earnings
Class A	—	—	—	(39,507)
Class C	—	—	—	(35,042)
Class I	—	—	—	(1,776,535)
Class F	—	—	—	(2,196,181)
Class R6	—	—	—	—
From return of capital
Class A	(4,040,628)	(3,800,203)	—	—
Class C	(847,143)	(1,087,858)	—	—
Class I	(26,260,802)	(24,820,608)	—	—
Class R6	(1,793,160)	(1,792,903)	—	—
Total distributions	(32,941,733)	(31,501,572)	—	(4,047,265)
Capital Transactions:
Class A
Proceeds from shares issued	33,865,388	20,594,967	1,435	195,201
Dividends reinvested	3,909,770	3,675,622	—	39,507
Value of shares redeemed	(20,257,543)	(44,948,937)	(122,563)	(324,952)
Class A capital transactions	17,517,615	(20,678,348)	(121,128)	(90,244)
Class C
Proceeds from shares issued	1,571,774	3,337,814	—	129,799
Dividends reinvested	835,117	1,064,434	—	35,042
Value of shares redeemed	(8,949,517)	(12,702,677)	(50,171)	(73,083)
Class C capital transactions	(6,542,626)	(8,300,429)	(50,171)	91,758
Class F
Proceeds from shares issued	—	—	3,523,366	3,897,926
Dividends reinvested	—	—	—	2,196,181
Value of shares redeemed	—	—	(4,743,179)	(2,759,134)
Class F capital transactions	—	—	(1,219,813)	3,334,973
Class I
Proceeds from shares issued	224,048,662	319,855,114	4,305,694	8,719,948
Dividends reinvested	24,435,455	21,470,890	—	1,776,533
Value of shares redeemed	(145,032,539)	(418,334,829)	(5,625,426)	(5,199,076)
Class I capital transactions	103,451,578	(77,008,825)	(1,319,732)	5,297,405

See accompanying Notes to Financial Statements.	124

Statements of Changes in Net Assets

	Salient MLP & Energy Infrastructure Fund		Salient Tactical Plus Fund
	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
Class R6
Proceeds from shares issued	$609,019	$12,794,595	$—	$—
Dividends reinvested	654,281	705,926	—	—
Value of shares redeemed	(10,455,713)	(4,303,969)	—	—
Class R6 capital transactions	(9,192,413)	9,196,552	—	—
Change in Net Assets resulting from capital transactions	105,234,154	(96,791,050)	(2,710,844)	8,633,892
Change in Net Assets	$195,535,534	$(278,723,266)	$1,708,248	$9,261,630
Net Assets:
Beginning of period	510,841,058	789,564,324	69,708,968	60,447,338
End of period	$706,376,592	$510,841,058	$71,417,216	$69,708,968
Changes in shares outstanding:
Class A
Sold	5,106,023	4,036,088	121	17,179
Distributions reinvested	598,854	659,367	—	3,435
Redeemed	(3,140,571)	(8,811,733)	(10,644)	(27,470)
Net increase/(decrease) in shares outstanding	2,564,306	(4,116,278)	(10,523)	(6,856)
Class C
Sold	246,162	639,704	—	11,415
Distributions reinvested	129,072	191,640	—	3,197
Redeemed	(1,368,593)	(2,433,804)	(4,432)	(6,464)
Net increase/(decrease) in shares outstanding	(993,359)	(1,602,460)	(4,432)	8,148
Class F
Sold	—	—	290,371	328,246
Distributions reinvested	—	—	—	185,020
Redeemed	—	—	(384,268)	(228,447)
Net increase/(decrease) in shares outstanding	—	—	(93,897)	284,819
Class I
Sold	34,386,843	65,355,514	361,232	740,696
Distributions reinvested	3,752,896	3,906,968	—	152,623
Redeemed	(22,514,866)	(85,360,720)	(466,880)	(446,003)
Net increase/(decrease) in shares outstanding	15,624,873	(16,098,238)	(105,648)	447,316
Class R6
Sold	94,653	3,373,572	—	—
Distributions reinvested	101,122	130,765	—	—
Redeemed	(1,626,029)	(904,321)	—	—
Net increase/(decrease) in shares outstanding	(1,430,254)	2,600,016	—	—

See accompanying Notes to Financial Statements.	125

Financial Highlights

For a share outstanding throughout the periods presented.

Salient MLP & Energy Infrastructure Fund

	Class A
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017
Net Asset Value, Beginning of Period	$5.53	$7.07	$6.36	$8.18	$9.31
Income/(Loss) from Operations:
Net investment income/(loss)(a)	(0.03)	0.07	0.02	0.06	0.04
Net realized and unrealized gain/(loss) on investments	1.34	(1.31)	1.00	(1.50)	(0.69)
Total from Investment Operations	1.31	(1.24)	1.02	(1.44)	(0.65)
Less Distributions:
From investment income	—	—	(0.17)	(0.07)	(0.04)
From return of capital	(0.31)	(0.30)	(0.14)	(0.31)	(0.44)
Total Distributions	(0.31)	(0.30)	(0.31)	(0.38)	(0.48)
Net increase/(decrease) in Net Asset Value	1.00	(1.54)	0.71	(1.82)	(1.13)
Net Asset Value, End of Period	$6.53	$5.53	$7.07	$6.36	$8.18
Total Return(b)	23.74%	(17.43)%	16.03%	(18.33)%	(6.92)%
Ratios/Supplemental Data:
Net Assets, End of Period (000s)	$92,027	$63,681	$110,549	$86,552	$157,413
Ratios to Average Net Assets:
Gross expenses (including tax expense/benefit and excluding fee waivers/recoupments)	1.50%	1.56%	1.47%	1.40%	1.38%
Net expenses (including tax expense/benefit and including fee waivers/recoupments)	1.50%	1.55%	1.47%	1.40%	1.38%
Net expenses (excluding tax expense/benefit and including fee waivers/recoupments)	1.50%	1.55%	1.49%	1.46%	1.43%
Net investment income/(loss)	(0.42)%	1.29%	0.24%	0.77%	0.49%
Portfolio Turnover Rate(c)	248%	260%	66%	48%	32%

(a) Calculated based on average shares outstanding.

(b) Total return calculations do not include any sales or redemption charges.

(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. It is not annualized for periods less than one year.

See accompanying Notes to Financial Statements.	126

Financial Highlights

For a share outstanding throughout the periods presented.

Salient MLP & Energy Infrastructure Fund

	Class C
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019		Year Ended December 31, 2018		Year Ended December 31, 2017
Net Asset Value, Beginning of Period	$5.50	$7.02	$6.32		$8.13		$9.26
Income/(Loss) from Operations:
Net investment income/(loss)(a)	(0.08)	0.03	(0.03	)(b)	(0.00	)(b)	(0.03	)(b)
Net realized and unrealized gain/(loss) on investments	1.34	(1.31)	0.98		(1.49)		(0.68)
Total from Investment Operations	1.26	(1.28)	0.95		(1.49)		(0.71)
Less Distributions:
From investment income	—	—	(0.14)		(0.06)		(0.04)
From return of capital	(0.26)	(0.24)	(0.11)		(0.26)		(0.38)
Total Distributions	(0.26)	(0.24)	(0.26)		(0.32)		(0.42)
Net increase/(decrease) in Net Asset Value	1.00	(1.52)	0.70		(1.81)		(1.13)
Net Asset Value, End of Period	$6.50	$5.50	$7.02		$6.32		$8.13
Total Return(b)	22.91%	(18.16)%	15.15%		(18.89)%		(7.68)%
Ratios/Supplemental Data:
Net Assets, End of Period (000s)	$17,726	$20,468	$37,346		$44,247		$74,862
Ratios to Average Net Assets:
Gross expenses (including tax expense/benefit and excluding fee waivers/recoupments)	2.26%	2.32%	2.22%		2.15%		2.17%
Net expenses (including tax expense/benefit and including fee waivers/recoupments)	2.29%	2.30%	2.22%		2.15%		2.17%
Net expenses (excluding tax expense/benefit and including fee waivers/recoupments)	2.29%	2.30%	2.24%		2.21%		2.22%
Net investment income/(loss)	(1.26)%	0.57%	(0.48)%		(0.01)%		(0.33)%
Portfolio Turnover Rate(c)	248%	260%	66%		48%		32%

(a) Calculated based on average shares outstanding.

(b) Total return calculations do not include any sales or redemption charges.

(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. It is not annualized for periods less than one year.

See accompanying Notes to Financial Statements.	127

Financial Highlights

For a share outstanding throughout the periods presented.

Salient MLP & Energy Infrastructure Fund

	Class I
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017
Net Asset Value, Beginning of Period	$5.50	$7.05	$6.34	$8.15	$9.28
Income/(Loss) from Operations:
Net investment income/(loss)(a)	(0.02)	0.08	0.04	0.07	0.06
Net realized and unrealized gain/(loss) on investments	1.34	(1.31)	0.99	(1.49)	(0.69)
Total from Investment Operations	1.32	(1.23)	1.03	(1.42)	(0.63)
Less Distributions:
From investment income	—	—	(0.18)	(0.07)	(0.04)
From return of capital	(0.32)	(0.32)	(0.14)	(0.32)	(0.46)
Total Distributions	(0.32)	(0.32)	(0.32)	(0.39)	(0.50)
Net increase/(decrease) in Net Asset Value	1.00	(1.55)	0.71	(1.81)	(1.13)
Net Asset Value, End of Period	$6.50	$5.50	$7.05	$6.34	$8.15
Total Return	24.11%	(17.32)%	16.33%	(18.10)%	(6.77)%
Ratios/Supplemental Data:
Net Assets, End of Period (000s)	$566,980	$393,743	$617,790	$730,427	$1,069,037
Ratios to Average Net Assets:
Gross expenses (including tax expense/benefit and excluding fee waivers/recoupments)	1.27%	1.33%	1.24%	1.17%	1.17%
Net expenses (including tax expense/benefit and including fee waivers/recoupments)	1.29%	1.30%	1.24%	1.17%	1.17%
Net expenses (excluding tax expense/benefit and including fee waivers/recoupments)	1.29%	1.30%	1.26%	1.23%	1.22%
Net investment income/(loss)	(0.27)%	1.55%	0.50%	0.95%	0.65%
Portfolio Turnover Rate(b)	248%	260%	66%	48%	32%

(a) Calculated based on average shares outstanding.

(b) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. It is not annualized for periods less than one year.

See accompanying Notes to Financial Statements.	128

Financial Highlights

For a share outstanding throughout the periods presented.

Salient MLP & Energy Infrastructure Fund

	Class R6
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017
Net Asset Value, Beginning of Period	$5.50	$7.05	$6.34	$8.15	$9.28
Income/(Loss) from Operations:
Net investment income/(loss)(a)	(0.01)	0.08	0.04	0.09	0.10
Net realized and unrealized gain/(loss) on investments	1.35	(1.31)	0.99	(1.50)	(0.73)
Total from Investment Operations	1.34	(1.23)	1.03	(1.41)	(0.63)
Less Distributions:
From investment income	—	—	(0.18)	(0.07)	(0.04)
From return of capital	(0.33)	(0.32)	(0.14)	(0.33)	(0.46)
Total Distributions	(0.33)	(0.32)	(0.32)	(0.40)	(0.50)
Net increase/(decrease) in Net Asset Value	1.01	(1.55)	0.71	(1.81)	(1.13)
Net Asset Value, End of Period	$6.51	$5.50	$7.05	$6.34	$8.15
Total Return	24.41%	(17.27)%	16.42%	(18.04)%	(6.70)%
Ratios/Supplemental Data:
Net Assets, End of Period (000s)	$29,645	$32,949	$23,879	$20,907	$11,290
Ratios to Average Net Assets:
Gross expenses (including tax expense/benefit and excluding fee waivers/recoupments)	1.20%	1.26%	1.16%	1.09%	1.10%
Net expenses (including tax expense/benefit and including fee waivers/recoupments)	1.20%	1.26%	1.16%	1.09%	1.10%
Net expenses (excluding tax expense/benefit and including fee waivers/recoupments)	1.20%	1.26%	1.18%	1.15%	1.15%
Net investment income/(loss)	(0.19)%	1.62%	0.59%	1.24%	1.19%
Portfolio Turnover Rate(b)	248%	260%	66%	48%	32%

(a) Calculated based on average shares outstanding.

(b) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. It is not annualized for periods less than one year.

See accompanying Notes to Financial Statements.	129

Financial Highlights

For a share outstanding throughout the periods presented.

Salient Tactical Plus Fund

	Class A
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018		Year Ended December 31, 2017
Net Asset Value, Beginning of Period	$11.51	$11.44	$11.31	$11.40		$11.45
Income/(Loss) from Operations:
Net investment income/(loss)(a)	(0.11)	(0.12)	0.04	(0.02	)(b)	(0.11)
Net realized and unrealized gain on investments	0.78	0.91	0.75	0.28		1.06
Total from Investment Operations	0.67	0.79	0.79	0.26		0.95
Less Distributions:
From investment income	—	—	(0.09)	(0.00	)(c)	—
From realized gain on investments	—	(0.72)	(0.57)	(0.35)		(1.00)
Total Distributions	—	(0.72)	(0.66)	(0.35)		(1.00)
Net increase/(decrease) in Net Asset Value	0.67	0.07	0.13	(0.09)		(0.05)
Net Asset Value, End of Period	$12.18	$11.51	$11.44	$11.31		$11.40
Total Return(d)	5.82%	6.95%	6.96%	2.29%		8.31%
Ratios/Supplemental Data:
Net Assets, End of Period (000s)	$579	$668	$743	$616		$8,858
Ratios to Average Net Assets:
Gross expenses	2.19%	2.23%	2.17%	2.72%		2.91%
Net expenses(e)	1.65%	1.65%	1.65%	1.65	%(f)	2.05%
Net investment income/(loss)	(0.95)%	(1.04)%	0.33%	(0.15)%		(0.96)%
Portfolio Turnover Rate(g)	62%	5,029%	9,813%	5,067%		3,584%

(a) Calculated based on average shares outstanding.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned, class specific expenses and/or fluctuating market value of the investments of the Fund.

(c) Represents less than $0.005 or $(0.005).

(d) Total return calculations do not include any sales or redemption charges.

(e) The ratios presented include an investment advisor waiver. Without this waiver, the expense ratios would be higher.

(f) Effective February 1, 2018, the annual expense limitation rate changed from 2.05% to 1.65%.

(g) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. It is not annualized for periods less than one year.

See accompanying Notes to Financial Statements.	130

Financial Highlights

For a share outstanding throughout the periods presented.

Salient Tactical Plus Fund

	Class C
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019		Year Ended December 31, 2018		Year Ended December 31, 2017
Net Asset Value, Beginning of Period	$10.97	$11.02	$10.92		$11.10		$11.26
Income/(Loss) from Operations:
Net investment loss(a)	(0.19)	(0.20)	(0.03	)(b)	(0.08	)(b)	(0.19)
Net realized and unrealized gain on investments	0.74	0.87	0.70		0.25		1.03
Total from Investment Operations	0.55	0.67	0.67		0.17		0.84
Less Distributions:
From investment income	—	—	(0.00	)(c)	—		—
From realized gain on investments	—	(0.72)	(0.57)		(0.35)		(1.00)
Total Distributions	—	(0.72)	(0.57)		(0.35)		(1.00)
Net increase/(decrease) in Net Asset Value	0.55	(0.05)	0.10		(0.18)		(0.16)
Net Asset Value, End of Period	$11.52	$10.97	$11.02		$10.92		$11.10
Total Return(d)	5.01%	6.13%	6.15%		1.50%		7.47%
Ratios/Supplemental Data:
Net Assets, End of Period (000s)	$553	$575	$488		$629		$868
Ratios to Average Net Assets:
Gross expenses	2.94%	2.99%	2.89%		5.32%		7.10%
Net expenses(e)	2.40%	2.40%	2.40%		2.40	%(f)	2.80%
Net investment loss	(1.68)%	(1.77)%	(0.30)%		(0.72)%		(1.68)%
Portfolio Turnover Rate(g)	62%	5,029%	9,813%		5,067%		3,584%

(a) Calculated based on average shares outstanding.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned, class specific expenses and/or fluctuating market value of the investments of the Fund.

(c) Represents less than $0.005 or $(0.005).

(d) Total return calculations do not include any sales or redemption charges.

(e) The ratios presented include an investment advisor waiver. Without this waiver, the expense ratios would be higher.

(f) Effective February 1, 2018, the annual expense limitation rate changed from 2.80% to 2.40%.

(g) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. It is not annualized for periods less than one year.

See accompanying Notes to Financial Statements.	131

Financial Highlights

For a share outstanding throughout the periods presented.

Salient Tactical Plus Fund

	Class F
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018		Year Ended December 31, 2017
Net Asset Value, Beginning of Period	$11.88	$11.73	$11.58	$11.60		$11.57
Income/(Loss) from Operations:
Net investment income/(loss)(a)	(0.05)	(0.05)	0.11	0.07		(0.05)
Net realized and unrealized gain/(loss) on investments	0.82	0.92	0.77	0.27		1.08
Total from Investment Operations	0.77	0.87	0.88	0.34		1.03
Less Distributions:
From investment income	—	—	(0.16)	(0.01)		—
From realized gain on investments	—	(0.72)	(0.57)	(0.35)		(1.00)
Total Distributions	—	(0.72)	(0.72)	(0.36)		(1.00)
Net increase/(decrease) in Net Asset Value	0.77	0.15	0.15	(0.02)		0.03
Net Asset Value, End of Period	$12.65	$11.88	$11.73	$11.58		$11.60
Total Return	6.48%	7.46%	7.54%	2.91%		8.91%
Ratios/Supplemental Data:
Net Assets, End of Period (000s)	$39,430	$38,158	$34,334	$27,688		$18,511
Ratios to Average Net Assets:
Gross expenses	1.94%	1.99%	1.95%	2.24%		2.46%
Net expenses(b)	1.09%	1.09%	1.09%	1.09	%(c)	1.49%
Net investment income/(loss)	(0.37)%	(0.46)%	0.93%	0.63%		(0.42)%
Portfolio Turnover Rate(d)	62%	5,029%	9,813%	5,067%		3,584%

(a) Calculated based on average shares outstanding.

(b) The ratios presented include an investment advisor waiver. Without this waiver, the expense ratios would be higher.

(c) Effective February 1, 2018, the annual expense limitation rate changed from 1.49 to 1.09%.

(d) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. It is not annualized for periods less than one year.

See accompanying Notes to Financial Statements.	132

Financial Highlights

For a share outstanding throughout the periods presented.

Salient Tactical Plus Fund

	Class I
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018		Year Ended December 31, 2017
Net Asset Value, Beginning of Period	$11.65	$11.55	$11.41	$11.47		$11.49
Income/(Loss) from Operations:
Net investment income/(loss)(a)	(0.08)	(0.09)	0.07	0.06		(0.09)
Net realized and unrealized gain on investments	0.80	0.91	0.76	0.24		1.07
Total from Investment Operations	0.72	0.82	0.83	0.30		0.98
Less Distributions:
From investment income	—	—	(0.12)	(0.01)		—
From realized gain on investments	—	(0.72)	(0.57)	(0.35)		(1.00)
Total Distributions	—	(0.72)	(0.69)	(0.36)		(1.00)
Net increase/(decrease) in Net Asset Value	0.72	0.10	0.14	(0.06)		(0.02)
Net Asset Value, End of Period	$12.37	$11.65	$11.55	$11.41		$11.47
Total Return	6.18%	7.15%	7.24%	2.56%		8.54%
Ratios/Supplemental Data:
Net Assets, End of Period (000s)	$30,855	$30,308	$24,882	$18,502		$2,248
Ratios to Average Net Assets:
Gross expenses	1.94%	1.99%	1.94%	2.38%		3.61%
Net expenses(b)	1.40%	1.40%	1.40%	1.40	%(c)	1.80%
Net investment income/(loss)	(0.68)%	(0.77)%	0.61%	0.51%		(0.78)%
Portfolio Turnover Rate(d)	62%	5,029%	9,813%	5,067%		3,584%

(a) Calculated based on average shares outstanding.

(b) The ratios presented include an investment advisor waiver. Without this waiver, the expense ratios would be higher.

(c) Effective February 1, 2018, the annual expense limitation rate changed from 1.80% to 1.40%.

(d) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. It is not annualized for periods less than one year.

See accompanying Notes to Financial Statements.	133

Notes to Financial Statements
December 31, 2021

1. ORGANIZATION

Salient MF Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust was organized on November 15, 2011. As of December 31, 2021 the Trust is comprised of two registered funds. The accompanying financial statements are presented for the following funds (individually a “Fund” and collectively the “Funds”):

Fund	Short Name	Commencement of Operations
Salient MLP & Energy Infrastructure Fund	MLP Energy Fund	September 19, 2012
Salient Tactical Plus Fund	Tactical Plus Fund	December 15, 2014

MLP Energy Fund is classified as non-diversified under the 1940 Act. Tactical Plus Fund is classified as diversified under the 1940 Act. The Funds are authorized to issue an unlimited number of shares of beneficial interest (“Shares”) with no par value. The Funds offer Class A, Class C, and Class I shares. Additionally, MLP Energy Fund offers R6 shares and Tactical Plus Fund offers Class F Shares. All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses, sales charges, distribution, and exclusive rights to vote on matters affecting only individual classes. Class A Shares have a maximum sales charge of 5.50% as a percentage of the offering price on investments of less than $1 million (no sales charge for investments of $1 million or more). Class A Shares and Class C Shares are subject to a maximum contingent deferred sales charge of 1.00% if redeemed less than one year after purchase. Class C Shares are offered without any front-end sales charge. No sales charges are assessed with respect to Class I Shares, Class F shares and Class R6 Shares of the Funds.

MLP Energy Fund’s investment objective is to maximize total return (capital appreciation and income) by investing primarily in securities of Master Limited Partnerships (“MLPs”) and Energy Infrastructure Companies. Tactical Plus Fund’s investment objective is to produce, in any market environment, above-average risk adjusted returns and less downside volatility than the S&P 500 Index by investing primarily in a diversified portfolio of instruments that provide exposure to U.S. and non-U.S. equity securities. The board of trustees of the Trust (each member thereof a “Trustee” and, collectively, the “Board of Trustees” or the “Board”) is authorized to engage an investment advisor, and pursuant to the investment management agreements for each of the Funds (each, an “Investment Management Agreement” and collectively, the “Investment Management Agreements”), it has selected Salient Advisors, LP (“Salient Advisor”) for Tactical Plus Fund and Salient Capital Advisors, LLC (“SCA”) for MLP Energy Fund to manage each Fund’s portfolio and operations. Salient Advisor is a Texas limited partnership that is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and with the Commodity Futures Trading Commission (the “CFTC”) as a commodity pool operator and commodity trading advisor and is a member of the National Futures Association. SCA is a Texas limited liability company that is registered as an investment advisor under the Advisers Act. Broadmark Asset Management LLC (the “Sub-Advisor”) serves as the subadvisor to Tactical Plus Fund. The Sub-Advisor is an affiliate of each of Salient Advisor and SCA.

2. SIGNIFICANT ACCOUNTING POLICIES

(a) BASIS OF ACCOUNTING

The accounting and reporting policies of the Funds conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The financial statements have been prepared in conformity with U.S. GAAP, which requires management to make estimates and assumptions relating to the reported amounts of assets and liabilities, and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results may differ from those estimates and such differences may be significant. Each Fund is an investment company and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”.

(b) PORTFOLIO VALUATION

The Funds record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described below.

The Board has authorized Salient Advisor and SCA to each establish a valuation committee (the “Advisor Valuation Committee”), which includes representatives from each Fund’s investment advisor. The Advisor Valuation Committee’s function, subject to the oversight of the Board, is generally to review valuation methodologies, valuation determinations, and any information provided to the Advisor Valuation Committee by Salient Advisor, SCA, or ALPS Fund Services, Inc., the Funds’ independent administrator (the “Administrator”).

See accompanying Notes to Financial Statements.	134

Notes to Financial Statements
December 31, 2021

To the extent that the price of a security cannot be determined applying the methods described below, the Advisor Valuation Committee in conjunction with the Administrator will determine the price of the security pursuant to the fair value procedures approved by the Board. The Fund’s valuation policies are discussed in further detail in Note 3.

Investments held by the Funds are valued as follows:

SECURITIES LISTED ON A SECURITIES EXCHANGE OR OVER-THE-COUNTER EXCHANGES—In general, the Funds value these securities at their last sales price on the exchange or over-the-counter market or a market’s official closing price on the valuation date. If the security is listed on more than one exchange, the Funds use the price from the exchange that it considers to be the principal exchange on which the security is traded. If there have been no sales for that day on the exchange where the security is principally traded, then the price of the security will be valued at the mean between the closing “bid” and “ask” prices on the valuation date. If no bid or ask prices are quoted before closing, the security will be valued using the last available sale price, or a price will be determined pursuant to the fair value procedures approved by the Board. As of the close of regular trading on the New York Stock Exchange (the “NYSE”), securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the valuation date, or if there is no sale on the valuation date, at the mean of the closing bid and ask prices. If no bid or ask prices are quoted before closing, the security will be valued using the last available sale price, or a price will be determined pursuant to the fair value procedures approved by the Board. If a security’s price is available from more than one exchange, the Funds use the exchange that is the primary market for the security. Fair Value determinations will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Advisor Valuation Committee determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what the Advisor Valuation Committee believes to be the fair value of the securities as of the close of regular trading on the NYSE. The Funds may also determine the fair value of securities in other situations, for example, when a particular foreign market is closed but a Fund is open. For foreign equity securities and foreign equity futures contracts, each Fund uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

PUBLICLY-TRADED EQUITY SECURITIES ACQUIRED IN A DIRECT PLACEMENT TRANSACTION—Such securities may be subject to restrictions on resale that can affect the security’s liquidity and fair value. Such securities that are convertible or otherwise will become freely tradable will be valued based on the market value of the freely tradable security less an applicable restriction discount. Generally, the discount will initially be equal to the discount at which the Fund purchased the securities and thereafter will be periodically reassessed and likely reduced over the anticipated restricted period.

DERIVATIVES—Exchange traded futures contracts are valued using quoted closing prices from the national exchange on which they are principally traded. If no such price is reported by such exchange on the valuation date, the Advisor Valuation Committee will determine the fair value in good faith using information that is available at such time.

Forward currency contracts have a market value determined by the prevailing daily foreign currency exchange rates and current foreign currency exchange forward rates. The foreign currency exchange forward rates are calculated using an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing vendor. Foreign currency exchange rates and foreign currency exchange forward rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time.

Options that are listed on a securities exchange are generally valued on the valuation date at the mean of the closing bid and ask price of the posted market on the exchange on which they are listed. If on the valuation date the primary exchange is closed, the prior day price will be used. If no such price is reported, the fair value of such options will be determined in good faith using industry standard pricing models utilizing publicly available input information on the valuation date.

Options traded on an over-the-counter market are generally valued using the mean of the closing bid and ask prices provided by an independent pricing service. If a quotation is not available from the independent pricing service, the price is obtained from a broker (typically the counterparty to the option) on the valuation date. If no such price is available on the valuation date, the Advisor Valuation Committee in conjunction with the Administrator will determine the fair value of such options in good faith using information that is available at such time.

See accompanying Notes to Financial Statements.	135

Notes to Financial Statements
December 31, 2021

SECURITIES NOT ACTIVELY TRADED—The value of securities, derivatives or synthetic securities that are not actively traded on an exchange are determined by obtaining quotes from brokers that normally deal in such securities or by an unaffiliated pricing service that may use actual trade data or procedures using market indices, matrices, yield curves, specific trading characteristics of certain groups of securities, pricing models or a combination of these procedures. Securities for which independent pricing services are not available are valued pursuant to the valuation procedures approved by the Board.

OTHER—Investments in open-end RICs that do not trade on an exchange are valued at the end of day NAV per share. Where no value is readily available from a RIC or other security, or where a value supplied by a RIC is deemed not to be indicative of the RIC’s value, the Advisor Valuation Committee, in consultation with the Administrator or the advisor, will determine, in good faith, the fair value of the RIC or other security. Investments in private placement securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board. Such fair value procedures may consider among other factors discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating, and an analysis of the issuer’s financial statements and reports. If events occur that affect the value of the Funds’ securities before the net asset value has been calculated, the securities so affected will generally be priced using fair value procedures.

SPECIAL PURPOSE ACQUISITION COMPANIES—The Fund may invest in stock, warrants, and other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities that pool funds to seek potential acquisition opportunities. The Fund may enter into a commitment with a SPAC for a private investment in a public equity (“PIPE”) which will be satisfied if and when the SPAC completes its merger or acquisition. PIPEs are illiquid and restricted, and unfunded SPAC PIPE commitments are marked-to-market with the unrealized appreciation/depreciation separately presented in the Statement of Assets and Liabilities and Statement of Operations. As of December 31, 2021, the Fund held the following unfunded SPAC PIPE commitments:

Security	Commitment Amount	Fair Value	Unrealized Appreciation/ Depreciation
Redwoods Investment Climate Holdings I, Corp—Founder Shares	$423	$423	$—
Total	$423	$423	$—

(c) SECURITIES TRANSACTIONS AND INVESTMENT INCOME

For financial statement purposes, security transactions are accounted for on a trade date basis. Accordingly, differences between the net asset values for financial statement purposes and for executing shareholders transactions may arise. Realized gains and losses on sales of securities are reported using the specific identification cost method. Interest income, adjusted for accretion of discounts and amortization of premiums, is recognized on the accrual basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as a Fund is informed of such dividends in the exercise of reasonable diligence. If applicable, any foreign capital gains taxes are accrued, net of unrealized gains, and are payable upon the sale of such investments.

Additionally, income may be impacted by certain investments held by the fund. For MLP Energy Fund, the character of distributions made during the year from net investment income or net capital gains may differ from its ultimate characterization for federal income tax purposes.

(d) FOREIGN CURRENCY TRANSLATION

The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed.

(e) MASTER LIMITED PARTNERSHIPS

Entities commonly referred to as MLPs are generally organized under state law as limited partnerships or limited liability companies. MLP Energy Fund invests in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986, as amended (the “Code”), and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real property rents, gains on dispositions of real property, income and gains from mineral or natural resources activities, income and gains from the transportation or storage of certain fuels, and, in certain circumstances, income and gains from commodities or futures, forwards and options on commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members).

See accompanying Notes to Financial Statements.	136

Notes to Financial Statements
December 31, 2021

The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership or limited-liability company. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. MLP Energy Fund’s investments in MLPs consist only of limited partner or member interest ownership. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

(f) RESTRICTED SECURITIES

MLP Energy Fund may invest up to 15% of its total assets in unregistered or otherwise restricted securities. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Certain restricted securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The restricted securities held by MLP Energy Fund at December 31, 2021 are identified below and are also presented in the Fund’s Schedule of Investments.

Security	% of Net Assets	Acquisition Date	Shares/ Units	Cost	Fair Value
Heliogen, Inc.	1.04%	07/06/21	726,600	$7,266,000	$7,331,394
Microvast Holdings Inc.	0.91%	07/22/21	1,139,300	11,592,378	6,448,438
TortoiseEcofin Acquisition Corp III—Founder Shares Total Restricted Securities	0.00%	07/21/21	63,300	190	190
	1.95%			$18,858,568	$13,780,022

(g) SHORT SALES

Certain Funds may sell securities short. Short sales are transactions in which a Fund sells a security that it does not own in anticipation of a decline in the value of that security. To complete such a transaction, a Fund must borrow the security to deliver to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it in the open market at some later date. The Fund bears the risk of a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates. There can be no assurance that securities necessary to cover a short position will be available for purchase. All short sales must be fully collateralized. The Fund maintains collateral consisting of cash, U.S. government securities or other liquid assets in an amount at least equal to the value of their respective short positions. The Fund is liable for any dividends or interest payable on securities while those securities are in a short position. Neither Fund held securities sold short as of December 31, 2021.

(h) DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

The following discloses the Funds’ use of derivative instruments and hedging activities.

The Funds’ investment objectives not only permit the Funds to purchase investment securities but also allow certain Funds to enter into various types of derivative contracts, including, but not limited to, futures contracts, forward currency contracts, and purchased and written option contracts. In doing so, the Funds will employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity or debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

See accompanying Notes to Financial Statements.	137

Notes to Financial Statements
December 31, 2021

Market Risk Factors: In pursuit of their investment objectives, certain Funds may use derivatives that increase or decrease a Fund’s exposure to the following market risk factors:

Credit Risk: Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency.

The value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the value of the foreign currency denominated security will increase as the dollar depreciates against the currency.

Interest Rate Risk: Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed income investments, and a decline in general interest rates will tend to increase the value of such investments. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Risk of Investing in Derivatives: The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected, resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Funds to increase their market value exposure relative to their net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to settle the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Futures: Tactical Plus Fund invests in futures contracts to gain exposure to, or hedge against, changes in the value of equities, commodities, interest rates or foreign currencies, or to gain exposure to momentum. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. The underlying asset is not physically delivered. Futures contracts are valued at their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the clearinghouse to secure the Fund’s performance. The clearinghouse also requires daily settlement of variation margin representing changes in the value of each contract. Fluctuations in the value of the contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as net realized gain (loss) on futures contracts.

The primary risks associated with the use of futures contracts are imperfect correlation between changes in fair values of the underlying assets and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk in the Funds exchange-traded futures contracts is minimized because the counterparty in each trade is the exchange’s clearinghouse, which assures performance of the contract.

See accompanying Notes to Financial Statements.	138

Notes to Financial Statements
December 31, 2021

Options Writing/Purchasing: MLP Energy Fund writes equity call options with the purpose of generating realized gains from premiums as a means to enhance distributions to the Fund’s common shareholders. Tactical Plus Fund may purchase and write put and call options on broad-based stock indices and on individual securities as part of its investment strategy and for hedging purposes.

A call option on a security is a contract that gives the holder of such call option the right to buy the security underlying the call option from the writer of such call option at a specified price at any time during the term of the option. A put option gives the holder of such put option the right to sell the underlying security to the writer of such put option at a specified price at any time during the term of the option. When purchasing options, the Funds pay a premium which is recorded as the cost basis of the option and which is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. When an option is exercised or closed, premiums paid for purchasing options are offset against proceeds to determine the realized gain or loss on the transaction. When Funds write an option, an amount equal to the net premium received by the Fund is recorded as a liability and is subsequently marked to market to reflect the current value of the option written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are either exercised or closed are offset against the proceeds received or the amount paid on the transaction to determine the realized gains or losses. As the writer of a covered call option, during the option’s life, the Fund gives up the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but the Fund retains the risk of loss should the price of the underlying security decline.

Swap Agreements: A Fund may enter into equity, interest rate, index, currency rate, and other types of swap agreements in an attempt to obtain a particular return without the need to actually purchase the reference asset. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund’s exposure to long-term or short-term interest rates (in the U.S. or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices, baskets of securities, or inflation rates.

Swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. Neither Fund invested in such swap agreements during the year ended December 31, 2021, and neither Fund held swap agreements as of December 31, 2021.

The following is a summary of the fair value of derivative instruments held directly by the Funds as of December 31, 2021, and where such derivatives are recorded:

	Assets	Liabilities
Fund	Written options, at Value	Variation Margin on Futures Contracts^
Equity Risk Exposure:
Tactical Plus Fund	$26,183	$(14,743)

^ Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedules of Investments. Only the current day’s net variation margin is reported in the Statements of Assets and Liabilities.

See accompanying Notes to Financial Statements.	139

Notes to Financial Statements
December 31, 2021

The following is a summary of the effect of derivative instruments on the Statements of Operations for the year ended December 31, 2021:

	Realized Gain (Loss) on Derivatives Recognized as a Result from Operations
Fund	Net Realized Gains (Losses) on Investments*	Net Realized Gains (Losses) from Written Options Contracts	Net Realized Gains (Losses) from Futures Contracts
Equity Risk Exposure:
MLP Energy Fund	$—	$2,632,210	$—
Tactical Plus Fund	(3,502,597)	830,880	(1,646,242)

	Change in Unrealized Appreciation/Depreciation on Derivatives Recognized as a Result of Operations
Fund	Change in unrealized appreciation/ depreciation on investments*	Change in unrealized appreciation/depreciation on Futures Contracts	Change in unrealized appreciation/ depreciation on written options
Equity Risk Exposure:
MLP Energy Fund	$—	$—	$(228,725)
Tactical Plus Fund	61,035	29,476	—

* Includes purchased options contracts.

The following is a summary of the average monthly notional value of futures contracts and options purchased and sold by the Funds for the year ended December 31, 2021, as well as the respective notional amount outstanding as of December 31, 2021:

	Average Monthly Notional Value	Notional Value Outstanding at December 31, 2021
MLP Energy Fund
Written call options	$13,294,816	$—
Tactical Plus Fund
Futures contracts purchased	$9,392,945	$—
Futures contracts sold	7,262,338	5,710,220
Purchased put options	21,635,258	—
Purchased call options	19,998,855	—

Certain derivative contracts are executed under either standardized netting agreements or, for exchange-traded derivatives, the relevant contracts for a particular exchange that contain enforceable netting provisions. A derivative netting arrangement creates an enforceable right of set-off that becomes effective and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract. There were no derivative financial instruments that are subject to enforceable netting arrangements or other similar agreements as of December 31, 2021.

(i) CASH MANAGEMENT TRANSACTIONS

The Funds may hold cash balances in bank demand deposit accounts with the Funds’ custodian, Citibank, N.A. (“Citibank”). Such amounts are readily accessible to purchase investments or pay Fund expenses. The Funds consider liquid assets deposited in a bank demand deposit account to be cash equivalents. Cash and cash equivalents are valued at cost plus any accrued interest. The Funds may maintain demand deposit accounts that have an aggregate value in excess of Federal Deposit Insurance Corporation (“FDIC”) insurance limits. As a result, the Funds may be exposed to credit risk in the event of insolvency or other failure of Citibank to meet its obligations.

(j) CFTC REGULATION

The CFTC adopted rules to harmonize conflicting United States Securities and Exchange Commission (the “SEC”) and CFTC disclosure, reporting and recordkeeping requirements for registered investment companies that do not meet an exemption from the definition of commodity pool. The harmonization rules provide that the CFTC will accept the SEC’s disclosure, reporting, and recordkeeping regime as substituted compliance for substantially all of the otherwise applicable CFTC regulations as long as such investment companies meet the applicable SEC requirements.

See accompanying Notes to Financial Statements.	140

Notes to Financial Statements

December 31, 2021

With respect to Tactical Plus Fund, Salient Advisor has not made an initial filing under CFTC Regulation 4.5 of the CEA. Salient Advisor meets the definition of a commodity pool operator with respect to this Fund, and it will be subject to regulation by the CFTC as a commodity pool.

(k) DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income, if any, are declared and paid quarterly for MLP Energy Fund and annually for Tactical Plus Fund. Distributions from net realized capital gains, if any, are normally distributed annually and may include short-term capital gains. All net short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Funds may also pay, at the end of the calendar year, a special distribution to comply with requirements under the Code.

The amount of distributions from net investment income and net realized gains is determined in accordance with federal income tax regulations which may differ from U.S. GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, differing treatment on certain investments, net operating loss, distribution reclassification, certain gain/loss and certain distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require a reclassification. To the extent distributions exceed distributable earnings for tax purposes they are reported as return of capital.

(l) RETURN OF CAPITAL ESTIMATES

Distributions received from MLP Energy Fund’s investments in MLPs generally are comprised of income, capital gains and return of capital. MLP Energy Fund records investment income, realized gains, and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

For the year ended December 31, 2021, MLP Energy Fund estimated that approximately 100% of the MLP distributions received would be treated as a return of capital. MLP Energy Fund recorded as return of capital the amount of $28,179,871 of dividends and distributions received from its investments.

(m) FEDERAL AND OTHER TAXES

The Funds intend to continue to comply with the requirements of the Code applicable to regulated investment companies and to distribute all of their taxable income to shareholders. Also, in order to avoid the payment of any federal excise taxes, the Funds will distribute substantially all of their net investment income and net realized gains on a calendar year basis.

For the tax years ended 2018 through 2021, and for all major jurisdictions, management of the Funds has evaluated the tax positions taken or expected to be taken in the course of preparing their tax returns to determine whether the tax positions will “more-likely-than-not” be sustained by the Funds upon challenge by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold and that would result in a tax benefit or expense to the Funds would be recorded as a tax benefit or expense in the current period. Neither Fund recognized any amount for unrecognized tax benefit/ expense.

(n) ALLOCATIONS

Expenses directly related to a Fund are charged directly to that Fund. Other operating expenses of the Trust not directly related to a Fund are prorated to each Fund in the Trust on the basis of relative net assets or another appropriate basis. Income, expenses, and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets. Fees provided under a distribution (Rule 12b-1 of the 1940 Act) plan and administrative service fees paid to intermediaries or financial institutions for a particular class of a Fund are charged to the expenses of such class.

(o) REFLOW TRANSACTIONS

Certain Funds may participate in ReFlow, a program designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. In order to pay cash to shareholders who redeem their shares on a given day, a mutual fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money, all of which impose certain costs on the fund. ReFlow provides participating mutual funds with another source of cash by standing ready to purchase shares from a fund equal to the amount of the fund’s net redemptions on a given day. ReFlow then generally redeems those shares when the fund experiences net sales. In return for this service, the fund will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds. The costs to a Fund for participating in ReFlow are generally expected to be influenced by and comparable to the cost of other sources of liquidity, such as the Fund’s short-term lending arrangements or the costs of selling portfolio securities to meet redemptions. ReFlow is prohibited from acquiring more than 2.95% of the total net assets of any Fund. The Board has adopted certain procedures to govern the Funds’ participation in ReFlow. ReFlow fees that were incurred by the Funds during the year ended December 31, 2021, are recorded in the Statement of Operations, if applicable.

See accompanying Notes to Financial Statements.	141

Notes to Financial Statements

December 31, 2021

3. FAIR VALUE MEASUREMENTS

A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1—Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date. Investments in any underlying open-ended investment companies are valued at their net asset value daily and classified as Level 1.

Level 2—Quoted prices in markets which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability.

Level 3—Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following tables summarize the Funds’ investments and derivative financial instruments categorized in the disclosure hierarchy as of December 31, 2021:

Investments in Securities	Level 1	Level 2	Level 3	Total
MLP Energy Fund
Master Limited Partnerships(a)	$175,141,601	$—	$—	$175,141,601
MLP Related Companies(a)	519,881,655	7,331,394	—	527,213,049
Special Purpose Acquisition Companies	—	—	190	190
Warrants	68,547	—	—	68,547
Total	$695,091,803	$7,331,394	$190	$702,423,387

Tactical Plus Fund
Exchange Traded Funds(a)	$41,548,076	$—	$—	$41,548,076
Money Market Fund	28,428,534	—	—	28,428,534
Total	$69,976,610	$—	$—	$69,976,610

See accompanying Notes to Financial Statements.	142

Notes to Financial Statements

December 31, 2021

Other Financial Instruments(b)	Level 1	Level 2	Level 3	Total
Tactical Plus Fund
Liabilities
Futures Contracts	$26,183	$—	$—	$26,183
Total	$26,183	$—	$—	$26,183

(a) For detailed descriptions of industry or country see the accompanying Schedules of Investments.

(b) Other financial instruments include any derivative instruments not reflected in the Schedules of Investments as Investment Securities, such as futures contracts.

For the year ended December 31, 2021, no Funds had transfers between the fair value levels designated in the preceding table and there were no significant unobservable inputs (Level 3) used in determining fair value. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

4. INVESTMENT MANAGEMENT SERVICES

In consideration of the advisory and other services provided by each investment advisor, under the terms of the Investment Management Agreement between Salient Advisor and Tactical Plus Fund and between SCA and MLP Energy Fund, Salient Advisor and SCA are entitled to receive a fee calculated daily and payable monthly at the following annual rates, as of December 31, 2021, based on each Fund’s average daily net assets:

Fund	Investment Advisory Fee
MLP Energy Fund	0.95%
Tactical Plus Fund	1.45%

The Trust and Salient Advisor have entered into an investment sub-advisory agreement with the Sub-Advisor for Tactical Plus Fund. Pursuant to this agreement, the Sub-Advisor provides investment sub-advisory services to the Fund and is entitled to receive a fee from Salient Advisor calculated daily and payable monthly at the annual rate of 0.725% of the Fund’s average daily net assets.

Expense Limitations: Salient Advisor and SCA have entered into Expense Limitation Agreements which limit the total expenses (exclusive of brokerage and transactional costs, interest, taxes, short dividend expense, acquired fund fees and expenses, litigation and extraordinary expenses) of certain classes of the Funds, through a specified date. In addition, Salient Advisor or SCA may voluntarily reimburse additional expenses of certain classes of certain Funds.

The following are the annual expense limitation rates and expiration dates for the Funds with an Expense Limitation Agreement:

Fund	Class A	Class C	Class I	Class F	Class R6	End Date
MLP Energy Fund	1.55%	2.30%	1.30%	N/A	None	April 30, 2022
Tactical Plus Fund	1.65%	2.40%	1.40%	1.09%	N/A	April 30, 2022

Pursuant to the Expense Limitation Agreements, each Fund will reimburse the investment advisor for any fee waivers and expense reimbursements made by the investment advisor, provided that any such reimbursements made by a Fund to the investment advisor will not cause the Fund’s expense limitation to exceed the expense limitation in existence at the time the expenses were incurred or at the time of the reimbursement, whichever is lower, and the reimbursement is made within three years following the year in which the expenses were incurred.

See accompanying Notes to Financial Statements.	143

Notes to Financial Statements

December 31, 2021

For the year ended December 31, 2021, the fee waivers and/or reimbursements were as follows:

Fund	Fees Waived/ Reimbursed by Advisor	Recoupment of Past Waived Fees by Advisor	Total
MLP Energy Fund
Class A	$—	$(4,071)	$(4,071)
Class C	2,568	(8,717)	(6,149)
Class I	981	(107,186)	(106,205)
Tactical Plus Fund
Class A	3,242	—	3,242
Class C	3,029	—	3,029
Class I	168,374	—	168,374
Class F	333,658	—	333,658

As of December 31, 2021, the balances of recoupable expenses were waived in the following years:

	2019	2020	2021	Total
MLP Energy Fund
Class A	$—	$—	$—	$—
Class C	—	—	—	—
Class I	—	—	—	—
Tactical Plus Fund
Class A	3,630	3,953	3,242	10,825
Class C	2,356	3,010	3,029	8,395
Class I	123,139	163,150	168,374	454,663
Class F	271,185	328,939	333,658	933,782

5. DISTRIBUTION AGREEMENT

Foreside Fund Services, LLC, (“Foreside”), serves the Trust as distributor (the “Distributor’’). The Trust has adopted a Distribution Plan and Agreement (the “Distribution Plan’’) pursuant to Rule 12b-1 under the 1940 Act.

Each Fund may pay financial intermediaries such as broker-dealers, investment advisors (“Authorized Firms”) and the Distributor up to 0.25% and 1.00%, on an annualized basis, of the average daily net assets attributable to Class A and Class C shares, respectively, as compensation for service and distribution-related activities and/or shareholder services with respect to Class A and Class C shares, respectively.

The Funds pay fees to certain intermediaries or financial institutions for recordkeeping, sub-accounting services, transfer agency and other administrative services as reflected in the Statements of Operations as “Administrative services fees.” Payments from the Administrative Services Plan may not exceed an annual rate of 0.10%.

6. SERVICE PROVIDERS

ALPS Fund Services, Inc. (“AFS”) serves as the Funds’ administrator, transfer agent and dividend paying agent for the Funds.

Citibank, N.A. serves as the Funds’ custodian.

Foreside serves the Trust as distributor.

7. TRUSTEE AND OFFICER FEES

Each Fund’s operations are managed under the direction and oversight of the Board of Trustees. The Board of Trustees appoints Officers of the Trust who are responsible for the Funds’ day-to-day business decisions based on policies set by the Board of Trustees. The Officers serve at the pleasure of the Board of Trustees.

The Funds do not pay any compensation directly to the Officers or Trustees who are also Trustees, Officers or employees of Salient Management or its affiliates, except as noted below. As of December 31, 2021, there were six Trustees, five of whom are not “interested persons” of the Trust within the meaning of that term under the 1940 Act (each, an “Independent Trustee”). The Trustees of the Trust may also serve as Trustees of other registered investment companies managed by the Advisor and its affiliates, including Forward Funds (the “Salient FF Trust”) and Salient Midstream & MLP Fund (together with the Trust, the “Trusts”). Each Fund within the Trusts pays Independent Trustees an allocated portion of the retainer of $50,000 per year. Each Fund within the Trusts pays Independent Trustees an allocated portion of the amounts of: $6,250 for attendance in person at a regular meeting and $1,500 for attendance by telephone at a regular meeting; $1,500 for attendance in person or by video conference at a special meeting that is not held in conjunction with a regular meeting and $1,500 for attendance by telephone at a special meeting that is not held in conjunction with a regular meeting; and $1,500 per day for participation in Trust-related meetings not held in conjunction with a meeting.

See accompanying Notes to Financial Statements.	144

Notes to Financial Statements

December 31, 2021

The Chairman of the Board of Trustees, the Chairman of the Audit Committee, the Chairman of the Nominating Committee, and the Chairman of the Compliance Committee receive a special retainer fee in the amount of $16,000, $6,000, $5,000, and $5,000, respectively, per year. In addition, each member of the Audit Committee, Nominating Committee and Compliance Committee receives $1,000, respectively per year. In the interest of retaining Independent Trustees of the highest quality, the Board intends to periodically review such compensation and may modify it as the Board deems appropriate. The interested Trustees receive no compensation from the Funds. In addition, Independent Trustees receive reimbursements for reasonable out-of-pocket expenses incurred for their services as a Trustee, including for the transportation and other expenses that they incur in attending meetings.

The Chief Compliance Officer of the Funds (“CCO”) is an employee of, and is compensated by, Salient Management. As of January 1, 2021, the Funds have agreed to pay the Advisor approximately $142,000 per year as (i) an allocated portion of the compensation of an officer or employee of the Advisor to serve as CCO for the Funds (plus the cost of reasonable expenses related to the performance of the CCO’s duties, including travel expenses), and (ii) an allocation of the expenses of other officers or employees of the Advisor who serve in other compliance capacities for the Funds. The Board approves annually an allocation of such costs among such personnel, and each Fund bears its pro rata share of such expense. Other affiliated funds and registered investment companies managed by the Advisor pay additional compensation for the same purposes.

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties with respect to the Funds. In addition, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with vendors and others that provide general indemnification. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust and/or the Funds. Based on experience, however, the Funds expect the risk of loss to be remote.

9. PURCHASES AND SALES OF INVESTMENTS

The aggregate cost of security purchases and proceeds from sales of securities (excluding short-term investments) during the year ended December 31, 2021, were as follows:

	Purchases	Sales
MLP Energy Fund	$1,715,877,506	$1,617,475,370
Tactical Plus Fund	23,826,102	27,539,995

10. TAX BASIS INFORMATION

Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from GAAP. The tax character of dividends paid to shareholders during the applicable tax year ended November 30, 2021 was as follows:

	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
MLP Energy Fund	$—	$—	$—	$32,941,733	$32,941,733
Tactical Plus Fund	$765,681	$3,281,583	$4,047,264	$—	$4,047,264

See accompanying Notes to Financial Statements.	145

Notes to Financial Statements

December 31, 2021

The tax character of dividends paid to shareholders during the tax year ended November 30, 2020 was as follows:

	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
MLP Energy Fund	$—	$—	$—	$31,501,572	$31,501,572
Tactical Plus Fund	2,425,754	1,030,818	3,456,572	—	3,456,572

As of the tax year ended November 30, 2021, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Fund	Accumulated Capital Gains/(Losses)	Undistributed Ordinary Income	Net Unrealized Appreciation/ (Depreciation)	Late Year Loss Deferral
MLP Energy Fund	$(750,158,517)	—	$53,395,893	$—
Tactical Plus Fund	$(2,236,194)	—	$8,125,853	$(442,728)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are primarily due to deferral of losses on wash sales, partnership investments, straddles and mark-to-market adjustments for certain derivatives. In addition, certain tax cost basis adjustments are finalized subsequent to fiscal year-end and therefore have not been determined as of December 31, 2021.

The following information is provided on a tax basis as of December 31, 2021 and includes investments and excludes foreign currency and derivatives:

	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation/ Depreciation
MLP Energy Fund	$641,293,093	$85,373,681	$(24,243,387)	$61,130,294
Tactical Plus Fund	$59,956,210	$10,046,583	$(26,183)	$10,020,400

Capital loss carryovers used by MLP Energy Fund during the tax year ended November 30, 2021 were $40,406,214. As of the end of the tax year ended November 30, 2021, the Funds had the following net capital loss carryovers (“CLCOs”). It is the Board’s intent that the Funds will not distribute any realized gain distributions until the CLCOs have been offset or expire.

	Short-Term	Long-Term	Total
MLP Energy Fund	$119,545,779	$630,612,738	$750,158,517
Tactical Plus Fund	$1,006,313	$1,229,881	$2,236,194

In accordance with U.S. GAAP, the Funds have made reclassifications among their capital accounts. These reclassifications are intended to adjust the components of the Funds’ net assets to reflect the tax character of permanent book/tax differences and have no impact on the net assets or the net asset value of the Funds. As of December 31, 2021, the Funds made reclassifications to increase or (decrease) the components of the net assets detailed below:

	Paid-in Capital	Total Distributable Earnings
MLP Energy Fund	$(32,693,677)	$32,693,677
Tactical Plus Fund	$(186,665)	$186,665

11. SCHEDULE OF INVESTMENTS

The investment categories used in this report may differ from the industry classification categories used for determining compliance with industry concentration restrictions and requirements applicable to each of the Funds.

12. AFFILIATED COMPANIES

As defined by the 1940 Act, an affiliated company is one in which a Fund owns 5% or more of the outstanding voting securities or a company that is under common ownership or control. During the year ended December 31, 2021, neither fund owned 5% or more of the outstanding voting shares of any security.

See accompanying Notes to Financial Statements.	146

Notes to Financial Statements

December 31, 2021

13.PANDEMICS AND ASSOCIATED ECONOMIC DISRUPTION

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general anxiety and economic uncertainty. It is not known how long any negative impacts, or any future impacts of other significant events such as a substantial economic downturn, will last. Health crises caused by outbreaks of disease, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks. This outbreak, and other epidemics and pandemics that may arise in the future, could negatively affect the global economy, as well as the economies of individual countries, individual companies and the market in general in significant and unforeseen ways. For example, a widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact a Fund’s ability to complete repurchase requests, and affect Fund performance. Any such impact could adversely affect a Fund’s performance, the performance of the securities in which the Fund invests, lines of credit available to the Fund and may lead to losses on your investment in the Fund. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers.

14. SUBSEQUENT EVENTS

The Funds have evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements as of December 31, 2021.

See accompanying Notes to Financial Statements.	147

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

Salient MF Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Salient MLP & Energy Infrastructure Fund and Salient Tactical Plus Fund (collectively, the Funds), including the schedules of investments, as of December 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2021, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian, transfer agent and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more Salient investment companies since 2003.

Columbus, Ohio

February 24, 2022

SALIENT MF TRUST

PART C: OTHER INFORMATION

ITEM 15.	INDEMNIFICATION

The Registrant’s Agreement and Declaration of Trust, incorporated by reference from the Registrant’s initial Registration Statement on Form N-1A, as filed with the U.S. Securities and Exchange Commission (“SEC”) via Edgar on March 20, 2012, contains provisions limiting the liability, and providing for indemnification, of the Trustees, officers, employees and other “Covered Persons” (including their respective heirs, assigns, successors or other legal representatives) to the fullest extent permitted by law, including advancement of payments of all expenses incurred in connection with the preparation and presentation of any defense (subject to repayment obligations in certain circumstances), in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Covered Person. To the extent required by the Investment Company Act of 1940, as amended (the “1940 Act”), but only to such extent, no indemnification shall be provided to a Covered Person. Additionally, an Indemnification Agreement entered into between the Registrant and certain former Trustees provides for expressly continued indemnification rights, including for periods subsequent to the resignation or retirement of each such Trustee, with respect to certain expenses actually and reasonably incurred by the Trustee in any proceeding arising out of or in connection with the Trustee’s service to the Registrant.

Pursuant to the Distribution Agreement between the Registrant and Foreside Fund Services, LLC (the “Distributor”), incorporated by reference from Post-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via Edgar on September 4, 2012, the Distributor shall indemnify, defend and hold the Salient MLP & Energy Infrastructure Fund (the “Fund”), its affiliates, and each of their respective directors, officers, employees, representatives, and any person who controls or previously controlled the Fund within the meaning of Section 15 of the Securities Act of 1933, as amended (the “Securities Act”) (collectively, the “Client Indemnitees”), free and harmless from and against any and all Losses that any Client Indemnitee may incur under the 1933 Act, the Securities Exchange Act of 1934, as amended, the 1940 Act, any other statute (including Blue Sky laws) or any rule or regulation thereunder, or under common law or otherwise, arising out of or based upon (i) the Distributor’s breach of any of its obligations, representations, warranties or covenants contained in this Agreement; (ii) the Distributor’s failure to comply with any applicable securities laws or regulations; or (iii) any claim that the Registration Statement, Prospectus, sales literature and advertising materials or other information filed or made public by the Fund (as from time to time amended) include or included an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements not misleading, insofar as such statement or omission was made in reliance upon, and in conformity with, information furnished to the Fund by the Distributor in writing. Such indemnification does not protect the Fund against any liability to the Distributor to which the Fund would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties under the Distribution Agreement or by reason of its reckless disregard of its obligations under the Distribution Agreement.

Further, the Registrant’s Investment Management Agreement with Salient Capital Advisors, LLC (“SCA” or the “Adviser”) on behalf of the Fund, incorporated by reference from Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement, as filed with the SEC via Edgar on July 2, 2012, contains provisions limiting the liability, and providing for the indemnification, of the Adviser and its personnel under certain circumstances. The Investment Management Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the applicable Fund, the Fund’s Adviser and any partner, director, officer or employee of the Adviser, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable to the Fund for any error of judgment, for any mistake of law or for any act or omission by the person in connection with the performance of services to the Fund. The Investment Management Agreement also provides for indemnification by the Fund, to the fullest extent permitted by law, of its Adviser or any partner, director, officer or employee of the Adviser, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Fund, so long as the liability or expense is not incurred by reason of the person’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund.

Registrant’s Trustees and officers are insured under a standard investment company errors and omissions insurance policy covering loss incurred by reason of negligent errors and omissions committed in their official capacities as such.

Insofar as indemnification for liabilities arising under the 1933 Act, may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the provisions described in this Item 15, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 16.	EXHIBITS

(1)	(a)	Certificate of Trust of the Registrant, dated as of November 15, 2011. (1)

	(b)	Agreement and Declaration of Trust of the Registrant, dated as of November 15, 2011. (1)

	(c)	Amended Schedule A to the Agreement and Declaration of Trust of the Registrant, dated as of May 1, 2016. (8)

(2)		Amended Bylaws of the Registrant. (8)

(3)		Not applicable.

(4)		Form of Agreement and Plan of Reorganization and Liquidation filed herein as Annex A to the Proxy Statement/Prospectus.

(5)		Not applicable.

(6)	(a)	Investment Management Agreement between the Registrant, on behalf of its series Salient MLP & Energy Infrastructure Fund, and Salient Capital Advisors, LLC (“SCA” or the “Adviser”). (2)

(7)	(a)	Distribution Agreement between the Registrant and Foreside Fund Services, LLC (the “Distributor”). (3)

	(b)	First Amendment to the Distribution Agreement between the Registrant and the Distributor. (3)

	(c)	Second Amendment to the Distribution Agreement between the Registrant and the Distributor. (5)

	(d)	Third Amendment to the Distribution Agreement between the Registrant and the Distributor. (6)

	(e)	Distribution Services Agreement between the Registrant and the Distributor. (3)

	(f)	Form of Distribution Novation Agreement. (9)

	(g)	Distribution Novation Agreement. (10)

(8)		Not applicable.

(9)	(a)	Global Custodial Services Agreement between the Registrant and Citibank, N.A. (the “Custodian”). (2)

	(b)	Amendment to the Global Custodial Services Agreement between the Registrant and the Custodian. (2)

(10)	(a)	Rule 12b-1 Plan of Salient MLP & Energy Infrastructure Fund (Class A Shares). (10)

	(b)	Rule 12b-1 Plan of Salient MLP & Energy Infrastructure Fund (Class C Shares). (10)

	(c)	Rule 12b-1 Plan of Salient MLP & Energy Infrastructure Fund (Class I Shares). (10)

(11)		Legal Opinion of K&L Gates LLP.*

(12)		Form of Tax Opinion of K&L Gates LLP.*

(13)	(a)	Administration, Bookkeeping and Pricing Services Agreement among the Registrant, Forward Funds and ALPS Fund Services, Inc. (“ALPS”), dated as of December 1, 2018. (11)

	(b)	Amendment No. 1 to the Administration, Bookkeeping and Pricing Services Agreement among the Registrant, Forward Funds and ALPS, dated as of December 13, 2019.(12)

	(c)	Transfer Agency and Services Agreement among the Registrant, Forward Funds and ALPS, dated as of July 20, 2018. (11)

	(d)	Amendment No. 1 to the Transfer Agency and Services Agreement among the Registrant, Forward Funds and ALPS, dated as of December 13, 2019.(12)

	(e)	Expense Limitation Agreement between the Registrant, on behalf of its series Salient MLP & Energy Infrastructure Fund, and SCA, dated as of April 26, 2022.(13)

	(f)	Administrative Service Plan and Supermarket Compliance Policy. (4)

	(g)	Compliance Support Services Agreement between the Registrant and ALPS Fund Services, Inc. (“ALPS”), dated as of January 17, 2017. (9)

	(h)	Amendment No. 1 to the Compliance Support Services Agreement between the Registrant, Forward Funds, Salient MLP & Energy Fund and ALPS, dated as of December 13, 2019. (12)

	(i)	Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 of Salient MF Trust and Forward Funds. (9)

(14)		Consent of Independent Registered Public Accounting Firm.*

(15)		Not applicable.

(16)		Power of Attorney.*

(17)		Form of Proxy Card.*

(18)		Not applicable.

(1)	Incorporated by reference from the Registrant’s initial Registration Statement on Form N-1A, as filed with the SEC via Edgar on March 20, 2012.
(2)	Incorporated by reference from Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement, as filed with the SEC via Edgar on July 2, 2012.
(3)	Incorporated by reference from Post-Effective Amendment No. 2 to the Registrant’s Registration Statement, as filed with the SEC via Edgar on September 4, 2012.
(4)	Incorporated by reference from Post-Effective Amendment No. 5 to the Registrant’s Registration Statement, as filed with the SEC via Edgar on April 30, 2013.
(5)	Incorporated by reference from Post-Effective Amendment No. 8 to the Registration Statement, as filed with the SEC via Edgar on January 29, 2014.
(6)	Incorporated by reference from Post-Effective Amendment No. 13 to the Registration Statement, as filed with the SEC via Edgar on October 31, 2014.
(7)	Incorporated by reference from Post-Effective Amendment No. 15 to the Registration Statement, as filed with the SEC via Edgar on April 30, 2015.
(8)	Incorporated by reference from Post-Effective Amendment No. 20 to the Registration Statement, as filed with the SEC via Edgar on April 29, 2016.
(9)	Incorporated by reference from Post-Effective Amendment No. 22 to the Registration Statement, as filed with the SEC via Edgar on April 28, 2017.
(10)	Incorporated by reference from Post-Effective Amendment No. 24 to the Registration Statement, as filed with the SEC via Edgar on April 30, 2018.
(11)	Incorporated by reference from Post-Effective Amendment No. 26 to the Registration Statement, as filed with the SEC via Edgar on April 30, 2019
(12)	Incorporated by reference from Post-Effective Amendment No. 28 to the Registration Statement, as filed with the SEC via Edgar on April 30, 2020
(13)	Incorporated by reference from Post-Effective Amendment No. 32 to the Registration Statement, as filed with the SEC via Edgar on April 29, 2022
*	Filed herewith.

ITEM 17.	UNDERTAKINGS

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the 1933 Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees to file by Post-Effective Amendment the opinion of counsel regarding the tax consequences of the proposed reorganization required by Item (16)(12) of Form N-14 prior to the closing date of the reorganization.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed on behalf of the Registrant in the City of Houston and the State of Texas on the 21st day of July, 2022.

SALIENT MF TRUST

/s/ Gregory A. Reid
Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ Gregory Reid	Principal Executive Officer	July 21, 2022
Gregory Reid

/s/ Stephen Leonhardt	Treasurer & Principal Financial Officer	July 21, 2022
Stephen Leonhardt

/s/ Jonathan P. Carroll*	Trustee	July 21, 2022
Jonathan P. Carroll

/s/ Bernard A. Harris Jr.*	Trustee	July 21, 2022
Dr. Bernard A. Harris Jr.

/s/ Haig G. Mardikian*	Trustee	July 21, 2022
Haig G. Mardikian

/s/ A. John Gambs*	Trustee	July 21, 2022
A. John Gambs

/s/ Julie Allecta*	Trustee	July 21, 2022
Julie Allecta

*By:	/s/ Stephen Leonhardt	July 21, 2022
Stephen Leonhardt
Attorney-in-Fact

* Pursuant to Power of Attorney filed herein.

INDEX TO EXHIBITS

(11)	Legal Opinion of K&L Gates LLP .

(12)	Form of Tax Opinion of K&L Gates LLP.

(14)	Consent of Independent Registered Public Accounting Firm.

(16)	Power of Attorney.

(17)	Form of Proxy Card.